As Filed with the U.S. Securities and Exchange Commission On August 1, 2005

                                               File Nos. 033-59692 and 811-07584

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933(X)

                        Pre-Effective Amendment No.___( )

                       Post-Effective Amendment No. 60 (X)
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940(X)

                              Amendment No. 60 (X)

                               RYDEX SERIES FUNDS
               (Exact Name of Registrant as Specified in Charter)

            9601 Blackwell Road, Suite 500, Rockville, Maryland 20850
               (Address of Principal Executive Offices) (Zip Code)

                                  (301)296-5100
              (Registrant's Telephone Number, Including Area Code)

                               Carl G. Verboncoeur
                               9601 Blackwell Road
                                    Suite 500
                            Rockville, Maryland 20850
               (Name and Address of Agent for Service of Process)

                                   Copies to:

                                 W. John McGuire
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

X  immediately upon filing pursuant to paragraph (b) of rule 485
__ on (date) pursuant to paragraph (b)(1)(v) of rule 485
__ 60 days after filing pursuant to paragraph (a)(1) of rule 485
__ on (date) pursuant to paragraph (a)(1) of rule 485
__ 75 days after filing pursuant to paragraph (a)(2) of rule 485
__ on (date) pursuant to paragraph (a)(2) of rule 485

                                                              RYDEX SERIES FUNDS


                                        H-CLASS SHARES PROSPECTUS AUGUST 1, 2005


                                                                 STRATEGIC FUNDS

                                                            SECTOR ROTATION FUND

                                                                CORE EQUITY FUND

                                                          [LOGO]RydexInvestments
                                                Essential for modern markets(TM)

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


RYDEX STRATEGIC FUNDS OVERVIEW ............................................    1
  SECTOR ROTATION FUND ....................................................    2
  CORE EQUITY FUND ........................................................    5
INVESTMENTS AND RISKS .....................................................    8
SHAREHOLDER INFORMATION ...................................................   13
TRANSACTION INFORMATION ...................................................   14
BUYING FUND SHARES ........................................................   15
SELLING FUND SHARES .......................................................   18
EXCHANGING FUND SHARES ....................................................   20
RYDEX ACCOUNT POLICIES ....................................................   21
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   24
DIVIDENDS AND DISTRIBUTIONS ...............................................   25
TAX INFORMATION ...........................................................   25
MANAGEMENT OF THE FUNDS ...................................................   26
FINANCIAL HIGHLIGHTS ......................................................   32

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS
                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Sector Rotation Fund and the Core Equity Fund (the "Strategic Funds" or the "Funds").


H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries"). Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.


RISKS OF INVESTING IN THE FUNDS

      The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


SECTOR ROTATION FUND (RYSRX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Sector Rotation Fund seeks long term capital appreciation. The investment objective of the Sector Rotation Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty-two different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap agreements. The Fund may also enter into short sales.


PRINCIPAL RISKS

The Sector Rotation Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

                                                                    PROSPECTUS 3


INVESTMENT STYLE RISK - The Fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Sector Rotation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SECTOR ROTATION FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 2003           2004
----------------------
 30.98          10.30

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 2.85%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.96% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -2.57% (QUARTER ENDED MARCH 31, 2003.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES

                                                                         SINCE
                                                                       INCEPTION
                                                    PAST 1 YEAR        3/22/2002
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                    10.30%            4.30%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                 10.30%            4.30%
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              6.70%            3.67%
S&P 500(R) INDEX(3)                                    10.89%            3.74%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Sector Rotation Fund.

      SHAREHOLDER FEES* ................................................   NONE
      ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
      MANAGEMENT FEES ..................................................   0.90%
      DISTRIBUTION (12b-1) FEES ........................................   0.25%
      OTHER EXPENSES ...................................................   0.49%
      TOTAL ANNUAL FUND OPERATING EXPENSES .............................   1.64%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Sector Rotation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SECTOR ROTATION FUND              1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $172         $534         $919        $2,000

                                                                    PROSPECTUS 5


CORE EQUITY FUND (RYQMX)
--------------------------------------------------------------------------------


FUND OBJECTIVE

The Core Equity Fund seeks long term capital appreciation. The investment objective of the Core Equity Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000(R) Index. The Fund pursues its investment objective by investing through a combination of quantitative value-oriented and growth-oriented strategies within economic sectors and across the small, medium and large market capitalization ranges.

The Advisor uses a quantitative model to allocate the Fund's investments among these sector and capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indexes, such as futures contracts, options and swap transactions.

Under normal circumstances, the Fund will invest substantially all (at least 80%) of its assets in equity securities, and derivatives thereof. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Core Equity Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

6


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Core Equity Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

CORE EQUITY FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 2003           2004
----------------------
 32.49          14.80


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 1.05%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.26% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -3.61% (QUARTER ENDED MARCH 31, 2003.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES

                                                                         SINCE
                                                                       INCEPTION
                                                     PAST 1 YEAR       9/23/2002
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     14.80%           23.05%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  13.62%           22.35%
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               9.98%           19.60%
RUSSELL 3000 INDEX(3)                                   11.95%           21.50%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE RUSSELL 3000(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT OFFERS INVESTORS ACCESS TO THE BROAD U.S. EQUITY UNIVERSE REPRESENTING APPROXIMATELY 98% OF THE U.S. MARKET. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                    PROSPECTUS 7


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Core Equity Fund.


      SHAREHOLDER FEES* ................................................   NONE
      ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
      MANAGEMENT FEES** ................................................   0.83%
      DISTRIBUTION (12b-1) FEES ........................................   0.25%
      OTHER EXPENSES ...................................................   0.41%
      TOTAL ANNUAL FUND OPERATING EXPENSES .............................   1.49%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** THE MANAGEMENT FEE PAID TO THE ADVISOR FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS AND A PERFORMANCE ADJUSTMENT, RESULTING IN A MINIMUM FEE OF 0.50% AND A MAXIMUM FEE OF 0.90%. BECAUSE THE PERFORMANCE ADJUSTMENT IS APPLIED RELATIVE TO THE PERFORMANCE OF THE RUSSELL 3,000(R) INDEX, THE ADVISOR COULD RECEIVE A POSITIVE PERFORMANCE ADJUSTMENT EVEN DURING PERIODS WHERE THE FUND'S PERFORMANCE IS NEGATIVE. SEE "MANAGEMENT OF THE FUNDS" FOR ADDITIONAL INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CORE EQUITY FUND                 1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H-CLASS                           $156         $486         $838         $1,830

8


MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor") develops and implements structured investment strategies designed to achieve each Fund's objective.


SECTOR ROTATION FUND--Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

CORE EQUITY FUND--The Advisor manages the Fund by maintaining exposure to each of six "style specific" and "capitalization specific" segments of the U.S. equity market. These segments are designed to cover the large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth segments of the market. The Advisor generally allocates the Fund's investments equally among the style segments and rebalances periodically using a quantitative methodology designed to reduce the Fund's volatility relative to the overall U.S. equity market. In selecting Fund investments, the Advisor considers a universe of approximately 3,000 securities eligible for purchase, representing approximately 98% of the total capitalization of the U.S. equity market. The Advisor classifies securities between growth and value styles based on relative price-to-book ratios and estimates of forecasted growth values. The Advisor classifies securities among the large, medium and small cap segments of the market based on relative market capitalization. The Advisor generally considers the largest 200 companies to represent the large-cap segment, the next largest 800 companies to represent the mid-cap segment and the smallest 2,000 companies to represent the small-cap segment. The Advisor may adjust the number of companies included in these various market segments, as appropriate, based on quantitative factors.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

MASTER FEEDER INVESTMENT STRUCTURE

Each Fund reserves the right to pursue its investment objective through a "master-feeder arrangement." Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, E.G., the Core Equity Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, each Fund would have an indirect interest in all of the securities

                                                                    PROSPECTUS 9


owned by its corresponding master fund. Because of this indirect interest, each Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

If a Fund pursues its investment objective through a master-feeder arrangement, the Advisor would manage the investment portfolios of both the Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. Each Fund is permitted to change its investment strategy in order to pursue its investment objective through a master-feeder arrangement without shareholder approval, if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, each Fund may discontinue investing through the master-feeder arrangement and pursue its investment objectives directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short- term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use

10


futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

FOREIGN SECURITIES RISK (SECTOR ROTATION FUND) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack

                                                                   PROSPECTUS 11


accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - Each Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Funds' performance to be less than you expect.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SMALL AND MEDIUM ISSUER RISK (ALL FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

12



SHORT SALES RISK (SECTOR ROTATION FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                   PROSPECTUS 13


INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for H-Class Shares are:

      o     $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)

      o     $15,000 for accounts managed by a financial professional

For new IRA accounts to meet H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

      o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

      o Attach the title page and signature page of trust documents when establishing a trust account.

      o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

14


      o You must provide a street address (Rydex does not accept P.O. Box(es), only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

      o BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

--------------------------------------------------------------------------------

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

      Each Fund calculates its NAV by:

      o     Taking the current market value of its total assets

      o     Subtracting any liabilities

      o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investment trade closes early -such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

--------------------------------------------------------------------------------

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the

                                                                   PROSPECTUS 15


Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
FUND                                        CUT-OFF TIME (ET)
ALL STRATEGIC FUNDS                         3:45 p.m.*

* FOR INTERNET TRANSACTIONS IN THE STRATEGIC FUNDS, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME.
--------------------------------------------------------------------------------

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Your transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES

The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000

16


are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

--------------------------------------------------------------------------------
BY MAIL

IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.

CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT.

          INITIAL PURCHASE                            SUBSEQUENT PURCHASES

Complete the account application that         Complete the Rydex investment slip
corresponds to the type of account            included with your quarterly
you are opening.                              statement or send written purchase
                                              instructions that include:
o  Make sure to designate which Rydex
   Fund(s) you want to purchase.              o  your name

o  Make sure your investment                  o  your shareholder account number
   meets the account minimum.
                                              o  which Rydex Fund(s) you want to
                                                 purchase.

                  Make your check payable to RYDEX INVESTMENTS.

      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

    Include the name of the Rydex Fund(s) you want to purchase on your check.

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
    WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS
                        OFFERED IN A SEPARATE PROSPECTUS.

          Mail your application                Mail your written purchase
              and check to:                    instructions and check to:

                                MAILING ADDRESS:

                                Rydex Investments

                                Attn: Ops. Dept.

                         9601 Blackwell Road, Suite 500

                               Rockville, MD 20850
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 17


--------------------------------------------------------------------------------
BY WIRE
RYDEX FAX NUMBER:
301.296.5103
RYDEX SHAREHOLDER SERVICES PHONE NUMBER:
800.820.0888
OR
301.296.5406

          INITIAL PURCHASE                           SUBSEQUENT PURCHASES

Obtain an account number by                  Be sure to designate in your wire
completing the account application           instructions which Rydex Fund(s)
that corresponds to the type of              you want to purchase.
account you are opening. Then, fax
or mail it to Rydex.

o  Make sure to designate which Rydex
   Fund(s) you want to purchase.

o  Make sure your investment meets
   the account minimum.

 To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING
     INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S)
                               YOU ARE PURCHASING:

                                o Account Number

                                   o Fund Name

                                o Amount of Wire

                   o Fed Wire Reference Number (upon request)

    You will receive a confirmation number to verify that your purchase order has been accepted.

   IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR
        PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
--------------------------------------------------------------------------------
                               WIRE INSTRUCTIONS:

                                    U.S. Bank

                                 Cincinnati, OH

                           Routing Number: 0420-00013

                        For Account of: Rydex Investments

                           Account Number: 48038-9030

                                   [Your Name]

                        [Your shareholder account number]

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
    WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS
                        OFFERED IN A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------

BY INTERNET (ACH)

      Follow the directions on the Rydex web site - www.rydexinvestments.com
--------------------------------------------------------------------------------

18


CANCELLED PURCHASE ORDERS

      Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

      o     if the transfer agent does not receive your wire transfer

      o     if the transfer agent does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES

The Funds offer you the option to send redemption orders by:

MAIL                       Rydex Investments
                           Attn: Ops. Dept.
                           9601 Blackwell Road, Suite 500
                           Rockville, MD 20850

FAX                        301.296.5103
                           If you send your redemption order by fax, you should call Rydex shareholder services at
                           800.820.0888 or 301.296.5406 to verify that your fax
                           was received.

TELEPHONE                  800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

      o     dollar amount or number of shares you would like to sell

                                                                   PROSPECTUS 19


      o whether you want your sale proceeds sent to you by check, wire or ACH

      o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.


DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or (IRA) account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.


RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------


LOW BALANCE ACCOUNTS

The Funds may redeem your shares if the value of your account falls below the required minimum investment amount due to redemption activity. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.

20


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Fund for H-Class, Investor Class or Advisor Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

--------------------------------------------------------------------------------
   EXCHANGE PROCEDURES

   The Funds offer you the option to send exchange requests by:

     MAIL                   Rydex Investments
                            Attn: Ops. Dept.
                            9601 Blackwell Road, Suite 500
                            Rockville, MD 20850

      FAX                   301.296.5103
                            If you send your exchange request by fax, you should call Rydex shareholder services at
                            800.820.0888 to verify that your fax was received.

   TELEPHONE                800.820.0888 or 301.296.5406

   INTERNET                 Follow the directions on the Rydex web site -
                            www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

      o     your name

      o     your shareholder account number

      o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

      o dollar amount, number of shares or percentage of Fund position involved in the exchange

      o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

                                                                   PROSPECTUS 21


EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of H-Class Shares for H-Class, Investor Class or Advisor Class Shares of any Rydex Dynamic Fund, Rydex Benchmark Fund, Rydex Sector Fund, or Rydex Money Market Fund (collectively, the "Rydex Funds"). The Rydex Funds are separate mutual funds offered through separate prospectuses. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not described in this Prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

22


TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions

                                                                   PROSPECTUS 23


      o     $15 per year for low balance accounts

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.


ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Strategic Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board of Trustees. Currently, the Funds restrict shareholders to no more than one substantive redemption out of a Fund (by any means, including exchanges) followed by a purchase of a Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Funds. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. The Board of Trustees has also approved a redemption fee, however, to date the Strategic Funds have not implemented this option nor have they chosen to impose costs or administrative fees on shareholders. In the event that the Strategic Funds decide to implement the redemption fee, such fee will be imposed uniformly by the Strategic Funds subject to the limitations discussed below. For purposes of applying the Funds' policies, Rydex Investments may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex Investments reasonably believes that the trading activity would be harmful or disruptive to the Funds.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by

24


shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.


OTHER COMPENSATION TO DEALERS

In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customers' assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses

                                                                   PROSPECTUS 25


associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

      o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

      o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

26


      o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

      o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

      o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

      o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

      o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

      o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

      o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Series Funds since the Trust's inception over 11 years ago. The Advisor also serves as the investment adviser of the Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, and serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an

                                                                   PROSPECTUS 27


investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2005, based on the average daily net assets for each Fund, as set forth below:

--------------------------------------------------------------------------------
FUND                                                ADVISORY FEE
SECTOR ROTATION FUND                                    .90%
CORE EQUITY FUND                                        .83%*

* REPRESENTS THE BASE MANAGEMENT FEE THAT IS SUBJECT TO A PERFORMANCE ADJUSTMENT SO THAT THE BASE FEE CAN INCREASE TO A MAXIMUM OF 0.90% OR DECREASE TO A MINIMUM OF 0.50%, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUND RELATIVE TO THE RUSSELL 3000(R) INDEX (THE "INDEX"). THE INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE PERFORMANCE COMPARISON WILL BE MADE FOR A ROLLING 12-MONTH PERIOD, WITH PERFORMANCE ADJUSTMENTS MADE AT THE END OF EACH MONTH BEGINNING JUNE 30, 2004. THE 12-MONTH COMPARISON PERIOD WILL ROLL OVER WITH EACH SUCCEEDING MONTH, SO THAT IT WILL ALWAYS EQUAL 12 MONTHS, ENDING WITH THE MONTH FOR WHICH THE PERFORMANCE ADJUSTMENT IS BEING COMPUTED. FOR EVERY 0.0375% OF DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND THE PERFORMANCE OF THE INDEX, THE ADVISOR'S FEE WILL BE ADJUSTED UPWARDS OR DOWNWARDS BY 0.01%. THE MAXIMUM ANNUALIZED PERFORMANCE ADJUSTMENT IS +/- 0.20%.

      The amount shown in the table above represents fees paid during the most recently completed fiscal year. During the period from April 1, 2004 to June 30, 2004, the base fee was not subject to the performance adjustment.

--------------------------------------------------------------------------------

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines

28


investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University. Mr. Flaig has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Funds since their inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                   PROSPECTUS 29



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' H-Class Shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor audting firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose reports, along with the financial statements and related notes, appear in the Trust's 2005 Annual Reports. The 2005 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2005 Annual Reports are incorporated by reference in the SAI.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                            NET REALIZED     NET INCREASE
                                NET ASSET         NET           AND           (DECREASE)     DISTRIBUTIONS  DISTRIBUTIONS
                                  VALUE,      INVESTMENT     UNREALIZED      IN NET ASSET       FROM NET      FROM NET
                                BEGINNING       INCOME     GAINS (LOSSES)   VALUE RESULTING    INVESTMENT     REALIZED
                                OF PERIOD       (LOSS)+    ON SECURITIES    FROM OPERATIONS      INCOME     CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
SECTOR ROTATION FUND H-CLASS
  MARCH 31, 2005                  10.45          (.03)            .70              .67              --             --
  March 31, 2004                   7.58          (.09)           2.96             2.87              --             --
  March 31, 2003                   9.99          (.01)          (2.40)           (2.41)             --             --
  March 31, 2002*                 10.00            --            (.01)            (.01)             --             --
CORE EQUITY FUND H-CLASS
  MARCH 31, 2005                  14.44            --            1.18             1.18              --           (.61)
  March 31, 2004                  10.15          (.01)           4.41             4.40              --           (.11)
  March 31, 2003*                 10.00           .01             .14              .15              --             --

* SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 22, 2002-- SECTOR ROTATION FUND H CLASS; SEPTEMBER 23, 2002-- CORE EQUITY FUND H CLASS.

**    ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

^ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.


                                                                                      RATIOS TO
                                                                                  AVERAGE NET ASSETS:
                                                                           ---------------------------------
                                          NET INCREASE  NET ASSET                               NET                     NET ASSETS,
                                         (DECREASE) IN    VALUE,     TOTAL                   INVESTMENT     PORTFOLIO  END OF PERIOD
                                 TOTAL     NET ASSET     END OF   INVESTMENT     TOTAL         INCOME       TURNOVER     (000'S
                             DISTRIBUTIONS    VALUE      PERIOD     RETURN      EXPENSES       (LOSS)         RATE***    OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
SECTOR ROTATION FUND H-CLASS
  MARCH 31, 2005                   --           .67       11.12      6.41%        1.64%        (0.31)%         262%       56,725
  March 31, 2004                   --          2.87       10.45     37.86%        1.66%        (0.88)%         253%       86,677
  March 31, 2003                   --         (2.41)       7.58    (24.12)%       1.68%        (0.08)%         451%       34,845
  March 31, 2002*                  --          (.01)       9.99     (0.10)%       1.69%**      (1.13)%**        --        18,055
CORE EQUITY FUND H-CLASS
  MARCH 31, 2005                 (.61)          .57       15.01      8.16%        1.56%         0.03%          159%       51,139
  March 31, 2004                 (.11)         4.29       14.44     43.41%        1.49%        (0.11)%         226%       42,568
  March 31, 2003*                  --           .15       10.15      1.50%        1.67%**       0.22%**        123%       18,516


30

ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

[LOGO]RydexInvestments
           Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           www.rydexinvestments.com o 800-820-0888

           RSTH-1-0805 X0806

                                                              RYDEX SERIES FUNDS


                            A-CLASS AND C-CLASS SHARES PROSPECTUS AUGUST 1, 2005


                                                                 STRATEGIC FUNDS

                                                            SECTOR ROTATION FUND

                                                                CORE EQUITY FUND

                                                          [LOGO]RydexInvestments
                                                Essential for modern markets(TM)

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RYDEX STRATEGIC FUNDS OVERVIEW ............................................    1
  SECTOR ROTATION FUND ....................................................    2
  CORE EQUITY FUND ........................................................    5
INVESTMENTS AND RISKS .....................................................    8
SHAREHOLDER INFORMATION ...................................................   13
TRANSACTION INFORMATION ...................................................   14
SALES CHARGES .............................................................   15
BUYING FUND SHARES ........................................................   18
SELLING FUND SHARES .......................................................   21
EXCHANGING FUND SHARES ....................................................   23
RYDEX ACCOUNT POLICIES ....................................................   24
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   27
DIVIDENDS AND DISTRIBUTIONS ...............................................   28
TAX INFORMATION ...........................................................   28
MANAGEMENT OF THE FUNDS ...................................................   29
FINANCIAL HIGHLIGHTS ......................................................   32

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS

                                 A-CLASS SHARES
                                 C-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Sector Rotation Fund and the Core Equity Fund (the "Strategic Funds" or the "Funds").


A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries"). Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.


RISKS OF INVESTING IN THE FUNDS

      The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


SECTOR ROTATION FUND
--------------------------------------------------------------------------------
A-CLASS (RYAMX)                                                  C-CLASS (RYISX)

FUND OBJECTIVE

The Sector Rotation Fund seeks long term capital appreciation. The investment objective of the Sector Rotation Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty-two different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap agreements. The Fund may also enter into short sales.

PRINCIPAL RISKS

The Sector Rotation Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

                                                                    PROSPECTUS 3



INVESTMENT STYLE RISK - The Fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Sector Rotation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


SECTOR ROTATION FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2003           2004
---------------------
 29.27          9.44

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 2.45%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.67% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -2.71% (QUARTER ENDED MARCH 31, 2003.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                           SINCE
                                                         INCEPTION
C-CLASS AND A-CLASS SHARES                PAST 1 YEAR    3/22/2002
-----------------------------------------------------------------------
RETURN BEFORE TAXES                           9.44%         3.52%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)        9.44%         3.52%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                    6.14%         3.01%

S&P 500(R) INDEX(3)                          10.89%         3.74%


                                                SINCE
                                              INCEPTION
A-CLASS SHARES                                3/31/2004
-------------------------------------------------------
RETURN BEFORE TAXES                             2.28%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)          2.28%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                      1.48%

S&P 500(R) INDEX(3)                             9.03%




(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4


FEES AND EXPENSES
--------------------------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Sector Rotation Fund.

                                                                            C-CLASS    A-CLASS
      SHAREHOLDER FEES(1) ..............................................       NONE       NONE
      MAXIMUM SALES CHARGE (LOAD)
       IMPOSED ON PURCHASES(2)
       (as a percentage of initial purchase price) .....................       NONE      4.75%
      MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
       (as a percentage of initial purchase price or current value,
       whichever is less) ..............................................      1.00%       NONE
      ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
      MANAGEMENT FEES ..................................................      0.90%      0.90%
      DISTRIBUTION (12B-1) AND SHAREHOLDER
       SERVICE FEES ....................................................      1.00%      0.25%
      OTHER EXPENSES ...................................................      0.48%      0.48%
      TOTAL ANNUAL FUND OPERATING EXPENSES .............................      2.38%      1.63%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Sector Rotation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SECTOR ROTATION FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                   $350         $769        $1,314       $2,800

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:               $250         $769        $1,314       $2,800

  A-CLASS SHARES                   $638         $980        $1,346       $2,369

                                                                    PROSPECTUS 5


CORE EQUITY FUND
--------------------------------------------------------------------------------
A-CLASS (RYASX)                                                  C-CLASS (RYQCX)


FUND OBJECTIVE

The Core Equity Fund seeks long term capital appreciation. The investment objective of the Core Equity Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000(R) Index. The Fund pursues its investment objective by investing through a combination of quantitative value-oriented and growth-oriented strategies within economic sectors and across the small, medium and large market capitalization ranges.

The Advisor uses a quantitative model to allocate the Fund's investments among these sector and capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indexes, such as futures contracts, options and swap transactions.

Under normal circumstances, the Fund will invest substantially all (at least 80%) of its assets in equity securities, and derivatives thereof. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Core Equity Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may

6


be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Core Equity Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


CORE EQUITY FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2003           2004
----------------------
 31.41          13.93

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 0.67%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.02% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -3.81% (QUARTER ENDED MARCH 31, 2003.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                           SINCE         SINCE
                                                         INCEPTION     INCEPTION
C-CLASS AND A-CLASS SHARES                PAST 1 YEAR    9/23/2002     3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                          13.93%        22.09%         4.81%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)       12.74%        21.38%         3.73%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                    9.42%        18.76%         3.46%

RUSSELL 3000(R) INDEX(3)                     11.95%        21.50%         9.51%

                                            SINCE
                                          INCEPTION
A-CLASS SHARES                            3/31/2004
---------------------------------------------------
RETURN BEFORE TAXES                          4.81%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)       3.73%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                   3.46%

RUSSELL 3000(R) INDEX(3)                     9.51%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE RUSSELL 3000(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT OFFERS INVESTORS ACCESS TO THE BROAD U.S. EQUITY UNIVERSE REPRESENTING APPROXIMATELY 98% OF THE U.S. MARKET. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                    PROSPECTUS 7



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Core Equity Fund.

                                                                            C-CLASS    A-CLASS
      SHAREHOLDER FEES(1) ..............................................       NONE       NONE
      MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
       PURCHASES(2)
       (as a percentage of initial purchase price) .....................       NONE      4.75%
      MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
       (as a percentage of initial purchase price or current value,
       whichever is less) ..............................................      1.00%       NONE
      ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
      MANAGEMENT FEES(4) ...............................................      0.83%      0.83%
      DISTRIBUTION (12B-1) AND SHAREHOLDER
       SERVICE FEES ....................................................      1.00%      0.25%
      OTHER EXPENSES ...................................................      0.41%      0.42%
      TOTAL ANNUAL FUND OPERATING EXPENSES .............................      2.24%      1.50%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THE MANAGEMENT FEE PAID TO THE ADVISOR FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS AND A PERFORMANCE ADJUSTMENT, RESULTING IN A MINIMUM FEE OF 0.50% AND A MAXIMUM FEE OF 0.90%. BECAUSE THE PERFORMANCE ADJUSTMENT IS APPLIED RELATIVE TO THE PERFORMANCE OF THE RUSSELL 3,000(R) INDEX, THE ADVISOR COULD RECEIVE A POSITIVE PERFORMANCE ADJUSTMENT EVEN DURING PERIODS WHERE THE FUND'S PERFORMANCE IS NEGATIVE. SEE "MANAGEMENT OF THE FUNDS" FOR ADDITIONAL INFORMATION.


EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CORE EQUITY FUND                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                   $335         $724        $1,240       $2,653

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:               $235         $724        $1,240       $2,653

  A-CLASS SHARES                   $625         $941        $1,278       $2,229

8


MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK
ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor") develops and implements structured investment strategies designed to achieve each Fund's objective.


SECTOR ROTATION FUND - Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.


CORE EQUITY FUND - The Advisor manages the Fund by maintaining exposure to each of six "style specific" and "capitalization specific" segments of the U.S. equity market. These segments are designed to cover the large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth segments of the market. The Advisor generally allocates the Fund's investments equally among the style segments and rebalances periodically using a quantitative methodology designed to reduce the Fund's volatility relative to the overall U.S. equity market. In selecting Fund investments, the Advisor considers a universe of approximately 3,000 securities eligible for purchase, representing approximately 98% of the total capitalization of the U.S. equity market. The Advisor classifies securities between growth and value styles based on relative price-to-book ratios and estimates of forecasted growth values. The Advisor classifies securities among the large, medium and small cap segments of the market based on relative market capitalization. The Advisor generally considers the largest 200 companies to represent the large-cap segment, the next largest 800 companies to represent the mid-cap segment and the smallest 2,000 companies to represent the small-cap segment. The Advisor may adjust the number of companies included in these various market segments, as appropriate, based on quantitative factors.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

MASTER FEEDER INVESTMENT STRUCTURE

Each Fund reserves the right to pursue its investment objective through a "master-feeder arrangement." Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, E.G., the Core Equity Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, each Fund would have an indirect interest in all of the securities

                                                                    PROSPECTUS 9


owned by its corresponding master fund. Because of this indirect interest, each Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

If a Fund pursues its investment objective through a master-feeder arrangement, the Advisor would manage the investment portfolios of both the Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. Each Fund is permitted to change its investment strategy in order to pursue its investment objective through a master-feeder arrangement without shareholder approval, if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, each Fund may discontinue investing through the master-feeder arrangement and pursue its investment objectives directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use

10


futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

FOREIGN SECURITIES RISK (SECTOR ROTATION FUND) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack

                                                                   PROSPECTUS 11


accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - Each Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Funds' performance to be less than you expect.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SMALL AND MEDIUM ISSUER RISK (ALL FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

12


SHORT SALES RISK (SECTOR ROTATION FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                   PROSPECTUS 13


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

A-Class Shares and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.


--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for C-Class Shares or A-Class Shares are:

      o     $1,000 for retirement accounts

      o     $2,500 for all other accounts

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you. Purchases of C-Class Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of that Fund.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

      o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

      o Attach the title page and signature page of trust documents when establishing a trust account.

      o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

      o You must provide a street address (Rydex does not accept P.O. Box(es), only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

      o BE SURE TO SIGN THE APPLICATION.

14


TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").


--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges. Purchases of A-Class Shares are sold subject to a front-end sales charge.

      Each Fund calculates its NAV by:

      o     Taking the current market value of its total assets

      o     Subtracting any liabilities

      o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investment trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, distributor, or authorized dealer subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

                                                                   PROSPECTUS 15


--------------------------------------------------------------------------------
FUND                                                  CUT-OFF TIME (ET)
ALL STRATEGIC FUNDS                                   3:45 p.m.*

* FOR INTERNET TRANSACTIONS IN THE STRATEGIC FUNDS, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME.
--------------------------------------------------------------------------------

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Your transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

SALES CHARGES
--------------------------------------------------------------------------------

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

--------------------------------------------------------------------------------
                                      SALES CHARGE AS %     SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                  OF OFFERING PRICE      NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                          4.75%                   4.99%
$100,000 but less than $250,000             3.75%                   3.90%
$250,000 but less than $500,000             2.75%                   2.83%
$500,000 but less than $1,000,000           1.60%                   1.63%
$1,000,000 or greater                         *                       *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

16


HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. New purchases of A-Class Shares of the U.S. Government Money Market Fund (the "Rydex Money Market Fund"), which is offered in a separate prospectus, and existing holdings of A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Funds, as discussed below.

      o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares (offered in a separate prospectus) of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

                                                                   PROSPECTUS 17


      o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

      o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (E.G., spouse, children, mother or father).

      o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

      o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

      o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

       o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

      o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

      o New purchases of A-Class Shares of the Money Market Fund, which are offered in a separate prospectus.

      o     A-Class Shares purchased by reinvesting dividends and distributions.

      o When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge.

18


SALES CHARGES
--------------------------------------------------------------------------------
C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the distributor to forego reciept of that initial 1.00% sales commission, the Funds will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

THE CDSC WILL BE WAIVED FOR THE REDEMPTION OF C-CLASS SHARES:

      o purchased through a financial intermediary that has entered into arrangements with the distributor to forego receipt of an initial sales commission;

      o     purchased by reinvesting dividends;

      o     following the death or disability of a shareholder;

      o that, in the aggregate, do not exceed 10% of the current market value of the Shares; and

      o resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted.

                                                                   PROSPECTUS 19


You may buy shares and send your purchase proceeds by any of the methods described below:

--------------------------------------------------------------------------------
BY MAIL

IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.

CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT. COMPLETE THE ACCOUNT APPLICATION THAT CORRESPONDS TO THE TYPE OF ACCOUNT YOU ARE OPENING.

            INITIAL PURCHASE                            SUBSEQUENT PURCHASES

Complete the account application that         Complete the Rydex investment slip
corresponds to the type of account            included with your quarterly
you are opening.                              statement or send written purchase
                                              instructions that include:
o  Make sure to designate which Rydex
   Fund(s) you want to purchase.              o  your name

o  Make sure your investment meets            o  your shareholder account number
   the account minimum.
                                              o  which Rydex Fund(s) you want to
                                                 purchase.

                  Make your check payable to RYDEX INVESTMENTS.

      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

    Include the name of the Rydex Fund(s) you want to purchase on your check.

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
    WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS
                        OFFERED IN A SEPARATE PROSPECTUS.

          Mail your application                Mail your written purchase
              and check to:                    instructions and check to:

                                MAILING ADDRESS:

                                Rydex Investments

                                Attn: Ops. Dept.

                         9601 Blackwell Road, Suite 500

                               Rockville, MD 20850
--------------------------------------------------------------------------------

20


--------------------------------------------------------------------------------
BY WIRE
RYDEX FAX NUMBER:
301.296.5103
RYDEX SHAREHOLDER SERVICES PHONE NUMBER:
800.820.0888
OR
301.296.5406

            INITIAL PURCHASE                          SUBSEQUENT PURCHASES

Obtain an account number by completing      Be sure to designate in your wire
the account application that                instructions which Rydex Fund(s) you
corresponds to the type of account you      want to purchase.
are opening. Then, fax or mail it to
Rydex.

o  Make sure to designate which Rydex
   Fund(s) you want to purchase.

o  Make sure your investment meets
   the account minimum.

To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
PURCHASING:

                                o Account Number

                                   o Fund Name

                                o Amount of Wire

                   o Fed Wire Reference Number (upon request)

    You will receive a confirmation number to verify that your purchase order has been accepted.

   IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR
        PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
--------------------------------------------------------------------------------
                               WIRE INSTRUCTIONS:

                                    U.S. Bank

                                 Cincinnati, OH

                           Routing Number: 0420-00013

                        For Account of: Rydex Investments

                           Account Number: 48038-9030

                                   [Your Name]

                        [Your shareholder account number]

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
    WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS
                       OFFERED IN A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------
BY INTERNET (ACH)

      Follow the directions on the Rydex web site - www.rydexinvestments.com

CANCELLED PURCHASE ORDERS

      Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

                                                                   PROSPECTUS 21


      o     if the transfer agent does not receive your wire transfer

      o     if the transfer agent does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------
The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds also offer you the option to send redemption orders by:

MAIL                       Rydex Investments
                           Attn: Ops. Dept.
                           9601 Blackwell Road, Suite 500
                           Rockville, MD 20850

FAX                        301.296.5103
                           If you send your redemption order by fax, you should call Rydex shareholder services at
                           800.820.0888 or 301.296.5406 to verify that your fax
                           was received.

TELEPHONE                  800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

      o     dollar amount or number of shares you would like to sell

      o whether you want your sale proceeds sent to you by check, wire or ACH

      o signature of account owner(s) (not required for telephone redemptions)

22



You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or (IRA) account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 23


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of C-Class Shares of any Fund for C-Class Shares of any other Fund, and of A-Class Shares of any Fund for A-Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
        MAIL                 Rydex Investments
                             Attn: Ops. Dept.
                             9601 Blackwell Road, Suite 500
                             Rockville, MD 20850

         FAX                 301.296.5103
                             If you send your exchange request by fax, you should call Rydex shareholder services at
                             800.820.0888 to verify that your fax was received.

      TELEPHONE              800.820.0888 or 301.296.5406

      INTERNET Follow the directions on the Rydex web site - www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

      o     your name

      o     your shareholder account number

      o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

      o dollar amount, number of shares or percentage of Fund position involved in the exchange

      o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares, as applicable, for A-Class, C-Class, Investor Class or Advisor Class Shares of any Rydex Dynamic Fund, Rydex Benchmark Fund, Rydex Sector Fund, or Rydex Money Market Fund (collectively, the "Rydex Funds"). The Rydex Funds are separate mutual funds offered through separate prospectuses. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow unlimited trading. If you are contemplating

24


an exchange for shares of any Rydex Fund not described in this Prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and

                                                                   PROSPECTUS 25


authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES


Rydex may charge the following administrative fees for services associated with the following:

      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions

Rydex reserves the right to change any of these fees or add additional service fees at any time.

26


RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.


ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Strategic Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board of Trustees. Currently, the Funds restrict shareholders to no more than one substantive redemption out of a Fund (by any means, including exchanges) followed by a purchase of a Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Funds. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. The Board of Trustees has also approved a redemption fee, however, to date the Strategic Funds have not implemented this option nor have they chosen to impose costs or administrative fees on shareholders. In the event that the Strategic Funds decide to implement the redemption fee, such fee will be imposed uniformly by the Strategic Funds subject to the limitations discussed below. For purposes of applying the Funds' policies, Rydex Investments may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex Investments reasonably believes that the trading activity would be harmful or disruptive to the Funds.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares

                                                                   PROSPECTUS 27


held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A-CLASS SHARES

The Funds have adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

C-CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "C-Class Plan") applicable to C-Class Shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds' average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees may cost you more than other types of sales charges.


OTHER COMPENSATION TO DEALERS

In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or

28


the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

      o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

                                                                   PROSPECTUS 29


      o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

      o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

      o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

      o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

      o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

      o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

      o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

      o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Series Funds since the Trust's inception over 11 years ago. The Advisor also serves as the investment

30


adviser to the Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, and serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2005, based on the average daily net assets for each Fund, as set forth below:

--------------------------------------------------------------------------------
FUND                                            ADVISORY FEE
SECTOR ROTATION FUND                                .90%
CORE EQUITY FUND                                    .83%*

* REPRESENTS THE BASE MANAGEMENT FEE THAT IS SUBJECT TO A PERFORMANCE ADJUSTMENT SO THAT THE BASE FEE CAN INCREASE TO A MAXIMUM OF 0.90% OR DECREASE TO A MINIMUM OF 0.50%, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUND RELATIVE TO THE RUSSELL 3000(R) INDEX (THE "INDEX"). THE INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE PERFORMANCE COMPARISON WILL BE MADE FOR A ROLLING 12-MONTH PERIOD, WITH PERFORMANCE ADJUSTMENTS MADE AT THE END OF EACH MONTH BEGINNING JUNE 30, 2004. THE 12-MONTH COMPARISON PERIOD WILL ROLL OVER WITH EACH SUCCEEDING MONTH, SO THAT IT WILL ALWAYS EQUAL 12 MONTHS, ENDING WITH THE MONTH FOR WHICH THE PERFORMANCE ADJUSTMENT IS BEING COMPUTED. FOR EVERY 0.0375% OF DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND THE PERFORMANCE OF THE INDEX, THE ADVISOR'S FEE WILL BE ADJUSTED UPWARDS OR DOWNWARDS BY 0.01%. THE MAXIMUM ANNUALIZED PERFORMANCE ADJUSTMENT IS +/- 0.20%.

The amount shown in the table above represents fees paid during the most recently completed fiscal year. During the period from April 1, 2004 to June 30, 2004, the base fee was not subject to the performance adjustment.
--------------------------------------------------------------------------------

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic

                                                                   PROSPECTUS 31


Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University. Mr. Flaig has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Funds since their inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

32



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' A-Class Shares or C-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned `(or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                            NET REALIZED     NET INCREASE
                                 NET ASSET        NET           AND           (DECREASE)     DISTRIBUTIONS   DISTRIBUTIONS
                                   VALUE,     INVESTMENT     UNREALIZED      IN NET ASSET       FROM NET       FROM NET
                                 BEGINNING      INCOME     GAINS (LOSSES)   VALUE RESULTING    INVESTMENT      REALIZED
                                 OF PERIOD      (LOSS)+    ON SECURITIES    FROM OPERATIONS      INCOME      CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------------
SECTOR ROTATION FUND A-CLASS
  MARCH 31, 2005                   10.45         (.02)            .67              .65           $   --         $   --
  March 31, 2004*                  10.45           --              --               --               --             --
SECTOR ROTATION FUND C-CLASS
  MARCH 31, 2005                   10.30         (.10)            .67              .57               --             --
  March 31, 2004                    7.53         (.16)           2.93             2.77               --             --
  March 31, 2003                    9.99         (.07)          (2.39)           (2.46)              --             --
  March 31, 2002*                  10.00           --            (.01)            (.01)              --             --
CORE EQUITY FUND A-CLASS
  MARCH 31, 2005                  $14.44       $  .02          $ 1.16           $ 1.18               --           (.61)
  March 31, 2004*                  14.44           --              --               --               --             --
CORE EQUITY FUND C-CLASS
  MARCH 31, 2005                   14.27         (.10)           1.15             1.05               --           (.61)
  March 31, 2004                   10.11         (.11)           4.38             4.27               --           (.11)
  March 31, 2003*                  10.00         (.03)            .14              .11               --             --

* SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 22, 2002-- SECTOR ROTATION FUND C-CLASS AND H-CLASS; SEPTEMBER 23, 2002-- CORE EQUITY FUND C-CLASS AND H-CLASS; MARCH 31, 2004 -- CORE EQUITY FUND A-CLASS AND SECTOR ROTATION FUND A-CLASS.

**    ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

^ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                                   PROSPECTUS 33


--------------------------------------------------------------------------------
a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose reports, along with the financial statements and related notes, appear in the Trust's 2005 Annual Reports. The 2005 Annual Reports are available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2005 Annual Reports are incorporated by reference in the SAI.

                                                                                          RATIOS TO
                                                                                      AVERAGE NET ASSETS:
                                                                              -------------------------------
                                           NET INCREASE   NET ASSET                                NET                  NET ASSETS,
                                          (DECREASE) IN     VALUE,      TOTAL                  INVESTMENT   PORTFOLIO  END OF PERIOD
                                  TOTAL      NET ASSET     END OF    INVESTMENT    TOTAL         INCOME     TURNOVER     (000'S
                              DISTRIBUTIONS    VALUE       PERIOD      RETURN     EXPENSES       (LOSS)      RATE***     OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
SECTOR ROTATION FUND A-CLASS
  MARCH 31, 2005                  $  --       $  .65        11.10       6.22%       1.63%        (0.19)%       262%        2,989
  March 31, 2004*                    --           --        10.45       0.00%       0.00%**^      0.00%**      253%            5
SECTOR ROTATION FUND C-CLASS
  MARCH 31, 2005                     --          .57        10.87       5.53%       2.38%        (1.03)%       262%       54,604
  March 31, 2004                     --         2.77        10.30      36.79%       2.41%        (1.66)%       253%       59,192
  March 31, 2003                     --        (2.46)        7.53     (24.62)%      2.44%        (0.83)%       451%       17,538
  March 31, 2002*                    --         (.01)        9.99      (0.10)%      2.44%**      (1.86)%**      --         5,150
CORE EQUITY FUND A-CLASS
  MARCH 31, 2005                   (.61)         .57        15.01       8.16%       1.57%         0.16%        159%      $   906
  March 31, 2004*                    --           --        14.44       0.00%       0.00%**^      0.00%**      226%            1
CORE EQUITY FUND C-CLASS
  MARCH 31, 2005                   (.61)         .44        14.71       7.34%       2.31%        (0.71)%       159%       34,793
  March 31, 2004                   (.11)        4.16        14.27      42.29%       2.24%        (0.87)%       226%       23,811
  March 31, 2003*                    --          .11        10.11       1.10%       2.41%**      (0.48)%**     123%        5,771

34


ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                                                                   PROSPECTUS 35


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

36


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

                                                                   PROSPECTUS 37


--------------------------------------------------------------------------------
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

[LOGO]RydexInvestments
           Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           www.rydexinvestments.com o 800.820.0880

           RSTAC-1-0805 X0806

                                                                 BENCHMARK FUNDS
NOVA                                                             LARGE-CAP VALUE
URSA                                                            LARGE-CAP GROWTH
OTC                                                                MID-CAP VALUE
ARKTOS                                                            MID-CAP GROWTH
MEDIUS                                                           INVERSE MID-CAP
MEKROS                                                           SMALL-CAP VALUE
U.S. GOVERNMENT BOND                                            SMALL-CAP GROWTH
JUNO                                                           INVERSE SMALL-CAP
LARGE-CAP EUROPE                                            STRENGTHENING DOLLAR
LARGE-CAP JAPAN                                                 WEAKENING DOLLAR


                                                              RYDEX SERIES FUNDS
                            A-CLASS AND C-CLASS SHARES PROSPECTUS AUGUST 1, 2005


                                                                    SECTOR FUNDS
                                                                     HEALTH CARE
                                                                        INTERNET
                                                                         LEISURE
                                                                 PRECIOUS METALS
BANKING                                                              REAL ESTATE
BASIC MATERIALS                                                        RETAILING
BIOTECHNOLOGY                                                         TECHNOLOGY
COMMODITIES                                                   TELECOMMUNICATIONS
CONSUMER PRODUCTS                                                 TRANSPORTATION
ELECTRONICS                                                            UTILITIES
ENERGY
ENERGY SERVICES                                                MONEY MARKET FUND
FINANCIAL SERVICES                                  U.S. GOVERNMENT MONEY MARKET

                                                          [LOGO]RydexInvestments
                                                Essential for modern markets(TM)

THE  SECURITIES  AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR  DISAPPROVED  THE
TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

BENCHMARK FUNDS ............................................................   1
     Common Risk/Return Information ........................................   2
     Nova Fund .............................................................   4
     Ursa Fund .............................................................   7
     OTC Fund ..............................................................  10
     Arktos Fund ...........................................................  13
     Medius Fund ...........................................................  16
     Mekros Fund ...........................................................  19
     U.S. Government Bond Fund .............................................  22
     Juno Fund .............................................................  25
     Large-Cap Europe Fund .................................................  28
     Large-Cap Japan Fund ..................................................  32
     Large-Cap Value Fund ..................................................  36
     Large-Cap Growth Fund .................................................  38
     Mid-Cap Value Fund ....................................................  40
     Mid-Cap Growth Fund ...................................................  42
     Inverse Mid-Cap Fund ..................................................  44
     Small-Cap Value Fund ..................................................  46
     Small-Cap Growth Fund .................................................  48
     Inverse Small-Cap Fund ................................................  50
     Strengthening Dollar Fund .............................................  52
     Weakening Dollar Fund .................................................  54
SECTOR FUNDS ...............................................................  56
     Common Risk/Return Information ........................................  56
     Banking Fund ..........................................................  58
     Basic Materials Fund ..................................................  61
     Biotechnology Fund ....................................................  64
     Commodities Fund ......................................................  67
     Consumer Products Fund ................................................  69
     Electronics Fund ......................................................  72
     Energy Fund ...........................................................  75
     Energy Services Fund ..................................................  78
     Financial Services Fund ...............................................  81
     Health Care Fund ......................................................  84
     Internet Fund .........................................................  87
     Leisure Fund ..........................................................  90
     Precious Metals Fund ..................................................  93
     Real Estate Fund ......................................................  96
                                                                            scv3

TABLE OF CONTENTS

     Retailing Fund ........................................................  98
     Technology Fund ....................................................... 101
     Telecommunications Fund ............................................... 104
     Transportation Fund ................................................... 107
     Utilities Fund ........................................................ 110

MONEY MARKET FUND ..........................................................
     U.S. Government Money Market Fund ..................................... 113

INVESTMENTS AND RISKS ...................................................... 116
SHAREHOLDER INFORMATION .................................................... 126
TRANSACTION INFORMATION .................................................... 127
SALES CHARGES .............................................................. 129
BUYING FUND SHARES ......................................................... 132
SELLING FUND SHARES ........................................................ 135
EXCHANGING FUND SHARES ..................................................... 137
RYDEX ACCOUNT POLICIES ..................................................... 138
DISTRIBUTION AND SHAREHOLDER SERVICES ...................................... 140
DIVIDENDS AND DISTRIBUTIONS ................................................ 141
TAX INFORMATION ............................................................ 142
MANAGEMENT OF THE FUNDS .................................................... 143
FINANCIAL HIGHLIGHTS ....................................................... 146
BENCHMARK INFORMATION ...................................................... 164

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS

                                 A-CLASS SHARES
                                 C-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

--------------------------------------------------------------------------------
BENCHMARK FUNDS
SECTOR FUNDS
MONEY MARKET FUND
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, Medius Fund, Mekros Fund, U.S. Government Bond Fund, Juno Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, Strengthening Dollar Fund and Weakening Dollar Fund.

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Commodities Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund.

MONEY MARKET FUND - U.S. Government Money Market Fund

A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


RYDEX BENCHMARK FUNDS

NOVA FUND                                   LARGE-CAP VALUE FUND
URSA FUND                                   LARGE-CAP GROWTH FUND
OTC FUND                                    MID-CAP VALUE FUND
ARKTOS FUND                                 MID-CAP GROWTH FUND
MEDIUS FUND                                 INVERSE MID-CAP FUND
MEKROS FUND                                 SMALL-CAP VALUE FUND
U.S. GOVERNMENT BOND FUND                   SMALL-CAP GROWTH FUND
JUNO FUND                                   INVERSE SMALL-CAP FUND
LARGE-CAP EUROPE FUND                       STRENGTHENING DOLLAR FUND
LARGE-CAP JAPAN FUND                        WEAKENING DOLLAR FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

TRACKING ERROR RISK - The Funds' investment adviser may not be able to cause a Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, except for the Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period

                                                                    PROSPECTUS 3


performance of its benchmark. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may cause a Fund's performance to be less than you expect.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

4


NOVA FUND
--------------------------------------------------------------------------------
A-CLASS (RYANX)                  C-CLASS (RYNCX)

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities and may enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Nova Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                    PROSPECTUS 5

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

NOVA FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)      23.16%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)     -26.58%

2002      -35.81

2003       39.04

2004       14.27

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.74%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 23.16% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -26.58% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                     PAST 1 YEAR        3/14/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     14.27%           -1.09%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  14.27%           -1.14%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               9.28%           -0.96%

S&P 500(R) INDEX(3)                                     10.89%            2.67%

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                                       3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       6.38%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    6.38%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                4.15%

S&P 500(R) INDEX(3)                                                       9.03%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

6


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Nova Fund.

                                                                   C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ...........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON PURCHASES(2)
   (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
   (as a percentage of initial purchase price or current value,
   whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)(4)
MANAGEMENT FEES ...............................................      0.75%      0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
   SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ................................................      0.46%      0.45%
TOTAL ANNUAL FUND OPERATING
   EXPENSES ...................................................      2.21%      1.45%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE NOVA MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NOVA FUND                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

   IF YOU SELL YOUR
   SHARES AT THE END
   OF THE PERIOD:                   $332        $715        $1,224      $2,621

   IF YOU DO NOT SELL
   YOUR SHARES AT THE
   END OF THE PERIOD:               $232        $715        $1,224      $2,621

A-CLASS SHARES                      $620        $925        $1,252      $2,175

                                                                    PROSPECTUS 7


URSA FUND
--------------------------------------------------------------------------------
A-CLASS (RYARX)                 C-CLASS (RYUCX)

FUND OBJECTIVE

The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Ursa Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Ursa Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

8


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

URSA FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 9/30/2002)       17.34%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2003)      -13.98%

2002        21.06

2003       -24.47

2004       -10.87

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 1.85%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.34% (QUARTER ENDED SEPTEMBER 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -13.98% (QUARTER ENDED JUNE 30, 2003.)

      AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                      SINCE
                                                                    INCEPTION
C-CLASS SHARES                                  PAST 1 YEAR         3/15/2001
------------------------------------------------------------------------------
RETURN BEFORE TAXES                                 -10.87%            -4.78%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)              -10.87%            -5.19%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                           -7.06%            -4.21%

S&P 500(R) INDEX(3)                                  10.89%             2.51%

                                                                      SINCE
                                                                    INCEPTION
A-CLASS SHARES                                                      3/31/2004
------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                   -12.57%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                -12.57%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                             -8.17%

S&P 500(R) INDEX(3)                                                     9.03%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Ursa Fund.

                                                                    PROSPECTUS 9


                                                                    C-CLASS         A-CLASS
-------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................        NONE            NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................        NONE            4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................        1.00%           NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)(4)
MANAGEMENT FEES ..............................................        0.90%           0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................        1.00%           0.25%
OTHER EXPENSES ...............................................        0.48%           0.48%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................        2.38%           1.63%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE URSA MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Ursa Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

URSA FUND                            1 YEAR    3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                      $350       $469       $1,314       $2,800

  IF YOU DO NOT SELL
  YOUR SHARES AT THE END
  OF THE PERIOD:                      $250       $469       $1,314       $2,800

A-CLASS SHARES                        $638       $980       $1,346       $2,369

10


OTC FUND
--------------------------------------------------------------------------------
A-CLASS (RYATX)                 C-CLASS (RYCOX)

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the OTC Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 11

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

OTC FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 12/31/2002)      17.46%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2002)      -28.32%

2002       -39.07

2003        44.59

2004         8.41

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -8.24%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.46% (QUARTER ENDED DECEMBER 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -28.32% (QUARTER ENDED JUNE 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR       3/26/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     8.41%            -3.52%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  8.41%            -3.52%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              5.47%            -2.97%

NASDAQ 100 INDEX(R)(3)                                 10.43%            -0.90%

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                        3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       6.34%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    6.34%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                4.12%

NASDAQ 100 INDEX(R)(3)                                                   12.70%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the OTC Fund.

12


                                                                        C-CLASS       A-CLASS
---------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ...........................................          NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON PURCHASES(2)
   (as a percentage of initial purchase price) ................          NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
   (as a percentage of initial purchase price or current value,
   whichever is less) .........................................          1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
MANAGEMENT FEES ...............................................          0.75%          0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
   SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ................................................          0.44%          0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES ..........................          2.19%          1.45%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

OTC FUND                          1 YEAR     3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                   $330        $709        $1,214        $2,600

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:               $230        $709        $1,214        $2,600

A-CLASS SHARES                     $620        $925        $1,252        $2,175

                                                                   PROSPECTUS 13


ARKTOS FUND
--------------------------------------------------------------------------------
A-CLASS (RYAPX)                 C-CLASS (RYACX)

FUND OBJECTIVE

The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Arktos Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Master Fund also may enter into swap agreements.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Arktos Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price

14


between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Arktos Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ARKTOS FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2002)       32.41%
                       LOWEST QUARTER RETURN
                       (quarter ended 12/31/2002)     -18.98%

2002        34.00

2003       -37.61
2004       -12.50

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 8.65%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 32.41% (QUARTER ENDED JUNE 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -18.98% (QUARTER ENDED DECEMBER 31, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                   PAST 1 YEAR            3/7/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                -12.50%               -6.72%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)             -12.50%               -7.08%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                          -8.12%               -5.78%

NASDAQ 100 INDEX(R)(3)                              10.43%               -5.31%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                         3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -17.00%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  -17.00%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                              -11.05%

NASDAQ 100 INDEX(R)(3)                                                   12.70%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR

                                                                   PROSPECTUS 15


      INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER
      CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Arktos Fund.

                                                                       C-CLASS       A-CLASS
----------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)  .........................................          NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price)  ...............          NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)(4)
MANAGEMENT FEES ..............................................          0.90%          0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ...............................................          0.48%          0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          2.38%          1.62%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARES OF THE FEES OF THE ARKTOS MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Arktos Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ARKTOS FUND                        1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

   IF YOU SELL YOUR
   SHARES AT THE END
   OF THE PERIOD:                   $350        $769        $1,314        $2,800

   IF YOU DO NOT SELL
   YOUR SHARES AT THE
   END OF THE PERIOD:               $250        $769        $1,314        $2,800

A-CLASS SHARES                      $637        $977        $1,340        $2,358

16


MEDIUS FUND
--------------------------------------------------------------------------------
A-CLASS (RYAHX)                 C-CLASS (RYDCX)

FUND OBJECTIVE

The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index. The investment objective of the Medius Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the S&P MidCap 400(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

                                                                   PROSPECTUS 17


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Medius Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

MEDIUS FUND
                       HIGHEST QUARTER RETURN
                      (quarter ended 6/30/2003)        26.88%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -25.90%

2002      -27.96

2003       49.86

2004       20.79

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 3.51%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 26.88% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -25.90% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                       PAST 1 YEAR       8/20/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      20.79%            7.79%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   20.79%            7.71%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               13.52%            6.65%

S&P MIDCAP 400(R) INDEX(3)                               16.48%           10.21%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                         3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                        8.25%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                     8.25%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                 5.36%

S&P MIDCAP 400(R) INDEX(3)                                                10.87%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3)   THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
      CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

18


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Medius Fund.

                                                                       C-CLASS        A-CLASS
---------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................          None           None
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................          None           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................          0.90%          0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ...............................................          0.47%          0.48%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          2.37%          1.63%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Medius Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MEDIUS FUND                        1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $349        $765        $1,308        $2,789

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $249        $765        $1,308        $2,789

A-CLASS SHARES                      $638        $980        $1,346        $2,369

                                                                   PROSPECTUS 19


MEKROS FUND
--------------------------------------------------------------------------------
A-CLASS (RYAKX)                  C-CLASS (RYCMX)

FUND OBJECTIVE

The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Mekros Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

20


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Mekros Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

MEKROS FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       36.00%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -32.48%

2002      -34.32

2003       67.23

2004       24.09

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.85%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 36.00% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -32.48% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                     PAST 1 YEAR         1/23/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                    24.09%             4.92%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                 23.98%             4.88%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                             15.79%             4.21%

RUSSELL 2000(R) INDEX(3)                               18.33%             8.26%

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                        3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       9.45%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    9.35%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                6.25%

RUSSELL 2000(R) INDEX(3)                                                 11.36%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALLER CAPITALIZATION COMPANY'S PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 21


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Mekros Fund.

                                                                       C-CLASS        A-CLASS
---------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................          None           None
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................          None           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................          0.90%          0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ...............................................          0.47%          0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          2.37%          1.61%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Mekros Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MEKROS FUND                        1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $349        $765        $1,308        $2,789

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $249        $765        $1,308        $2,789

A-CLASS SHARES                      $636        $974        $1,335        $2,347

22


U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
A-CLASS (RYABX)                         C-CLASS (RYCGX)

FUND OBJECTIVE

The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in U.S. Government securities and in leveraged derivative instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the U.S. Government Bond Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 23


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

US GOVERNMENT BOND FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 9/30/2002)      17.22%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2004)      -7.69%

2002       18.19

2003      -2.66

2004       8.62

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 12.92%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.22% (QUARTER ENDED SEPTEMBER 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -7.69% (QUARTER ENDED JUNE 30, 2004.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR        5/2/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     8.62%             7.54%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  7.54%             6.35%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              5.57%             5.74%

LEHMAN LONG TREASURY BOND INDEX(3)                      7.70%             8.54%

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                        3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -2.56%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   -3.48%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                               -1.70%

LEHMAN LONG TREASURY BOND INDEX(3)                                        2.27%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the U.S. Government Bond Fund.

24


                                                                      C-Class       A-Class
-------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................         None           None
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................         None           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................         1.00%          None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................         0.50%          0.50%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................         1.00%          0.25%
OTHER EXPENSES ...............................................         0.42%          0.40%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................         1.92%          1.15%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the U.S. Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT
  BOND FUND                        1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $302        $623        $1,070        $2,309

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $202        $623        $1,070        $2,309

A-CLASS SHARES                      $590        $833        $1,095        $1,843

                                                                   PROSPECTUS 25


JUNO FUND
--------------------------------------------------------------------------------
A-CLASS (RYAQX)                  C-CLASS (RYJCX)

FUND OBJECTIVE

The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond, which is currently 30 years. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Juno Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Juno Master Fund's benchmark is to perform exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions and may enter into swap agreements. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes. These interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

26


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Juno Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


JUNO FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2004)        5.98%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -13.33%

2002       -17.41

2003        -2.94

2004        -9.66

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -10.10%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 5.98% (QUARTER ENDED JUNE 30, 2004) AND THE LOWEST RETURN FOR A QUARTER WAS -13.33% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                     PAST 1 YEAR        3/28/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     -9.66%           -8.28%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  -9.66%           -8.28%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              -6.28%           -6.91%

LEHMAN LONG TREASURY BOND INDEX(3)                       7.70%            7.83%

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                        3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -7.78%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   -7.78%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                               -5.06%

LEHMAN LONG TREASURY BOND INDEX(3)                                        2.27%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 27


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Juno Fund.

                                                                      C-CLASS         A-CLASS
---------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) . ........................................          None           None
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................          None           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)(4)
MANAGEMENT FEES ..............................................          0.90%          0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES
  SHORT INTEREST EXPENSE......................................          3.79%          3.79%
  REMAINING OTHER EXPENSES....................................          0.42%          0.41%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          6.11%          5.35%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE JUNO MASTER FUND.

IMPORTANT INFORMATION REGARDING STATED EXPENSES - Short Interest Expense occurs because the Fund short-sells the Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Investment Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for C-Class Shares would have equaled 2.32% and the expense ratio for A-Class Shares would have been 1.56%.


EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Juno Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

JUNO FUND                          1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                   $  742       $1,898       $3,118       $6,022

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:               $  642       $1,898       $3,118       $6,022

A-CLASS SHARES                     $1,010       $2,070       $3,117       $5,679

28


LARGE-CAP EUROPE FUND
--------------------------------------------------------------------------------
A-CLASS (RYAEX)                 C-CLASS (RYCEX)

FUND OBJECTIVE

The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM). The investment objective of the Large-Cap Europe Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

                                                                   PROSPECTUS 29


TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. markets using fair value prices. Due to the difference in times between the close of the European markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Large-Cap Europe Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

LARGE-CAP EUROPE FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       26.69%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -29.27%

2002       -29.49

2003        41.38

2004        15.70

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -3.49%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 26.69% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -29.27% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                          SINCE
                                                                       INCEPTION
C-CLASS SHARES                                          PAST 1 YEAR    5/10/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                        15.70%         -1.27%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                     14.58%         -1.96%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                 10.21%         -1.49%

DOW JONES STOXX 50 INDEX(SM) (3)                            7.14%         -9.14%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                         3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       13.92%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    12.85%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                 9.05%

DOW JONES STOXX 50 INDEX(SM) (3)                                           4.19%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT

30


      REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE DOW JONES STOXX 50 INDEX(SM) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX. THE DOW JONES STOXX 50 INDEX(SM) AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY RYDEX SERIES FUNDS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Large-Cap Europe Fund.

                                                                      C-CLASS        A-CLASS
---------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................          NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................          NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................          0.90%          0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ...............................................          0.47%          0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          2.37%          1.62%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Large-Cap Europe Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   PROSPECTUS 31


LARGE-CAP EUROPE FUND              1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $349        $765        $1,308        $2,789

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $249        $765        $1,308        $2,789

A-CLASS SHARES                      $637        $977        $1,340        $2,358

32


LARGE-CAP JAPAN FUND
--------------------------------------------------------------------------------
A-CLASS (RYAJX)                 C-CLASS (RYCJX)

FUND OBJECTIVE

The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective of the Large-Cap Japan Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic

                                                                   PROSPECTUS 33


uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. markets using fair value prices. Due to the difference in times between the close of the Japanese markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movements in the U.S. as related to the securities. As a result the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Large-Cap Japan Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

LARGE-CAP JAPAN FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 9/30/2003)       24.56%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2004)      -11.93%

2003       38.53

2004       10.66

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -13.44%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 24.56% (QUARTER ENDED SEPTEMBER 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -11.93% (QUARTER ENDED SEPTEMBER 30, 2004.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR        3/1/2002
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                    10.66%             9.26%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  9.25%             8.66%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              7.32%             7.65%

TOPIX 100 INDEX(3)                                      7.91%             1.46%

34


                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                        3/31/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -8.33%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   -9.48%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                               -5.09%

TOPIX 100 INDEX(3)                                                       -3.30%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE TOPIX100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Large-Cap Japan Fund.

                                                                      C-CLASS        A-CLASS
--------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ...........................................         NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON PURCHASES(2)
   (as a percentage of initial purchase price) ................         NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
   (as a percentage of initial purchase price or current value,
   whichever is less) .........................................         1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
MANAGEMENT FEES ...............................................         0.90%          0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
   SERVICE FEES ...............................................         1.00%          0.25%
OTHER EXPENSES ................................................         0.48%          0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES ..........................         2.38%          1.62%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Large-Cap Japan Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

                                                                   PROSPECTUS 35


Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP JAPAN FUND               1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

   IF YOU SELL YOUR
   SHARES AT THE END
   OF THE PERIOD:                   $350        $769        $1,314        $2,800

   IF YOU DO NOT SELL
   YOUR SHARES AT THE
   END OF THE PERIOD:               $250        $769        $1,314        $2,800

A-CLASS SHARES                      $637        $977        $1,340        $2,358

36


LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
A-CLASS (RYLVX)                         C-CLASS (RYVVX)

FUND OBJECTIVE

The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large cap value securities. The Fund's current benchmark is the S&P 500/Barra Value Index (the "underlying index"). The investment objective of the Large-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Large-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Large-Cap Value Fund.

                                                                   PROSPECTUS 37


                                                                      C-CLASS        A-CLASS
--------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................          NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................          NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................          0.75%          0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ...............................................          0.45%          0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          2.20%          1.43%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Large-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP VALUE FUND               1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $331        $712        $1,219        $2,611

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $231        $712        $1,219        $2,611

A-CLASS SHARES                      $618        $919        $1,242        $2,153

38


LARGE-CAP GROWTH FUND
--------------------------------------------------------------------------------
A-CLASS (RYLGX)                 C-CLASS (RYGRX)

FUND OBJECTIVE

The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Barra Growth Index (the "underlying index"). The investment objective of the Large-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Large-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Large-Cap Growth Fund.

                                                                   PROSPECTUS 39


                                                                      C-CLASS         A-CLASS
---------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................          NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................          NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................          0.75%          0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ...............................................          0.45%          0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          2.20%          1.45%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Large-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP GROWTH FUND              1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES
  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $331        $712        $1,219        $2,611

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $231        $712        $1,219        $2,611

A-CLASS SHARES                      $620        $925        $1,252        $2,175

40


MID-CAP VALUE FUND
--------------------------------------------------------------------------------
A-CLASS (RYMVX)                          C-CLASS (RYMMX)

FUND OBJECTIVE

The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid cap securities. The Fund's current benchmark is the S&P MidCap 400/ Barra Value Index (the "underlying index"). The investment objective of the Mid-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mid-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Mid-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 41


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Mid-Cap Value Fund.

                                                                      C-CLASS        A-CLASS
--------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................          NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................          NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................          1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................          0.75%          0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................          1.00%          0.25%
OTHER EXPENSES ...............................................          0.46%          0.42%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................          2.21%          1.42%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Mid-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP VALUE FUND                 1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $332        $715        $1,224        $2,621

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $232        $715        $1,224        $2,621

A-CLASS SHARES                      $617        $916        $1,237        $2,142

42


MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
A-CLASS (RYMGX)                        C-CLASS (RYCKX)

FUND OBJECTIVE

The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Barra Growth Index (the "underlying index"). The investment objective of the Mid-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mid-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Mid-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 43


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Mid-Cap Growth Fund.

                                                                      C-CLASS       A-CLASS
-------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................         NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................         NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................         1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................         0.75%          0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................         1.00%          0.25%
OTHER EXPENSES ...............................................         0.46%          0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................         2.21%          1.46%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Mid-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP GROWTH FUND                1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $332        $715        $1,224        $2,621

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $232        $715        $1,224        $2,621

A-CLASS SHARES                      $620        $925        $1,252        $2,175

44


INVERSE MID-CAP FUND
--------------------------------------------------------------------------------
A-CLASS (RYAGX)                 C-CLASS (RYCLX)

FUND OBJECTIVE

The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400(R) Index (the "underlying index"). The investment objective of the Inverse Mid-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may

                                                                   PROSPECTUS 45


therefore be more vulnerable to adverse developments than large-capitalization companies.


PERFORMANCE

The Inverse Mid-Cap Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Inverse Mid-Cap Fund.

                                                                  C-CLASS     A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.90%      0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.46%      0.48%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.36%      1.63%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Inverse Mid-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE MID-CAP FUND               1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
VOF THE PERIOD:                     $348        $762        $1,303        $2,779

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $248        $762        $1,303        $2,779

A-CLASS SHARES                      $638        $980        $1,346        $2,369

46


SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
A-CLASS (RYSVX)                   C-CLASS (RYYCX)

FUND OBJECTIVE

The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small cap value securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Value Index (the "underlying index"). The investment objective of the Small-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Small-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 47


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Small-Cap Value Fund.

                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.75%      0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.46%      0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.21%      1.43%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP VALUE FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $332        $715        $1,224       $2,621

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $232        $715        $1,224       $2,621

A-CLASS SHARES                      $618        $919        $1,242       $2,153

48


SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
A-CLASS (RYSGX)                        C-CLASS (RYWCX)

FUND OBJECTIVE

The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Growth Index (the "underlying index"). The investment objective of the Small-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Small-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 49


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Small-Cap Growth Fund.

                                                                   C-CLASS     A-CLASS
---------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ...........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON PURCHASES(2)
   (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
   (as a percentage of initial purchase price or current value,
   whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
MANAGEMENT FEES ...............................................      0.75%      0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
   SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ................................................      0.46%      0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES ..........................      2.21%      1.43%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Small-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP GROWTH FUND              1 YEAR     3 YEARS       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $332        $715        $1,224       $2,621

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $232        $715        $1,224       $2,621

A-CLASS SHARES                      $618        $919        $1,242       $2,153

50


INVERSE SMALL-CAP FUND
--------------------------------------------------------------------------------
A-CLASS (RYAFX)                  C-CLASS (RYCQX)

FUND OBJECTIVE

The Inverse Small-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's Current benchmark is the inverse of the performance of the Russell 2000(R) Index (the "underlying index"). The investment objective of the Inverse Small-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the fund meets its objectives, the value of the Fund's shares tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the funds shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Inverse Small-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may

                                                                   PROSPECTUS 51


therefore be more vulnerable to adverse developments than large-capitalization companies.


PERFORMANCE

      The Inverse Small-Cap Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Inverse Small-Cap Fund.

                                                                  C-CLASS     A-CLASS
---------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.90%      0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.49%      0.48%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.39%      1.63%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Inverse Small-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE SMALL-CAP FUND             1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $351        $772        $1,319        $2,810

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $251        $772        $1,319        $2,810

A-CLASS SHARES                      $638        $980        $1,346        $2,369

52


STRENGTHENING DOLLAR FUND
--------------------------------------------------------------------------------
A-CLASS (RYSDX)                         C-CLASS (RYSJX)

FUND OBJECTIVE

The Strengthening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index (the "underlying index"). The investment objective of the Strengthening Dollar Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Strengthening Dollar Fund employs as its investment strategy a program of investing in derivative instruments, such as index swaps, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Strengthening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Strengthening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the U.S. Dollar Index by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Strengthening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index subjects the Fund to the risk that the foreign currencies will appreciate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

                                                                   PROSPECTUS 53


PERFORMANCE

The Strengthening Dollar Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Strengthening Dollar Fund.

                                                                  C-CLASS    A-CLASS
--------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.90%      0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES(4) ............................................      0.55%      0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.45%      1.70%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4)   OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Strengthening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

STRENGTHENING DOLLAR FUND               1 YEAR        3 YEARS
------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                        $357             $  791

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                    $257             $  791

A-CLASS SHARES                          $645             $1,002

54


WEAKENING DOLLAR FUND
--------------------------------------------------------------------------------
A-CLASS (RYWDX)                  C-CLASS (RYWJX)

FUND OBJECTIVE

The Weakening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the U.S. Dollar Index (the "underlying index"). The investment objective of the Weakening Dollar Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Weakening Dollar Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, such as index swaps, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Weakening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Weakening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the U.S. Dollar Index by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Weakening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index subjects the Fund to the risk that the U.S. Dollar will appreciate in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such

                                                                   PROSPECTUS 55


price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.


PERFORMANCE

The Weakening Dollar Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Weakening Dollar Fund.

                                                                  C-CLASS     A-CLASS
--------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.90%      0.90%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES(4) ............................................      0.55%      0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.45%      1.70%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4)   OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Weakening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Weakening Dollar Fund                              1 YEAR       3 YEARS
--------------------------------------------------------------------------
C-CLASS SHARES

   IF YOU SELL YOUR
   SHARES AT THE END
   OF THE PERIOD:                                   $357        $ 791

   IF YOU DO NOT SELL
   YOUR SHARES AT THE
   END OF THE PERIOD:                               $257        $ 791

A-CLASS SHARES                                      $645        $1002

56


RYDEX SECTOR FUNDS
BANKING FUND                                                       INTERNET FUND
BASIC MATERIALS FUND                                                LEISURE FUND
BIOTECHNOLOGY FUND                                          PRECIOUS METALS FUND
COMMODITIES FUND                                                REAL ESTATE FUND
CONSUMER PRODUCTS FUND                                            RETAILING FUND
ELECTRONICS FUND                                                 TECHNOLOGY FUND
ENERGY FUND                                              TELECOMMUNICATIONS FUND
ENERGY SERVICES FUND                                         TRANSPORTATION FUND
FINANCIAL SERVICES FUND                                           UTILITIES FUND
HEALTH CARE FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

EQUITY RISK - The equity markets are volatile, and the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into

                                                                   PROSPECTUS 57


and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

58


BANKING FUND
--------------------------------------------------------------------------------
A-CLASS (RYBKX)                         C-CLASS (RYKCX)

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that may affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Banking Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

BANKING FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       15.31%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -14.58%
2002       -3.14
2003       30.13
2004       12.58

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.32%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.31% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -14.58% (QUARTER ENDED SEPTEMBER 30, 2002.)

                                                                   PROSPECTUS 59


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                     SINCE
                                                                   INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR         3/30/2001
-----------------------------------------------------------------------------
RETURN BEFORE TAXES                                 12.58%           9.44%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)              11.61%           8.39%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                           8.16%           7.46%

S&P 500(R) INDEX(3)                                 10.89%           2.85%

                                                                    SINCE
                                                                  INCEPTION
A-CLASS SHARES                                                     9/1/2004
-----------------------------------------------------------------------------
RETURN BEFORE TAXES                                                  2.71%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                               1.83%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                           1.74%

S&P 500(R) INDEX(3)                                                 10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Banking Fund.

                                                                      C-CLASS       A-CLASS
---------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................         NONE           NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................         NONE           4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................         1.00%          NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................         0.85%          0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................         1.00%          0.25%
OTHER EXPENSES ...............................................         0.49%          0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................         2.34%          1.57%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES

60


      THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BANKING FUND                       1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $346        $756        $1,293        $2,758

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $246        $756        $1,293        $2,758

A-CLASS SHARES                      $632        $962        $1,315        $2,304

                                                                   PROSPECTUS 61


BASIC MATERIALS FUND
--------------------------------------------------------------------------------
A-CLASS (RYBMX)                         C-CLASS (RYBCX)

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that may affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

BASIC MATERIALS FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 12/31/2003)     21.58%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)     -24.18%
2002      -14.53
2003       31.45
2004       19.37

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -7.96%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 21.58% (QUARTER ENDED DECEMBER 31, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -24.18% (QUARTER ENDED SEPTEMBER 30, 2002.)

62


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                    SINCE
                                                                  INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR         5/3/2001
----------------------------------------------------------------------------
RETURN BEFORE TAXES                                19.37%             7.32%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)             19.37%             7.11%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                         12.59%             6.16%

S&P 500(R) INDEX(3)                                10.89%             0.85%

                                                                    SINCE
                                                                  INCEPTION
A-CLASS SHARES                                                     9/1/2004
----------------------------------------------------------------------------
RETURN BEFORE TAXES                                                   9.75%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                9.75%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                            6.33%

S&P 500(R) INDEX(3)                                                  10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Basic Materials Fund.

                                                                  C-CLASS     A-CLASS
--------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      None       None
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      None       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.47%      0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.32%      1.55%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

                                                                   PROSPECTUS 63


(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BASIC MATERIALS FUND              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $344        $750        $1,282        $2,737

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $244        $750        $1,282        $2,737

A-CLASS SHARES                      $630        $956        $1,304        $2,283

64


BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
A-CLASS (RYBOX)                         C-CLASS (RYCFX)

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 65


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

BIOTECHNOLOGY FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       26.58%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2002)      -33.69%
2002       -46.14
2003        44.83
2004         0.83

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -6.05%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 26.58% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -33.69% (QUARTER ENDED JUNE 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                       PAST 1 YEAR      3/30/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      0.83%           -2.96%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   0.83%           -2.96%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               0.54%           -2.50%

S&P 500(R) INDEX(3)                                     10.89%            2.85%

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                        9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       3.14%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    3.14%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                2.04%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Biotechnology Fund.

66


                                                                  C-CLASS     A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.33%      1.53%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BIOTECHNOLOGY FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $345        $753        $1,287        $2,748

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $245        $753        $1,287        $2,748

A-CLASS SHARES                      $628        $950        $1,294        $2,261

                                                                   PROSPECTUS 67


COMMODITIES FUND
--------------------------------------------------------------------------------
A-CLASS (RYMEX)                  C-CLASS (RYMJX)

FUND OBJECTIVE

The Commodities Fund seeks long-term capital appreciation through an investment in commodity-linked instruments. The investment objective of the Commodities Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Commodities Fund seeks 100% (but at all times at least 80%) exposure to the performance of the commodities markets. This is a non-fundamental policy that can be changed by the Commodities Fund upon 60 days' prior notice to shareholders. The Fund will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Commodities Fund is subject to a number of other risks that may affect the value of its shares, including:

COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

ENERGY SECTOR CONCENTRATION RISK - The risk that energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

68


PERFORMANCE

The Commodities Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Commodities Fund.

                                                                  C-CLASS     A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.75%      0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES(4) ............................................      0.55%      0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.30%      1.55%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4)   OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Commodities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

COMMODITIES FUND           1 YEAR     3 YEARS
-----------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:             $342       $743

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:         $242       $743

A-CLASS SHARES               $630       $956

                                                                   PROSPECTUS 69


CONSUMER PRODUCTS FUND
--------------------------------------------------------------------------------
A-CLASS (RYPDX)                  C-CLASS (RYCPX)

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

70

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

CONSUMER PRODUCTS FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       14.91%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -11.61%
2002       -4.51
2003       20.35
2004       12.15

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -1.15%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 14.91% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -11.61% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                    PAST 1 YEAR        7/24/2001
-------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   12.15%             9.51%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                12.13%             9.38%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                             7.90%             8.12%

S&P 500(R) INDEX(3)                                   10.89%             2.70%

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                                        9/1/2004
-------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      3.11%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   3.09%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                               2.02%

S&P 500(R) INDEX(3)                                                     10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Consumer Products Fund.

                                                                   PROSPECTUS 71


                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.46%      0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.31%      1.56%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CONSUMER PRODUCTS
FUND                               1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $343        $747        $1,277        $2,727

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $243        $747        $1,277        $2,727

A-CLASS SHARES                      $631        $959        $1,309        $2,294

72


ELECTRONICS FUND
--------------------------------------------------------------------------------
A-CLASS (RYELX)                     C-CLASS (RYSCX)

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that may affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Electronics Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 73

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ELECTRONICS FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       26.52%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -38.80%
2002       -49.75
2003        70.86
2004       -21.72

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -4.56%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 26.52% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -38.80% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR       3/26/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     -21.72%         -13.71%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  -21.72%         -13.71%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              -14.12%         -11.26%

S&P 500(R) INDEX(3)                                      10.89%           3.02%

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                         9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      11.47%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   11.47%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                7.45%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Electronics Fund.

74


                                                                  C-CLASS    A-CLASS
---------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.49%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.33%      1.59%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ELECTRONICS FUND                   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $345        $753        $1,287        $2,748

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $245        $753        $1,287        $2,748

A-CLASS SHARES                      $634        $968        $1,325        $2,326

                                                                   PROSPECTUS 75


ENERGY FUND
--------------------------------------------------------------------------------
A-CLASS (RYENX)                  C-CLASS (RYECX)

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ENERGY FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 12/31/2003)      15.82%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -18.57%
2002      -14.09
2003       22.83
2004       31.27

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 20.45%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.82% (QUARTER ENDED DECEMBER 31, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -18.57% (QUARTER ENDED SEPTEMBER 30, 2002.)

76


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR      4/19/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      31.27%            5.63%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   31.26%            5.47%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               20.33%            4.73%

S&P 500(R) INDEX(3)                                      10.89%            0.74%

                                                                          SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                        7.93%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                     7.92%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                 5.15%

S&P 500(R) INDEX(3)                                                       10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Energy Fund.

                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.35%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.33%      1.45%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

                                                                   PROSPECTUS 77


(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY FUND                        1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $345        $753        $1,287        $2,748

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $245        $753        $1,287        $2,748

A-CLASS SHARES                      $620        $925        $1,252        $2,175

78


ENERGY SERVICES FUND
--------------------------------------------------------------------------------
A-CLASS (RYESX)                  C-CLASS (RYVCX)

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 79

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ENERGY SERVICES FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 12/31/2002)      13.12%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -18.70%
2002       -11.46
2003         7.84
2004        33.40

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 17.95%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.12% (QUARTER ENDED DECEMBER 31, 2002 AND THE LOWEST RETURN FOR A QUARTER WAS -18.70% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR      3/30/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      33.40%          -1.62%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   33.40%          -1.62%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               21.71%          -1.37%

S&P 500(R) INDEX(3)                                      10.89%           2.85%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       6.29%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    6.29%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                4.09%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Energy Services Fund.

80


                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.46%      0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.31%      1.53%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY SERVICES FUND               1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $343        $747        $1,277        $2,727

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $243        $747        $1,277        $2,727

A-CLASS SHARES                      $628        $950        $1,294        $2,261

                                                                   PROSPECTUS 81

FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
A-CLASS (RYFNX)                 C-CLASS (RYFCX)

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that may affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

FINANCIAL SERVICES FUND
                       HIGHEST QUARTER RETURN

                       (quarter ended 6/30/2003)       17.04%
                       LOWEST QUARTER RETURN

                       (quarter ended 9/30/2002)      -19.71%
2002       -16.46
2003        28.58
2004        16.05

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -3.04%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -19.71% (QUARTER ENDED SEPTEMBER 30, 2002.)

82


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                       PAST 1 YEAR       4/19/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      16.05%          4.06%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   15.79%          3.82%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               10.43%          3.32%

S&P 500(R) INDEX(3)                                      10.89%          0.74%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                         9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       6.63%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    6.39%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                4.30%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Financial Services Fund.

                                                                  C-CLASS    A-CLASS
--------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.33%      1.55%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

                                                                   PROSPECTUS 83


(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FINANCIAL SERVICES FUND            1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $345        $753        $1,287        $2,748

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $245        $753        $1,287        $2,748

A-CLASS SHARES                      $630        $956        $1,304        $2,283

HEALTH CARE FUND
--------------------------------------------------------------------------------
A-CLASS (RYHEX)                  C-CLASS (RYHCX)

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that may affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

HEALTH CARE FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       16.39%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2002)      -15.64%
2002       -20.81
2003        30.82
2004         5.17

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 2.90%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.39% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -15.64% (QUARTER ENDED JUNE 30, 2002.)

                                                                   PROSPECTUS 85


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR        3/30/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      5.17%            2.65%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   5.17%            2.65%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               3.36%            2.26%

S&P 500(R) INDEX(3)                                     10.89%            2.85%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       1.88%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    1.88%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                1.22%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Health Care Fund.

                                                                  C-CLASS     A-CLASS
--------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.33%      1.56%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

86


(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HEALTH CARE FUND                   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES
  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $345        $753        $1,287        $2,748

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $245        $753        $1,287        $2,748

A-CLASS SHARES                      $631        $959        $1,309        $2,294

                                                                   PROSPECTUS 87


INTERNET FUND
--------------------------------------------------------------------------------
A-CLASS (RYINX)                 C-CLASS (RYICX)

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that may affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

88


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

INTERNET FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 12/31/2002)      31.76%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2002)      -31.67%
2002      -44.07
2003       62.42
2004       11.82

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -13.87%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.76% (QUARTER ENDED DECEMBER 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -31.67% (QUARTER ENDED JUNE 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR     4/19/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                       11.82%         -9.39%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                    11.83%         -9.39%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                 7.69%         -7.81%

S&P 500(R) INDEX(3)                                       10.89%          0.74%

                                                                         SINCE
                                                                      INCEPTION
A-CLASS SHARES                                                         9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      16.41%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   16.41%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                               10.66%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Internet Fund.

                                                                   PROSPECTUS 89


                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.33%      1.55%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INTERNET FUND                      1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $345        $753        $1,287        $2,748

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $245        $753        $1,287        $2,748

A-CLASS SHARES                      $630        $956        $1,304        $2,283

90


LEISURE FUND
--------------------------------------------------------------------------------
A-CLASS (RYLSX)                  C-CLASS (RYLCX)

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacturers, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that may affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

LEISURE FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)      18.17%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)     -17.65%
2002       -16.10
2003        33.28
2004        21.92

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -4.54%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 18.17% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -17.65% (QUARTER ENDED SEPTEMBER 30, 2002.)

                                                                   PROSPECTUS 91


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                       PAST 1 YEAR        5/3/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                    21.92%             0.90%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                 21.92%             0.90%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                             14.25%             0.77%

S&P 500(R) INDEX(3)                                    10.89%             0.85%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      15.80%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   15.80%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                               10.27%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Leisure Fund.

                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.46%      0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.31%      1.55%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

92


(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LEISURE FUND                       1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $343        $747        $1,277        $2,727

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $243        $747        $1,277        $2,727

A-CLASS SHARES                      $630        $956        $1,304        $2,283

                                                                   PROSPECTUS 93


PRECIOUS METALS FUND
--------------------------------------------------------------------------------
A-CLASS (RYMNX)                  C-CLASS (RYZCX)

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that may affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Precious Metals Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

94


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

PRECIOUS METALS FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 3/31/2002)       32.19%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2004)      -21.20%
2002        46.88
2003        40.81
2004       -14.94

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -9.14%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 32.19% (QUARTER ENDED MARCH 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -21.20% (QUARTER ENDED JUNE 30, 2004.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR      4/27/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      -14.94%          17.67%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   -14.94%          17.58%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                -9.71%          15.39%

S&P 500(R) INDEX(3)                                       10.89%           0.76%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       -3.07%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    -3.07%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                -1.99%

S&P 500(R) INDEX(3)                                                       10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Precious Metals Fund.

                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.75%      0.75%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.23%      1.45%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PRECIOUS METALS FUND               1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $334        $721        $1,235        $2,642

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $234        $721        $1,235        $2,642

A-CLASS SHARES                      $620        $925        $1,252        $2,175

96


REAL ESTATE FUND
--------------------------------------------------------------------------------
A-CLASS (RYREX)                 C-CLASS (RYCRX)

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that may affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.


PERFORMANCE

The Real Estate Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Real Estate Fund.

                                                                   PROSPECTUS 97


                                                                   C-CLASS   A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.47%      0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.32%      1.54%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

REAL ESTATE FUND                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $344        $750        $1,282        $2,737

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $244        $750        $1,282        $2,737

A-CLASS SHARES                      $629        $953        $1,299        $2,272

98


RETAILING FUND
--------------------------------------------------------------------------------
A-CLASS (RYRTX)                     C-CLASS (RYRCX)

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that may affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 99

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RETAILING FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       19.59%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -18.98%
2002       -24.54
2003        32.64
2004         8.33

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 4.78%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.59% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -18.98% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                       PAST 1 YEAR        5/9/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      8.33%             2.56%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   8.33%             2.56%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               5.41%             2.18%

S&P 500(R) INDEX(3)                                     10.89%             0.69%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                        8.39%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                     8.39%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                 5.45%

S&P 500(R) INDEX(3)                                                       10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Retailing Fund.

100


                                                                  C-CLASS     A-CLASS
--------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.48%      0.58%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.33%      1.68%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RETAILING FUND                     1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $345        $753        $1,287        $2,748

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $245        $753        $1,287        $2,748

A-CLASS SHARES                      $643        $996        $1,371        $2,422

                                                                  PROSPECTUS 101


TECHNOLOGY FUND
--------------------------------------------------------------------------------
A-CLASS (RYTHX)                 C-CLASS (RYCHX)

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that may affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

102


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

TECHNOLOGY FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       26.57%
                       LOWEST QUARTER RETURN
                       (quarter ended 6/30/2002)      -27.71%
2002       -40.77
2003        55.57
2004        -0.73

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -6.03%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 26.57% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -27.71% (QUARTER ENDED JUNE 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR      4/18/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      -0.73%           -7.85%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   -0.73%           -7.85%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               -0.47%           -6.55%

S&P 500(R) INDEX(3)                                      10.89%            1.08%

                                                                         SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       12.58%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    12.58%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                 8.17%

S&P 500(R) INDEX(3)                                                       10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Technology Fund.

                                                                  PROSPECTUS 103


                                                                  C-CLASS     A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.47%      0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.32%      1.54%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TECHNOLOGY FUND                    1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES
  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $344        $750        $1,282        $2,737

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $244        $750        $1,282        $2,737

A-CLASS SHARES                      $629        $953        $1,299        $2,272

104


TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
A-CLASS (RYTLX)                  C-CLASS (RYCSX)


FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that may affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 105

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

TELECOMMUNICATIONS FUND
                     HIGHEST QUARTER RETURN
                     (quarter ended 12/31/2002)     35.77%
                     LOWEST QUARTER RETURN
                     (quarter ended 6/30/2002)     -29.86%
2002       -43.79
2003        31.08
2004        12.15

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -6.25%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 35.77% (QUARTER ENDED DECEMBER 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -29.86% (QUARTER ENDED JUNE 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                   SINCE
                                                                 INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR       4/18/2001
----------------------------------------------------------------------------
RETURN BEFORE TAXES                                12.15%          -13.65%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)             12.15%          -13.71%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                          7.90%          -11.25%

S&P 500(R) INDEX(3)                                10.89%            1.08%

                                                                    SINCE
                                                                  INCEPTION
A-CLASS SHARES                                                     9/1/2004
----------------------------------------------------------------------------
RETURN BEFORE TAXES                                                  9.56%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                               9.56%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                           6.21%

S&P 500(R) INDEX(3)                                                   10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Telecommunications Fund.

106


                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.53%      0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.38%      1.54%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TELECOMMUNICATIONS
FUND                            1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                  $350        $769        $1,314        $2,800

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:              $250        $769        $1,314        $2,800

A-CLASS SHARES                    $629        $953        $1,299        $2,272

                                                                  PROSPECTUS 107

TRANSPORTATION FUND
--------------------------------------------------------------------------------
A-CLASS (RYTSX)                 C-CLASS (RYCNX)

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that may affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

108


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

TRANSPORTATION FUND

                       HIGHEST QUARTER RETURN
                       (quarter ended 12/31/2004)      17.46%
                       LOWEST QUARTER RETURN
                       (quarter ended 9/30/2002)      -19.03%
2002       -13.68
2003        17.55
2004        20.56

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -12.38%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.46% (QUARTER ENDED DECEMBER 31, 2004) AND THE LOWEST RETURN FOR A QUARTER WAS -19.03% (QUARTER ENDED SEPTEMBER 30, 2002.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                         SINCE
                                                                       INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR      5/14/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      20.56%           4.29%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   20.56%           4.29%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               13.36%           3.67%

S&P 500(R) INDEX(3)                                      10.89%           0.83%

                                                                          SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      16.43%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   16.43%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                               10.68%

S&P 500(R) INDEX(3)                                                      10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Transportation Fund.

                                                                  PROSPECTUS 109


                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
(as a percentage of initial purchase price) ..................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.47%      0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.32%      1.54%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TRANSPORTATION FUND                1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $344        $750        $1,282       $2,737

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $244        $750        $1,282       $2,737

A-CLASS SHARES                      $629        $953        $1,299       $2,272

110


UTILITIES FUND
--------------------------------------------------------------------------------
A-CLASS (RYUTX)                  C-CLASS (RYCUX)


FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that may affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

UTILITIES FUND
                       HIGHEST QUARTER RETURN
                       (quarter ended 6/30/2003)       20.09%
                       LOWEST QUARTER RETURN
2002       -33.32      (quarter ended 9/30/2002)      -23.39%
2003        24.15
2004        15.49

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 11.71%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 20.09% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -23.39% (QUARTER ENDED SEPTEMBER 30, 2002.)

                                                                  PROSPECTUS 111

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                          SINCE
                                                                       INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR        4/27/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     15.49%           -10.17%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  14.94%           -11.58%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              10.06%            -9.27%

S&P 500(R) INDEX(3)                                     10.89%             0.76%

                                                                          SINCE
                                                                       INCEPTION
A-CLASS SHARES                                                          9/1/2004
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                        4.35%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                     3.86%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                                 2.82%

S&P 500(R) INDEX(3)                                                       10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Utilities Fund.

                                                                  C-CLASS    A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.85%      0.85%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.47%      0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      2.32%      1.54%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

112


(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

UTILITIES FUND                   1 YEAR     3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                  $344        $750        $1,282        $2,737

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:              $244        $750        $1,282        $2,737

A-CLASS SHARES                    $629        $953        $1,299        $2,272

                                                                  PROSPECTUS 113


U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
A-CLASS (RYAXX)                         C-CLASS (RYCXX)


FUND OBJECTIVE

The U.S. Government Money Market Fund (the "Money Market Fund") seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Fund's investment adviser to represent minimal credit risk and be of eligible quality.

PRINCIPAL RISKS

The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.


PERFORMANCE

The bar chart and table show the performance of the C-Class Shares of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

U.S. GOVERNMENT MONEY MARKET FUND

                       HIGHEST QUARTER RETURN
                       (quarter ended 3/31/2001)      1.00%
                       LOWEST QUARTER RETURN
                       (quarter ended 3/31/2003)      0.00%
2001       2.32
2002       0.11
2003       0.01
2004       0.03

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 0.44%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.00% (QUARTER ENDED MARCH 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS 0.00% (QUARTER ENDED MARCH 31, 2003.)

114


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

                                                                  SINCE
                                                                INCEPTION
C-CLASS SHARES                          PAST 1 YEAR             10/19/2000
--------------------------------------------------------------------------
RETURN BEFORE TAXES                         0.03%                   0.81%
90 DAY TREASURY COMPOSITE INDEX(2)          1.30%                   2.38%

                                                                  SINCE
                                                                INCEPTION
A-CLASS SHARES                                                  3/31/2004
--------------------------------------------------------------------------
RETURN BEFORE TAXES                                                 0.25%
90 DAY TREASURY COMPOSITE INDEX(2)                                  1.42%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

YIELD

      Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the U.S. Government Money Market Fund.

                                                                   C-CLASS   A-CLASS
-------------------------------------------------------------------------------------
SHAREHOLDER FEES(1) ..........................................      NONE       NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES(2)
  (as a percentage of initial purchase price) ................      NONE       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
  (as a percentage of initial purchase price or current value,
  whichever is less) .........................................      1.00%      NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
MANAGEMENT FEES ..............................................      0.50%      0.50%
DISTRIBUTION (12B-1) AND SHAREHOLDER
  SERVICE FEES ...............................................      1.00%      0.25%
OTHER EXPENSES ...............................................      0.37%      0.35%
TOTAL ANNUAL FUND OPERATING EXPENSES .........................      1.87%      1.10%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The

                                                                  PROSPECTUS 115


Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT
MONEY MARKET FUND                  1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $296        $607        $1,043        $2,255

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $196        $607        $1,043        $2,255

A-CLASS SHARES                      $116        $360        $  624         $1377

116


MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK


With the exception of the Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

      The current benchmark used by each Fund is set forth below:

FUND                                    BENCHMARK

NOVA FUND                               150% OF THE PERFORMANCE OF THE S&P
                                        500(R) INDEX

URSA FUND                               INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                        THE S&P 500(R) INDEX

OTC FUND                                NASDAQ 100 INDEX(R)

ARKTOS FUND                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                        THE NASDAQ 100 INDEX(R)

MEDIUS FUND                             150% OF THE PERFORMANCE OF THE S&P
                                        MIDCAP 400(R) INDEX

MEKROS FUND                             150% OF THE PERFORMANCE OF THE RUSSELL
                                        2000(R) INDEX

U.S. GOVERNMENT BOND FUND               120% OF THE PRICE MOVEMENT OF THE LONG
                                        TREASURY BOND

JUNO FUND                               INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                        THE LONG TREASURY BOND

LARGE-CAP EUROPE FUND                   125% OF THE PERFORMANCE OF THE DOW JONES
                                        STOXX 50 INDEX(SM)

LARGE-CAP JAPAN FUND                    125% OF THE PERFORMANCE OF THE TOPIX 100
                                        INDEX

LARGE-CAP VALUE FUND                    S&P 500/BARRA VALUE INDEX

LARGE-CAP GROWTH FUND                   S&P 500/BARRA GROWTH INDEX

MID-CAP VALUE FUND                      S&P MIDCAP 400/BARRA VALUE INDEX

MID-CAP GROWTH FUND                     S&P MIDCAP 400/BARRA GROWTH INDEX

INVERSE MID-CAP FUND                    INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                        THE S&P MIDCAP 400(R) INDEX

SMALL-CAP VALUE FUND                    S&P SMALLCAP 600/BARRA VALUE INDEX

SMALL-CAP GROWTH FUND                   S&P SMALLCAP 600/BARRA GROWTH INDEX

                                                                  PROSPECTUS 117


FUND                                    BENCHMARK

INVERSE SMALL-CAP FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                        THE RUSSELL 2000(R) INDEX

STRENGTHENING DOLLAR FUND               200% OF THE PERFORMANCE OF THE U.S.
                                        DOLLAR INDEX

WEAKENING DOLLAR FUND                   200% OF THE INVERSE (OPPOSITE) OF THE
                                        PERFORMANCE OF THE U.S. DOLLAR INDEX

A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").

THE S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 31, 2004, the S&P MidCap 400(R) Index included companies with capitalizations between $272 million and $9 billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 31, 2004, the Russell 2000(R) Index included companies with capitalizations between $16 million and $6.5 billion.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

DOW JONES STOXX 50 INDEX(SM). The Dow Jones Stoxx 50 IndexSM is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 31, 2004, the Dow Jones Stoxx 50 Index(SM) included companies with an average capitalization of $1.4 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 31, 2004, the Topix 100 Index included companies with an average capitalization of $184 million.

S&P 500/BARRA VALUE INDEX. The S&P 500/Barra Value Index measures the performance of the companies included in the S&P 500(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value

118


calculations. As of December 31, 2004, the S&P 500/Barra Value Index included companies with capitalizations between $732 million and $233 billion.

S&P 500/BARRA GROWTH INDEX. The S&P 500/Barra Growth Index measures the performance of the companies included in the S&P 500(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P 500/Barra Growth Index included companies with capitalizations between $566 million and $1.6 billion.

S&P MIDCAP 400/BARRA VALUE INDEX. The S&P MidCap 400/Barra Value Index measures the performance of the companies included in the S&P MidCap 400(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Value Index included companies with capitalizations between $272 million and $9 billion.

S&P MIDCAP 400/BARRA GROWTH INDEX. The S&P MidCap 400/Barra Growth Index measures the performance of the companies included in the S&P MidCap 400(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Growth Index included companies with capitalizations between $532 million and $9 billion.

S&P SMALLCAP 600/BARRA VALUE INDEX.The S&P SmallCap 600/Barra Value Index measures the performance of the companies included in the S&P SmallCap 600(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Value Index included companies with capitalizations between $44 million and $3 billion.

S&P SMALLCAP 600/BARRA GROWTH INDEX. The S&P SmallCap 600/Barra Growth Index measures the performance of the companies included in the S&P SmallCap 600(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Growth Index included companies with capitalizations between $109 million and $1 billion.

U.S. DOLLAR INDEX. The U.S. Dollar Index (USDX), provides a general indication of the international value of the U.S. Dollar. The USDX does this by averaging the exchange rates between the U.S. Dollar and six major world currencies (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc). The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

                                                                  PROSPECTUS 119

--------------------------------------------------------------------------------

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.

--------------------------------------------------------------------------------

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds - Nova, Medius, Mekros, U.S. Government Bond, Large-Cap Europe, Large-Cap Japan, Strengthening Dollar and Weakening Dollar Funds - are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, Inverse Mid-Cap, Inverse Small-Cap, Juno, and Weakening Dollar Funds the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

120


SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE

As discussed in their respective "Fund Information" sections, the Nova, Ursa, Arktos, and Juno Funds pursue their respective investment objectives INDIRECTLY by investing through what is sometimes referred to as a "master-feeder arrangement." The predecessor Nova Fund contributed all of its assets and liabilities to the Nova Master Fund on July 31, 2001, and the predecessor Ursa, Arktos, and Juno Funds contributed all of their assets and liabilities to the Ursa Master, Arktos Master and Juno Master Funds on April 3, 2000 respectively, for an interest in their respective Master Funds. In addition, each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, E.G., the Ursa Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

                                                                  PROSPECTUS 121


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO, U.S. GOVERNMENT BOND, U.S. GOVERNMENT MONEY MARKET, STRENGTHENING DOLLAR, WEAKENING DOLLAR AND COMMODITIES FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND)
- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Arktos Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

FIXED INCOME RISK (JUNO AND U.S. GOVERNMENT BOND FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

122


TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE")

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FOREIGN CURRENCY RISK - (LARGE-CAP EUROPE, LARGE-CAP JAPAN, STRENGTHENING DOLLAR, WEAKENING DOLLAR AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

      o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

      o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and

                                                                  PROSPECTUS 123


operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK AND COMMODITIES FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

124


The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


SHORT SALES RISK (URSA, ARKTOS, JUNO, INVERSE MID-CAP, INVERSE SMALL-CAP AND WEAKENING DOLLAR FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with

                                                                  PROSPECTUS 125


investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL AND MEDIUM ISSUER RISK (MEDIUS, MEKROS, MID-CAP VALUE, MID-CAP GROWTH, INVERSE MID-CAP, SMALL-CAP VALUE, SMALL-CAP GROWTH, INVERSE SMALL-CAP AND SECTOR FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

TAX RISK (COMMODITIES FUND)- As noted above, the Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") is not certain. The Fund has not obtained an opinion of counsel, and there are no specific Internal Revenue Service ("Service") rulings or pronouncements concerning the appropriate treatment of the income produced by certain commodity-linked derivative instruments under the regulated investment company qualification provisions of the Code. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to the risk of diminished investment returns. See "Tax Information."

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

126


INVESTING WITH RYDEX:

SHAREHOLDER INFORMATION

A-Class Shares and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
--------------------------------------------------------------------------------

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------

MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for C-Class Shares or A-Class Shares are:

      o     $1,000 for retirement accounts

      o     $2,500 for all other accounts

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you. Purchases of C-Class Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of that Fund.

--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

      o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

      o Attach the title page and signature page of trust documents when establishing a trust account.

      o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists

                                                                  PROSPECTUS 127


            the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

      o You must provide a street address (Rydex does not accept P.O. Box(es), only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

      o     BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

The U.S. Government Bond Fund and the Juno Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government bond market is closed, including Columbus and Veterans' Day.

--------------------------------------------------------------------------------


CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges. Purchases of A-Class Shares are sold subject to a front-end sales charge.

      Each Fund calculates its NAV by:

      o     Taking the current market value of its total assets

      o     Subtracting any liabilities

      o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Large-Cap Europe and Large-Cap Japan Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV. Because the commodities markets typically close at 3:00 p.m. Eastern Time, before the Commodities Fund determines its NAV, the

--------------------------------------------------------------------------------

128


--------------------------------------------------------------------------------

Commodities Fund may be more likely to rely on fair valuation each day when determining its NAV.

The Large-Cap Europe and Large-Cap Japan Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information about the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.


--------------------------------------------------------------------------------

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, distributor, or authorized dealer subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.


METHOD                         FUND                      CUT-OFF TIME (ET)
--------------------------------------------------------------------------------
By Mail                        All Funds                 Market Close

By Phone                       Benchmark Funds           3:45 PM Eastern Time
                               Sector Funds              3:30 PM Eastern Time
                               Money Market Fund**       1:00 PM Eastern Time

By Internet                    Benchmark Funds           3:50 PM Eastern Time
                               Sector Funds              3:45 PM Eastern Time
                               Money Market Fund**       1:00 PM Eastern Time

By Financial Intermediary      All Funds                 Market Close*

* EACH INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M. EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M. EASTERN TIME ARE ENTITLED TO THE CURRENT BUSINESS DAY'S DIVIDEND.

                                                                  PROSPECTUS 129


EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Your transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

SALES CHARGES

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                     SALES CHARGE AS %    SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                 OF OFFERING PRICE     NET AMOUNT INVESTED
--------------------------------------------------------------------------------

Less than $100,000                         4.75%                  4.99%

$100,000 but less than $250,000            3.75%                  3.90%

$250,000 but less than $500,000            2.75%                  2.83%

$500,000 but less than $1,000,000          1.60%                  1.63%

$1,000,000 or greater                        *                      *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

SALES CHARGE FOR THE MONEY MARKET FUND

You will not be charged a sales charge for new purchases of A-Class Shares of the Money Market Fund. If you exchange your A-Class Shares of the Money Market Fund for A-Class Shares of another Fund, the exchange will be treated as an initial

130


purchase of the other Fund, and applicable sales charges will apply. In addition, new purchases of A-Class Shares of the Money Market Fund and existing holdings of A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of other Funds, as discussed below.

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. New purchases of A-Class Shares of the U.S. Government Money Market Fund (the "Rydex Money Market Fund") and existing holdings of A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Funds, as discussed below.

       o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales

                                                                  PROSPECTUS 131


            charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

      o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (E.G., spouse, children, mother or father).

      o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

      o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

      o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

      o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

      o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

      o     New purchases of A-Class Shares of the Money Market Fund.

      o     A-Class Shares purchased by reinvesting dividends and distributions.

132


      o When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge.

SALES CHARGES

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego reciept of that initial 1.00% sales commission, the Funds will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

      o purchased through a financial intermediary that has entered into arrangements with the distributor to forego receipt of an initial sales commission;

      o     purchased by reinvesting dividends;

      o     following the death or disability of a shareholder;

      o that, in the aggregate, do not exceed 10% of the current market value of the Shares; and

      o resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

                                                                  PROSPECTUS 133


--------------------------------------------------------------------------------

BY MAIL

IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK. CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT.

          INITIAL PURCHASE                       SUBSEQUENT PURCHASES
Complete the account application that     Complete the Rydex investment slip
corresponds to the type of account you    included with your quarterly statement
are opening.                              or send written purchase instructions
                                          that include:
o  Make sure to designate which Rydex
   Fund(s) you want to purchase.          o  your name

o  Make sure your investment meets the    o  your shareholder account number
   account minimum.

                                          o  which Rydex Fund(s) you want to
                                             purchase.

                  Make your check payable to RYDEX INVESTMENTS.

      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

    Include the name of the Rydex Fund(s) you want to purchase on your check.

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
        WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND.

        Mail your application                Mail your written purchase
              and check to:                  instructions and check to:

                                MAILING ADDRESS:

                                Rydex Investments
                                Attn: Ops. Dept.
                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850

--------------------------------------------------------------------------------

134


--------------------------------------------------------------------------------
BY WIRE

RYDEX FAX NUMBER:
301.296.5103

RYDEX SHAREHOLDER SERVICES PHONE NUMBER:
800.820.0888
OR
301.296.5406

                                INITIAL PURCHASE

Obtain an account number by completing the account application that corresponds to the type of account you are opening. Then, fax or mail it to Rydex.

      o     Make sure to designate which Rydex Fund(s) you want to purchase.

      o     Make sure your investment meets the account minimum.

                              SUBSEQUENT PURCHASES

Be sure to designate in your wire instructions which Rydex Fund(s) you want to purchase.

 To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
                                  PURCHASING:

                                o Account Number

                                  o Fund Name

                                o Amount of Wire

                   o Fed Wire Reference Number (upon request)

   You will receive a confirmation number to verify that your purchase order has been accepted.

   IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR
       PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
--------------------------------------------------------------------------------
                               WIRE INSTRUCTIONS:

                                    U.S. Bank
                                 Cincinnati, OH
                           Routing Number: 0420-00013
                        For Account of: Rydex Investments
                           Account Number: 48038-9030
                                  [Your Name]
                        [Your shareholder account number]

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
        WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND.

================================================================================

BY INTERNET (ACH)

   Follow the directions on the Rydex web site - www.rydexinvestments.com
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 135


CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

      o     if the transfer agent does not receive your wire transfer

      o     if the transfer agent does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds also offer you the option to send redemption orders by:
--------------------------------------------------------------------------------
      MAIL            Rydex Investments
                      Attn: Ops. Dept.
                      9601 Blackwell Road, Suite 500
                      Rockville, MD 20850
--------------------- ----------------------------------------------------------
      FAX             301.296.5103
                      If you send your redemption order by fax, you should call
                      Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------- ----------------------------------------------------------
      TELEPHONE       800.820.0888 or 301.296.5406
--------------------- ----------------------------------------------------------
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

136


      o     dollar amount or number of shares you would like to sell

      o whether you want your sale proceeds sent to you by check, wire or ACH

      o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.


RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

--------------------------------------------------------------------------------

REDEEMING SHARES BY CHECKWRITING

If you hold A-Class Shares directly, you may redeem shares from the Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your Money Market Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check. You may not use this option for C-Class Shares.

                                                                  PROSPECTUS 137


You can obtain a checkwriting application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Fund for A-Class Shares or C-Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange of A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge will be treated as an initial purchase of the other Fund, and applicable sales charges will apply. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

--------------------------------------------------------------------------------

EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

        MAIL         Rydex Investments
                     Attn: Ops. Dept.
                     9601 Blackwell Road, Suite 500
                     Rockville, MD 20850

        FAX          301.296.5103
                     If you send your exchange request by fax, you should call Rydex shareholder services at 800.820.0888 to verify that your fax was received.

     TELEPHONE       800.820.0888 OR 301.296.5406

      INTERNET Follow the directions on the Rydex web site - www.rydexinvestments.com

--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

      o     your name

      o     your shareholder account number

      o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

      o dollar amount, number of shares or percentage of Fund position involved in the exchange

      o signature of account owner(s) (not required for telephone or internet exchanges)

138


You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Fund for A-Class Shares or C-Class Shares of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow for unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call

                                                                  PROSPECTUS 139


800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

140


      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A-CLASS SHARES

The Funds have adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service

                                                                  PROSPECTUS 141


Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

C-CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "C-Class Plan") applicable to C-Class Shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds' average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees may cost you more than other types of sales charges.

OTHER COMPENSATION TO DEALERS

In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market and U.S. Government Bond Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

142


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

      o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

      o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

      o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

      o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

      o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

      o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

                                                                  PROSPECTUS 143


      o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

      o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

      o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Series Funds since the Trust's inception over 11 years ago. The Advisor also serves as the investment adviser of the Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, and serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2005, based on the average daily net assets for each Fund, as set forth below:

144

--------------------------------------------------------------------------------

FUND                                                           ADVISORY FEE
--------------------------------------------------------------------------------
NOVA*                                                              0.75%
URSA*                                                              0.90%
OTC                                                                0.75%
ARKTOS*                                                            0.90%
MEDIUS                                                             0.90%
MEKROS                                                             0.90%
U.S. GOVERNMENT BOND                                               0.50%
JUNO*                                                              0.90%
LARGE-CAP EUROPE                                                   0.90%
LARGE-CAP JAPAN                                                    0.90%
LARGE-CAP VALUE                                                    0.75%
LARGE-CAP GROWTH                                                   0.75%
MID-CAP VALUE                                                      0.75%
MID-CAP GROWTH                                                     0.75%
INVERSE MID-CAP                                                    0.90%
SMALL-CAP VALUE                                                    0.75%
SMALL-CAP GROWTH                                                   0.75%
INVERSE SMALL-CAP                                                  0.90%
STRENGTHENING DOLLAR                                               0.90%
WEAKENING DOLLAR                                                   0.90%
SECTOR FUNDS (EXCEPT COMMODITIES AND PRECIOUS METALS)              0.85%
COMMODITIES                                                        0.75%
PRECIOUS METALS                                                    0.75%
U.S. GOVERNMENT MONEY MARKET                                       0.50%
--------------------------------------------------------------------------------

*THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex

                                                                  PROSPECTUS 145


Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed each of the Funds since their respective inception dates.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University. Mr. Flaig has co-managed each of the Funds (except for the Medius, Mekros, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar and Weakening Dollar Funds) since he joined Rydex in 2000. Mr. Flaig has co-managed the Medius, Mekros, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar and Weakening Dollar Funds since their respective inception dates.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their respective inception dates except for the Nova, Ursa, OTC, U.S. Government Bond, Juno, U.S. Government Money Market and Precious Metals Funds, which he has co-managed since he joined Rydex in 1996.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

146





FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' A-Class Shares or C-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose reports, along with the financial statements and related notes, appear in the Trust's 2005 Annual Reports. The 2005 Annual Reports are available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2005 Annual Reports are incorporated by reference in the SAI.

                                                                  PROSPECTUS 147


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

                                                              PROSPECTUS 148-149

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                   NET REALIZED    NET INCREASE
                                        NET ASSET       NET            AND          (DECREASE)       DISTRIBUTIONS   DISTRIBUTIONS
                                         VALUE,      INVESTMENT     UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                                        BEGINNING      INCOME     GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+     ON SECURITIES   FROM OPERATIONS       INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
NOVA FUND -- A-CLASS
     MARCH 31, 2005                     $  23.42       $ (.17)       $  1.90         $   1.73          $       --       $     --
     March 31, 2004 *                      23.42           --             --               --                  --             --
NOVA FUND -- C-CLASS
     MARCH 31, 2005                        23.36         (.35)          1.88             1.53                  --             --
     March 31, 2004                        15.20         (.12)          8.28             8.16                  --             --
     March 31, 2003                        25.28         (.08)        (10.00)          (10.08)                 --             --
     March 31, 2002                        26.84         (.18)         (1.25)           (1.43)               (.13)            --
     March 31, 2001 *                      27.18         (.01)          (.33)            (.34)                 --             --
URSA FUND -- A-CLASS
     MARCH 31, 2005                         8.87         (.06)          (.44)            (.50)                 --             --
     March 31, 2004 *                       8.87           --             --               --                  --             --
URSA FUND -- C-CLASS
     MARCH 31, 2005                         8.89         (.13)          (.43)            (.56)                 --             --
     March 31, 2004                        12.80         (.14)         (3.37)           (3.51)                 --           (.40)
     March 31, 2003                        10.35         (.12)          2.64             2.52                (.07)            --
     March 31, 2002                        10.43         (.03)          (.01)            (.04)               (.04)            --
     March 31, 2001 *                      10.29          .01            .13              .14                  --             --
OTC FUND -- A-CLASS
     MARCH 31, 2005                         9.46          .06            .11              .17                  --             --
     March 31, 2004 *                       9.46           --             --               --                  --             --
OTC FUND -- C-CLASS
     MARCH 31, 2005                         9.41         (.03)           .12              .09                  --             --
     March 31, 2004                         6.86         (.18)          2.73             2.55                  --             --
     March 31, 2003                        10.03         (.14)         (3.03)           (3.17)                 --             --
     March 31, 2002                        11.20         (.21)          (.96)           (1.17)                 --             --
     March 31, 2001 *                      11.95           --           (.75)            (.75)                 --             --
ARKTOS FUND -- A-CLASS
     MARCH 31, 2005                        25.60         (.17)         (1.04)           (1.21)                 --             --
     March 31, 2004 *                      25.60           --             --               --                  --             --
ARKTOS FUND -- C-CLASS
     MARCH 31, 2005                        24.83         (.35)         (1.00)           (1.35)                 --             --
     March 31, 2004                        36.92         (.38)        (11.71)          (12.09)                 --             --
     March 31, 2003                        31.93         3.08           3.05             6.13               (1.14)            --
     March 31, 2002                        35.74          .43          (3.95)           (3.52)               (.29)            --
     March 31, 2001 *                      29.14           --           6.60             6.60                  --             --

                                                         NET INCREASE     NET ASSET
                                                        (DECREASE) IN      VALUE,          TOTAL
                                            TOTAL         NET ASSET        END OF       INVESTMENT
                                        DISTRIBUTIONS       VALUE          PERIOD         RETURN
--------------------------------------------------------------------------------------------------
NOVA FUND -- A-CLASS
     MARCH 31, 2005                       $     --        $    1.73        $ 25.15         7.39%
     March 31, 2004 *                           --               --          23.42         0.00%
NOVA FUND -- C-CLASS
     MARCH 31, 2005                             --             1.53          24.89         6.55%
     March 31, 2004                             --             8.16          23.36        53.72%
     March 31, 2003                             --           (10.08)         15.20       (39.87)%
     March 31, 2002                           (.13)           (1.56)         25.28        (5.37)%
     March 31, 2001 *                           --             (.34)         26.84        (1.25)%
URSA FUND -- A-CLASS
     MARCH 31, 2005                             --             (.50)          8.37        (5.64)%
     March 31, 2004 *                           --               --           8.87         0.00%
URSA FUND -- C-CLASS
     MARCH 31, 2005                             --             (.56)          8.33        (6.30)%
     March 31, 2004                           (.40)           (3.91)          8.89       (27.62)%
     March 31, 2003                           (.07)            2.45          12.80        24.35%
     March 31, 2002                           (.04)            (.08)         10.35        (0.36)%
     March 31, 2001 *                           --              .14          10.43         1.36%
OTC FUND -- A-CLASS
     MARCH 31, 2005                             --              .17           9.63         1.80%
     March 31, 2004 *                           --               --           9.46         0.00%
OTC FUND -- C-CLASS
     MARCH 31, 2005                             --              .09           9.50         0.96%
     March 31, 2004                             --             2.55           9.41        37.17%
     March 31, 2003                             --            (3.17)          6.86       (31.61)%
     March 31, 2002                             --            (1.17)         10.03       (10.45)%
     March 31, 2001 *                           --             (.75)         11.20        (6.28)%
ARKTOS FUND -- A-CLASS
     MARCH 31, 2005                             --            (1.21)         24.39        (4.73)%
     March 31, 2004 *                           --               --          25.60         0.00%
ARKTOS FUND -- C-CLASS
     MARCH 31, 2005                             --            (1.35)         23.48        (5.44)%
     March 31, 2004                             --           (12.09)         24.83       (32.75)%
     March 31, 2003                          (1.14)            4.99          36.92        19.02%
     March 31, 2002                           (.29)           (3.81)         31.93        (9.80)%
     March 31, 2001 *                           --             6.60          35.74        22.65%

                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:
                                        ------------------------------------------
                                                                           NET                           NET ASSETS,
                                                                        INVESTMENT       PORTFOLIO         END OF
                                         GROSS            NET             INCOME         TURNOVER       PERIOD (000'S
                                        EXPENSES        EXPENSES          (LOSS)          RATE***         OMITTED)
---------------------------------------------------------------------------------------------------------------------
NOVA FUND -- A-CLASS
     MARCH 31, 2005                       1.45%++         1.45%++         (0.68)%           388%            18,463
     March 31, 2004 *                     0.00%**++@      0.00%**++@       0.00%**          540%                 1
NOVA FUND -- C-CLASS
     MARCH 31, 2005                       2.21%++         2.21%++         (1.44)%           388%            49,464
     March 31, 2004                       2.26%++         2.26%++         (0.56)%           540%            32,710
     March 31, 2003                       2.28%++         2.28%++         (0.46)%           603%            12,627
     March 31, 2002                       2.27%++         2.27%++         (0.72)%           401%            10,355
     March 31, 2001 *                     1.86%**         1.77%**         (0.98)%**         117%               111
URSA FUND -- A-CLASS
     MARCH 31, 2005                       1.63%++         1.63%++         (0.71)%            --              7,318
     March 31, 2004 *                     0.00%**++@      0.00%**++@       0.00%**           --                  1
URSA FUND -- C-CLASS
     MARCH 31, 2005                       2.38%++         2.38%++         (1.46)%            --           $ 43,763
     March 31, 2004                       2.39%++         2.39%++         (1.42)%            --             45,604
     March 31, 2003                       2.40%++         2.40%++         (0.97)%            --             17,540
     March 31, 2002                       2.47%++         2.47%++         (0.34)%            --              7,007
     March 31, 2001 *                     2.15%**++       2.15%**++        3.04%**           --                 35
OTC FUND -- A-CLASS
     MARCH 31, 2005                       1.45%           1.45%            0.59%            132%             1,818
     March 31, 2004 *                     0.00%**@        0.00%**@         0.00%**          139%                 1
OTC FUND -- C-CLASS
     MARCH 31, 2005                       2.19%           2.19%           (0.33)%           132%            14,422
     March 31, 2004                       2.23%           2.23%           (1.97)%           139%            13,653
     March 31, 2003                       2.26%           2.26%           (1.98)%           180%             8,331
     March 31, 2002                       2.24%           2.24%           (2.13)%           109%             3,545
     March 31, 2001 *                     2.37%**         2.09%**         (2.03)%**         228%                32
ARKTOS FUND -- A-CLASS
     MARCH 31, 2005                       1.62%++         1.62%++         (0.70)%            --           $  5,697
     March 31, 2004 *                     0.00%**++@      0.00%**++@       0.00%**           --                  1
ARKTOS FUND -- C-CLASS
     MARCH 31, 2005                       2.38%++         2.38%++         (1.46)%            --             15,693
     March 31, 2004                       2.41%++         2.41%++         (1.48)%            --             34,375
     March 31, 2003                       2.41%++         2.41%++          8.23%             --              2,673
     March 31, 2002                       2.38%++         2.38%++          1.45%             --              1,996
     March 31, 2001 *                     2.28%**++       2.27%**++        0.00%**        1,788%                22


  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 7, 2001 -- ARKTOS FUND C-CLASS; MARCH 14, 2001 -- NOVA FUND C-CLASS; MARCH 15, 2001 -- URSA FIMD C-CLASS; MARCH 26, 2001 -- OTC FUND C-CLASS; MARCH 31, 2004 -- NOVA FUND A-CLASS, ARKTOS FUND A-CLASS, OTC FUND A-CLASS AND URSA FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

  @ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                              PROSPECTUS 150-151

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                   NET REALIZED    NET INCREASE
                                        NET ASSET       NET            AND          (DECREASE)       DISTRIBUTIONS   DISTRIBUTIONS
                                          VALUE,     INVESTMENT     UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                                        BEGINNING      INCOME     GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+     ON SECURITIES   FROM OPERATIONS       INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
MEDIUS FUND -- A-CLASS
     MARCH 31, 2005                      $ 28.30       $ (.03)       $  3.59          $   3.56          $    --        $     --
     March 31, 2004 *                      28.30           --             --                --               --              --
MEDIUS FUND -- C-CLASS
     MARCH 31, 2005                        27.76         (.26)          3.53              3.27               --              --
     March 31, 2004                        15.85         (.31)         12.22             11.91               --              --
     March 31, 2003                        26.00         (.17)         (9.87)           (10.04)            (.11)             --
     March 31, 2002 *                      24.53         (.13)          1.60              1.47               --              --
INVERSE MID-CAP FUND -- A-CLASS
     MARCH 31, 2005                        49.01         (.06)         (4.94)            (5.00)              --              --
     March 31, 2004 *                      49.01           --             --                --               --              --
INVERSE MID-CAP FUND -- C-CLASS
     MARCH 31, 2005                        48.98         (.27)         (5.09)            (5.36)              --              --
     March 31, 2004 *                      50.00         (.08)          (.94)            (1.02)              --              --
MEKROS FUND -- A-CLASS
     MARCH 31, 2005                        26.22         (.03)          1.51              1.48               --            (.16)
     March 31, 2004 *                      26.22           --             --                --               --              --
MEKROS FUND -- C-CLASS
     MARCH 31, 2005                        25.63         (.26)          1.48              1.22               --            (.16)
     March 31, 2004                        12.75         (.28)         13.16             12.88               --              --
     March 31, 2003                        22.47         (.15)         (9.53)            (9.68)              --            (.04)
     March 31, 2002                        19.99         (.07)          2.55              2.48               --              --
     March 31, 2001 *                      24.28          .17          (4.46)            (4.29)              --              --

                                                        NET INCREASE    NET ASSET
                                                        (DECREASE) IN    VALUE,       TOTAL
                                            TOTAL         NET ASSET      END OF     INVESTMENT
                                        DISTRIBUTIONS       VALUE        PERIOD       RETURN
----------------------------------------------------------------------------------------------
MEDIUS FUND -- A-CLASS
     MARCH 31, 2005                       $     --        $   3.56      $ 31.86       12.58%
     March 31, 2004 *                           --              --        28.30        0.00%
MEDIUS FUND -- C-CLASS
     MARCH 31, 2005                             --            3.27        31.03       11.78%
     March 31, 2004                             --           11.91        27.76       75.14%
     March 31, 2003                           (.11)         (10.15)       15.85      (38.65)%
     March 31, 2002 *                           --            1.47        26.00        5.99%
INVERSE MID-CAP FUND -- A-CLASS
     MARCH 31, 2005                             --           (5.00)       44.01      (10.20)%
     March 31, 2004 *                           --              --        49.01        0.00%
INVERSE MID-CAP FUND -- C-CLASS
     MARCH 31, 2005                             --           (5.36)       43.62      (10.94)%
     March 31, 2004 *                           --           (1.02)       48.98       (2.04)%
MEKROS FUND -- A-CLASS
     MARCH 31, 2005                           (.16)           1.32        27.54        5.63%
     March 31, 2004 *                           --              --        26.22        0.00%
MEKROS FUND -- C-CLASS
     MARCH 31, 2005                           (.16)           1.06        26.69        4.75%
     March 31, 2004                             --           12.88        25.63      101.02%
     March 31, 2003                           (.04)          (9.72)       12.75      (43.12)%
     March 31, 2002                             --            2.48        22.47       12.41%
     March 31, 2001 *                           --           (4.29)       19.99      (17.67)%

                                                          RATIO TO
                                                     AVERAGE NET ASSETS:
                                        -------------------------------------------
                                                                           NET                           NET ASSETS,
                                                                        INVESTMENT       PORTFOLIO         END OF
                                         GROSS            NET             INCOME         TURNOVER       PERIOD (000'S
                                        EXPENSES        EXPENSES          (LOSS)           RATE***        OMITTED)
----------------------------------------------------------------------------------------------------------------------
MEDIUS FUND -- A-CLASS
     MARCH 31, 2005                       1.63%           1.63%           (0.10)%           669%               1,050
     March 31, 2004 *                     0.00%**@        0.00%**@         0.00%**        1,239%                   4
MEDIUS FUND -- C-CLASS
     MARCH 31, 2005                       2.37%           2.37%           (0.91)%           669%              17,912
     March 31, 2004                       2.41%           2.41%           (1.31)%         1,239%              14,444
     March 31, 2003                       2.43%           2.43%           (0.95)%         2,322%               5,610
     March 31, 2002 *                     2.44%**         2.44%**         (0.96)%**         893%               1,734
INVERSE MID-CAP FUND -- A-CLASS
     MARCH 31, 2005                       1.63%           1.63%           (0.13)%            --                   61
     March 31, 2004 *                     0.00%**@        0.00%**@         0.00%**           --                    1
INVERSE MID-CAP FUND -- C-CLASS
     MARCH 31, 2005                       2.36%           2.36%           (0.58)%            --                1,011
     March 31, 2004 *                     2.23%**         2.23%**         (1.45)%**          --                  137
MEKROS FUND -- A-CLASS
     MARCH 31, 2005                       1.61%           1.61%           (0.10)%           501%               3,340
     March 31, 2004 *                     0.00%**@        0.00%**@         0.00%**          965%                   4
MEKROS FUND -- C-CLASS
     MARCH 31, 2005                       2.37%           2.37%           (1.00)%           501%              18,915
     March 31, 2004                       2.41%           2.41%           (1.34)%           965%              48,851
     March 31, 2003                       2.43%           2.43%           (0.91)%           746%              13,530
     March 31, 2002                       2.44%           2.44%           (0.33)%           714%              20,604
     March 31, 2001 *                     2.54%**         2.52%**          3.80%**           --                    2

  * SINCE THE COMMENCEMENT OF OPERATIONS: JANUARY 23, 2001 -- MEKROS FUND C-CLASS; AUGUST 20, 2001 -- MEDIUS FUND C-CLASS; FEBRUARY 20, 2004 -- INVERSE MID-CAP FUND C-CLASS; MARCH 31, 2004 -- MEDIUS FUND A-CLASS, INVERSE MID-CAP FUND A-CLASS AND MEKROS FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

@ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                              PROSPECTUS 152-153

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                   NET REALIZED    NET INCREASE
                                        NET ASSET       NET            AND          (DECREASE)       DISTRIBUTIONS   DISTRIBUTIONS
                                          VALUE,     INVESTMENT     UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                                        BEGINNING      INCOME     GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+     ON SECURITIES   FROM OPERATIONS       INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
INVERSE SMALL-CAP -- A-CLASS
     MARCH 31, 2005                     $  48.80       $ (.02)        $ (2.69)        $ (2.71)       $      --          $     --
     March 31, 2004*                       48.80           --              --              --               --                --
INVERSE SMALL-CAP -- C-CLASS
     MARCH 31, 2005                        48.77         (.49)          (2.57)          (3.06)              --                --
     March 31, 2004*                       50.00         (.08)          (1.15)          (1.23)              --                --
U.S. GOVERNMENT BOND FUND -- A-CLASS
     MARCH 31, 2005                        11.05          .39             .02             .41             (.39)               --
     March 31, 2004*                       11.05           --              --              --               --                --
U.S. GOVERNMENT BOND FUND -- C-CLASS
     MARCH 31, 2005                        11.05          .31             .02             .33             (.31)               --
     March 31, 2004                        10.97          .30             .08             .38             (.30)               --
     March 31, 2003                         9.12          .31            1.85            2.16             (.31)               --
     March 31, 2002*                        9.42          .32            (.32)             --             (.30)               --
JUNO FUND -- A-CLASS
     MARCH 31, 2005                        19.71         (.13)           (.74)           (.87)              --                --
     March 31, 2004 *                      19.71           --              --              --               --                --
JUNO FUND -- C-CLASS
     MARCH 31, 2005                        19.24         (.27)           (.72)           (.99)              --                --
     March 31, 2004                        20.88         (.29)          (1.35)          (1.64)              --                --
     March 31, 2003                        26.16         (.17)          (5.11)          (5.28)              --                --
     March 31, 2002 +++                    25.59          .15             .42             .57               --                --
     March 31, 2001 *+++                   25.65           --            (.06)           (.06)              --                --
LARGE-CAP EUROPE FUND -- A-CLASS
     MARCH 31, 2005                        14.98          .05            2.59            2.64             (.47)             (.01)
     March 31, 2004 *                      14.98           --              --              --               --                --
LARGE-CAP EUROPE FUND -- C-CLASS
     MARCH 31, 2005                        14.62         (.09)           2.52            2.43             (.47)             (.01)
     March 31, 2004                         9.74        (1.18)           6.77            5.59               --              (.71)
     March 31, 2003                        15.22         (.10)          (5.38)          (5.48)              --                --
     March 31, 2002 *                      19.09         (.11)          (3.76)          (3.87)              --                --
LARGE-CAP JAPAN FUND -- A-CLASS
     MARCH 31, 2005                        34.60          .05           (3.96)          (3.91)            (.56)             (.93)
     March 31, 2004 *                      34.60           --              --              --               --                --
LARGE-CAP JAPAN FUND -- C-CLASS
     MARCH 31, 2005                        34.18         (.25)          (3.83)          (4.08)            (.56)             (.93)
     March 31, 2004                        18.96         (.80)          16.26           15.46               --              (.24)
     March 31, 2003 +++                    27.24         (.18)          (8.10)          (8.28)              --                --
     March 31, 2002 *+++                   25.65         (.03)           1.62            1.59               --                --

                                                        NET INCREASE    NET ASSET
                                                        (DECREASE) IN    VALUE,       TOTAL
                                            TOTAL         NET ASSET      END OF     INVESTMENT
                                        DISTRIBUTIONS       VALUE        PERIOD       RETURN
----------------------------------------------------------------------------------------------
INVERSE SMALL-CAP -- A-CLASS
     MARCH 31, 2005                       $     --        $  (2.71)     $ 46.09       (5.55)%
     March 31, 2004*                            --              --        48.80        0.00%
INVERSE SMALL-CAP -- C-CLASS
     MARCH 31, 2005                             --           (3.06)       45.71       (6.27)%
     March 31, 2004*                            --           (1.23)       48.77       (2.46)%
U.S. GOVERNMENT BOND FUND -- A-CLASS
     MARCH 31, 2005                           (.39)            .02        11.07        3.86%
     March 31, 2004*                            --              --        11.05        0.00%
U.S. GOVERNMENT BOND FUND -- C-CLASS
     MARCH 31, 2005                           (.31)            .02        11.07        3.10%
     March 31, 2004                           (.30)            .08        11.05        3.59%
     March 31, 2003                           (.31)           1.85        10.97       23.93%
     March 31, 2002*                          (.30)           (.30)        9.12       (0.14)%
JUNO FUND -- A-CLASS
     MARCH 31, 2005                             --            (.87)       18.84       (4.41)%
     March 31, 2004 *                           --              --        19.71        0.00%
JUNO FUND -- C-CLASS
     MARCH 31, 2005                             --            (.99)       18.25       (5.15)%
     March 31, 2004                             --           (1.64)       19.24       (7.85)%
     March 31, 2003                             --           (5.28)       20.88      (20.13)%
     March 31, 2002 +++                         --             .57        26.16        2.23%
     March 31, 2001 *+++                        --            (.06)       25.59       (0.23)%
LARGE-CAP EUROPE FUND -- A-CLASS
     MARCH 31, 2005                           (.48)           2.16        17.14       17.56%
     March 31, 2004 *                           --              --        14.98        0.00%
LARGE-CAP EUROPE FUND -- C-CLASS
     MARCH 31, 2005                           (.48)           1.95        16.57       16.55%
     March 31, 2004                           (.71)           4.88        14.62       57.29%
     March 31, 2003                             --           (5.48)        9.74      (36.01)%
     March 31, 2002 *                           --           (3.87)       15.22      (20.27)%
LARGE-CAP JAPAN FUND -- A-CLASS
     MARCH 31, 2005                          (1.49)          (5.40)       29.20      (11.31)%
     March 31, 2004 *                           --              --        34.60        0.00%
LARGE-CAP JAPAN FUND -- C-CLASS
     MARCH 31, 2005                          (1.49)          (5.57)       28.61      (11.96)%
     March 31, 2004                           (.24)          15.22        34.18       81.72%
     March 31, 2003 +++                         --           (8.28)       18.96      (30.40)%
     March 31, 2002 *+++                        --            1.59        27.24        6.20%

                                                       RATIOS TO AVERAGE NET ASSETS:
                                        ------------------------------------------------------------
                                                                                             NET                     NET ASSETS,
                                                                                         INVESTMENT    PORTFOLIO       END OF
                                         GROSS             NET            OPERATING        INCOME       TURNOVER    PERIOD (000'S
                                        EXPENSES        EXPENSES         EXPENSES SS.      (LOSS)        RATE***      OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
INVERSE SMALL-CAP -- A-CLASS
     MARCH 31, 2005                      1.63%            1.63%            1.63%           (0.03)%          --           404
     March 31, 2004*                     0.00%**@         0.00%**@         0.00%**@         0.00%**         --             1
INVERSE SMALL-CAP -- C-CLASS
     MARCH 31, 2005                      2.39%            2.39%            2.39%           (0.97)%          --         3,951
     March 31, 2004*                     2.24%**          2.24%**          2.24%**         (1.42)%**        --           492
U.S. GOVERNMENT BOND FUND -- A-CLASS
     MARCH 31, 2005                      1.15%            1.15%            1.15%            3.63%          737%        1,703
     March 31, 2004*                     0.00%**@         0.00%**@         0.00%**@         0.00%**      1,143%            1
U.S. GOVERNMENT BOND FUND -- C-CLASS
     MARCH 31, 2005                      1.92%            1.92%            1.92%            2.86%          737%       11,005
     March 31, 2004                      1.96%            1.96%            1.96%            2.85%        1,143%        3,828
     March 31, 2003                      1.95%            1.95%            1.95%            2.86%        2,404%        2,163
     March 31, 2002*                     1.79%**          1.79%**          1.79%**          3.53%**        860%          209
JUNO FUND -- A-CLASS
     MARCH 31, 2005                      5.35%++          5.35%++          1.56%++         (0.64)%         101%      177,178
     March 31, 2004 *                    0.00%**++@       0.00%**++@       0.00%**++@       0.00%**        187%        5,057
JUNO FUND -- C-CLASS
     MARCH 31, 2005                      6.11%++          6.11%++          2.32%++         (1.40)%         101%      893,249
     March 31, 2004                      6.57%++#         6.57%++#         2.38%++         (1.45)%         187%      489,918
     March 31, 2003                      6.64%++#^        6.64%++#^        2.40%++         (1.64)%          --        60,969
     March 31, 2002 +++                  2.47%++          2.47%++          2.47%++          0.55%           --           877
     March 31, 2001 *+++                 2.48%**++        2.48%**++        2.48%**++        2.70%**         --         1,702
LARGE-CAP EUROPE FUND -- A-CLASS
     MARCH 31, 2005                      1.62%            1.62%            1.62%            0.29%           --           180
     March 31, 2004 *                    0.00%**@         0.00%**@         0.00%**@         0.00%**         --             1
LARGE-CAP EUROPE FUND -- C-CLASS
     MARCH 31, 2005                      2.37%            2.37%            2.37%           (0.57)%          --         5,717
     March 31, 2004                      2.47%            2.47%            2.47%           (8.31)%          --         1,999
     March 31, 2003                      2.45%            2.45%            2.45%           (0.96)%          --         1,957
     March 31, 2002 *                    2.69%**          2.69%**          2.69%**         (0.82)%**        --           116
LARGE-CAP JAPAN FUND -- A-CLASS
     MARCH 31, 2005                      1.62%            1.62%            1.62%            0.15%           --           280
     March 31, 2004 *                    0.00%**@         0.00%**@         0.00%**@         0.00%**         --            55
LARGE-CAP JAPAN FUND -- C-CLASS
     MARCH 31, 2005                      2.38%            2.38%            2.38%           (0.83)%          --         3,381
     March 31, 2004                      2.42%            2.42%            2.42%           (2.85)%          --         5,572
     March 31, 2003 +++                  2.36%            2.36%            2.36%           (0.68)%          --             9
     March 31, 2002 *+++                 2.20%**          2.20%**          2.20%**         (0.72)%**        --            12

  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 28, 2001-- JUNO FUND C-CLASS; MAY 10, 2001 -- LARGE-CAP EUROPE FUND C-CLASS; MARCH 1, 2002 -- LARGE-CAP JAPAN FUND C-CLASS; MAY 2, 2001-- U.S. GOVERNMENT BOND FUND C-CLASS; FEBRUARY 20, 2004 -- INVERSE SMALL-CAP FUND C-CLASS; MARCH 31, 2004 -- INVERSE SMALL-CAP FUND A-CLASS, JUNO FUND A-CLASS, LARGE-CAP EUROPE FUND A-CLASS, LARGE-CAP JAPAN FUND A-CLASS AND U.S. GOVERNMENT BOND FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

+++ JUNO FUND - PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2002 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE FEBRUARY 10, 2003.

  @ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

  # THE JUNO FUND HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT. THIS RESTATEMENT HAD NO EFFECT ON THE JUNO FUND'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS, AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

  ^   UNAUDITED

SS.   OPERATING EXPENSES EXCLUDED INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

                                                              PROSPECTUS 154-155

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                   NET REALIZED    NET INCREASE
                                        NET ASSET       NET            AND          (DECREASE)       DISTRIBUTIONS   DISTRIBUTIONS
                                          VALUE,     INVESTMENT     UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                                        BEGINNING      INCOME     GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+     ON SECURITIES   FROM OPERATIONS       INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND -- A-CLASS
     MARCH 31, 2005 *                   $  25.28     $   (.06)        $  3.13         $  3.07        $      --          $   (.13)
SMALL-CAP VALUE FUND -- C-CLASS
     MARCH 31, 2005                        25.59         (.24)           2.79            2.55               --              (.13)
     March 31, 2004*                       25.00         (.05)            .64             .59               --                --
MID-CAP VALUE -- A-CLASS
     MARCH 31, 2005*                       24.58          .11            2.91            3.02              (--)SS.          (.11)
MID-CAP VALUE -- C-CLASS
     MARCH 31, 2005                        25.11         (.07)           2.36            2.29              (--)SS.          (.11)
     March 31, 2004*                       25.00         (.02)            .13             .11               --                --
LARGE-CAP VALUE FUND -- A-CLASS
     MARCH 31, 2005*                       24.68          .12            1.81            1.93              (--)SS.          (.05)
LARGE-CAP VALUE FUND -- C-CLASS
     MARCH 31, 2005                        24.85          .01            1.57            1.58              (--)SS.          (.05)
     March 31, 2004*                       25.00         (.02)           (.13)           (.15)              --                --
SMALL-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                       24.43         (.12)           3.90            3.78               --              (.25)
SMALL-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                        25.33         (.44)           3.14            2.70               --              (.25)
     March 31, 2004*                       25.00         (.04)            .37             .33               --                --
MID-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                       23.91         (.09)           3.04            2.95               --              (.01)
MID-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                        25.15         (.37)           1.89            1.52               --              (.01)
     March 31, 2004*                       25.00         (.05)            .20             .15               --                --
LARGE-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                    $  23.44     $    .09         $   .95         $  1.04        $      --          $    (--)SS.
LARGE-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                        24.18         (.01)            .13             .12               --               (--)SS.


                                                        NET INCREASE    NET ASSET
                                                        (DECREASE) IN    VALUE,       TOTAL
                                            TOTAL         NET ASSET      END OF     INVESTMENT
                                        DISTRIBUTIONS       VALUE        PERIOD       RETURN
----------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND -- A-CLASS
     MARCH 31, 2005 *                     $   (.13)       $   2.94       $ 28.22       12.14%
SMALL-CAP VALUE FUND -- C-CLASS
     MARCH 31, 2005                           (.13)           2.42         28.01        9.96%
     March 31, 2004*                            --             .59         25.59        2.36%
MID-CAP VALUE -- A-CLASS
     MARCH 31, 2005*                          (.11)           2.91         27.49       12.29%
MID-CAP VALUE -- C-CLASS
     MARCH 31, 2005                           (.11)           2.18         27.29        9.12%
     March 31, 2004*                            --             .11         25.11        0.44%
LARGE-CAP VALUE FUND -- A-CLASS
     MARCH 31, 2005*                          (.05)           1.88         26.56        7.82%
LARGE-CAP VALUE FUND -- C-CLASS
     MARCH 31, 2005                           (.05)           1.53         26.38        6.35%
     March 31, 2004*                            --            (.15)        24.85       (0.60)%
SMALL-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                          (.25)           3.53         27.96       15.49%
SMALL-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                           (.25)           2.45         27.78       10.68%
     March 31, 2004*                            --             .33         25.33        1.32%
MID-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                          (.01)           2.94         26.85       12.33%
MID-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                           (.01)           1.51         26.66        6.04%
     March 31, 2004*                            --             .15         25.15        0.60%
LARGE-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                      $    (--)SS.    $   1.04       $ 24.48        4.45%
LARGE-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                            (--)SS.         .12         24.30        0.51%

                                                         RATIO TO
                                                    AVERAGE NET ASSETS:
                                        ------------------------------------------
                                                                           NET                           NET ASSETS,
                                                                        INVESTMENT       PORTFOLIO         END OF
                                         GROSS            NET             INCOME         TURNOVER       PERIOD (000'S
                                        EXPENSES        EXPENSES          (LOSS)           RATE***        OMITTED)
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND -- A-CLASS
     MARCH 31, 2005 *                     1.43%           1.43%**         (0.37)%**          744%          $    714
SMALL-CAP VALUE FUND -- C-CLASS
     MARCH 31, 2005                       2.21%           2.21%           (0.89)%            744%            12,119
     March 31, 2004*                      2.11%           2.11%**         (1.68)%**          177%             2,207
MID-CAP VALUE -- A-CLASS
     MARCH 31, 2005*                      1.42%           1.42%**          0.69%**           731%               312
MID-CAP VALUE -- C-CLASS
     MARCH 31, 2005                       2.21%           2.21%           (0.28)%            731%             8,831
     March 31, 2004*                      2.11%           2.11%**         (0.50)%**          172%               710
LARGE-CAP VALUE FUND -- A-CLASS
     MARCH 31, 2005*                      1.43%           1.43%**          0.77%**           747%               211
LARGE-CAP VALUE FUND -- C-CLASS
     MARCH 31, 2005                       2.20%           2.20%            0.03%             747%             4,636
     March 31, 2004*                      2.10%           2.10%**         (0.53)%**          202%             2,612
SMALL-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                      1.43%           1.43%**         (0.74)%**          983%                76
SMALL-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                       2.21%           2.21%           (1.58)%            983%             2,710
     March 31, 2004*                      2.08%           2.08%**         (1.31)%**          117%             2,505
MID-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                      1.46%           1.46%**         (0.58)%**        1,211%               553
MID-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                       2.21%           2.21%           (1.43)%          1,211%             2,313
     March 31, 2004*                      2.10%           2.10%**         (1.50)%**          356%             1,172
LARGE-CAP GROWTH FUND -- A-CLASS
     MARCH 31, 2005*                      1.45%**         1.45%**          0.62%**         2,018%          $     74
LARGE-CAP GROWTH FUND -- C-CLASS
     MARCH 31, 2005                       2.20%           2.20%           (0.06)%          2,018%            19,703

  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004 -- SMALL-CAP VALUE FUND C-CLASS, MID-CAP VALUE FUND C-CLASS, LARGE-CAP VALUE FUND C-CLASS, SMALL-CAP GROWTH FUND C-CLASS, MID-CAP GROWTH FUND C-CLASS AND LARGE CAP GROWTH FUND C-CLASS; SEPTEMBER 1, 2004 -- SMALL-CAP VALUE FUND A-CLASS, MID-CAP VALUE FUND A-CLASS, LARGE-CAP VALUE FUND A-CLASS, SMALL-CAP GROWTH FUND A-CLASS, MID-CAP GROWTH FUND A-CLASS AND LARGE-CAP GROWTH FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

SS. LESS THAN $.01 PER SHARE: LARGE-CAP VALUE FUND A-CLASS AND C-CLASS ACTUAL AMOUNT = $.0001; MID-CAP VALUE FUND A-CLASS AND C-CLASS ACTUAL AMOUNT=$.0007.

                                                              PROSPECTUS 156-157

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                    NET REALIZED    NET INCREASE
                                        NET ASSET       NET             AND          (DECREASE)     DISTRIBUTIONS    DISTRIBUTIONS
                                         VALUE,      INVESTMENT      UNREALIZED     IN NET ASSET      FROM NET         FROM NET
                                        BEGINNING      INCOME      GAINS (LOSSES)  VALUE RESULTING   INVESTMENT        REALIZED
                                        OF PERIOD     (LOSS)+      ON SECURITIES   FROM OPERATIONS     INCOME        CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
BANKING FUND A-CLASS
     MARCH 31, 2005*                    $  10.06       $  .06        $ (.14)         $   (.08)       $     (.26)        $     --
BANKING FUND C-CLASS
     MARCH 31, 2005                         9.87          .04           .01               .05              (.26)              --
     March 31, 2004                         7.12          .04          2.79              2.83              (.08)              --
     March 31, 2003                         8.54          .02         (1.23)            (1.21)             (.21)              --
     March 31, 2002                         8.27          .03           .53               .56              (.29)              --
     March 31, 2001 *                       8.27           --            --                --                --               --
BASIC MATERIALS FUND A-CLASS
     MARCH 31, 2005*                       25.80          .07          3.97              4.04                --               --
BASIC MATERIALS FUND C-CLASS
     MARCH 31, 2005                        24.68         (.12)         4.88              4.76                --               --
     March 31, 2004                        16.86         (.14)         8.09              7.95              (.13)              --
     March 31, 2003 ++                     24.03         (.06)        (7.08)            (7.14)             (.03)              --
     March 31, 2002 *++                    23.13         (.03)         1.20              1.17              (.27)              --
BIOTECHNOLOGY FUND A-CLASS
     MARCH 31, 2005*                       17.89         (.16)         (.80)             (.96)               --               --
BIOTECHNOLOGY FUND C-CLASS
     MARCH 31, 2005                        19.92         (.42)        (2.63)            (3.05)               --               --
     March 31, 2004                        13.47         (.43)         6.88              6.45                --               --
     March 31, 2003                        20.66         (.33)        (6.86)            (7.19)               --               --
     March 31, 2002                        21.66         (.54)         (.46)            (1.00)               --               --
     March 31, 2001 *                      21.66           --            --                --                --               --
CONSUMER PRODUCTS FUND A-CLASS
     MARCH 31, 2005*                       27.42          .06          2.22              2.28              (.01)              --
CONSUMER PRODUCTS FUND C-CLASS
     MARCH 31, 2005                        27.92         (.13)         1.75              1.62              (.01)              --
     March 31, 2004                        20.52         (.20)         7.65              7.45              (.05)              --
     March 31, 2003 ++                     24.93         (.09)        (4.20)            (4.29)             (.12)              --
     March 31, 2002 *++                    21.81         (.03)         3.21              3.18              (.06)              --

                                                      NET INCREASE     NET ASSET
                                                     (DECREASE) IN      VALUE,          TOTAL
                                          TOTAL        NET ASSET        END OF       INVESTMENT
                                      DISTRIBUTIONS      VALUE          PERIOD         RETURN
-----------------------------------------------------------------------------------------------
BANKING FUND A-CLASS
     MARCH 31, 2005*                    $   (.26)      $    (.34)      $  9.72         (0.95)%
BANKING FUND C-CLASS
     MARCH 31, 2005                         (.26)           (.21)         9.66          0.35%
     March 31, 2004                         (.08)           2.75          9.87         39.76%
     March 31, 2003                         (.21)          (1.42)         7.12        (14.35)%
     March 31, 2002                         (.29)            .27          8.54          7.19%
     March 31, 2001 *                         --              --          8.27          0.00%
BASIC MATERIALS FUND A-CLASS
     MARCH 31, 2005*                          --            4.04         29.84         15.66%
BASIC MATERIALS FUND C-CLASS
     MARCH 31, 2005                           --            4.76         29.44         19.29%
     March 31, 2004                         (.13)           7.82         24.68         47.25%
     March 31, 2003 ++                      (.03)          (7.17)        16.86        (29.72)%
     March 31, 2002 *++                     (.27)            .90         24.03          5.10%
BIOTECHNOLOGY FUND A-CLASS
     MARCH 31, 2005*                          --            (.96)        16.93         (5.37)%
BIOTECHNOLOGY FUND C-CLASS
     MARCH 31, 2005                           --           (3.05)        16.87        (15.31)%
     March 31, 2004                           --            6.45         19.92         47.88%
     March 31, 2003                           --           (7.19)        13.47        (34.80)%
     March 31, 2002                           --           (1.00)        20.66         (4.62)%
     March 31, 2001 *                         --              --         21.66          0.00%
CONSUMER PRODUCTS FUND A-CLASS
     MARCH 31, 2005*                        (.01)           2.27         29.69          8.33%
CONSUMER PRODUCTS FUND C-CLASS
     MARCH 31, 2005                         (.01)           1.61         29.53          5.82%
     March 31, 2004                         (.05)           7.40         27.92         36.36%
     March 31, 2003 ++                      (.12)          (4.41)        20.52        (17.20)%
     March 31, 2002 *++                     (.06)           3.12         24.93         14.57%

                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:
                                        ------------------------------------------
                                                                           NET                        NET ASSETS,
                                                                       INVESTMENT       PORTFOLIO        END OF
                                           GROSS             NET         INCOME          TURNOVER    PERIOD (000'S
                                          EXPENSES        EXPENSES       (LOSS)          RATE***        OMITTED)
------------------------------------------------------------------------------------------------------------------
BANKING FUND A-CLASS
     MARCH 31, 2005*                       1.57%**         1.57%**        1.03%**          1,692%      $       15
BANKING FUND C-CLASS
     MARCH 31, 2005                        2.34%           2.34%          0.43%            1,692%             867
     March 31, 2004                        2.37%           2.37%          0.41%            1,435%           1,829
     March 31, 2003                        2.38%           2.38%          0.23%            1,495%              76
     March 31, 2002                        2.40%           2.40%          0.42%            1,292%              15
     March 31, 2001 *                      0.00%**#        0.00%**#       0.00%**          1,394%              14
BASIC MATERIALS FUND A-CLASS
     MARCH 31, 2005*                       1.55%**         1.55%**        0.44%**            891%             210
BASIC MATERIALS FUND C-CLASS
     MARCH 31, 2005                        2.32%           2.32%         (0.43)%             891%           7,421
     March 31, 2004                        2.38%           2.38%         (0.62)%           1,669%           5,311
     March 31, 2003 ++                     2.39%           2.39%         (0.23)%           1,943%             294
     March 31, 2002 *++                    2.60%**         2.60%**       (0.13)%**         1,523%             525
BIOTECHNOLOGY FUND A-CLASS
     MARCH 31, 2005*                       1.53%**         1.53%**       (1.47)%**           585%              74
BIOTECHNOLOGY FUND C-CLASS
     MARCH 31, 2005                        2.33%           2.33%         (2.23)%             585%           2,625
     March 31, 2004                        2.36%           2.36%         (2.32)%             548%           3,567
     March 31, 2003                        2.38%           2.38%         (2.30)%             477%           1,667
     March 31, 2002                        2.38%           2.38%         (2.36)%             390%             967
     March 31, 2001 *                      0.00%**#        0.00%**#       0.00%**            305%               3
CONSUMER PRODUCTS FUND A-CLASS
     MARCH 31, 2005*                       1.56%**         1.56%**        0.42%**            907%             463
CONSUMER PRODUCTS FUND C-CLASS
     MARCH 31, 2005                        2.31%           2.31%         (0.44)%             907%           8,048
     March 31, 2004                        2.37%           2.37%         (0.79)%             914%           4,259
     March 31, 2003 ++                     2.39%           2.39%         (0.35)%           1,205%             196
     March 31, 2002 *++                    2.57%**         2.57%**       (0.19)%**           890%             501

  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 30, 2001 -- BANKING FUND C-CLASS AND BIOTECHNOLOGY FUND C-CLASS; MAY 3, 2001 -- BASIC MATERIALS FUND C-CLASS; SEPTEMBER 1, 2004 -- BANKING FUND A-CLASS, BASIC MATERIALS FUND A-CLASS AND BIOTECHNOLOGY FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2001 ARE CALCULATED FOR ONE DAY AND NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                              PROSPECTUS 158-159

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                   NET REALIZED    NET INCREASE
                                        NET ASSET       NET            AND          (DECREASE)       DISTRIBUTIONS   DISTRIBUTIONS
                                          VALUE,     INVESTMENT     UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                                        BEGINNING      INCOME     GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+     ON SECURITIES   FROM OPERATIONS       INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS FUND A-CLASS
     MARCH 31, 2005*                    $   9.22        $(.07)        $   .81         $   .74        $      --          $     --
ELECTRONICS FUND C-CLASS
     MARCH 31, 2005                        13.00         (.20)          (2.90)          (3.10)              --                --
     March 31, 2004                         7.91         (.27)           5.36            5.09               --                --
     March 31, 2003                        16.82         (.22)          (8.69)          (8.91)              --                --
     March 31, 2002                        16.54         (.37)            .65             .28               --                --
     March 31, 2001 *                      18.72         (.01)          (2.17)          (2.18)              --                --
ENERGY FUND A-CLASS
     MARCH 31, 2005*                       12.79          .02            3.88            3.90             (.01)               --
ENERGY FUND C-CLASS
     MARCH 31, 2005                        11.60         (.08)           4.96            4.88             (.01)               --
     March 31, 2004                         8.63         (.12)           3.12            3.00             (.03)               --
     March 31, 2003                        11.14         (.07)          (2.43)          (2.50)            (.01)               --
     March 31, 2002 *                      11.87         (.09)           (.54)           (.63)            (.10)               --
ENERGY SERVICES FUND A-CLASS
     MARCH 31, 2005*                       23.18         (.18)           6.25            6.07               --                --
ENERGY SERVICES FUND C-CLASS
     MARCH 31, 2005                        21.12         (.45)           8.31            7.86               --                --
     March 31, 2004                        17.04         (.35)           4.43            4.08               --                --
     March 31, 2003 ++                     22.23         (.30)          (4.89)          (5.19)              --                --
     March 31, 2002 ++                     27.30         (.30)          (4.77)          (5.07)              --                --
     March 31, 2001 *++                    27.30           --              --              --               --                --
FINANCIAL SERVICES FUND A-CLASS
     MARCH 31, 2005*                       10.75          .05             .41             .46             (.08)               --
FINANCIAL SERVICES FUND C-CLASS
     MARCH 31, 2005                        10.84         (.01)            .26             .25             (.08)               --
     March 31, 2004                         7.57         (.02)           3.33            3.31             (.04)               --
     March 31, 2003                        10.14         (.02)          (2.53)          (2.55)            (.02)               --
     March 31, 2002 *                      10.46         (.05)           (.17)           (.22)            (.10)               --


                                                        NET INCREASE    NET ASSET
                                                        (DECREASE) IN    VALUE,       TOTAL
                                            TOTAL         NET ASSET      END OF     INVESTMENT
                                        DISTRIBUTIONS       VALUE        PERIOD       RETURN
----------------------------------------------------------------------------------------------
ELECTRONICS FUND A-CLASS
     MARCH 31, 2005*                      $     --           $ .74       $  9.96        8.03%
ELECTRONICS FUND C-CLASS
     MARCH 31, 2005                             --           (3.10)         9.90      (23.85)%
     March 31, 2004                             --            5.09         13.00       64.35%
     March 31, 2003                             --           (8.91)         7.91      (52.97)%
     March 31, 2002                             --             .28         16.82        1.69%
     March 31, 2001 *                           --           (2.18)        16.54      (11.65)%
ENERGY FUND A-CLASS
     MARCH 31, 2005*                          (.01)           3.89         16.68       30.46%
ENERGY FUND C-CLASS
     MARCH 31, 2005                           (.01)           4.87         16.47       42.03%
     March 31, 2004                           (.03)           2.97         11.60       34.86%
     March 31, 2003                           (.01)          (2.51)         8.63      (22.48)%
     March 31, 2002 *                         (.10)           (.73)        11.14       (5.22)%
ENERGY SERVICES FUND A-CLASS
     MARCH 31, 2005*                            --            6.07         29.25       26.19%
ENERGY SERVICES FUND C-CLASS
     MARCH 31, 2005                             --            7.86         28.98       37.22%
     March 31, 2004                             --            4.08         21.12       23.94%
     March 31, 2003 ++                          --           (5.19)        17.04      (23.35)%
     March 31, 2002 ++                          --           (5.07)        22.23      (18.57)%
     March 31, 2001 *++                         --              --         27.30        0.00%
FINANCIAL SERVICES FUND A-CLASS
     MARCH 31, 2005*                          (.08)            .38         11.13        4.22%
FINANCIAL SERVICES FUND C-CLASS
     MARCH 31, 2005                           (.08)            .17         11.01        2.24%
     March 31, 2004                           (.04)           3.27         10.84       43.78%
     March 31, 2003                           (.02)          (2.57)         7.57      (25.19)%
     March 31, 2002 *                         (.10)           (.32)        10.14       (2.02)%

                                                         RATIO TO
                                                    AVERAGE NET ASSETS:
                                        ------------------------------------------
                                                                           NET                           NET ASSETS,
                                                                        INVESTMENT       PORTFOLIO         END OF
                                          GROSS            NET            INCOME         TURNOVER       PERIOD (000'S
                                        EXPENSES        EXPENSES          (LOSS)           RATE***        OMITTED)
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS FUND A-CLASS
     MARCH 31, 2005*                      1.59%**         1.59%**         (1.21)%**        1,106%          $      1
ELECTRONICS FUND C-CLASS
     MARCH 31, 2005                       2.33%           2.33%           (1.86)%          1,106%             2,119
     March 31, 2004                       2.36%           2.36%           (2.20)%          1,359%             1,111
     March 31, 2003                       2.39%           2.39%           (2.21)%          2,413%               940
     March 31, 2002                       2.49%           2.49%           (2.27)%          1,279%               388
     March 31, 2001 *                     2.11%**         1.82%**         (1.76)%**          705%                 2
ENERGY FUND A-CLASS
     MARCH 31, 2005*                      1.45%**         1.45%**          0.19%**           546%               744
ENERGY FUND C-CLASS
     MARCH 31, 2005                       2.33%           2.33%           (0.61)%            546%            17,993
     March 31, 2004                       2.36%           2.36%           (1.08)%            913%             6,571
     March 31, 2003                       2.38%           2.38%           (0.81)%          1,362%             1,471
     March 31, 2002 *                     2.51%**         2.51%**         (0.92)%**        1,502%               392
ENERGY SERVICES FUND A-CLASS
     MARCH 31, 2005*                      1.53%**         1.53%**         (1.13)%**          501%               313
ENERGY SERVICES FUND C-CLASS
     MARCH 31, 2005                       2.31%           2.31%           (1.84)%            501%            11,529
     March 31, 2004                       2.37%           2.37%           (1.86)%          1,009%             2,833
     March 31, 2003 ++                    2.39%           2.39%           (1.60)%            971%               651
     March 31, 2002 ++                    2.57%           2.57%           (1.60)%            949%               697
     March 31, 2001 *++                   0.00%**#        0.00%**#         0.00%**           944%                 3
FINANCIAL SERVICES FUND A-CLASS
     MARCH 31, 2005*                      1.55%**         1.55%**          0.70%**         1,005%                 5
FINANCIAL SERVICES FUND C-CLASS
     MARCH 31, 2005                       2.33%           2.33%           (0.10)%          1,005%             1,689
     March 31, 2004                       2.37%           2.37%           (0.23)%          1,200%             2,242
     March 31, 2003                       2.37%           2.37%           (0.19)%          2,336%               222
     March 31, 2002 *                     2.52%**         2.52%**         (0.50)%**        1,110%               526

  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 26, 2001-- ELECTRONICS FUND C-CLASS; MARCH 30, 2001 -- ENERGY SERVICES FUND C-CLASS; APRIL 19, 2001-- ENERGY FUND C-CLASS AND FINANCIAL SERVICES FUND C-CLASS; SEPTEMBER 1, 2004 -- ELECTRONICS FUND A-CLASS, ENERGY FUND A-CLASS, ENERGY SERVICES FUND A-CLASS AND FINANCIAL SERVICES FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2001 ARE CALCULATED FOR ONE DAY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                              PROSPECTUS 160-161

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                    NET REALIZED     NET INCREASE
                                        NET ASSET       NET             AND           (DECREASE)      DISTRIBUTIONS    DISTRIBUTIONS
                                         VALUE,      INVESTMENT      UNREALIZED      IN NET ASSET       FROM NET         FROM NET
                                        BEGINNING      INCOME      GAINS (LOSSES)   VALUE RESULTING    INVESTMENT        REALIZED
                                        OF PERIOD     (LOSS)+      ON SECURITIES    FROM OPERATIONS      INCOME        CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE FUND A-CLASS
     MARCH 31, 2005*                     $ 11.65       $ (.05)        $  .65          $    .60          $      --        $     --
HEALTH CARE FUND C-CLASS
     MARCH 31, 2005                        12.11         (.16)           .24               .08                 --              --
     March 31, 2004                         9.03         (.18)          3.26              3.08                 --              --
     March 31, 2003                        11.25         (.12)         (2.10)            (2.22)                --              --
     March 31, 2002                        11.25         (.18)           .18                --                 --              --
     March 31, 2001 *                      11.25           --             --                --                 --              --
INTERNET FUND A-CLASS
     MARCH 31, 2005*                       30.65         (.31)          1.11               .80                 --              --
INTERNET FUND C-CLASS
     MARCH 31, 2005                        34.64         (.73)         (2.85)            (3.58)                --              --
     March 31, 2004                        20.04         (.72)         15.32             14.60                 --              --
     March 31, 2003                        30.28         (.50)         (9.74)           (10.24)                --              --
     March 31, 2002 *                      53.40         (.78)        (22.34)           (23.12)                --              --
LEISURE FUND A-CLASS
     MARCH 31, 2005 *                      24.59         (.08)          4.83              4.75                 --              --
LEISURE FUND C-CLASS
     MARCH 31, 2005                        26.93         (.40)          2.86              2.46                 --              --
     March 31, 2004                        17.61         (.38)          9.70              9.32                 --              --
     March 31, 2003 ++                     23.79         (.36)         (5.82)            (6.18)                --              --
     March 31, 2002 *++                    29.01         (.45)         (4.77)            (5.22)                --              --
PRECIOUS METALS FUND A-CLASS
     MARCH 31, 2005 *                      37.26         (.01)         (1.84)            (1.85)                --              --
PRECIOUS METALS FUND C-CLASS
     MARCH 31, 2005                        43.16         (.39)         (8.40)            (8.79)                --              --
     March 31, 2004                        26.35         (.51)         17.33             16.82               (.01)             --
     March 31, 2003                        27.72         (.27)         (1.10)            (1.37)                --              --
     March 31, 2002 *                      20.41         (.26)          7.71              7.45               (.14)             --
REAL ESTATE FUND A-CLASS
     MARCH 31, 2005 *                      26.66          .09           1.24              1.33               (.03)           (.12)
REAL ESTATE FUND C-CLASS
     MARCH 31, 2005                        26.63          .41            .75              1.16               (.03)           (.12)
     March 31, 2004 *                      25.00          .02           1.61              1.63                 --              --

                                                      NET INCREASE     NET ASSET
                                                     (DECREASE) IN      VALUE,          TOTAL
                                          TOTAL        NET ASSET        END OF       INVESTMENT
                                      DISTRIBUTIONS      VALUE          PERIOD         RETURN
-----------------------------------------------------------------------------------------------
HEALTH CARE FUND A-CLASS
     MARCH 31, 2005*                      $     --       $     .60      $ 12.25        5.15%
HEALTH CARE FUND C-CLASS
     MARCH 31, 2005                             --             .08        12.19        0.66%
     March 31, 2004                             --            3.08        12.11       34.11%
     March 31, 2003                             --           (2.22)        9.03      (19.73)%
     March 31, 2002                             --              --        11.25        0.00%
     March 31, 2001 *                           --              --        11.25        0.00%
INTERNET FUND A-CLASS
     MARCH 31, 2005*                            --             .80        31.45        2.61%
INTERNET FUND C-CLASS
     MARCH 31, 2005                             --           (3.58)       31.06      (10.33)%
     March 31, 2004                             --           14.60        34.64       72.85%
     March 31, 2003                             --          (10.24)       20.04      (33.82)%
     March 31, 2002 *                           --          (23.12)       30.28      (43.30)%
LEISURE FUND A-CLASS
     MARCH 31, 2005 *                           --            4.75        29.34       19.32%
LEISURE FUND C-CLASS
     MARCH 31, 2005                             --            2.46        29.39        9.13%
     March 31, 2004                             --            9.32        26.93       52.92%
     March 31, 2003 ++                          --           (6.18)       17.61      (25.98)%
     March 31, 2002 *++                         --           (5.22)       23.79      (17.99)%
PRECIOUS METALS FUND A-CLASS
     MARCH 31, 2005 *                           --           (1.85)       35.41       (4.97)%
PRECIOUS METALS FUND C-CLASS
     MARCH 31, 2005                             --           (8.79)       34.37      (20.37)%
     March 31, 2004                           (.01)          16.81        43.16       63.83%
     March 31, 2003                             --           (1.37)       26.35       (4.94)%
     March 31, 2002 *                         (.14)           7.31        27.72       36.75%
REAL ESTATE FUND A-CLASS
     MARCH 31, 2005 *                         (.15)           1.18        27.84        4.98%
REAL ESTATE FUND C-CLASS
     MARCH 31, 2005                           (.15)           1.01        27.64        4.35%
     March 31, 2004 *                           --            1.63        26.63        6.52%

                                                          RATIOS TO
                                                     AVERAGE NET ASSETS:
                                          -----------------------------------------
                                                                           NET                           NET ASSETS,
                                                                       INVESTMENT       PORTFOLIO           END OF
                                           GROSS            NET          INCOME          TURNOVER       PERIOD (000'S
                                          EXPENSES         EXPENSES      (LOSS)          RATE***           OMITTED)
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE FUND A-CLASS
     MARCH 31, 2005*                      1.56%**         1.56%**         (0.65)%**         610%          $        1
HEALTH CARE FUND C-CLASS
     MARCH 31, 2005                       2.33%           2.33%           (1.36)%           610%               4,017
     March 31, 2004                       2.37%           2.37%           (1.60)%         1,204%               2,865
     March 31, 2003                       2.37%           2.37%           (1.30)%         1,395%                 421
     March 31, 2002                       2.54%           2.54%           (1.59)%           936%               1,085
     March 31, 2001 *                     0.00%**#        0.00%**#         0.00%**        1,399%                   3
INTERNET FUND A-CLASS
     MARCH 31, 2005*                      1.55%**         1.55%**         (1.46)%**       1,947%                   4
INTERNET FUND C-CLASS
     MARCH 31, 2005                       2.33%           2.33%           (2.19)%         1,947%               1,596
     March 31, 2004                       2.36%           2.36%           (2.31)%         1,340%               1,556
     March 31, 2003                       2.37%           2.37%           (2.34)%         2,052%                 234
     March 31, 2002 *                     2.36%**         2.36%**         (2.33)%**       2,186%                 149
LEISURE FUND A-CLASS
     MARCH 31, 2005 *                     1.55%**         1.55%**         (1.02)%**       1,046%                  12
LEISURE FUND C-CLASS
     MARCH 31, 2005                       2.31%           2.31%           (1.44)%         1,046%               2,502
     March 31, 2004                       2.37%           2.37%           (1.59)%         1,870%               2,165
     March 31, 2003 ++                    2.39%           2.39%           (1.70)%         3,179%                  36
     March 31, 2002 *++                   2.53%**         2.53%**         (2.14)%**       2,609%                  87
PRECIOUS METALS FUND A-CLASS
     MARCH 31, 2005 *                     1.45%**         1.45%**         (0.02)%**         358%                 217
PRECIOUS METALS FUND C-CLASS
     MARCH 31, 2005                       2.23%           2.23%           (1.08)%           358%              20,426
     March 31, 2004                       2.27%           2.27%           (1.38)%           550%              17,998
     March 31, 2003                       2.27%           2.27%           (0.94)%           744%               2,150
     March 31, 2002 *                     2.38%**         2.38%**         (1.23)%**         839%                 910
REAL ESTATE FUND A-CLASS
     MARCH 31, 2005 *                     1.54%**         1.54%**          0.52%**        1,773%                  71
REAL ESTATE FUND C-CLASS
     MARCH 31, 2005                       2.32%           2.32%            1.52%          1,773%               1,293
     March 31, 2004 *                     2.36%**         2.36%**          0.72%**          102%               7,562

  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 30, 2001 -- HEALTH CARE FUND C-CLASS; APRIL 19, 2001 -- INTERNET FUND C-CLASS; APRIL 27, 2001 -- PRECIOUS METALS FUND C-CLASS; MAY 3, 2001 -- LEISURE FUND C-CLASS AND REAL ESTATE FUND A-CLASS; FEBRUARY 20, 2004 -- REAL ESTATE FUND C-CLASS; SEPTEMBER 1, 2004 -- HEALTH CARE FUND A-CLASS, LEISURE FUND A-CLASS, PRECIOUS METALS FUND A-CLASS, REAL ESTATE FUND A-CLASS, INTERNET FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2001 ARE CALCULATED FOR ONE DAY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                              PROSPECTUS 162-163

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                   NET REALIZED    NET INCREASE
                                        NET ASSET       NET            AND          (DECREASE)       DISTRIBUTIONS   DISTRIBUTIONS
                                          VALUE,     INVESTMENT     UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                                        BEGINNING      INCOME     GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+     ON SECURITIES   FROM OPERATIONS       INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
RETAILING FUND A-CLASS
     MARCH 31, 2005 *                    $ 10.45       $ (.07)       $  1.63          $   1.56          $    --        $     --
RETAILING FUND C-CLASS
     MARCH 31, 2005                        11.37         (.17)           .60               .43               --              --
     March 31, 2004                         7.81         (.18)          3.74              3.56               --              --
     March 31, 2003                        11.02         (.20)         (3.01)            (3.21)              --              --
     March 31, 2002 *                      10.68         (.20)           .54               .34               --              --
TECHNOLOGY FUND A-CLASS
     MARCH 31, 2005 *                       9.32           --            .75               .75               --              --
TECHNOLOGY FUND C-CLASS
     MARCH 31, 2005                        11.10           --          (1.09)            (1.09)              --              --
     March 31, 2004                         7.00         (.21)          4.31              4.10               --              --
     March 31, 2003                        10.90         (.18)         (3.72)            (3.90)              --              --
     March 31, 2002 *                      14.82         (.25)         (3.67)            (3.92)              --              --
TELECOMMUNICATIONS FUND A-CLASS
     MARCH 31, 2005 *                      13.55          .11            .24               .35               --              --
TELECOMMUNICATIONS FUND C-CLASS
     MARCH 31, 2005                        15.06         (.07)         (1.18)            (1.25)              --              --
     March 31, 2004                         9.84         (.15)          5.42              5.27             (.05)             --
     March 31, 2003 ++                     14.97         (.09)         (5.04)            (5.13)              --              --
     March 31, 2002 *++                    26.91         (.24)        (11.61)           (11.85)              --            (.09)
TRANSPORTATION FUND A-CLASS
     MARCH 31, 2005 *                      18.73         (.09)          2.70              2.61               --              --
TRANSPORTATION FUND C-CLASS
     MARCH 31, 2005                        18.43         (.32)          3.60              3.28               --              --
     March 31, 2004                        14.85         (.25)          3.83              3.58               --              --
     March 31, 2003 ++                     20.73         (.27)         (5.61)            (5.88)              --              --
     March 31, 2002 *++                    20.04         (.24)           .93               .69               --              --
UTILITIES FUND A-CLASS
     MARCH 31, 2005*                       20.66          .40           2.24              2.64             (.30)             --
UTILITIES FUND C-CLASS
     MARCH 31, 2005                        19.77          .29           2.71              3.00             (.30)             --
     March 31, 2004                        15.93          .22           4.59              4.81             (.97)             --
     March 31, 2003 ++                     25.08          .30          (8.91)            (8.61)            (.54)             --
     March 31, 2002 *++                    37.98         (.12)        (11.22)           (11.34)           (1.56)             --



                                                        NET INCREASE    NET ASSET
                                                        (DECREASE) IN    VALUE,       TOTAL
                                            TOTAL         NET ASSET      END OF     INVESTMENT
                                        DISTRIBUTIONS       VALUE        PERIOD       RETURN
----------------------------------------------------------------------------------------------
RETAILING FUND A-CLASS
     MARCH 31, 2005 *                     $     --        $   1.56      $ 12.01       14.93%
RETAILING FUND C-CLASS
     MARCH 31, 2005                             --             .43        11.80        3.78%
     March 31, 2004                             --            3.56        11.37       45.58%
     March 31, 2003                             --           (3.21)        7.81      (29.13)%
     March 31, 2002 *                           --             .34        11.02        3.18%
TECHNOLOGY FUND A-CLASS
     MARCH 31, 2005 *                           --             .75        10.07        8.05%
TECHNOLOGY FUND C-CLASS
     MARCH 31, 2005                             --           (1.09)       10.01       (9.82)%
     March 31, 2004                             --            4.10        11.10       58.57%
     March 31, 2003                             --           (3.90)        7.00      (35.78)%
     March 31, 2002 *                           --           (3.92)       10.90      (26.45)%
TELECOMMUNICATIONS FUND A-CLASS
     MARCH 31, 2005 *                           --             .35        13.90        2.58%
TELECOMMUNICATIONS FUND C-CLASS
     MARCH 31, 2005                             --           (1.25)       13.81       (8.30)%
     March 31, 2004                           (.05)           5.22        15.06       53.62%
     March 31, 2003 ++                          --           (5.13)        9.84      (34.27)%
     March 31, 2002 *++                       (.09)         (11.94)       14.97      (44.16)%
TRANSPORTATION FUND A-CLASS
     MARCH 31, 2005 *                           --            2.61        21.34       13.93%
TRANSPORTATION FUND C-CLASS
     MARCH 31, 2005                             --            3.28        21.71       17.80%
     March 31, 2004                             --            3.58        18.43       24.11%
     March 31, 2003 ++                          --           (5.88)       14.85      (28.36)%
     March 31, 2002 *++                         --             .69        20.73        3.44%
UTILITIES FUND A-CLASS
     MARCH 31, 2005*                          (.30)           2.34        23.00       12.84%
UTILITIES FUND C-CLASS
     MARCH 31, 2005                           (.30)           2.70        22.47       15.23%
     March 31, 2004                           (.97)           3.84        19.77       30.80%
     March 31, 2003 ++                        (.54)          (9.15)       15.93      (34.40)%
     March 31, 2002 *++                      (1.56)         (12.90)       25.08      (29.95)%


                                                          RATIO TO
                                                     AVERAGE NET ASSETS:
                                        -------------------------------------------
                                                                           NET                           NET ASSETS,
                                                                        INVESTMENT       PORTFOLIO         END OF
                                         GROSS            NET             INCOME         TURNOVER       PERIOD (000'S
                                        EXPENSES        EXPENSES          (LOSS)           RATE***        OMITTED)
----------------------------------------------------------------------------------------------------------------------
RETAILING FUND A-CLASS
     MARCH 31, 2005 *                     1.68%**         1.68%**         (1.03)%**       1,505%          $        1
RETAILING FUND C-CLASS
     MARCH 31, 2005                       2.33%           2.33%           (1.52)%         1,505%               1,774
     March 31, 2004                       2.36%           2.36%           (1.72)%         1,825%               2,362
     March 31, 2003                       2.32%           2.32%           (1.89)%         3,788%                  85
     March 31, 2002 *                     2.70%**         2.70%**         (2.13)%**       2,030%               1,028
TECHNOLOGY FUND A-CLASS
     MARCH 31, 2005 *                     1.54%**         1.54%**          0.00%**        1,304%                   6
TECHNOLOGY FUND C-CLASS
     MARCH 31, 2005                       2.32%           2.32%            0.00%          1,304%               1,284
     March 31, 2004                       2.36%           2.36%           (2.13)%         1,853%               1,101
     March 31, 2003                       2.37%           2.37%           (2.07)%         1,938%                 434
     March 31, 2002 *                     2.43%**         2.43%**         (2.22)%**       1,017%                 424
TELECOMMUNICATIONS FUND A-CLASS
     MARCH 31, 2005 *                     1.54%**         1.54%**          1.25%**        1,142%                   3
TELECOMMUNICATIONS FUND C-CLASS
     MARCH 31, 2005                       2.38%           2.38%           (0.51)%         1,142%               1,784
     March 31, 2004                       2.37%           2.37%           (1.09)%         1,506%               3,635
     March 31, 2003 ++                    2.41%           2.41%           (0.71)%         2,431%                 774
     March 31, 2002 *++                   2.43%**         2.43%**         (1.25)%**       1,192%                  19
TRANSPORTATION FUND A-CLASS
     MARCH 31, 2005 *                     1.54%**         1.54%**         (0.71)%**         929%                  22
TRANSPORTATION FUND C-CLASS
     MARCH 31, 2005                       2.32%           2.32%           (1.51)%           929%               1,807
     March 31, 2004                       2.36%           2.36%           (1.53)%         1,624%                 656
     March 31, 2003 ++                    2.36%           2.36%           (1.51)%         2,786%                 514
     March 31, 2002 *++                   2.59%**         2.59%**         (1.35)%**       1,704%                 654
UTILITIES FUND A-CLASS
     MARCH 31, 2005*                      1.54%**         1.54%**          2.98%**        1,124%                 128
UTILITIES FUND C-CLASS
     MARCH 31, 2005                       2.32%           2.32%            1.39%          1,124%               4,807
     March 31, 2004                       2.36%           2.36%            1.19%          1,609%               3,948
     March 31, 2003 ++                    2.42%           2.42%            1.56%          3,158%                 939
     March 31, 2002 *++                   2.76%**         2.76%**         (0.48)%**       2,418%                 192

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 18, 2001-- TELECOMMUNICATIONS FUND C-CLASS; APRIL 27, 2001-- UTILITIES FUND C-CLASS; MAY 9, 2001 -- RETAILING FUND C-CLASS; MAY 14, 2001-- TRANSPORTATION FUND C-CLASS; SEPTEMBER 1, 2004 -- RETAILING FUND A-CLASS, TECHNOLOGY FUND A-CLASS; TELECOMMUNICATIONS FUND A-CLASS, TRANSPORTATION FUND A-CLASS AND UTILITIES FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

164


BENCHMARK INFORMATION
--------------------------------------------------------------------------------

STANDARD &POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY, INC., STOXX LIMITED INC., THE TOKYO STOCK EXCHANGE AND THE NEW YORK BOARD OF TRADE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

      o     THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

      o     THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

      o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

      o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

      o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHERS DO NOT:

      o     RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER
            SECURITIES;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

      o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

      o HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

      o HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400," "S&P MIDCAP 400," "STANDARD&POOR'S SMALLCAP 600," AND "S&P SMALLCAP 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

"NEW YORK BOARD OF TRADE," "NYBOT," "THE U.S. DOLLAR INDEX," AND "USDX," ARE TRADEMARKS OR SERVICE MARKS OF THE BOARD OF TRADE OF THE CITY OF NEW YORK, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE NEW YORK BOARD OF TRADE AND THE NEW YORK BOARD OF TRADE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                  PROSPECTUS 165


ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.


YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST' S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

166


--------------------------------------------------------------------------------


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
                                                                  PROSPECTUS 167


--------------------------------------------------------------------------------


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
168


--------------------------------------------------------------------------------


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

[LOGO]RydexInvestments
           Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           www.rydexinvestments.com o 800.820.0888
           RSEIH-1-0805 X0806

                                                                BENCHMARK FUNDS
NOVA                                                            LARGE-CAP VALUE
URSA                                                           LARGE-CAP GROWTH
OTC                                                               MID-CAP VALUE
ARKTOS                                                           MID-CAP GROWTH
MEDIUS                                                          INVERSE MID-CAP
MEKROS                                                          SMALL-CAP VALUE
U.S. GOVERNMENT BOND                                           SMALL-CAP GROWTH
JUNO                                                          INVERSE SMALL-CAP
LARGE-CAP EUROPE                                           STRENGTHENING DOLLAR
LARGE-CAP JAPAN                                                WEAKENING DOLLAR


                                                             RYDEX SERIES FUNDS
                           ADVISOR AND H-CLASS SHARES PROSPECTUS AUGUST 1, 2005


                                                                   SECTOR FUNDS
BANKING                                                             HEALTH CARE
BASIC MATERIALS                                                        INTERNET
BIOTECHNOLOGY                                                           LEISURE
COMMODITIES                                                     PRECIOUS METALS
CONSUMER PRODUCTS                                                   REAL ESTATE
ELECTRONICS                                                           RETAILING
ENERGY                                                               TECHNOLOGY
ENERGY SERVICES                                              TELECOMMUNICATIONS
FINANCIAL SERVICES                                               TRANSPORTATION
                                                                      UTILITIES

                                                              MONEY MARKET FUND
                                                   U.S. GOVERNMENT MONEY MARKET

                                                          [LOGO]RydexInvestments
                                                Essential for modern markets(TM)

THE  SECURITIES  AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR  DISAPPROVED  THE
TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

BENCHMARK FUNDS ...........................................................    2
     Common Risk/Return Information .......................................    2
     Nova Fund ............................................................    4
     Ursa Fund ............................................................    7
     OTC Fund .............................................................   10
     Arktos Fund ..........................................................   13
     Medius Fund ..........................................................   16
     Mekros Fund ..........................................................   19
     U.S. Government Bond Fund ............................................   22
     Juno Fund ............................................................   25
     Large-Cap Europe Fund ................................................   28
     Large-Cap Japan Fund .................................................   31
     Large-Cap Value Fund .................................................   34
     Large-Cap Growth Fund ................................................   36
     Mid-Cap Value Fund ...................................................   38
     Mid-Cap Growth Fund ..................................................   40
     Inverse Mid-Cap Fund .................................................   42
     Small-Cap Value Fund .................................................   44
     Small-Cap Growth Fund ................................................   46
     Inverse Small-Cap Fund ...............................................   48
     Strengthening Dollar Fund ............................................   50
     Weakening Dollar Fund ................................................   52

SECTOR FUNDS ..............................................................   54
     Common Risk/Return Information .......................................   54
     Banking Fund .........................................................   56
     Basic Materials Fund .................................................   59
     Biotechnology Fund ...................................................   61
     Commodities Fund .....................................................   63
     Consumer Products Fund ...............................................   65
     Electronics Fund .....................................................   68
     Energy Fund ..........................................................   71
     Energy Services Fund .................................................   73
     Financial Services Fund ..............................................   76
     Health Care Fund .....................................................   78
     Internet Fund ........................................................   80
     Leisure Fund .........................................................   82
     Precious Metals Fund .................................................   84
     Real Estate Fund .....................................................   87
     Retailing Fund .......................................................   89
     Technology Fund ......................................................   91
     Telecommunications Fund ..............................................   94
     Transportation Fund ..................................................   97
     Utilities Fund .......................................................   99

MONEY MARKET FUND .........................................................  101
     U.S. Government Money Market Fund ....................................  101

INVESTMENTS AND RISKS .....................................................  103
SHAREHOLDER INFORMATION ...................................................  113
TRANSACTION INFORMATION ...................................................  114
BUYING FUND SHARES ........................................................  117
SELLING FUND SHARES .......................................................  119
EXCHANGING FUND SHARES ....................................................  121
RYDEX ACCOUNT POLICIES ....................................................  122
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................  125
DIVIDENDS AND DISTRIBUTIONS ...............................................  126
TAX INFORMATION ...........................................................  126
MANAGEMENT OF THE FUNDS ...................................................  128
FINANCIAL HIGHLIGHTS ......................................................  130
BENCHMARK INFORMATION .....................................................  146

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS

                              ADVISOR CLASS SHARES
                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

--------------------------------------------------------------------------------
BENCHMARK FUNDS
SECTOR FUNDS
MONEY MARKET FUND
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, Medius Fund, Mekros Fund, U.S. Government Bond Fund, Juno Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, Strengthening Dollar Fund and Weakening Dollar Fund.

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Commodities Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund.

MONEY MARKET FUND - U.S. Government Money Market Fund

Advisor and H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site
- www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


RYDEX BENCHMARK FUNDS
--------------------------------------------------------------------------------
NOVA FUND                                   LARGE-CAP VALUE FUND

URSA FUND                                   LARGE-CAP GROWTH FUND

OTC FUND                                    MID-CAP VALUE FUND

ARKTOS FUND                                 MID-CAP GROWTH FUND

MEDIUS FUND                                 INVERSE MID-CAP FUND

MEKROS FUND                                 SMALL-CAP VALUE FUND

U.S. GOVERNMENT BOND FUND                   SMALL-CAP GROWTH FUND

JUNO FUND                                   INVERSE SMALL-CAP FUND

LARGE-CAP EUROPE FUND                       STRENGTHENING DOLLAR FUND

LARGE-CAP JAPAN FUND                        WEAKENING DOLLAR FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

TRACKING ERROR RISK - The Funds' investment adviser may not be able to cause a Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, except for the Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may cause a Fund's performance to be less than you expect.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

                                                                    PROSPECTUS 3


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

4


NOVA FUND (RYNAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities and may enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


PERFORMANCE
The bar chart and table show the performance of the Advisor Class Shares of the Nova Fund both year by year and as an average over different periods of time. Periods prior to October 15, 1998 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of

                                                                    PROSPECTUS 5


investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

NOVA FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.45%

1995       49.73       HIGHEST QUARTER RETURN               23.27%
                       (quarter ended June 30, 2003)
1996       26.64       LOWEST QUARTER RETURN               -26.49%
                       (quarter ended September 30, 2002)
1997       41.61

1998       34.35

1999       23.44

2000      -19.96

2001      -22.62

2002      -35.47

2003       39.59

2004       14.83

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS(4)
--------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      14.83%          -8.52%          11.04%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   14.83%          -8.56%          10.58%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            9.64%          -7.05%           9.55%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%          12.07%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) THE FUND COMMENCED OPERATIONS ON 07/12/93. ADVISOR CLASS SHARES WERE OFFERED BEGINNING OCTOBER 15, 1998.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Nova Fund.

SHAREHOLDER FEES*  ...................................................     NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) +
MANAGEMENT FEES ......................................................     0.75%
DISTRIBUTION  (12b-1) FEES ...........................................     0.25%
OTHER EXPENSES .......................................................     0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES .................................     1.71%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE NOVA MASTER FUND.

6


EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NOVA FUND                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                      $180         $556         $957        $2,078

                                                                    PROSPECTUS 7


URSA FUND (RYUAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Ursa Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

8


PERFORMANCE
The bar chart and table show the performance of the Advisor Class Shares of the Ursa Fund both year by year and as an average over different periods of time. Periods prior to August 5, 1998 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

URSA FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 2.09%

1995       -20.61           HIGHEST QUARTER RETURN                17.57%
                            (quarter ended September 30, 2001)
1996       -12.51           LOWEST QUARTER RETURN                -13.86%
                            (quarter ended June 30, 2003)
1997       -21.37

1998       -19.57

1999       -12.89

2000        16.83

2001        15.67

2002        21.52

2003       -24.12

2004       -10.25

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS(4)
--------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -10.25%           2.26%          -8.14%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  -10.25%           1.85%          -8.46%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -6.66%           1.72%          -6.58%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%          12.07%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) THE FUND COMMENCED OPERATIONS ON 01/07/94. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 5, 1998.

                                                                    PROSPECTUS 9


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Ursa Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) +
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.88%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE URSA MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Ursa Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

URSA FUND                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
ADVISOR CLASS                 $197         $610        $1,049       $2,266

10


OTC FUND (RYAOX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

                                                                   PROSPECTUS 11



PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the OTC Fund both year by year and as an average over different periods of time. Periods prior to September 22, 1998 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

OTC FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -8.06%

1995       43.54       HIGHEST QUARTER RETURN                 52.78%
                       (quarter ended December 31, 1999)
1996       42.71       LOWEST QUARTER RETURN                 -36.97%
                       (quarter ended September 30, 2001)
1997       21.23

1998       85.63

1999       99.56

2000      -38.26

2001      -35.01

2002      -38.86

2003       45.63

2004       9.00

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS(4)
--------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       9.00%         -17.19%          13.61%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    9.00%         -17.24%          13.19%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            5.85%         -13.63%          12.00%
NASDAQ 100 INDEX(R)(3)                                                   10.43%         -15.25%          14.90%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) THE FUND COMMENCED OPERATIONS ON 02/14/94. ADVISOR CLASS SHARES WERE OFFERED BEGINNING SEPTEMBER 22, 1998.

12


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the OTC Fund.

SHAREHOLDER FEES* .................................................       NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................       0.75%
DISTRIBUTION  (12b-1) FEES ........................................       0.25%
OTHER EXPENSES ....................................................       0.69%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................       1.69%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

OTC FUND                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
ADVISOR CLASS                    $177         $550         $946        $2,056

                                                                   PROSPECTUS 13


ARKTOS FUND (RYAAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Arktos Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Master Fund also may enter into swap agreements.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Arktos Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

14


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Arktos Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ARKTOS FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 8.94%

1999      -54.52       HIGHEST QUARTER RETURN               51.12%
                       (quarter ended September 30, 2001)
2000       22.88       LOWEST QUARTER RETURN               -35.92%
                       (quarter ended December 31, 1999)
2001       14.53

2002       34.79

2003      -37.25

2004      -12.02

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS    9/3/1998(4)
----------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -12.02%           0.93%        -17.23%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  -12.02%           0.63%        -17.44%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -7.81%           0.65%        -13.32%
NASDAQ 100 INDEX(R)(3)                                                   10.43%         -15.25%          4.75%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003 .

                                                                   PROSPECTUS 15

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Arktos Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) +
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.88%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE ARKTOS MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Arktos Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ARKTOS FUND                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $197         $610        $1,049       $2,266

16


MEDIUS FUND (RYMDX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index. The investment objective of the Medius Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the S&P MidCap 400(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

                                                                   PROSPECTUS 17


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Medius Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

MEDIUS FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 3.89%

2002      -27.40       HIGHEST QUARTER RETURN            27.12%
                       (quarter ended June 30, 2003)
2003       50.89       LOWEST QUARTER RETURN            -25.72%
                       (quarter ended September 30,2002)
2004       21.73

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) H-CLASS SHARES

                                                                                        SINCE
                                                                                       INCEPTION
                                                                    PAST 1 YEAR        8/16/2001
-------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     21.73%            7.95%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  21.73%            7.87%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)          14.12%            6.79%
S&P 400(R) INDEX(3)                                                     16.48%            9.78%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3)   THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
      CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

18


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Medius Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION (12b-1) FEES .........................................        0.25%
OTHER EXPENSES ....................................................        0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.62%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Medius Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MEDIUS FUND                       1 YEAR       3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $170         $527         $909       $1,977

                                                                   PROSPECTUS 19


MEKROS FUND (RYMKX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Mekros Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

20


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Mekros Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

MEKROS FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.51%

2001       -7.25

2002      -33.70       HIGHEST QUARTER RETURN                 36.24%
                       (quarter ended June 30, 2003)
2003       68.32       LOWEST QUARTER RETURN                 -32.32
                       (quarter ended September 30, 2002)
2004       25.10

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) H-CLASS SHARES

                                                                                      SINCE
                                                                                     INCEPTION
                                                                     PAST 1 YEAR     11/1/2000
-----------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      25.10%        4.63%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   24.99%        4.60%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           16.44%        3.97%
RUSSELL 2000(R) INDEX(3)                                                 18.33%        8.24%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE RUSSELL (2000)(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALLER CAPITALIZATION COMPANIES' PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 21


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mekros Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION (12b-1) FEES .........................................        0.25%
OTHER EXPENSES ....................................................        0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.62%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mekros Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MEKROS FUND                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                           $170         $527         $909        $1,977

22


U.S. GOVERNMENT BOND FUND (RYADX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in U.S. Government securities and in leveraged derivative instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

                                                                   PROSPECTUS 23


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the U.S. Government Bond Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

US GOVERNMENT BOND FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 13.22%

1995      35.88        HIGHEST QUARTER RETURN              17.26%
                       (quarter ended September 30, 2002)
1996      -7.64        LOWEST QUARTER RETURN              -10.66%
                       (quarter ended March 31, 1996)
1997      15.33

1998      15.28

1999     -19.52

2000      20.54

2001       0.22

2002      18.36

2003      -2.08

2004       9.21

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                    PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS(4)
----------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     9.21%            8.86%             7.46%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  7.92%            7.41%             5.85%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)          5.95%            6.74%             5.45%
LEHMAN LONG TREASURY BOND INDEX(3)                                      7.70%           10.07%             9.58%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

(4) THE FUND COMMENCED OPERATIONS ON 01/03/94. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003.

24


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the U.S. Government Bond Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.50%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.66%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.41%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the U.S. Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT BOND FUND       1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
ADVISOR CLASS                    $148         $460         $794        $1,738

                                                                   PROSPECTUS 25


JUNO FUND (RYJAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Juno Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Juno Master Fund's benchmark is to perform exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions and may enter into swap agreements. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes. The interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be

26


subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Juno Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

JUNO FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -9.87%

1996       7.50        HIGHEST QUARTER RETURN               8.58%
                       (quarter ended March 31, 1996)
1997      -6.03        LOWEST QUARTER RETURN              -13.14%
                       (quarter ended September 30, 2002)
1998      -5.03

1999      19.80

2000     -14.11

2001       0.93

2002     -17.17

2003      -2.42

2004      -9.16

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                      SINCE
                                                                                                     INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS   3/3/1995(4)
----------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -9.16%          -8.64%       -4.70%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   -9.16%          -8.67%       -4.78%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -5.95%          -7.14%       -3.89%
LEHMAN LONG TREASURY BOND INDEX(3)                                        7.70%          10.07%        9.26%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

(4) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003.

                                                                   PROSPECTUS 27

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Juno Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) +
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION  (12B-1) FEES ........................................        0.25%
OTHER EXPENSES
 SHORT INTEREST EXPENSE ...........................................        3.79%
 REMAINING OTHER EXPENSES .........................................        0.67%
TOTAL ANNUAL FUND OPERATING EXPENSES   ............................        5.61%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE JUNO MASTER FUND.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION REGARDING STATED EXPENSES - Short Interest Expense occurs because the Fund short-sells the Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Investment Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio would have equaled 1.82%.
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Juno Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

JUNO FUND                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $589        $1,751       $2,893       $5,660

28


LARGE-CAP EUROPE FUND (RYEUX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 IndexSM. The investment objective of the Large-Cap Europe Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 IndexSM and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

                                                                   PROSPECTUS 29

TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. Markets using fair value prices; due to the difference in times between the close of the European markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Large-Cap Europe Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

LARGE-CAP EUROPE FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -3.21%

2001     -29.67        HIGHEST QUARTER RETURN              27.02%
                       (quarter ended June 30, 2003)
2002     -28.94        LOWEST QUARTER RETURN              -29.14%
                       (quarter ended September 30, 2002)
2003      42.77

2004      16.65

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) H-CLASS SHARES

                                                                                       SINCE
                                                                                     INCEPTION
                                                                      PAST 1 YEAR     5/8/2000
------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      16.65%        -5.98%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   15.56%        -6.49%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           10.83%        -5.28%
DOW JONES STOXX 50 INDEXSM (3)                                            4.30%       -12.04%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE DOW JONES STOXX 50 INDEXSM IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX. THE DOW JONES STOXX 50 INDEXSM AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY RYDEX SERIES FUNDS.

30


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Europe Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION (12b-1) FEES .........................................        0.25%
OTHER EXPENSES ....................................................        0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.61%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Europe Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP EUROPE FUND            1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                           $169         $524         $903        $1,966

                                                                   PROSPECTUS 31


LARGE-CAP JAPAN FUND (RYJPX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective of the Large-Cap Japan Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

32


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. Markets using fair value prices; due to the difference in times between the close of the Japanese markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.



PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Large-Cap Japan Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

LARGE-CAP JAPAN FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -13.09%

2001       -41.52      HIGHEST QUARTER RETURN             24.87%
                       (quarter ended September 30, 2003)
2002       -16.18      LOWEST QUARTER RETURN             -23.96%
                       (quarter ended September 30, 2001)
2003        39.38

2004        11.56

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) H-CLASS SHARES

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       PAST 1 YEAR    5/8/2000
-----------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      11.56%        -15.87%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   10.17%        -16.15%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            7.90%        -12.86%
TOPIX 100 INDEX(3)                                                        6.76%        -12.35%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE TOPIX100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 33


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Japan Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION (12b-1) FEES .........................................        0.25%
OTHER EXPENSES ....................................................        0.48%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.63%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Japan Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP JAPAN FUND             1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                           $171         $531         $914        $1,988

34


LARGE-CAP VALUE FUND (RYZAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large cap value securities. The Fund's current benchmark is the S&P 500/Barra Value Index (the "underlying index"). The investment objective of the Large-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Large-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 35


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Value Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.47%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP VALUE FUND        1 YEAR       3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------
H-CLASS                      $154         $479         $827        $1,807

36


LARGE-CAP GROWTH FUND (RYAWX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Barra Growth Index (the "underlying index"). The investment objective of the Large-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Large-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 37


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Growth Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.47%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP GROWTH FUND          1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
H-CLASS                         $154         $479         $827        $1,807

38


MID-CAP VALUE FUND (RYAVX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid cap securities. The Fund's current benchmark is the S&P MidCap 400/ Barra Value Index (the "underlying index"). The investment objective of the Mid-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mid-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Mid-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 39


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Value Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.46%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP VALUE FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
H-CLASS                        $153         $476         $822        $1,796

40


MID-CAP GROWTH FUND (RYBHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Barra Growth Index (the "underlying index"). The investment objective of the Mid-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mid-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Mid-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 41


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Growth Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.46%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP GROWTH FUND          1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
H-CLASS                       $153         $476         $822        $1,796

42


INVERSE MID-CAP FUND (RYMHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400 Index (the "underlying index"). The investment objective of the Inverse Mid-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

                                                                   PROSPECTUS 43


PERFORMANCE

The Inverse Mid-Cap Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Mid-Cap Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.60%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Mid-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE MID-CAP FUND        1 YEAR       3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------
H-Class                      $168         $521         $898        $1,955

44


SMALL-CAP VALUE FUND (RYAZX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small cap value securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Value Index (the "underlying index"). The investment objective of the Small-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE

The Small-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 45


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Value Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.47%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP VALUE FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
H-Class                          $154         $479         $827        $1,807

46


SMALL-CAP GROWTH FUND (RYWAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Growth Index (the "underlying index"). The Fund's investment objective and benchmark are non-fundamental and may be changed without shareholder approval. The investment objective of the Small-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

                                                                   PROSPECTUS 47



PERFORMANCE

The Small-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Growth Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.46%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP GROWTH FUND        1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------
H-Class                       $153         $476         $822        $1,796

48


INVERSE SMALL-CAP FUND (RYSHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse Small-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's Current benchmark is the inverse of the performance of the Russell 2000(R) Index (the "underlying index"). The investment objective of the Inverse Small-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the fund meets its objectives, the value of the Fund's shares tends to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the funds shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Inverse Small-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may

                                                                   PROSPECTUS 49


therefore be more vulnerable to adverse developments than large-capitalization companies.


PERFORMANCE

The Inverse Small-Cap Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Small-Cap Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.48%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.63%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Small-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE SMALL-CAP FUND       1 YEAR       3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------
H-CLASS                       $171         $531         $914        $1,988

50


STRENGTHENING DOLLAR FUND (RYSBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Strengthening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index (the "underlying index"). The investment objective of the Strengthening Dollar Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Strengthening Dollar Fund employs as its investment strategy a program of investing in derivative instruments, such as index swaps, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Strengthening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Strengthening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the U.S. Dollar Index by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Strengthening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index subjects the Fund to the risk that the foreign currencies will appreciate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the

                                                                   PROSPECTUS 51


time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE

The Strengthening Dollar Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Strengthening Dollar Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES** ..................................................        0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.70%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

**    OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Strengthening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

STRENGTHENING DOLLAR FUND                          1 YEAR       3 YEARS
-------------------------------------------------------------------------
H-CLASS                                             $179         $553

52


WEAKENING DOLLAR FUND (RYWBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Weakening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the U.S. Dollar Index (the "underlying index"). The investment objective of the Weakening Dollar Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Weakening Dollar Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, such as index swaps, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Weakening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Weakening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the U.S. Dollar Index by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Weakening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index subjects the Fund to the risk that the U.S. Dollar will appreciate in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price

                                                                   PROSPECTUS 53


during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE

The Weakening Dollar Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Weakening Dollar Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.90%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES** ..................................................        0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.70%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

**    OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Weakening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WEAKENING DOLLAR FUND                              1 YEAR       3 YEARS
--------------------------------------------------------------------------
H-CLASS                                             $179         $553

54


RYDEX SECTOR FUNDS
--------------------------------------------------------------------------------

BANKING FUND                                INTERNET FUND

BASIC MATERIALS FUND                        LEISURE FUND

BIOTECHNOLOGY FUND                          PRECIOUS METALS FUND

COMMODITIES FUND                            REAL ESTATE FUND

CONSUMER PRODUCTS FUND                      RETAILING FUND

ELECTRONICS FUND                            TECHNOLOGY FUND

ENERGY FUND                                 TELECOMMUNICATIONS FUND

ENERGY SERVICES FUND                        TRANSPORTATION FUND

FINANCIAL SERVICES FUND                     UTILITIES FUND

HEALTH CARE FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

EQUITY RISK - The equity markets are volatile, and the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds

                                                                   PROSPECTUS 55


paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Funds might incur substantial trading losses.

56


BANKING FUND (RYKAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that may affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

                                                                   PROSPECTUS 57


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Banking Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

BANKING FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.01%

1999      -19.12       HIGHEST QUARTER RETURN               21.95%
                       (quarter ended September 30, 2000)
2000       15.30       LOWEST QUARTER RETURN               -18.44%
                       (quarter ended September 30, 1999)
2001       -2.77

2002       -2.80

2003       31.32

2004       13.35

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                   SINCE
                                                                                                 INCEPTION
                                                                  PAST 1 YEAR    PAST 5 YEARS     4/1/1998
----------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                  13.35%          10.16%         2.30%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                               12.38%           9.35%         1.75%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)        8.66%           8.30%         1.61%
S&P 500(R) INDEX(3)                                                  10.89%          -2.30%         2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

58


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Banking Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.76%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.86%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BANKING FUND                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------
ADVISOR CLASS                  $195         $604        $1,038       $2,244

                                                                   PROSPECTUS 59


BASIC MATERIALS FUND (RYBAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that may affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

BASIC MATERIALS FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -7.74%

1999        21.69      HIGHEST QUARTER RETURN               24.25%
                       (quarter ended December 31, 2000)
2000       -21.10      LOWEST QUARTER RETURN               -24.02%
                       (quarter ended September 30, 2002)
2001        -0.99

2002       -14.06

2003        32.20

2004        19.95

60


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                      SINCE
                                                                                                    INCEPTION
                                                                     PAST 1 YEAR     PAST 5 YEARS   4/14/1998
--------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      19.95%           1.26%       -0.67%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   19.95%           1.11%       -0.78%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           12.97%           0.98%       -0.64%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%        2.75%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Basic Materials Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.82%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BASIC MATERIALS FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                    $191         $591        $1,016       $2,200

                                                                   PROSPECTUS 61


BIOTECHNOLOGY FUND (RYOAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

BIOTECHNOLOGY FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.83%

1999       95.52       HIGHEST QUARTER RETURN              46.14%
                       (quarter ended December 31, 1999)
2000       28.00       LOWEST QUARTER RETURN              -33.60%
                       (quarter ended June 30, 2002)
2001      -17.29

2002      -45.79

2003       45.66

2004        1.36

62


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                       SINCE
                                                                                                      INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS     4/1/1998
-----------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       1.36%          -3.26%         10.33%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    1.36%          -3.26%         10.31%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            0.88%          -2.74%          9.09%
S&P 500(R) INDEX(3)                                                       10.89%         -2.30%          2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Biotechnology Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.83%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BIOTECHNOLOGY FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------
ADVISOR CLASS                  $192         $594        $1,022       $2,211

                                                                   PROSPECTUS 63


COMMODITIES FUND (RYMBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Commodities Fund seeks long-term capital appreciation through an investment in commodity-linked instruments.

PRINCIPAL INVESTMENT STRATEGY

The Commodities Fund seeks 100% (but at all times at least 80%) exposure to the performance of the commodities markets. This is a non-fundamental policy that can be changed by the Commodities Fund upon 60 days' prior notice to shareholders. The Fund will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Commodities Fund is subject to a number of other risks that may affect the value of its shares, including:

COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Funds to decrease.

ENERGY SECTOR CONCENTRATION RISK - The risk that energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


PERFORMANCE

The Commodities Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

64


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Commodities Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES** ..................................................        0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.55%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

**    OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Commodities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

COMMODITIES FUND                                   1 YEAR       3 YEARS
--------------------------------------------------------------------------
H-CLASS                                             $163         $505

                                                                  PROSPECTUS 65

CONSUMER PRODUCTS FUND (RYCAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

66


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

CONSUMER PRODUCTS FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -0.81%

1999        1.54        HIGHEST QUARTER RETURN             15.52%
                        (quarter ended December 31, 1999)
2000      -13.44        LOWEST QUARTER RETURN             -17.40%
                        (quarter ended March 31, 2000)
2001       -2.95

2002       -4.03

2003       21.15

2004       12.67

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS    8/17/1998
------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      12.67%           1.93%        2.74%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   12.64%           1.85%        2.44%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            8.23%           1.60%        2.16%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%        3.29%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 67

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Consumer Products Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.82%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CONSUMER PRODUCTS FUND          1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                    $191         $591        $1,016       $2,200

68


ELECTRONICS FUND (RYSAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that may affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

                                                                   PROSPECTUS 69


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Electronics Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ELECTRONICS FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -4.33%

1999       120.21      HIGHEST QUARTER RETURN              48.34%
                       (quarter ended December 31, 1999)
2000       -18.43      LOWEST QUARTER RETURN              -38.77%
                       (quarter ended September 30, 2002)
2001       -29.65

2002       -49.43

2003        71.68

2004       -21.24

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                      SINCE
                                                                                                    INCEPTION
                                                                     PAST 1 YEAR     PAST 5 YEARS    4/2/1998
-------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -21.24%         -17.06%        1.26%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  -21.24%         -17.11%        1.22%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)          -13.81%         -13.54%        1.07%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%        2.69%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

70

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Electronics Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.83%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ELECTRONICS FUND           1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------
ADVISOR CLASS               $192         $594        $1,022       $2,211

                                                                   PROSPECTUS 71


ENERGY FUND (RYEAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.



PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ENERGY FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 20.80%

1999       18.02       HIGHEST QUARTER RETURN                  16.09%
                       (quarter ended December 31, 2003)
2000       22.14       LOWEST QUARTER RETURN                  -18.61%
                       (quarter ended September 30, 2002)
2001      -13.63

2002      -13.69

2003       23.64

2004       31.83

72


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS    5/5/1998
---------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      31.83%           8.22%        5.82%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   31.81%           8.10%        5.74%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           20.69%           7.05%        5.00%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%        2.77%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Energy Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.82%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY FUND                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $191         $591        $1,016       $2,200

                                                                   PROSPECTUS 73


ENERGY SERVICES FUND (RYVAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

74


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

ENERGY SERVICES FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 18.22%

1999       44.21       HIGHEST QUARTER RETURN               32.23%
                       (quarter ended March 31, 2000)
2000       40.40       LOWEST QUARTER RETURN               -30.92%
                       (quarter ended September 30, 2001)
2001      -32.41

2002      -10.83

2003        8.43

2004       34.01

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                     SINCE
                                                                                                    INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS   4/2/1998
------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      34.01%           4.30%       -1.98%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   34.01%           4.30%       -1.98%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           22.10%           3.70%       -1.67%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%        2.69%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 75


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Energy Services Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.82%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY SERVICES FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                    $191         $591        $1,016       $2,200

76


FINANCIAL SERVICES FUND (RYFAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that may affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

FINANCIAL SERVICES FUND

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.85%


1999       -1.46       HIGHEST QUARTER RETURN               22.48%
                       (quarter ended September 30, 2000)
2000       21.22       LOWEST QUARTER RETURN               -19.68%
                       (quarter ended September 30,2002)
2001      -13.35

2002      -16.05

2003       29.40

2004       16.67

                                                                   PROSPECTUS 77


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                        SINCE
                                                                                                      INCEPTION
                                                                     PAST 1 YEAR      PAST 5 YEARS     4/6/1998
-----------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      16.67%           5.89%          2.36%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   16.40%           5.70%          2.22%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           10.83%           4.96%          1.93%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%          2.67%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Financial Services Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.83%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FINANCIAL SERVICES FUND      1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Advisor Class                 $192         $594        $1,022       $2,211

78


HEALTH CARE FUND (RYHAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that may affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

HEALTH CARE FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 3.21%

1999       -13.56      HIGHEST QUARTER RETURN          16.80%
                       (quarter ended June 30, 2000)
2000        30.27      LOWEST QUARTER RETURN          -15.57%
                       (quarter ended June 30, 2002)
2001       -12.94

2002       -20.46

2003        31.77

2004         5.77

                                                                   PROSPECTUS 79


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                      SINCE
                                                                                                    INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS   5/11/1998
--------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       5.77%           4.69%       3.48%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    5.77%           4.69%       3.48%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            3.75%           4.04%       3.00%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%       2.89%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Health Care Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.84%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HEALTH CARE FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------
ADVISOR CLASS                $193         $598        $1,027       $2,222

80


INTERNET FUND (RYIAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that may affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

INTERNET FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -13.65%

2001       -46.89      HIGHEST QUARTER RETURN              38.93%
                       (quarter ended December 31, 2001)
2002       -43.85      LOWEST QUARTER RETURN              -44.64%
                       (quarter ended September 30, 2001)
2003        63.33

2004        12.33

                                                                   PROSPECTUS 81

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                    SINCE
                                                                                  INCEPTION
                                                                    PAST 1 YEAR    4/6/2000
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    12.33%       -29.80%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                 12.33%       -29.80%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)          8.02%       -21.95%
S&P 500(R) INDEX(3)                                                    10.89%        -2.93%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Internet Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.83%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INTERNET FUND           1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------
ADVISOR CLASS            $192         $594        $1,022       $2,211

82


LEISURE FUND (RYLAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacturers, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that may affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

LEISURE FUND

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -4.28%

1999         8.36      HIGHEST QUARTER RETURN              18.48%
                       (quarter ended June 30, 2003)
2000       -23.02      LOWEST QUARTER RETURN              -36.02%
                       (quarter ended September 30, 2001)
2001       -18.04

2002       -15.46

2003        33.88

2004        22.60

                                                                   PROSPECTUS 83


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                     SINCE
                                                                                                   INCEPTION
                                                                     PAST 1 YEAR    PAST 5 YEARS    6/3/1998
--------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      22.60%          -2.62%       1.11%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   22.60%          -2.62%       1.06%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           14.69%          -2.21%       0.92%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%       3.25%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Leisure Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.82%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LEISURE FUND                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
ADVISOR CLASS                  $191         $591        $1,016       $2,200

84


PRECIOUS METALS FUND (RYMPX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that may affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

                                                                   PROSPECTUS 85


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Precious Metals Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

PRECIOUS METALS FUND

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -8.89%

1995        11.03      HIGHEST QUARTER RETURN            32.31%
                       (quarter ended March 31, 2002)
1996        -3.17      LOWEST QUARTER RETURN            -33.01%
                       (quarter ended December 31, 1997)
1997       -37.92

1998       -14.91

1999        -0.64

2000       -22.15

2001        18.09

2002        47.48

2003        41.62

2004       -14.50

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS(4)
--------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -14.50%          10.42%          -0.76%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  -14.50%          10.36%          -0.80%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -9.43%           9.05%          -0.67%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%          12.07%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) THE FUND COMMENCED OPERATIONS ON 12/01/93. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003.

86


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Precious Metals Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.75%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.72%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PRECIOUS METALS FUND        1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------
ADVISOR CLASS                $181         $559         $963        $2,089

                                                                   PROSPECTUS 87


REAL ESTATE FUND (RYHRX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that may affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.


PERFORMANCE

The Real Estate Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

88


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Real Estate Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.48%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.58%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

REAL ESTATE FUND              1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
H-Class                        $166         $515         $887        $1,932

                                                                   PROSPECTUS 89


RETAILING FUND (RYRAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that may affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RETAILING FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 5.05%

1999        12.76      HIGHEST QUARTER RETURN              20.72%
                       (quarter ended December 31, 2001)
2000       -24.55      LOWEST QUARTER RETURN              -18.49%
                       (quarter ended September 30, 2002)
2001         2.58

2002       -23.79

2003        33.54

2004         8.98

90

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                      SINCE
                                                                                                    INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS   4/21/1998
--------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       8.98%          -3.01%        2.74%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    8.98%          -3.01%        2.68%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            5.84%          -2.53%        2.32%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%        2.61%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Retailing Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.83%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RETAILING FUND               1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
ADVISOR CLASS                 $192         $594        $1,022       $2,211

                                                                   PROSPECTUS 91


TECHNOLOGY FUND (RYTAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that may affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

92


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

TECHNOLOGY FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.90%

1999        80.13      HIGHEST QUARTER RETURN               39.30%
                       (quarter ended December 31, 1999)
2000       -39.06      LOWEST QUARTER RETURN               -36.36%
                       (quarter ended September 30, 2001)
2001       -29.45

2002       -40.30

2003        56.74

2004        -0.36

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                      SINCE
                                                                                                    INCEPTION
                                                                      PAST 1 YEAR    PAST 5 YEARS   4/29/1998
---------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -0.36%         -16.71%        0.23%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   -0.36%         -16.71%        0.23%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -0.24%         -13.27%        0.20%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%        3.06%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 93


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Technology Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.83%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TECHNOLOGY FUND               1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
ADVISOR CLASS                  $192         $594        $1,022       $2,211

94


TELECOMMUNICATIONS FUND (RYMAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that may affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

                                                                   PROSPECTUS 95



PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

TELECOMMUNICATIONS FUND

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.97%

1999        57.93      HIGHEST QUARTER RETURN            35.91%
                       (quarter ended December 31, 2002)
2000       -39.74      LOWEST QUARTER RETURN            -32.94%
                       (quarter ended March 31, 2001)
2001       -46.98

2002       -43.13

2003        31.36

2004        12.74

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                     PAST 1 YEAR    PAST 5 YEARS      4/1/1998
----------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      12.74%         -23.09%        -9.14%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   12.74%         -23.14%        -9.18%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)            8.28%         -17.67%        -7.42%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%         2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

96


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Telecommunications Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.76%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.86%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TELECOMMUNICATIONS FUND       1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
ADVISOR CLASS                  $195         $604        $1,038       $2,245

                                                                   PROSPECTUS 97


TRANSPORTATION FUND (RYPAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that may affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

TRANSPORTATION FUND

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -12.93%

1999       -18.83      HIGHEST QUARTER RETURN              19.53%
                       (quarter ended December 31, 2001)
2000        -1.84      LOWEST QUARTER RETURN              -19.98%
                       (quarter ended September 30, 1999)
2001        -4.23

2002       -13.40

2003        18.49

2004        21.50

98


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                     PAST 1 YEAR      PAST 5 YEARS   6/9/1998
----------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      21.50%           3.23%        -2.91%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   21.50%           3.23%        -2.91%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           13.97%           2.77%        -2.44%
S&P 500(R) INDEX(3)                                                      10.89%          -2.30%         2.74%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Transportation Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.82%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TRANSPORTATION FUND             1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                    $191         $591        $1,016       $2,200

                                                                   PROSPECTUS 99


UTILITIES FUND (RYAUX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that may affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

UTILITIES FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 12.01%

2001       -24.71      HIGHEST QUARTER RETURN              20.24%
                       (quarter ended June 30, 2003)
2002       -32.84      LOWEST QUARTER RETURN              -23.25%
                       (quarter ended September 30, 2002)
2003        24.62

2004        16.03

100


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                                        SINCE
                                                                                      INCEPTION
                                                                      PAST 1 YEAR      4/3/2000
---------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      16.03%          -2.91%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   15.48%          -4.07%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           10.41%          -3.16%
S&P 500(R) INDEX(3)                                                      10.89%          -2.99%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Utilities Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.85%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.83%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

UTILITIES FUND                1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
ADVISOR CLASS                  $192         $594        $1,022       $2,211

                                                                  PROSPECTUS 101


U.S. GOVERNMENT MONEY MARKET FUND (RYDXX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The U.S. Government Money Market Fund (the "Money Market Fund") seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Fund's investment adviser to represent minimal credit risk and be of eligible quality.

PRINCIPAL RISKS

The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the fund is managed to maintain a stable price per share of $1.00, There is no guarantee that the price will be constantly maintained, and it is possible to lose money. The fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.


PERFORMANCE

The bar chart and table show the performance of the Advisor Class Shares of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

U.S. GOVERNMENT MONEY MARKET FUND

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 0.68%

1999       3.73        HIGHEST QUARTER RETURN               1.32%
                       (quarter ended December 31, 2000)
2000       4.92        LOWEST QUARTER RETURN                0.00%
                       (quarter ended September 30, 2003)
2001       2.83

2002       0.38

2003       0.01

2004       0.15

102


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) ADVISOR CLASS SHARES

                                                                       SINCE
                                                                     INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS       4/1/98
-------------------------------------------------------------------------------
RETURN BEFORE TAXES                       0.15%          1.64%         2.85%
90 DAY TREASURY COMPOSITE INDEX(2)        1.30%          2.96%         3.49%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


YIELD

Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the U.S. Government Money Market Fund.

SHAREHOLDER FEES* .................................................        NONE
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...................................................        0.50%
DISTRIBUTION  (12b-1) FEES ........................................        0.25%
OTHER EXPENSES ....................................................        0.63%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................        1.38%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT MONEY MARKET FUND      1 YEAR     3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                           $145       $450      $778      $1,704

                                                                  PROSPECTUS 103

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK
--------------------------------------------------------------------------------

With the exception of the Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                                    BENCHMARK
NOVA FUND                               150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

URSA FUND                               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500(R) INDEX

OTC FUND                                NASDAQ 100 INDEX(R)

ARKTOS FUND                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

MEDIUS FUND                             150% OF THE PERFORMANCE OF THE S&P MIDCAP 400(R) INDEX

MEKROS FUND                             150% OF THE PERFORMANCE OF THE RUSSELL 2000(R) INDEX

U.S. GOVERNMENT BOND FUND               120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

JUNO FUND                               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE LONG TREASURY BOND

LARGE-CAP EUROPE FUND                   125% OF THE PERFORMANCE OF THE DOW JONES STOXX 50 INDEXSM

LARGE-CAP JAPAN FUND                    125% OF THE PERFORMANCE OF THE TOPIX 100 INDEX

LARGE-CAP VALUE FUND                    S&P 500/BARRA VALUE INDEX

LARGE-CAP GROWTH FUND                   S&P 500/BARRA GROWTH INDEX

MID-CAP VALUE FUND                      S&P MIDCAP 400/BARRA VALUE INDEX

MID-CAP GROWTH FUND                     S&P MIDCAP 400/BARRA GROWTH INDEX

INVERSE MID-CAP FUND                    INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P MIDCAP 400(R) INDEX

SMALL-CAP VALUE FUND                    S&P SMALLCAP 600/BARRA VALUE INDEX

SMALL-CAP GROWTH FUND                   S&P SMALLCAP 600/BARRA GROWTH INDEX

INVERSE SMALL-CAP FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 2000(R) INDEX

STRENGTHENING DOLLAR FUND               200% OF THE PERFORMANCE OF THE U.S. DOLLAR INDEX

WEAKENING DOLLAR FUND                   200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE U.S.
                                        DOLLAR INDEX

104


A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").

THE S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 31, 2004, the S&P MidCap 400(R) Index included companies with capitalizations between $272 million and $9 billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 31, 2004, the Russell 2000(R) Index included companies with capitalizations between $16 million and $6.5 billion.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturitY. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

DOW JONES STOXX 50 INDEXSM. The Dow Jones Stoxx 50 IndexSM is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 31, 2004, the Dow Jones Stoxx 50 IndexSM included companies with an average capitalization of $1.4 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 31, 2004, the Topix 100 Index included companies with an average capitalization of $184 million.

S&P 500/BARRA VALUE INDEX. The S&P 500/Barra Value Index measures the performance of the companies included in the S&P 500(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P 500/Barra Value Index included companies with capitalizations between $732 million and $233 billion.

S&P 500/BARRA GROWTH INDEX. The S&P 500/Barra Growth Index measures the performance of the companies included in the S&P 500(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P 500/Barra Growth Index included companies with capitalizations between $566 million and $1.6 billion.

                                                                  PROSPECTUS 105


S&P MIDCAP 400/BARRA VALUE INDEX. The S&P MidCap 400/Barra Value Index measures the performance of the companies included in the S&P MidCap 400(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Value Index included companies with capitalizations between $272 million and $9 billion.

S&P MIDCAP 400/BARRA GROWTH INDEX. The S&P MidCap 400/Barra Growth Index measures the performance of the companies included in the S&P MidCap 400(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Growth Index included companies with capitalizations between $532 million and $9 billion.

S&P SMALLCAP 600/BARRA VALUE INDEX. The S&P SmallCap 600/Barra Value Index measures the performance of the companies included in the S&P SmallCap 600(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Value Index included companies with capitalizations between $44 million and $3 billion.

S&P SMALLCAP 600/BARRA GROWTH INDEX. The S&P SmallCap 600/Barra Growth Index measures the performance of the companies included in the S&P SmallCap 600(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Growth Index included companies with capitalizations between $109 million and $1 billion.

U.S. DOLLAR INDEX. The U.S. Dollar Index (USDX), provides a general indication of the international value of the U.S. Dollar. The USDX does this by averaging the exchange rates between the U.S. Dollar and six major world currencies (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc). The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

106


--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

      It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

      EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

      EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

      Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.
--------------------------------------------------------------------------------

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds - Nova, Medius, Mekros, U.S. Government Bond, Large-Cap Europe, Large-Cap Japan, Strengthening Dollar and Weakening Dollar Funds - are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, Inverse Mid-Cap, Inverse Small-Cap, Juno, and Weakening Dollar Funds the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for

                                                                  PROSPECTUS 107


many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE

As discussed in their respective "Fund Information" sections, the Nova, Ursa, Arktos, and Juno Funds pursue their respective investment objectives INDIRECTLY by investing through what is sometimes referred to as a "master-feeder arrangement." The predecessor Nova Fund contributed all of its assets and liabilities to the Nova Master Fund on July 31, 2001, and the predecessor Ursa, Arktos, and Juno Funds contributed all of their assets and liabilities to the Ursa Master, Arktos Master and Juno Master Funds on April 3, 2000 respectively, for an interest in their respective Master Funds. In addition, each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, E.G., the Ursa Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.

108

EQUITY RISK (ALL FUNDS EXCEPT JUNO, U.S. GOVERNMENT BOND, U.S. GOVERNMENT MONEY MARKET, STRENGTHENING DOLLAR, WEAKENING DOLLAR AND COMMODITIES FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND)
- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Arktos Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

FIXED INCOME RISK (JUNO AND U.S. GOVERNMENT BOND FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as

                                                                  PROSPECTUS 109


Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FOREIGN CURRENCY RISK - (LARGE-CAP EUROPE, LARGE-CAP JAPAN, STRENGTHENING DOLLAR, WEAKENING DOLLAR AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these

110


taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK AND COMMODITIES FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

            FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

            OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

            The risks associated with the Funds' use of futures and options contracts include:

                                                                  PROSPECTUS 111


            o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

            o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

            o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

            o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

            o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


SHORT SALES RISK (URSA, ARKTOS, JUNO, INVERSE MID-CAP INVERSE SMALL-CAP AND WEAKENING DOLLAR FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with

112


investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL AND MEDIUM ISSUER RISK (MEDIUS, MEKROS, MID-CAP VALUE, MID-CAP GROWTH, INVERSE MID-CAP, SMALL-CAP VALUE, SMALL-CAP GROWTH, INVERSE SMALL-CAP AND SECTOR FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

TAX RISK(COMMODITIES FUND) - As noted above, the Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") is not certain. The Fund has not obtained an opinion of counsel, and there are no specific Internal Revenue Service ("Service") rulings or pronouncements concerning the appropriate treatment of the income produced by certain commodity-linked derivative instruments under the regulated investment company qualification provisions of the Code. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to the risk of diminished investment returns. See "Tax Information."

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                  PROSPECTUS 113


INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Advisor Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
--------------------------------------------------------------------------------

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

      The minimum initial investment amount and minimum account balance for Advisor Class and H-Class Shares are:

      o $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)

      o $15,000 for accounts managed by a financial professional

      For new IRA accounts to meet Advisor Class or H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple
IRAs) to open an IRA account with Rydex.

      There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the

114


      authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box(es), only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o     BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

The U.S. Government Bond Fund and the Juno Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government bond market is closed, including Columbus and Veterans' Day.

                                                                  PROSPECTUS 115


--------------------------------------------------------------------------------
CALCULATING NAV

      The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

      Each Fund calculates its NAV by:

      o     Taking the current market value of its total assets

      o     Subtracting any liabilities

      o Dividing that amount by the total number of shares owned by shareholders

      The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Large-Cap Europe and Large-Cap Japan Funds, generally values its investment portfolio based on the market price of the securities as of the time a Fund determines NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds caculate NAV. Because the commodities markets typically close at 3:00 p.m. Eastern Time, before the Commodities Fund determines its NAV, the Commodities Fund may be more likely to rely on fair valuation each day when determining its NAV.

      The Large-Cap Europe and Large-Cap Japan Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

      The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

      The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information about the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.
--------------------------------------------------------------------------------

116


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

----------------------------------------------------------------------------
   METHOD                   FUND                   CUT-OFF

By Mail                     All Funds              Market Close

By Phone                    Benchmark Funds        3:45 PM Eastern Time
                            Sector Funds           3:30 PM Eastern Time
                            Money Market Fund**    1:00 PM Eastern Time

By Internet                 Benchmark Funds        3:50 PM Eastern Time
                            Sector Funds           3:45 PM Eastern Time
                            Money Market Fund**    1:00 PM Eastern Time

By Financial Intermediary   All Funds              Market Close*
----------------------------------------------------------------------------

* EACH INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M. EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M. EASTERN TIME ARE ENTITLED TO THE CURRENT BUSINESS DAY'S DIVIDEND.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
--------------------------------------------------------------------------------

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Your transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

                                                                  PROSPECTUS 117


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES

The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:


--------------------------------------------------------------------------------
BY MAIL

IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.
CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT.

          INITIAL PURCHASE                       SUBSEQUENT PURCHASES
Complete the account application that     Complete the Rydex investment slip
corresponds to the type of account you    included with your quarterly statement
are opening.                              or send written purchase instructions
                                          that include:
o  Make sure to designate which Rydex
   Fund(s) you want to purchase.          o  your name

o  Make sure your investment meets the    o  your shareholder account number
   account minimum.
                                          o  which Rydex Fund(s) you want to
                                             purchase.

                  Make your check payable to RYDEX INVESTMENTS.

      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

    Include the name of the Rydex Fund(s) you want to purchase on your check.

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
        WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND.

        Mail your application                Mail your written purchase
              and check to:                  instructions and check to:

                                MAILING ADDRESS:
                                Rydex Investments
                                Attn: Ops. Dept.
                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850
--------------------------------------------------------------------------------

118


--------------------------------------------------------------------------------
BY WIRE

RYDEX FAX NUMBER:
301.296.5103

RYDEX SHAREHOLDER SERVICES PHONE NUMBER:
800.820.0888
OR
301.296.5406

            INITIAL PURCHASE                     SUBSEQUENT PURCHASES
Obtain an account number by completing     Be sure to designate in your wire
the account application that corresponds   instructions which Rydex Fund(s) you
to the type of account you are opening.    want to purchase.
Then, fax or mail it to Rydex.

o  Make sure to designate which Rydex
   Fund(s) you want to purchase.

o  Make sure your investment meets the
   account minimum.

 To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
                                  PURCHASING:

                                o Account Number

                                  o Fund Name

                                o Amount of Wire

                   o Fed Wire Reference Number (upon request)

   You will receive a confirmation number to verify that your purchase order has been accepted.

   IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR
       PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
--------------------------------------------------------------------------------
                               WIRE INSTRUCTIONS:

                                    U.S. Bank

                                 Cincinnati, OH

                           Routing Number: 0420-00013

                        For Account of: Rydex Investments

                           Account Number: 48038-9030

                                  [Your Name]

                        [Your shareholder account number]

IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT
        WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND.
--------------------------------------------------------------------------------

BY INTERNET (ACH)

   Follow the directions on the Rydex web site - www.rydexinvestments.com
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 119


CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o     if your bank does not honor your check for any reason

o     if the transfer agent does not receive your wire transfer

o     if the transfer agent does not receive your ACH transfer

o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES

The Funds offer you the option to send redemption orders by:

      MAIL            Rydex Investments
                      Attn: Ops. Dept.
                      9601 Blackwell Road, Suite 500
                      Rockville, MD 20850

      FAX             301.296.5103
                      If you send your redemption order by fax, you should call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.

      TELEPHONE       800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o     your name

o     your shareholder account number

o     Fund name(s)

o     dollar amount or number of shares you would like to sell

o     whether you want your sale proceeds sent to you by check, wire or ACH

120


o     signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.


DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.


RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

REDEEMING SHARES BY CHECKWRITING

If you hold shares directly, you may redeem shares from the Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your Money Market Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege,

                                                                  PROSPECTUS 121


but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.


LOW BALANCE ACCOUNTS

The Funds may redeem your shares if the value of your account falls below the required minimum investment amount due to redemption activity. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of H-Class or Advisor Class Shares of any Fund for H-Class or Advisor Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

--------------------------------------------------------------------------------
EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

                     Rydex Investments
                     Attn: Ops. Dept.
        MAIL         9601 Blackwell Road, Suite 500
                     Rockville, MD 20850

        FAX          301.296.5103
                     If you send your exchange request by fax, you should call Rydex shareholder services at 800.820.0888 to verify that your fax was received.

     TELEPHONE       800.820.0888 OR 301.296.5406

     INTERNET Follow the directions on the Rydex web site - www.rydexinvestments.com
--------------------------------------------------------------------------------

122


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o     your name

o     your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of H-Class or Advisor Class Shares of any Fund for H-Class or Advisor Class Shares of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow for unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to

                                                                  PROSPECTUS 123


verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

124


STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o     $15 for wire transfers of redemption proceeds under $5,000

o     $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o     $25 for bounced draft checks or ACH transactions

o     $15 per year for low balance accounts

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements

                                                                  PROSPECTUS 125


of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan with respect to Advisor Class Shares that allows the Funds to pay distribution and services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

H-CLASS SHARES

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to the Distributor and other firms that provide distribution and/ or shareholder services. The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.


OTHER COMPENSATION TO DEALERS

In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of

126


their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market and U.S. Government Bond Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

                                                                  PROSPECTUS 127
TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The

128


Advisor has served as the investment adviser of the Rydex Series Funds since the Trust's inception over 11 years ago. The Advisor also serves as the investment adviser of the Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, and serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2005, based on the average daily net assets for each Fund, as set forth below:

--------------------------------------------------------------------------------
FUND                                                            ADVISORY FEE
NOVA*                                                              0.75%
URSA*                                                              0.90%
OTC                                                                0.75%
ARKTOS*                                                            0.90%
MEDIUS                                                             0.90%
MEKROS                                                             0.90%
U.S. GOVERNMENT BOND                                               0.50%
JUNO*                                                              0.90%
LARGE-CAP EUROPE                                                   0.90%
LARGE-CAP JAPAN                                                    0.90%
LARGE-CAP VALUE                                                    0.75%
LARGE-CAP GROWTH                                                   0.75%
MID-CAP VALUE                                                      0.75%
MID-CAP GROWTH                                                     0.75%
INVERSE MID-CAP                                                    0.90%
SMALL-CAP VALUE                                                    0.75%
SMALL-CAP GROWTH                                                   0.75%
INVERSE SMALL-CAP                                                  0.90%
STRENGTHENING DOLLAR                                               0.90%
WEAKENING DOLLAR                                                   0.90%
SECTOR FUNDS (EXCEPT COMMODITIES
AND PRECIOUS METALS)                                               0.85%
COMMODITIES                                                        0.75%
PRECIOUS METALS                                                    0.75%
U.S. GOVERNMENT MONEY MARKET                                       0.50%

*     THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.
--------------------------------------------------------------------------------

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

                                                                  PROSPECTUS 129


PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed each of the Funds since their respective inception dates.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University. Mr. Flaig has co-managed each of the Funds (except for the Medius, Mekros, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar and Weakening Dollar Funds) since he joined Rydex in 2000. Mr. Flaig has co-managed the Medius, Mekros, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar and Weakening Dollar Funds since their respective inception dates.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered

130


representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their respective inception dates except for the Nova, Ursa, OTC, U.S. Government Bond, Juno, U.S. Government Money Market and Precious Metals Funds, which he has co-managed since he joined Rydex in 1996.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of Advisor Class Shares or H-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose reports, along with the financial statements and related notes, appear in the Trust's 2005 Annual Reports. The 2005 Annual Reports are available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2005 Annual Reports are incorporated by reference in the SAI.


                                                            131 & 132 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                  NET REALIZED    NET INCREASE
                          NET ASSET     NET           AND          (DECREASE)       DISTRIBUTIONS    DISTRIBUTIONS
                            VALUE,  INVESTMENT     UNREALIZED      IN NET ASSET        FROM NET         FROM NET
                          BEGINNING   INCOME     GAINS (LOSSES)  VALUE RESULTING      INVESTMENT        REALIZED
                          OF PERIOD   (LOSS)+    ON SECURITIES   FROM OPERATIONS        INCOME       CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------
NOVA FUND -- ADVISOR CLASS
  MARCH 31, 2005           $23.42      $(.23)       $  1.89           $  1.66           $   --        $     --
  March 31, 2004            15.17       (.05)          8.30              8.25               --              --
  March 31, 2003            25.11       (.03)         (9.91)            (9.94)              --              --
  March 31, 2002            26.52       (.01)         (1.27)            (1.28)           (.13)              --
  March 31, 2001            41.63        .16         (15.27)           (15.11)              --              --
URSA FUND -- ADVISOR CLASS
  MARCH 31, 2005             8.87       (.08)          (.43)             (.51)              --              --
  March 31, 2004            12.70       (.09)         (3.34)            (3.43)              --            (.40)
  March 31, 2003            10.22       (.06)          2.61              2.55             (.07)             --
  March 31, 2002            10.26        .09           (.09)               --             (.04)             --
  March 31, 2001             7.61        .43           2.28              2.71             (.06)             --
OTC FUND -- ADVISOR CLASS
  MARCH 31, 2005             9.46       (.02)           .16               .14               --              --
  March 31, 2004             6.85       (.13)          2.74              2.61               --              --
  March 31, 2003             9.97       (.11)         (3.01)            (3.12)              --              --
  March 31, 2002            11.04       (.16)          (.91)            (1.07)              --              --
  March 31, 2001            32.16       (.35)        (20.60)           (20.95)              --            (.17)
ARKTOS FUND -- ADVISOR CLASS
  MARCH 31, 2005            25.60       (.24)         (1.02)            (1.26)              --              --
  March 31, 2004 *          29.97       (.16)         (4.21)            (4.37)              --              --
MEDIUS FUND -- H-CLASS
  MARCH 31, 2005            28.30       (.06)          3.62              3.56               --              --
  March 31, 2004            16.04       (.14)         12.40             12.26               --              --
  March 31, 2003            26.08       (.07)         (9.86)            (9.93)           (.11)              --
  March 31, 2002 *          25.00       (.03)          1.11              1.08               --              --
INVERSE MID-CAP FUND -- H-CLASS
  MARCH 31, 2005            49.01        .18          (5.18)            (5.00)              --              --
  March 31, 2004 *          50.00       (.05)          (.94)             (.99)              --              --

                                                                                 RATIOS TO
                                                                             AVERAGE NET ASSETS:
                                                                   ---------------------------------------

                                     NET INCREASE   NET ASSET                                      NET                  NET ASSETS,
                                    (DECREASE) IN    VALUE,      TOTAL                          INVESTMENT  PORTFOLIO     END OF
                         TOTAL        NET ASSET      END OF   INVESTMENT   GROSS        NET       INCOME     TURNOVER  PERIOD (000'S
                      DISTRIBUTIONS     VALUE        PERIOD     RETURN    EXPENSES    EXPENSES    (LOSS)      RATE***     OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
NOVA FUND -- ADVISOR CLASS
  MARCH 31, 2005        $    --       $   1.66      $  25.08      7.09%    1.71%++     1.71%++     (0.94)%       388%    $  52,642
  March 31, 2004             --           8.25         23.42     54.42%    1.74%++     1.74%++     (0.24)%       540%       46,405
  March 31, 2003             --          (9.94)        15.17    (39.59)%   1.77%++     1.77%++     (0.17)%       603%       27,130
  March 31, 2002          (.13)          (1.41)        25.11     (4.87)%   1.55%++     1.55%++     (0.02)%       401%       59,375
  March 31, 2001             --         (15.11)        26.52    (36.30)%   1.87%       1.87%        0.45%        117%       38,184
URSA FUND -- ADVISOR CLASS
  MARCH 31, 2005             --           (.51)         8.36     (5.75)%   1.88%++     1.88%++     (0.96)%         --       40,964
  March 31, 2004          (.40)          (3.83)         8.87    (27.19)%   1.87%++     1.87%++     (0.86)%         --       45,073
  March 31, 2003          (.07)           2.48         12.70     24.95%    1.89%++     1.89%++     (0.45)%         --       39,686
  March 31, 2002          (.04)           (.04)        10.22      0.02%    1.85%++     1.85%++      0.87%          --        7,036
  March 31, 2001          (.06)           2.65         10.26     35.70%    1.86%++     1.86%++      4.92%          --        2,860
OTC FUND -- ADVISOR CLASS
  MARCH 31, 2005             --            .14          9.60      1.48%    1.69%       1.69%       (0.25)%       132%       19,887
  March 31, 2004             --           2.61          9.46     38.10%    1.71%       1.71%       (1.47)%       139%       57,535
  March 31, 2003             --          (3.12)         6.85    (31.29)%   1.76%       1.76%       (1.56)%       180%       43,839
  March 31, 2002             --          (1.07)         9.97     (9.69)%   1.60%       1.60%       (1.47)%       109%       20,837
  March 31, 2001          (.17)         (21.12)        11.04    (65.40)%   1.67%       1.66%       (1.50)%       228%       36,836
ARKTOS FUND -- ADVISOR CLASS
  MARCH 31, 2005             --          (1.26)        24.34     (4.92)%   1.88%++     1.88%++     (0.96)%         --       17,059
  March 31, 2004 *           --          (4.37)        25.60    (14.58)%   1.90%**++   1.90%**++   (0.97)%**       --       17,975
MEDIUS FUND -- H-CLASS
  MARCH 31, 2005             --           3.56         31.86     12.58%    1.62%       1.62%       (0.21)%       669%       59,274
  March 31, 2004             --          12.26         28.30     76.43%    1.66%       1.66%       (0.56)%     1,239%       68,193
  March 31, 2003          (.11)         (10.04)        16.04    (38.11)%   1.69%       1.69%       (0.32)%     2,322%       14,634
  March 31, 2002 *           --           1.08         26.08      4.32%    1.71%**     1.71%**     (0.19)%**     893%      116,176
INVERSE MID-CAP FUND -- H-CLASS
  MARCH 31, 2005             --          (5.00)        44.01    (10.20)%   1.60%       1.60%        0.39%          --       30,073
  March 31, 2004 *           --           (.99)        49.01     (1.98)%   1.54%**     1.54%**     (0.74)%**       --        2,678

  * SINCE THE COMMENCEMENT OF OPERATIONS: NOVEMBER 1, 2000 -- MEKROS FUND H-CLASS;AUGUST 16, 2001 -- MEDIUS FUND H-CLASS; FEBRUARY 20, 2004 -- INVERSE MID-CAP FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

  @ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

133 & 134 PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET REALIZED     NET INCREASE
                     NET ASSET          NET            AND           (DECREASE)     DISTRIBUTIONS     DISTRIBUTIONS
                       VALUE,        INVESTMENT     UNREALIZED       IN NET ASSET     FROM NET          FROM NET        TOTAL
                     BEGINNING        INCOME      GAINS (LOSSES)   VALUE RESULTING   INVESTMENT         REALIZED       DISTRI-
                     OF PERIOD        (LOSS)+     ON SECURITIES    FROM OPERATIONS      INCOME        CAPITAL GAINS    BUTIONS
--------------------------------------------------------------------------------------------------------------------------------
MEKROS FUND -- H-CLASS
  MARCH 31, 2005       $26.22         $ (.07)        $   1.52          $    1.45      $     --              (.16)      $  (.16)
  March 31, 2004        12.94           (.14)           13.42              13.28            --                --             --
  March 31, 2003        22.61           (.03)           (9.60)             (9.63)           --              (.04)         (.04)
  March 31, 2002        19.99            .16             2.46               2.62            --                --             --
  March 31, 2001*       25.00            .42            (5.43)             (5.01)           --                --             --
INVERSE SMALL-CAP -- H-CLASS
  MARCH 31, 2005        48.80            .04            (2.75)             (2.71)           --                --             --
  March 31, 2004*       50.00           (.04)           (1.16)             (1.20)           --                --             --
U.S. GOVERNMENT BOND FUND -- ADVISOR CLASS
  MARCH 31, 2005        11.04            .36              .04                .40         (.37)                --          (.37)
  March 31, 2004*       10.00            .23             1.04               1.27         (.23)                --          (.23)
JUNO FUND -- ADVISOR CLASS
  MARCH 31, 2005        19.71           (.17)            (.75)              (.92)           --                --             --
  March 31, 2004 *      22.41           (.13)           (2.57)             (2.70)           --                --             --
LARGE-CAP EUROPE FUND -- H-CLASS
  MARCH 31, 2005        14.98            .05             2.58               2.63         (.47)              (.01)         (.48)
  March 31, 2004         9.88          (1.65)            7.46               5.81            --              (.71)         (.71)
  March 31, 2003        15.30           (.02)           (5.40)             (5.42)           --                --             --
  March 31, 2002        17.72            .19            (2.61)             (2.42)           --                --             --
  March 31, 2001 *      25.00            .83            (8.11)             (7.28)           --                --             --
LARGE-CAP JAPAN FUND -- H-CLASS
  MARCH 31, 2005        34.60           (.05)           (3.84)             (3.89)        (.56)              (.93)        (1.49)
  March 31, 2004        19.05           (.40)           16.19              15.79            --              (.24)         (.24)
  March 31, 2003 +++    27.27           (.03)           (8.19)             (8.22)           --                --             --
  March 31, 2002 +++    39.12            .48           (12.33)            (11.85)           --                --             --
  March 31, 2001 *+++   75.00           2.07           (37.95)            (35.88)           --                --             --

                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                           --------------------------------------------

                    NET INCREASE    NET ASSET                                                     NET                  NET ASSETS,
                    (DECREASE) IN     VALUE,     TOTAL                                         INVESTMENT  PORTFOLIO     END OF
                      NET ASSET      END OF    INVESTMENT   GROSS        NET      OPERATING      INCOME    TURNOVER   PERIOD (000'S
                        VALUE        PERIOD      RETURN    EXPENSES    EXPENSES  EXPENSES.ss     (LOSS)     RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
MEKROS FUND -- H-CLASS
  MARCH 31, 2005       $  1.29       $ 27.51       5.52%     1.62%       1.62%       1.62%       (0.26)%        501%     $  68,084
  March 31, 2004         13.28         26.22     102.63%     1.66%       1.66%       1.66%       (0.62)%        965%       174,320
  March 31, 2003         (9.67)        12.94     (42.63)%    1.69%       1.69%       1.69%       (0.20)%        746%        32,101
  March 31, 2002          2.62         22.61      13.11%     1.61%       1.61%       1.61%        0.74%         714%       120,045
  March 31, 2001*        (5.01)        19.99     (20.04)%    1.74%**     1.73%**     1.73%**      4.24%**        --         36,704
INVERSE SMALL-CAP -- H-CLASS
  MARCH 31, 2005         (2.71)        46.09      (5.55)%    1.63%       1.63%       1.63%        0.09%          --         46,832
  March 31, 2004*        (1.20)        48.80      (2.40)%    1.54%**     1.54%**     1.54%**     (0.72)%**       --          5,054
U.S. GOVERNMENT BOND FUND -- ADVISOR CLASS
  MARCH 31, 2005           .03         11.07       3.75%     1.41%       1.41%       1.41%        3.32%         737%        53,283
  March 31, 2004*         1.04         11.04      12.84%     1.45%**     1.45%**     1.45%**      3.21%**     1,143%        46,690
JUNO FUND -- ADVISOR CLASS
  MARCH 31, 2005          (.92)        18.79      (4.67)%    5.61%++     5.61%++     1.82%++     (0.90)%        101%       232,541
  March 31, 2004 *       (2.70)        19.71     (12.05)%    6.05%**++~  6.05%**++~  1.86%**++   (0.93)%**      187%        52,298
LARGE-CAP EUROPE FUND -- H-CLASS
  MARCH 31, 2005          2.15         17.13      17.49%     1.61%       1.61%       1.61%        0.28%          --         62,957
  March 31, 2004          5.10         14.98      58.72%     1.73%       1.73%       1.73%      (11.25)%         --         35,914
  March 31, 2003         (5.42)         9.88     (35.42)%    1.68%       1.68%       1.68%       (0.13)%         --          4,698
  March 31, 2002         (2.42)        15.30     (13.66)%    1.76%       1.76%       1.76%        1.18%          --          9,697
  March 31, 2001 *       (7.28)        17.72     (29.12)%    2.06%**     2.06%**     2.06%**      4.03%**       350%         9,977
LARGE-CAP JAPAN FUND -- H-CLASS
  MARCH 31, 2005         (5.38)        29.22     (11.25)%    1.63%       1.63%       1.63%       (0.17)%         --         34,972
  March 31, 2004         15.55         34.60      83.07%     1.66%       1.66%       1.66%        1.46%          --        177,760
  March 31, 2003 +++     (8.22)        19.05     (30.14)%    1.69%       1.69%       1.69%       (0.06)%         --          2,683
  March 31, 2002 +++    (11.85)        27.27     (30.29)%    1.84%       1.84%       1.84%        1.44%          --         23,873
  March 31, 2001 *+++   (35.88)        39.12     (47.84)%    1.77%**     1.77%**     1.77%**      4.17%**       699%        14,606

  * SINCE THE COMMENCEMENT OF OPERATIONS: MAY 8, 2000 -- LARGE CAP EUROPE FUND -- H-CLASS AND LARGE CAP JAPAN FUND -- H-CLASS; AUGUST 1, 2003 -- U.S. GOVERNMENT BOND FUND ADVISOR CLASS AND JUNO FUND ADVISOR CLASS; FEBRUARY 20, 2004 -- INVERSE SMALL-CAP FUND H- CLASS; NOVEMBER 1, 2000 -- MEKROS FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

+++ JUNO FUND - PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2002 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE FEBRUARY 10, 2003.

  @ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

  ~ THE JUNO FUND HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT.THIS RESTATEMENT HAD NO EFFECT ON THE JUNO FUND'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS, AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

 s.   UNAUDITED

ss.   OPERATING EXPENSES EXCLUDED INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

135 & 136 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                  NET REALIZED     NET INCREASE
                        NET ASSET       NET           AND           (DECREASE)     DISTRIBUTIONS    DISTRIBUTIONS
                          VALUE,    INVESTMENT     UNREALIZED       IN NET ASSET     FROM NET          FROM NET       TOTAL
                        BEGINNING     INCOME     GAINS (LOSSES)   VALUE RESULTING   INVESTMENT         REALIZED      DISTRI-
                        OF PERIOD     (LOSS)+    ON SECURITIES    FROM OPERATIONS     INCOME        CAPITAL GAINS    BUTIONS
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND -- H-CLASS
  MARCH 31, 2005           $25.62     $   (.01)     $   2.76          $   2.75       $    --          $    (.13)      (.13)
  March 31, 2004*           25.00         (.01)          .63               .62            --                 --         --
MID-CAP VALUE -- H-CLASS
  MARCH 31, 2005            25.13          .21          2.26              2.47           (--)ss.           (.11)      (.11)
  March 31, 2004*           25.00          .01           .12               .13            --                 --         --
LARGE-CAP VALUE FUND -- H-CLASS
  MARCH 31, 2005            24.87          .16          1.58              1.74           (--)ss.           (.05)      (.05)
  March 31, 2004*           25.00          .01          (.14)             (.13)           --                 --         --
SMALL-CAP GROWTH FUND -- H-CLASS
  MARCH 31, 2005            25.34         (.23)         3.11              2.88            --               (.25)      (.25)
  March 31, 2004*           25.00         (.02)          .36               .34            --                 --         --
MID-CAP GROWTH FUND -- H-CLASS
  MARCH 31, 2005            25.17         (.17)         1.87              1.70            --               (.01)      (.01)
  March 31, 2004*           25.00         (.02)          .19               .17            --                 --         --
LARGE-CAP GROWTH FUND -- H-CLASS
  MARCH 31, 2005            24.18          .37          (.06)              .31            --                (--)ss.    (--)ss.
  March 31, 2004*           25.00           --          (.82)             (.82)           --                 --         --
U.S. GOVERNMENT MONEY MARKET FUND -- ADVISOR CLASS
  MARCH 31, 2005             1.00        --ss.            --             --ss.           (--)ss.             --        (--)ss.
  March 31, 2004             1.00     --ss.ss.            --          --ss.ss.           (--)ss.ss.          --        (--)ss.ss.
  March 31, 2003             1.00  --ss.ss.ss.            --       --ss.ss.ss.           (--)ss.ss.ss.       --        (--)ss.ss.ss.
  March 31, 2002             1.00          .02            --              .02           (.02)                --       (.02)
  March 31, 2001             1.00          .05            --              .05           (.05)                --       (.05)


                                                         RATIOS TO AVERAGE NET ASSETS:
                                                    ---------------------------------------

                     NET INCREASE    NET ASSET                                       NET                   NET ASSETS,
                     (DECREASE) IN    VALUE,     TOTAL                           INVESTMENT    PORTFOLIO     END OF
                       NET ASSET      END OF   INVESTMENT   GROSS       NET        INCOME      TURNOVER   PERIOD (000'S
                         VALUE        PERIOD     RETURN    EXPENSES   EXPENSES     (LOSS)       RATE***      OMITTED)
-------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND -- H-CLASS
  MARCH 31, 2005         $ 2.62     $  28.24     10.73%       1.47%      1.47%      (0.04)%         744%    $  75,748
  March 31, 2004*           .62        25.62      2.48%       1.41%      1.41%**    (0.21)%**       177%       19,900
MID-CAP VALUE -- H-CLASS
  MARCH 31, 2005           2.36        27.49      9.83%       1.46%      1.46%       0.77%          731%      115,660
  March 31, 2004*           .13        25.13      0.52%       1.41%      1.41%**     0.19%**        172%       18,064
LARGE-CAP VALUE FUND -- H-CLASS
  MARCH 31, 2005           1.69        26.56      6.99%       1.47%      1.47%       0.63%          747%       24,974
  March 31, 2004*          (.13)       24.87     (0.52)%      1.41%      1.41%**     0.34%**        202%        8,094
SMALL-CAP GROWTH FUND -- H-CLASS
  MARCH 31, 2005           2.63        27.97     11.38%       1.46%      1.46%      (0.84)%         983%       26,145
  March 31, 2004*           .34        25.34      1.36%       1.41%      1.41%**    (0.85)%**       117%        2,544
MID-CAP GROWTH FUND -- H-CLASS
  MARCH 31, 2005           1.69        26.86      6.75%       1.46%      1.46%      (0.66)%       1,211%       23,733
  March 31, 2004*           .17        25.17      0.68%       1.41%      1.41%**    (0.75)%**       356%          625
LARGE-CAP GROWTH FUND -- H-CLASS
  MARCH 31, 2005            .31        24.49      1.30%       1.47%      1.47%       1.52%        2,018%       11,762
  March 31, 2004*          (.82)       24.18     (3.28)%      1.41%**    1.41%**    (0.16)%**       296%          793
U.S. GOVERNMENT MONEY MARKET FUND -- ADVISOR CLASS
  MARCH 31, 2005             --         1.00      0.43%       1.38%      1.25%       0.39%           --       245,890
  March 31, 2004             --         1.00      0.01%       1.38%      1.08%       0.01%           --       249,599
  March 31, 2003             --         1.00      0.27%       1.41%      1.37%       0.32%           --       187,513
  March 31, 2002             --         1.00      1.84%       1.32%      1.32%       1.87%           --       371,356
  March 31, 2001             --         1.00      4.99%       1.34%      1.34%       4.87%           --       451,796


  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004 -- SMALL-CAPVALUE FUND H-CLASS, MID-CAPVALUE FUND H-CLASS, LARGE-CAPVALUE FUND H-CLASS, SMALL-CAP GROWTH FUND H-CLASS, MID-CAP GROWTH FUND H-CLASS AND LARGE CAP GROWTH FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

ss. LESS THAN $.01 PER SHARE: LARGE-CAPVALUE FUND A-CLASS AND C-CLASS ACTUAL AMOUNT = $.0001; MID-CAPVALUE FUND A-CLASS AND C-CLASS ACTUAL AMOUNT=$.0007.

                                                            137 & 138 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                NET REALIZED     NET INCREASE
                      NET ASSET       NET           AND           (DECREASE)     DISTRIBUTIONS    DISTRIBUTIONS
                        VALUE,    INVESTMENT     UNREALIZED       IN NET ASSET     FROM NET          FROM NET       TOTAL
                      BEGINNING     INCOME     GAINS (LOSSES)   VALUE RESULTING   INVESTMENT         REALIZED      DISTRI-
                      OF PERIOD     (LOSS)+    ON SECURITIES    FROM OPERATIONS     INCOME        CAPITAL GAINS    BUTIONS
----------------------------------------------------------------------------------------------------------------------------------
BANKING FUND ADVISOR CLASS
  MARCH 31, 2005       $9.85        $   .06       $    .07          $     .13        $  (.26)        $      --      $ (.26)
  March 31, 2004        7.06            .09           2.78               2.87           (.08)               --        (.08)
  March 31, 2003        8.41            .07          (1.21)             (1.14)          (.21)               --        (.21)
  March 31, 2002        8.13            .08            .49                .57           (.29)               --        (.29)
  March 31, 2001        7.24            .13            .76                .89              --               --          --
BASIC MATERIALS FUND ADVISOR CLASS
  MARCH 31, 2005        24.85           .01           4.92               4.93              --               --          --
  March 31, 2004        16.89           .02           8.07               8.09           (.13)               --        (.13)
  March 31, 2003 ++     23.91          (.06)         (6.93)             (6.99)          (.03)               --        (.03)
  March 31, 2002 ++     20.79           .15           3.24               3.39           (.27)               --        (.27)
  March 31, 2001 ++     23.79           .15          (3.15)             (3.00)             --               --          --
BIOTECHNOLOGY FUND ADVISOR CLASS
  MARCH 31, 2005        19.86          (.32)         (2.63)             (2.95)             --               --          --
  March 31, 2004        13.35          (.32)          6.83               6.51              --               --          --
  March 31, 2003        20.36          (.25)         (6.76)             (7.01)             --               --          --
  March 31, 2002        21.25          (.40)          (.49)              (.89)             --               --          --
  March 31, 2001        28.46          (.49)         (6.72)             (7.21)             --               --          --
CONSUMER PRODUCTS FUND ADVISOR CLASS
  MARCH 31, 2005        27.99           .05           1.63               1.68           (.01)               --        (.01)
  March 31, 2004        20.46          (.04)          7.62               7.58           (.05)               --        (.05)
  March 31, 2003 ++     24.69          (.03)         (4.08)             (4.11)          (.12)               --        (.12)
  March 31, 2002 ++     21.24           .03           3.48               3.51           (.06)               --        (.06)
  March 31, 2001 ++     22.50            --          (1.26)             (1.26)             --               --          --
ELECTRONICS FUND ADVISOR CLASS
  MARCH 31, 2005        13.02          (.14)         (2.93)             (3.07)             --               --          --
  March 31, 2004         7.87          (.21)          5.36               5.15              --               --          --
  March 31, 2003        16.62          (.16)         (8.59)             (8.75)             --               --          --
  March 31, 2002        16.28          (.26)           .60                .34              --               --          --
  March 31, 2001        39.66          (.58)        (22.62)            (23.20)             --             (.18)       (.18)


                                                         RATIOS TO AVERAGE NET ASSETS:
                                                    ---------------------------------------

                      NET INCREASE   NET ASSET                                              NET                   NET ASSETS,
                      (DECREASE) IN   VALUE,       TOTAL                                INVESTMENT   PORTFOLIO     END OF
                        NET ASSET     END OF     INVESTMENT     GROSS         NET         INCOME     TURNOVER   PERIOD (000'S
                          VALUE       PERIOD       RETURN      EXPENSES    EXPENSES       (LOSS)      RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------
BANKING FUND ADVISOR CLASS
  MARCH 31, 2005        $   (.13)    $   9.72        1.17%        1.86%       1.86%         0.60%      1,692%       $  2,955
  March 31, 2004            2.79         9.85       40.67%        1.86%       1.86%         1.04%      1,435%          3,712
  March 31, 2003           (1.35)        7.06      (13.73)%       1.89%       1.89%         0.91%      1,495%            390
  March 31, 2002             .28         8.41        7.44%        1.91%       1.91%         0.95%      1,292%         23,281
  March 31, 2001             .89         8.13       12.29%        1.73%       1.73%         1.68%      1,394%         20,378
BASIC MATERIALS FUND ADVISOR CLASS
  MARCH 31, 2005            4.93        29.78       19.84%        1.82%       1.82%         0.03%        891%         12,987
  March 31, 2004            7.96        24.85       47.99%        1.87%       1.87%         0.09%      1,669%         13,483
  March 31, 2003 ++        (7.02)       16.89      (29.24)%       1.89%       1.89%        (0.23)%     1,943%          2,419
  March 31, 2002 ++         3.12        23.91       16.36%        2.00%       2.00%         0.65%      1,523%         30,839
  March 31, 2001 ++        (3.00)       20.79      (12.61)%       2.08%       2.07%         0.71%      2,600%            238
BIOTECHNOLOGY FUND ADVISOR CLASS
  MARCH 31, 2005           (2.95)       16.91      (14.85)%       1.83%       1.83%        (1.75)%       585%         10,231
  March 31, 2004            6.51        19.86       48.76%        1.84%       1.84%        (1.79)%       548%         12,708
  March 31, 2003           (7.01)       13.35      (34.43)%       1.88%       1.88%        (1.82)%       477%         24,280
  March 31, 2002            (.89)       20.36       (4.19)%       1.72%       1.72%        (1.69)%       390%         20,931
  March 31, 2001           (7.21)       21.25      (25.33)%       1.74%       1.73%        (1.68)%       305%         25,739
CONSUMER PRODUCTS FUND ADVISOR CLASS
  MARCH 31, 2005            1.67        29.66        6.02%        1.82%       1.82%         0.19%        907%         26,851
  March 31, 2004            7.53        27.99       37.10%        1.86%       1.86%        (0.18)%       914%         13,357
  March 31, 2003 ++        (4.23)       20.46      (16.64)%       1.89%       1.89%        (0.09)%     1,205%          3,120
  March 31, 2002 ++         3.45        24.69       16.52%        2.02%       2.02%         0.18%        890%         33,201
  March 31, 2001 ++        (1.26)       21.24       (5.60)%       1.85%       1.84%         0.02%      1,907%         18,104
ELECTRONICS FUND ADVISOR CLASS
  MARCH 31, 2005           (3.07)        9.95      (23.58)%       1.83%       1.83%        (1.32)%     1,106%         12,613
  March 31, 2004            5.15        13.02       65.44%        1.85%       1.85%        (1.70)%     1,359%          3,341
  March 31, 2003           (8.75)        7.87      (52.65)%       1.87%       1.87%        (1.72)%     2,413%          7,389
  March 31, 2002             .34        16.62        2.09%        1.75%       1.75%        (1.50)%     1,279%          9,528
  March 31, 2001          (23.38)       16.28      (58.68)%       1.87%       1.86%        (1.74)%       705%          7,325

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

 +    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

 ~ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2001 ARE CALCULATED FOR ONE DAY AND NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

139 & 140 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                    NET REALIZED     NET INCREASE
                        NET ASSET        NET            AND            (DECREASE)       DISTRIBUTIONS     DISTRIBUTIONS
                          VALUE,     INVESTMENT      UNREALIZED       IN NET ASSET         FROM NET          FROM NET
                        BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING      INVESTMENT         REALIZED
                        OF PERIOD     (LOSS)+       ON SECURITIES    FROM OPERATIONS        INCOME        CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
ENERGY FUND ADVISOR CLASS
   MARCH 31, 2005         $ 11.68     $ (.02)         $   5.00          $   4.98            $(.01)            $   --
   March 31, 2004            8.63       (.03)             3.11              3.08             (.03)                --
   March 31, 2003           11.09         --             (2.45)            (2.45)            (.01)                --
   March 31, 2002           11.33        .05              (.19)             (.14)            (.10)                --
   March 31, 2001           10.84       (.03)              .52               .49               --                 --
ENERGY SERVICES FUND ADVISOR CLASS
   MARCH 31, 2005           21.18       (.33)             8.36              8.03               --                 --
   March 31, 2004           17.01       (.27)             4.44              4.17               --                 --
   March 31, 2003 ++        22.08       (.24)            (4.83)            (5.07)              --                 --
   March 31, 2002 ++        26.97       (.27)            (4.62)            (4.89)              --                 --
   March 31, 2001 ++        27.69       (.33)             (.39)             (.72)              --                 --
FINANCIAL SERVICES FUND ADVISOR CLASS
   MARCH 31, 2005           10.89        .05               .27               .32             (.08)                --
   March 31, 2004            7.57        .04              3.32              3.36             (.04)                --
   March 31, 2003           10.08        .03             (2.52)            (2.49)            (.02)                --
   March 31, 2002            9.89       (.01)              .30               .29             (.10)                --
   March 31, 2001            9.42        .01               .46               .47               --                 --
HEALTH CARE FUND ADVISOR CLASS
   MARCH 31, 2005           12.11       (.10)              .24               .14               --                 --
   March 31, 2004            8.97       (.12)             3.26              3.14               --                 --
   March 31, 2003           11.11       (.06)            (2.08)            (2.14)              --                 --
   March 31, 2002           11.06       (.09)              .14               .05               --                 --
   March 31, 2001           10.12       (.11)             1.05               .94               --                 --
INTERNET FUND ADVISOR CLASS
   MARCH 31, 2005           34.85       (.60)            (2.84)            (3.44)              --                 --
   March 31, 2004           20.05       (.54)            15.34             14.80               --                 --
   March 31, 2003           30.18       (.40)            (9.73)           (10.13)              --                 --
   March 31, 2002           41.60       (.64)           (10.78)           (11.42)              --                 --
   March 31, 2001 *++      200.00      (2.80)          (155.60)          (158.40)              --                 --

                                                                                      RATIOS TO
                                                                                 AVERAGE NET ASSETS:
                                                                           -----------------------------

                                      NET INCREASE   NET ASSET                                     NET                  NET ASSETS,
                                     (DECREASE) IN     VALUE,    TOTAL                         INVESTMENT  PORTFOLIO      END OF
                           TOTAL        NET ASSET      END OF  INVESTMENT   GROSS       NET      INCOME    TURNOVER    PERIOD (000'S
                       DISTRIBUTIONS     VALUE         PERIOD    RETURN    EXPENSES  EXPENSES    (LOSS)      RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND ADVISOR CLASS
   MARCH 31, 2005          $(.01)       $   4.97       $16.65     42.60%     1.82%     1.82%      (0.11)%      546%      $25,000
   March 31, 2004           (.03)           3.05        11.68     35.79%     1.92%     1.92%      (0.25)%      913%        4,895
   March 31, 2003           (.01)          (2.46)        8.63    (22.13)%    1.88%     1.88%      (0.03)%    1,362%        7,039
   March 31, 2002           (.10)           (.24)       11.09     (1.14)%    1.80%     1.80%       0.42%     1,502%        9,621
   March 31, 2001             --             .49        11.33      4.52%     2.11%     2.11%      (0.26)%    1,707%        4,269
ENERGY SERVICES FUND ADVISOR CLASS
   MARCH 31, 2005             --            8.03        29.21     37.91%     1.82%     1.82%      (1.37)%      501%       24,647
   March 31, 2004             --            4.17        21.18     24.51%     1.87%     1.87%      (1.39)%    1,009%       25,302
   March 31, 2003 ++          --           (5.07)       17.01    (22.96)%    1.88%     1.88%      (1.26)%      971%        1,961
   March 31, 2002 ++          --           (4.89)       22.08    (18.13)%    1.97%     1.97%      (1.21)%      949%       22,051
   March 31, 2001 ++          --            (.72)       26.97     (2.60)%    1.74%     1.73%      (1.17)%      944%        2,879
FINANCIAL SERVICES FUND ADVISOR CLASS
   MARCH 31, 2005           (.08)            .24        11.13      2.88%     1.83%     1.83%       0.43%     1,005%       27,181
   March 31, 2004           (.04)           3.32        10.89     44.45%     1.86%     1.86%       0.39%     1,200%       40,885
   March 31, 2003           (.02)          (2.51)        7.57    (24.74)%    1.88%     1.88%       0.35%     2,336%       15,074
   March 31, 2002           (.10)            .19        10.08      3.02%     2.02%     2.02%      (0.08)%    1,110%       40,968
   March 31, 2001             --             .47         9.89      4.99%     1.74%     1.73%       0.05%     1,271%       30,627
HEALTH CARE FUND ADVISOR CLASS
   MARCH 31, 2005             --             .14        12.25      1.16%     1.84%     1.84%      (0.83)%      610%       16,511
   March 31, 2004             --            3.14        12.11     35.01%     1.85%     1.85%      (1.05)%    1,204%       27,102
   March 31, 2003             --           (2.14)        8.97    (19.26)%    1.88%     1.88%      (0.66)%    1,395%       23,127
   March 31, 2002             --             .05        11.11      0.45%     1.85%     1.85%      (0.81)%      936%       29,504
   March 31, 2001             --             .94        11.06      9.29%     2.05%     2.04%      (0.98)%    1,399%       24,444
INTERNET FUND ADVISOR CLASS
   MARCH 31, 2005             --           (3.44)       31.41     (9.87)%    1.83%     1.83%      (1.72)%    1,947%          829
   March 31, 2004             --           14.80        34.85     73.82%     1.86%     1.86%      (1.81)%    1,340%       12,090
   March 31, 2003             --          (10.13)       20.05    (33.57)%    1.82%     1.82%      (1.79)%    2,052%          717
   March 31, 2002             --          (11.42)       30.18    (27.45)%    1.74%     1.74%      (1.68)%    2,186%          396
   March 31, 2001 *++         --         (158.40)       41.60    (79.20)%    2.09%**   2.08%**    (2.00)%**  1,937%          201

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 6, 2000 -- INTERNET FUND ADVISOR CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

  ~ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2001 ARE CALCULATED FOR ONE DAY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                            141 & 142 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                    NET REALIZED     NET INCREASE
                        NET ASSET        NET            AND            (DECREASE)       DISTRIBUTIONS     DISTRIBUTIONS
                          VALUE,     INVESTMENT      UNREALIZED       IN NET ASSET         FROM NET          FROM NET
                        BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING      INVESTMENT         REALIZED
                        OF PERIOD     (LOSS)+       ON SECURITIES    FROM OPERATIONS        INCOME        CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
LEISURE FUND ADVISOR CLASS
   MARCH 31, 2005         $ 26.74     $(.30)          $  2.90           $  2.60              $  --            $  --
   March 31, 2004           17.37      (.23)             9.60              9.37                 --               --
   March 31, 2003 ++        23.34      (.39)            (5.58)            (5.97)                --               --
   March 31, 2002 ++        24.93      (.51)            (1.08)            (1.59)                --               --
   March 31, 2001 ++        32.82      (.51)            (7.38)            (7.89)                --               --
PRECIOUS METALS FUND ADVISOR CLASS
   MARCH 31, 2005           44.17      (.03)            (8.77)            (8.80)                --               --
   March 31,2004 *          31.68      (.18)            12.68             12.50               (.01)              --
REAL ESTATE FUND H-CLASS
   MARCH 31, 2005           26.65       .58               .77              1.35               (.03)            (.12)
   March 31, 2004 *         25.00       .10              1.55              1.65                 --               --
RETAILING FUND ADVISOR CLASS
   MARCH 31, 2005           11.49      (.12)              .62               .50                 --               --
   March 31, 2004            7.85      (.13)             3.77              3.64                 --               --
   March 31, 2003           10.94      (.12)            (2.97)            (3.09)                --               --
   March 31, 2002           10.17      (.15)              .92               .77                 --               --
   March 31, 2001           13.18      (.16)            (2.85)            (3.01)                --               --
TECHNOLOGY FUND ADVISOR CLASS
   MARCH 31, 2005           11.13       .02             (1.09)            (1.07)                --               --
   March 31, 2004            6.97      (.16)             4.32              4.16                 --               --
   March 31, 2003           10.77      (.12)            (3.68)            (3.80)                --               --
   March 31, 2002           12.49      (.20)            (1.52)            (1.72)                --               --
   March 31, 2001           31.20      (.31)           (18.40)           (18.71)                --               --

                                                                                      RATIOS TO
                                                                                 AVERAGE NET ASSETS:
                                                                           -----------------------------

                                      NET INCREASE   NET ASSET                                     NET                  NET ASSETS,
                                     (DECREASE) IN     VALUE,    TOTAL                         INVESTMENT  PORTFOLIO      END OF
                           TOTAL        NET ASSET      END OF  INVESTMENT   GROSS       NET      INCOME    TURNOVER    PERIOD (000'S
                       DISTRIBUTIONS     VALUE         PERIOD    RETURN    EXPENSES  EXPENSES    (LOSS)      RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
LEISURE FUND ADVISOR CLASS
   MARCH 31, 2005          $  --        $  2.60       $ 29.34   $  9.72%    1.82%     1.82%      (1.10)%     1,046%       $27,750
   March 31, 2004             --           9.37         26.74     53.94%    1.86%     1.86%      (1.06)%     1,870%        39,789
   March 31, 2003 ++          --          (5.97)        17.37    (25.58)%   1.90%     1.90%      (1.68)%     3,179%         3,592
   March 31, 2002 ++          --          (1.59)        23.34     (6.38)%   2.26%     2.26%      (2.05)%     2,609%         9,324
   March 31, 2001 ++          --          (7.89)        24.93    (24.04)%   2.08%     2.07%      (1.77)%     2,756%        18,299
PRECIOUS METALS FUND ADVISOR CLASS
   MARCH 31, 2005             --          (8.80)        35.37    (19.92)%   1.72%     1.72%      (0.09)%       358%         8,596
   March 31,2004 *          (.01)         12.49         44.17     39.46%    1.72%**   1.72%**    (0.68)%**     550%         2,112
REAL ESTATE FUND H-CLASS
   MARCH 31, 2005           (.15)          1.20         27.85      5.06%    1.58%     1.58%       2.08%      1,773%         8,186
   March 31, 2004 *           --           1.65         26.65      6.60%    1.61%**   1.61%**     3.83%**      102%        75,916
RETAILING FUND ADVISOR CLASS
   MARCH 31, 2005             --            .50         11.99      4.35%    1.83%     1.83%      (1.09)%     1,505%         6,445
   March 31, 2004             --           3.64         11.49     46.37%    1.85%     1.85%      (1.25)%     1,825%        15,863
   March 31, 2003             --          (3.09)         7.85    (28.24)%   1.88%     1.88%      (1.35)%     3,788%        14,965
   March 31, 2002             --            .77         10.94      7.57%    1.95%     1.95%      (1.40)%     2,030%        37,690
   March 31, 2001             --          (3.01)        10.17    (22.84)%   2.10%     2.09%      (1.49)%     3,062%        11,286
TECHNOLOGY FUND ADVISOR CLASS
   MARCH 31, 2005             --          (1.07)        10.06     (9.61)%   1.83%     1.83%       0.21%      1,304%        10,693
   March 31, 2004             --           4.16         11.13     59.68%    1.86%     1.86%      (1.58)%     1,853%        17,972
   March 31, 2003             --          (3.80)         6.97    (35.28)%   1.88%     1.88%      (1.62)%     1,938%        16,717
   March 31, 2002             --          (1.72)        10.77    (13.77)%   1.93%     1.93%      (1.69)%     1,017%        25,769
   March 31, 2001             --         (18.71)        12.49    (59.97)%   1.81%     1.81%      (1.48)%     2,202%        20,450

* SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004 -- REAL ESTATE FUND H-CLASS.

**    ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

143 & 144 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                NET REALIZED     NET INCREASE
                                    NET ASSET        NET            AND            (DECREASE)       DISTRIBUTIONS     DISTRIBUTIONS
                                      VALUE,     INVESTMENT      UNREALIZED       IN NET ASSET         FROM NET          FROM NET
                                    BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING      INVESTMENT         REALIZED
                                    OF PERIOD     (LOSS)+       ON SECURITIES    FROM OPERATIONS        INCOME        CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND ADVISOR CLASS
  MARCH 31, 2005                      $15.07        $ .03        $  (1.22)         $  (1.19)            $  --            $ --
  March 31, 2004                        9.81         (.08)           5.39              5.31              (.05)             --
  March 31, 2003 ++                    14.76         (.09)          (4.86)            (4.95)               --              --
  March 31, 2002 ++                    23.58         (.06)          (8.67)            (8.73)               --            (.09)
  March 31, 2001 ++                    60.39         (.54)         (36.27)           (36.81)               --              --
TRANSPORTATION FUND ADVISOR CLASS
  MARCH 31, 2005                       18.02         (.21)           3.50              3.29                --              --
  March 31, 2004                       14.40         (.12)           3.74              3.62                --              --
  March 31, 2003 ++                    19.98         (.15)          (5.43)            (5.58)               --              --
  March 31, 2002 ++                    18.57         (.21)           1.62              1.41                --              --
  March 31, 2001 ++                    18.48         (.03)            .12               .09                --              --
UTILITIES FUND ADVISOR CLASS
  MARCH 31, 2005                       20.10          .42            2.74              3.16              (.30)             --
  March 31, 2004                       16.11          .30            4.66              4.96              (.97)             --
  March 31, 2003 ++                    25.23          .33           (8.91)            (8.58)             (.54)             --
  March 31, 2002 ++                    35.43          .36           (9.00)            (8.64)            (1.56)             --
  March 31, 2001 *++                   30.00          .36            5.07              5.43                --              --

                                                                                      RATIOS TO
                                                                                 AVERAGE NET ASSETS:
                                                                           -----------------------------

                                      NET INCREASE   NET ASSET                                     NET                  NET ASSETS,
                                     (DECREASE) IN     VALUE,    TOTAL                         INVESTMENT  PORTFOLIO      END OF
                           TOTAL        NET ASSET      END OF  INVESTMENT   GROSS       NET      INCOME    TURNOVER    PERIOD (000'S
                       DISTRIBUTIONS     VALUE         PERIOD    RETURN    EXPENSES  EXPENSES    (LOSS)      RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND ADVISOR CLASS
  MARCH 31, 2005           $ --          $ (1.19)      $13.88    (7.90)%     1.86%     1.86%      0.19%       1,142%     $1,922
  March 31, 2004           (.05)            5.26        15.07    54.20%      1.87%     1.87%     (0.58)%      1,506%      7,376
  March 31, 2003 ++          --            (4.95)        9.81   (33.54)%     1.86%     1.86%     (0.68)%      2,431%        898
  March 31, 2002 ++        (.09)           (8.82)       14.76   (37.16)%     1.87%     1.87%     (0.29)%      1,192%        931
  March 31, 2001 ++          --           (36.81)       23.58   (60.95)%     1.87%     1.86%     (1.24)%      1,273%     19,154
TRANSPORTATION FUND ADVISOR CLASS
  MARCH 31, 2005             --             3.29        21.31    18.26%      1.82%     1.82%     (1.05)%        929%      5,748
  March 31, 2004             --             3.62        18.02    25.14%      1.83%     1.83%     (0.73)%      1,624%      4,284
  March 31, 2003 ++          --            (5.58)       14.40   (27.93)%     1.92%     1.92%     (0.94)%      2,786%      3,561
  March 31, 2002 ++          --             1.41        19.98     7.59%      2.23%     2.23%     (1.16)%      1,704%     23,807
  March 31, 2001 ++          --              .09        18.57     0.49%      2.08%     2.08%     (0.16)%      1,293%        233
UTILITIES FUND ADVISOR CLASS
  MARCH 31, 2005           (.30)            2.86        22.96    15.78%      1.83%     1.83%      1.95%       1,124%      8,045
  March 31, 2004           (.97)            3.99        20.10    31.39%      1.84%     1.84%      1.91%       1,609%      1,072
  March 31, 2003 ++        (.54)           (9.12)       16.11   (34.07)%     1.89%     1.89%      1.74%       3,158%      2,239
  March 31, 2002 ++       (1.56)          (10.20)       25.23   (24.47)%     1.85%     1.85%      1.15%       2,418%      6,053
  March 31, 2001 *++         --             5.43        35.43    18.10%      2.09%**   2.08%**    1.03%**     1,591%     14,360

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 145


BENCHMARK INFORMATION

STANDARD &POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY, INC., STOXX LIMITED INC., THE TOKYO STOCK EXCHANGE AND THE NEW YORK BOARD OF TRADE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

o     THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

o     THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHERS DO NOT:

o     RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

o HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

o HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400," "S&P MIDCAP 400," "STANDARD&POOR'S SMALLCAP 600," AND "S&P SMALLCAP 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

"NEW YORK BOARD OF TRADE," "NYBOT," "THE U.S. DOLLAR INDEX," AND "USDX," ARE TRADEMARKS OR SERVICE MARKS OF THE BOARD OF TRADE OF THE CITY OF NEW YORK, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE NEW YORK BOARD OF TRADE AND THE NEW YORK BOARD OF TRADE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

132


ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.


YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

[LOGO]RydexInvestments
           Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           www.rydexinvestments.com o 800.820.0888
           RSEIH-1-0805 X0806

                                                                 BENCHMARK FUNDS
                NOVA                                             LARGE-CAP VALUE
                URSA                                            LARGE-CAP GROWTH
                 OTC                                               MID-CAP VALUE
              ARKTOS                                              MID-CAP GROWTH
              MEDIUS                                             INVERSE MID-CAP
              MEKROS                                             SMALL-CAP VALUE
U.S. GOVERNMENT BOND                                            SMALL-CAP GROWTH
                JUNO                                           INVERSE SMALL-CAP
    LARGE-CAP EUROPE                                        STRENGTHENING DOLLAR
     LARGE-CAP JAPAN                                            WEAKENING DOLLAR


                                                              RYDEX SERIES FUNDS
                           INVESTOR AND H-CLASS SHARES PROSPECTUS AUGUST 1, 2005


                                                                    SECTOR FUNDS
             BANKING                                                 HEALTH CARE
     BASIC MATERIALS                                                    INTERNET
       BIOTECHNOLOGY                                                     LEISURE
         COMMODITIES                                             PRECIOUS METALS
   CONSUMER PRODUCTS                                                 REAL ESTATE
         ELECTRONICS                                                   RETAILING
              ENERGY                                                  TECHNOLOGY
     ENERGY SERVICES                                          TELECOMMUNICATIONS
  FINANCIAL SERVICES                                              TRANSPORTATION
                                                                       UTILITIES

                                                               MONEY MARKET FUND
                                                    U.S. GOVERNMENT MONEY MARKET

                                                          [LOGO]RydexInvestments
                                                Essential for modern markets(TM)

THE  SECURITIES  AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR  DISAPPROVED  THE
TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

BENCHMARK FUNDS ...........................................................    2
     Common Risk/Return Information .......................................    2
     Nova Fund ............................................................    4
     Ursa Fund ............................................................    7
     OTC Fund .............................................................   10
     Arktos Fund ..........................................................   13
     Medius Fund ..........................................................   16
     Mekros Fund ..........................................................   19
     U.S. Government Bond Fund ............................................   22
     Juno Fund ............................................................   25
     Large-Cap Europe Fund ................................................   28
     Large-Cap Japan Fund .................................................   31
     Large-Cap Value Fund .................................................   34
     Large-Cap Growth Fund ................................................   36
     Mid-Cap Value Fund ...................................................   38
     Mid-Cap Growth Fund ..................................................   40
     Inverse Mid-Cap Fund .................................................   42
     Small-Cap Value Fund .................................................   44
     Small-Cap Growth Fund ................................................   46
     Inverse Small-Cap Fund ...............................................   48
     Strengthening Dollar Fund ............................................   50
     Weakening Dollar Fund ................................................   52

SECTOR FUNDS ..............................................................   54
     Common Risk/Return Information .......................................   54
     Banking Fund .........................................................   56
     Basic Materials Fund .................................................   58
     Biotechnology Fund ...................................................   60
     Commodities Fund .....................................................   62
     Consumer Products Fund ...............................................   64
     Electronics Fund .....................................................   66
     Energy Fund ..........................................................   69
     Energy Services Fund .................................................   71
     Financial Services Fund ..............................................   74
     Health Care Fund .....................................................   76
     Internet Fund ........................................................   78
     Leisure Fund .........................................................   80
     Precious Metals Fund .................................................   82
     Real Estate Fund .....................................................   85
     Retailing Fund .......................................................   87
     Technology Fund ......................................................   89
     Telecommunications Fund ..............................................   91
     Transportation Fund ..................................................   94
     Utilities Fund .......................................................   96

MONEY MARKET FUND .........................................................   98
     U.S. Government Money Market Fund ....................................   98

INVESTMENTS AND RISKS .....................................................  100
SHAREHOLDER INFORMATION ...................................................  110
TRANSACTION INFORMATION ...................................................  111
BUYING FUND SHARES ........................................................  114
SELLING FUND SHARES .......................................................  116
EXCHANGING FUND SHARES ....................................................  118
RYDEX ACCOUNT POLICIES ....................................................  119
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................  122
DIVIDENDS AND DISTRIBUTIONS ...............................................  122
TAX INFORMATION ...........................................................  123
MANAGEMENT OF THE FUNDS ...................................................  124
FINANCIAL HIGHLIGHTS ......................................................  128
BENCHMARK INFORMATION .....................................................  142

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS

                              INVESTOR CLASS SHARES
                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

--------------------------------------------------------------------------------
BENCHMARK FUNDS
SECTOR FUNDS
MONEY MARKET FUND
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, Medius Fund, Mekros Fund, U.S. Government Bond Fund, Juno Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, Strengthening Dollar Fund and Weakening Dollar Fund.

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Commodities Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund.

MONEY MARKET FUND - U.S. Government Money Market Fund
Investor Class Shares and H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


RYDEX BENCHMARK FUNDS
--------------------------------------------------------------------------------

NOVA FUND                                   LARGE-CAP VALUE FUND
URSA FUND                                   LARGE-CAP GROWTH FUND
OTC FUND                                    MID-CAP VALUE FUND
ARKTOS FUND                                 MID-CAP GROWTH FUND
MEDIUS FUND                                 INVERSE MID-CAP FUND
MEKROS FUND                                 SMALL-CAP VALUE FUND
U.S. GOVERNMENT BOND FUND                   SMALL-CAP GROWTH FUND
JUNO FUND                                   INVERSE SMALL-CAP FUND
LARGE-CAP EUROPE FUND                       STRENGTHENING DOLLAR FUND
LARGE-CAP JAPAN FUND                        WEAKENING DOLLAR FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

TRACKING ERROR RISK - The Funds' investment adviser may not be able to cause a Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, except for the Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may cause a Fund's performance to be less than you expect.

                                                                    PROSPECTUS 3


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

4


NOVA FUND (RYNVX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities and may enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

                                                                    PROSPECTUS 5


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Nova Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

NOVA FUND

1995       50.42

1996       27.29

1997       42.33

1998       35.13

1999       24.00

2000      -19.57

2001      -22.22

2002      -35.09

2003       40.45

2004       15.44


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.26%

HIGHEST QUARTER RETURN
(quarter ended 12/31/1998)      31.69%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -26.38%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004(1))

INVESTOR CLASS SHARES

                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                15.44%       -8.02%          11.64%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)             15.44%       -8.05%          11.20%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                         10.04%       -6.65%          10.12%

S&P 500(R) INDEX(3)                                10.89%       -2.30%          12.07%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Nova Fund.

    SHAREHOLDER FEES* .............................................    NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)+
    MANAGEMENT FEES ...............................................    0.75%
    DISTRIBUTION (12B-1) FEES .....................................    NONE
    OTHER EXPENSES ................................................    0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ..........................    1.21%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE NOVA MASTER FUND

6


EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NOVA FUND                              1 YEAR     3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                           $127       $396        $684     $1,506

                                                                    PROSPECTUS 7


URSA FUND (RYURX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Ursa Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

8


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Ursa Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

URSA FUND

1995       -20.14

1996       -12.17

1997       -20.98

1998       -19.01

1999       -12.40

2000        17.45

2001        16.33

2002        22.23

2003       -23.73

2004        -9.82

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 2.37%

HIGHEST QUARTER RETURN
(quarter ended 9/30/2001)       17.66%
LOWEST QUARTER RETURN
(quarter ended 12/31/1998)     -17.06%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      -9.82%          2.81%        -7.64%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   -9.82%          2.41%        -7.96%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               -6.38%          2.20%        -6.22%

S&P 500(R) INDEX(3)                                      10.89%         -2.30%        12.07%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                    PROSPECTUS 9


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Ursa Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)+
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.38%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE URSA MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Ursa Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

URSA FUND                          1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                      $145         $450         $778        $1,704

10


OTC FUND (RYOCX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

                                                                   PROSPECTUS 11


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the OTC Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

OTC FUND

1995         44.24

1996         43.46

1997         21.85

1998         86.48

1999        100.64

2000        -37.92

2001        -34.65

2002        -38.55

2003         46.24

2004          9.67

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -7.71%

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)           53.00%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)           -36.77%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                              PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
-------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                               9.67%         -16.75%           14.20%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)            9.67%         -16.81%           13.77%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                        6.28%         -13.32%           12.54%

NASDAQ 100 INDEX(R)(3)                           10.43%         -15.25%           14.90%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

12


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the OTC Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.45%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.20%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

OTC FUND                             1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                        $126         $392        $679      $1,495

                                                                   PROSPECTUS 13


ARKTOS FUND (RYAIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Arktos Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Master Fund also may enter into swap agreements.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Arktos Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price

14


between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Arktos Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ARKTOS FUND

1999       -54.31

2000        23.53

2001        15.13

2002        35.46

2003       -36.92

2004       -11.59

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 9.19%

HIGHEST QUARTER RETURN
(QUARTER ENDED 9/30/2001)      51.31%
LOWEST QUARTER RETURN
(quarter ended 12/31/1999)    -35.88%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                     SINCE
                                                                                   INCEPTION
                                                PAST 1 YEAR     PAST 5 YEARS        9/3/1998
----------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                               -11.59%           1.45%            -16.81%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)            -11.59%           1.14%            -17.03%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                         -7.54%           1.09%            -13.05%

NASDAQ 100 INDEX(R)(3)                             10.43%         -15.25%              4.75%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 15


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Arktos Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)+
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.38%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE ARKTOS MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Arktos Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ARKTOS FUND                        1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                      $145         $450         $778       $1,704

16


MEDIUS FUND (RYMDX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index. The investment objective of the Medius Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the S&P MidCap 400(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

                                                                   PROSPECTUS 17


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Medius Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MEDIUS FUND

2002      -27.40

2003       50.89

2004       21.73

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 3.89%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       27.12%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -25.72%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES

                                                                     SINCE
                                                                   INCEPTION
                                                    PAST 1 YEAR    8/16/2001
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                    21.73%        7.95%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                 21.73%        7.87%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                             14.12%        6.79%

S&P MIDCAP 400(R) INDEX(3)                             16.48%        9.78%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3)   THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
      CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

18


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Medius Fund.

    SHAREHOLDER FEES* ...........................................      NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................      0.90%
    DISTRIBUTION (12B-1) FEES ...................................      0.25%
    OTHER EXPENSES ..............................................      0.47%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................      1.62%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Medius Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MEDIUS FUND                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $170          $527         $909       $1,977

                                                                   PROSPECTUS 19


MEKROS FUND (RYMKX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Mekros Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

20


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Mekros Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MEKROS FUND

2001       -7.25

2002      -33.70

2003       68.32

2004       25.10

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.51%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       36.24%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -32.32%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES

                                                                        SINCE
                                                                      INCEPTION
                                                      PAST 1 YEAR     11/1/2000
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      25.10%          4.63%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   24.99%          4.60%
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               16.44%          3.97%
RUSSELL 2000 INDEX(3)                                    18.33%          8.24%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALLER CAPITALIZATION COMPANY'S PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 21


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mekros Fund.

    SHAREHOLDER FEES* ............................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES ..............................................   0.90%
    DISTRIBUTION (12B-1) FEES ....................................   0.25%
    OTHER EXPENSES ...............................................   0.47%
    TOTAL ANNUAL FUND OPERATING EXPENSES .........................   1.62%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mekros Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MEKROS FUND                        1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                             $170         $527         $909        $1,977

22


U.S. GOVERNMENT BOND FUND (RYGBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in U.S. Government securities and in leveraged derivative instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

                                                                   PROSPECTUS 23


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the U.S. Government Bond Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

US GOVERNMENT BOND FUND

1995       36.13

1996       -6.90

1997       16.31

1998       15.89

1999      -18.99

2000       21.26

2001        0.80

2002       19.03

2003       -1.68

2004        9.52

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 13.60%

HIGHEST QUARTER RETURN
(quarter ended 9/30/2002)       17.42%
LOWEST QUARTER RETURN
(quarter ended 3/31/1996)      -10.53%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                  PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   9.52%          9.40%           8.05%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                8.05%          7.71%           6.19%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            6.14%          7.06%           5.80%

LEHMAN LONG TREASURY BOND INDEX(3)                    7.70%         10.07%           9.58%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

24


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the U.S. Government Bond Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.50%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.43%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   0.93%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the U.S. Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT BOND FUND          1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                       $98         $305         $529        $1,174

                                                                   PROSPECTUS 25


JUNO FUND (RYJUX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Juno Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Juno Master Fund's benchmark is to perform exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions and may enter into swap agreements. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes. These interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

26


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Juno Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

JUNO FUND

1996        8.00

1997       -5.56

1998       -4.58

1999       20.36
2000      -13.74

2001        1.42

2002      -16.73

2003       -1.91

2004       -8.71

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -9.70%

HIGHEST QUARTER RETURN
(quarter ended 3/31/1996)        8.77%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -13.08%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                  SINCE
                                                                                INCEPTION
                                                PAST 1 YEAR   PAST 5 YEARS      3/3/1995
-------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                -8.71%         -8.19%         -4.24%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)             -8.71%         -8.22%         -4.32%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                         -5.66%         -6.78%         -3.53%

LEHMAN LONG TREASURY BOND INDEX(3)                  7.70%         10.07%          9.26%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 27


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Juno Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)+
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES
      SHORT INTEREST EXPENSE ....................................   3.79%
      REMAINING OTHER EXPENSES ..................................   0.42%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   5.11%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

+ THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE JUNO MASTER FUND.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION REGARDING STATED EXPENSES -- Short Interest Expense occurs because the Fund short-sells the Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. This expense is offset -- in its entirety or in part -- by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Investment Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio would have equaled 1.32%.
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Juno Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

JUNO FUND                           1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                       $537       $1,604       $2,663       $5,278

28


LARGE-CAP EUROPE FUND (RYEUX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 IndexSM. The investment objective of the Large-Cap Europe Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 IndexSM and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or

                                                                   PROSPECTUS 29


decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. Markets using fair value prices; due to the difference in times between the close of the European markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Large-Cap Europe Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LARGE-CAP EUROPE FUND

2001      -29.67

2002      -28.94

2003       42.77

2004       16.65

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -3.21%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       27.02%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -29.14%


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES

                                                                        SINCE
                                                                      INCEPTION
                                                     PAST 1 YEAR       5/8/2000
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     16.65%          -5.98%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  15.56%          -6.49%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                              10.83%          -5.28%

DOW JONES STOXX 50 INDEXSM (3)                           4.30%         -12.04%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE DOW JONES STOXX 50 INDEXSM IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX. THE DOW JONES STOXX 50 INDEXSM AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY RYDEX SERIES FUNDS.

30


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Europe Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.61%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Europe Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP EUROPE FUND             1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $169         $524         $903        $1,966

                                                                   PROSPECTUS 31


LARGE-CAP JAPAN FUND (RYJPX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective of the Large-Cap Japan Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or

32


wrong. The Fund may be more volatile than a more geographically diversified equity fund.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. markets using fair value prices. Due to the difference in times between the close of the Japanese markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities or their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movements in the U.S. as related to the securities. As a result, the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.


PERFORMANCE

The bar chart and table show the performance of the H-Class Shares of the Large-Cap Japan Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LARGE-CAP JAPAN FUND

2001       -41.52

2002       -16.18

2003        39.38

2004        11.56

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -13.09%

HIGHEST QUARTER RETURN
(quarter ended 9/30/2003)      24.87%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)      -23.96%

                                                                   PROSPECTUS 33


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES

                                                                       SINCE
                                                                     INCEPTION
                                                  PAST 1 YEAR         5/8/2000
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                  11.56%           -15.87%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)               10.17%           -16.15%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            7.90%           -12.86%

TOPIX 100 INDEX(3)                                    6.76%           -12.35%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE TOPIX100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Japan Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.63%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Japan Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP JAPAN FUND              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $171         $531         $914        $1,988

34


LARGE-CAP VALUE FUND  (RYZAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large cap value securities. The Fund's current benchmark is the S&P 500/Barra Value Index (the "underlying index"). The investment objective of the Large-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Large-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 35


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Value Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.47%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.47%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP VALUE FUND              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $154         $479         $827        $1,807

36


LARGE-CAP GROWTH FUND  (RYAWX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Barra Growth Index (the "underlying index"). The investment objective of the Large-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Large-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 37


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Growth Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.47%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.47%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP GROWTH FUND                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                $154       $479         $827      $1,807

38


MID-CAP VALUE FUND  (RYAVX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid cap securities. The Fund's current benchmark is the S&P MidCap 400/ Barra Value Index (the "underlying index"). The investment objective of the Mid-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mid-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Mid-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 39


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Value Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.46%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP VALUE FUND                1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $153          $476         $822        $1,796

40


MID-CAP GROWTH FUND (RYBHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Barra Growth Index (the "underlying index"). The investment objective of the Mid-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Mid-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE

The Mid-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 41


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Growth Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.46%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP GROWTH FUND               1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $153         $476         $825        $1,796

42


INVERSE MID-CAP FUND (RYMHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400(R) Index (the "underlying index"). The investment objective of the Inverse Mid-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization

                                                                   PROSPECTUS 43


companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.


PERFORMANCE

The Inverse Mid-Cap Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Mid-Cap Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.45%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.60%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Mid-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE MID-CAP FUND                1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                               $168        $521       $898        $1,955

44


SMALL-CAP VALUE FUND (RYAZX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small cap value securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Value Index (the "underlying index"). The investment objective of the Small-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

                                                                   PROSPECTUS 45


PERFORMANCE

The Small-Cap Value Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Value Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.47%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.47%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP VALUE FUND              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $154         $479         $827        $1,807

46


SMALL-CAP GROWTH FUND (RYWAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Growth Index (the "underlying index"). The investment objective of the Small-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

                                                                   PROSPECTUS 47



PERFORMANCE

The Small-Cap Growth Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Growth Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.46%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP GROWTH FUND              1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                             $153         $476         $822       $1,796

48


INVERSE SMALL-CAP FUND (RYSHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse Small-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's Current benchmark is the inverse of the performance of the Russell 2000(R) Index (the "underlying index"). The investment objective of the Inverse Small-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the fund meets its objectives, the value of the Fund's shares tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the funds shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Inverse Small-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization

                                                                   PROSPECTUS 49


companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.


PERFORMANCE

The Inverse Small-Cap Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Small-Cap Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.63%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Small-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE SMALL-CAP FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                            $171         $531         $914        $1,988

50


STRENGTHENING DOLLAR FUND  (RYSBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Strengthening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index (the "underlying index"). The investment objective of the Strengthening Dollar Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Strengthening Dollar Fund employs as its investment strategy a program of investing in derivative instruments, such as index swaps, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Strengthening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Strengthening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the U.S. Dollar Index by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Strengthening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index subjects the Fund to the risk that the foreign currencies will appreciate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

                                                                   PROSPECTUS 51


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE

The Strengthening Dollar Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Strengthening Dollar Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES** ............................................   0.55%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.70%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

**    OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Strengthening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

STRENGTHENING DOLLAR FUND                          1 YEAR       3 YEARS
--------------------------------------------------------------------------
H-CLASS                                             $179         $553

52


WEAKENING DOLLAR FUND  (RYWBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Weakening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the U.S. Dollar Index (the "underlying index"). The investment objective of the Weakening Dollar Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Weakening Dollar Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, such as index swaps, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Weakening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Weakening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the U.S. Dollar Index by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Benchmark Fund, the Weakening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index subjects the Fund to the risk that the U.S. Dollar will appreciate in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

                                                                   PROSPECTUS 53


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.


PERFORMANCE

The Weakening Dollar Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Weakening Dollar Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.90%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES** ............................................   0.55%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.70%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

**    OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Weakening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WEAKENING DOLLAR FUND                              1 YEAR       3 YEARS
--------------------------------------------------------------------------
H-CLASS                                             $179         $553

54


RYDEX SECTOR FUNDS
--------------------------------------------------------------------------------

BANKING FUND                                INTERNET FUND
BASIC MATERIALS FUND                        LEISURE FUND
BIOTECHNOLOGY FUND                          PRECIOUS METALS FUND
COMMODITIES FUND                            REAL ESTATE FUND
CONSUMER PRODUCTS FUND                      RETAILING FUND
ELECTRONICS FUND                            TECHNOLOGY FUND
ENERGY FUND                                 TELECOMMUNICATIONS FUND
ENERGY SERVICES FUND                        TRANSPORTATION FUND
FINANCIAL SERVICES FUND                     UTILITIES FUND
HEALTH CARE FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

EQUITY RISK - The equity markets are volatile, and the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

                                                                   PROSPECTUS 55


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

56


BANKING FUND (RYKIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that may affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Banking Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BANKING FUND

1999      -18.86

2000       16.32

2001       -2.02

2002       -1.98

2003       32.31

2004       13.73

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -4.89%

HIGHEST QUARTER RETURN
(quarter ended 9/30/2000)       22.02%
LOWEST QUARTER RETURN
(quarter ended 9/30/1999)      -18.20%

                                                                   PROSPECTUS 57


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                   SINCE
                                                                                 INCEPTION
                                                 PAST 1 YEAR    PAST 5 YEARS      4/1/1998
------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                  13.73%         10.95%          2.93%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)               12.80%         10.16%          2.39%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            8.91%          9.02%          2.16%

S&P 500 INDEX(3)                                     10.89%         -2.30%          2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Banking Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.34%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BANKING FUND                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $141         $437         $756       $1,658

58


BASIC MATERIALS FUND (RYBIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that may affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BASIC MATERIALS FUND

1999       21.90

2000      -20.69

2001       -0.45

2002      -13.58

2003       32.53

2004       20.52

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -7.50%

HIGHEST QUARTER RETURN
(quarter ended 12/31/2000)     24.59%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -23.97%

                                                                   PROSPECTUS 59


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                  SINCE
                                                                                INCEPTION
                                               PAST 1 YEAR     PAST 5 YEARS     4/1/1998
------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                20.52%          1.73%          0.55%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)             20.52%          1.59%          0.44%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                         13.34%          1.38%          0.39%

S&P 500(R) INDEX(3)                                10.89%         -2.30%          2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Basic Materials Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BASIC MATERIALS FUND               1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                      $140         $434         $750       $1,646

60


BIOTECHNOLOGY FUND (RYOIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BIOTECHNOLOGY FUND

1999        96.24

2000        28.63

2001       -16.82

2002       -45.56

2003        46.40

2004         1.87

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.57%

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)      46.37%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)      -33.51%

                                                                   PROSPECTUS 61


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                        SINCE
                                                                                      INCEPTION
                                                     PAST 1 YEAR   PAST 5 YEARS        4/1/1998
------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      1.87%         -2.78%            10.95%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   1.87%         -2.77%            10.94%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               1.22%         -2.34%             9.65%

S&P 500(R) INDEX(3)                                     10.89%         -2.30%             2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Biotechnology Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BIOTECHNOLOGY FUND                1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $140         $434         $750        $1,646

62


COMMODITIES FUND  (RYMBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Commodities Fund seeks long-term capital appreciation through an investment in commodity-linked instruments.

PRINCIPAL INVESTMENT STRATEGY

The Commodities Fund seeks 100% (but at all times at least 80%) exposure to the performance of the commodities markets. This is a non-fundamental policy that can be changed by the Commodities Fund upon 60 days' prior notice to shareholders. The Fund will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Commodities Fund is subject to a number of other risks that may affect the value of its shares, including:

COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Funds to decrease.

ENERGY SECTOR CONCENTRATION RISK - The risk that energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


PERFORMANCE

The Commodities Fund commenced operations on May 25, 2005. Therefore, it does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 63


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Commodities Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES** ............................................   0.55%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.55%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

**    OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Commodities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

COMMODITIES FUND                                   1 YEAR       3 YEARS
------------------------------------------------------------------------
H-CLASS                                             $163         $505

64


CONSUMER PRODUCTS FUND (RYCIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

CONSUMER PRODUCTS FUND

1999        2.32

2000      -12.91

2001       -2.79

2002       -3.58

2003       21.65

2004       13.27

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -0.59%

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)      15.70%
LOWEST QUARTER RETURN
(quarter ended 3/31/2000)      -17.29%

                                                                   PROSPECTUS 65


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                    SINCE
                                                                                  INCEPTION
                                                  PAST 1 YEAR    PAST 5 YEARS      7/6/1998
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                  13.27%          2.38%           1.00%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)               13.25%          2.30%           0.71%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            8.62%          1.98%           0.67%

S&P 500(R) INDEX(3)                                  10.89%         -2.30%           2.22%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Consumer Products Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CONSUMER PRODUCTS FUND            1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $140          $434        $750        $1,646

66


ELECTRONICS FUND (RYSIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that may affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

                                                                   PROSPECTUS 67



PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Electronics Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ELECTRONICS FUND

1999       121.57

2000       -18.00

2001       -29.31

2002       -49.16

2003        72.74

2004       -20.95

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -4.21%

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)      48.46%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -38.62%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                          SINCE
                                                                                        INCEPTION
                                                         PAST 1 YEAR   PAST 5 YEARS     4/1/1998
--------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                        -20.95%        -16.64%          1.75%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                     -20.95%        -16.69%          1.71%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                 -13.62%        -13.23%          1.49%

S&P 500(R) INDEX(3)                                         10.89%         -2.30%          2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

68


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Electronics Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ELECTRONICS FUND                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                      $140         $434         $750       $1,646

                                                                   PROSPECTUS 69


ENERGY FUND (RYEIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ENERGY FUND

1999        18.68

2000        22.81

2001       -13.12

2002       -13.22

2003        23.97

2004        32.49

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 21.06%

HIGHEST QUARTER RETURN
(quarter ended 12/31/2003)      16.17%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -18.42%

70


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                   SINCE
                                                                                 INCEPTION
                                                   PAST 1 YEAR   PAST 5 YEARS    4/21/1998
-------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   32.49%          8.75%         6.32%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                32.47%          8.63%         6.23%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            21.12%          7.52%         5.44%

S&P 500(R) INDEX(3)                                   10.89%         -2.30%         2.61%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Energy Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY FUND                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $140          $434         $750       $1,646

                                                                   PROSPECTUS 71


ENERGY SERVICES FUND (RYVIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

72



PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ENERGY SERVICES FUND

1999       44.83

2000       41.37

2001      -31.79

2002      -10.36

2003        8.69

2004       34.72

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 18.52%

HIGHEST QUARTER RETURN
(quarter ended 3/31/2000)       32.81%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)      -30.87%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                SINCE
                                                                              INCEPTION
                                                 PAST 1 YEAR   PAST 5 YEARS    4/1/1998
----------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                 34.72%          4.83%       -1.76%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)              34.72%          4.83%       -1.76%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                          22.57%          4.16%       -1.48%

S&P 500(R) INDEX(3)                                 10.89%         -2.30%        2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 73


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Energy Services Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.31%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY SERVICES FUND               1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                      $138         $428         $739       $1,623

74


FINANCIAL SERVICES FUND (RYFIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that may affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

FINANCIAL SERVICES FUND

1999        -1.46

2000        21.78

2001       -12.96

2002       -15.94

2003        29.71

2004        17.24

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.62%

HIGHEST QUARTER RETURN
(quarter ended 9/30/2000)       22.80%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -19.61%

                                                                   PROSPECTUS 75


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1) INVESTOR CLASS SHARES

                                                                                      SINCE
                                                                                    INCEPTION
                                                   PAST 1 YEAR    PAST 5 YEARS       4/2/1998
----------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   17.24%          6.26%             3.39%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                16.98%          6.08%             3.25%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            11.20%          5.29%             2.83%

S&P 500 INDEX(3)                                      10.89%         -2.30%             2.69%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Financial Services Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FINANCIAL SERVICES FUND             1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                       $140         $434        $750       $1,646

76


HEALTH CARE FUND (RYHIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that may affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

HEALTH CARE FUND

1999       -13.06

2000        31.07

2001       -12.58

2002       -20.05

2003        32.39

2004         6.26

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 3.49%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2000)       16.88%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)      -15.49%

                                                                   PROSPECTUS 77


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                   SINCE
                                                                                 INCEPTION
                                                  PAST 1 YEAR    PAST 5 YEARS    4/17/1998
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   6.26%          5.20%          3.88%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                6.26%          5.20%          3.87%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            4.07%          4.49%          3.34%

S&P 500(R) INDEX(3)                                  10.89%         -2.30%          2.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Health Care Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.34%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HEALTH CARE FUND                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $141         $437         $756        $1,658

78


INTERNET FUND (RYIIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that may affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INTERNET FUND

2001       -46.13

2002       -43.49

2003        64.02

2004        12.89

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -13.45%


HIGHEST QUARTER RETURN
(quarter ended 12/31/2001)      39.11%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)      -44.57%

                                                                   PROSPECTUS 79


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                       SINCE
                                                                     INCEPTION
                                                  PAST 1 YEAR         4/6/2000
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                  12.89%           -29.40%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)               12.89%           -29.40%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            8.38%           -21.73%

S&P 500(R) INDEX(3)                                   10.89%           -2.93%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Internet Fund.

    SHAREHOLDER FEES* ........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES ..........................................   0.85%
    DISTRIBUTION (12B-1) FEES ................................   NONE
    OTHER EXPENSES ...........................................   0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES .....................   1.34%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INTERNET FUND                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                    $141          $437         $756       $1,658

80


LEISURE FUND (RYLIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacturers, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that may affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LEISURE FUND

1999         9.37

2000       -22.31

2001       -17.54

2002       -15.31

2003        34.35

2004        23.22

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -4.06%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       18.74%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)      -35.92%

                                                                   PROSPECTUS 81


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                   SINCE
                                                                                 INCEPTION
                                                   PAST 1 YEAR   PAST 5 YEARS     4/1/1998
-------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   23.22%         -2.13%        0.64%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                23.22%         -2.13%        0.59%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            15.09%         -1.79%        0.51%

S&P 500(R) INDEX(3)                                   10.89%         -2.30%        2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Leisure Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.31%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LEISURE FUND                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                        $138       $428         $739        $1,623

82


PRECIOUS METALS FUND (RYPMX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that may affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

                                                                   PROSPECTUS 83


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Precious Metals Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

PRECIOUS METALS FUND

1995        11.54

1996        -2.62

1997       -37.62

1998       -14.42

1999         0.00

2000       -21.79

2001        18.66

2002        48.24

2003        42.31

2004       -14.12

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -8.68%

HIGHEST QUARTER RETURN
(quarter ended 3/31/2002)       32.48%
LOWEST QUARTER RETURN
(quarter ended 12/31/1997)     -32.91%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                     -14.12%         10.95%          -0.25%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                  -14.12%         10.89%          -0.29%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                               -9.18%          9.52%          -0.24%

S&P 500(R) INDEX(3)                                      10.89%         -2.30%          12.07%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Precious Metals Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.75%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.23%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

84


EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PRECIOUS METALS FUND              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $129          $402         $695       $1,530

                                                                   PROSPECTUS 85


REAL ESTATE FUND (RYHRX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that may affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

86


PERFORMANCE

The Real Estate Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Real Estate Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   0.25%
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.58%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

REAL ESTATE FUND                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H-CLASS                             166           515         887         1,932

                                                                   PROSPECTUS 87


RETAILING FUND (RYRIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that may affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

RETAILING FUND

1999        12.91

2000       -24.06

2001         3.23

2002       -23.44

2003        33.85

2004         9.33

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 5.17%

HIGHEST QUARTER RETURN
(quarter ended 12/31/2001)      20.89%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -18.46%

88


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                  SINCE
                                                                                INCEPTION
                                                 PAST 1 YEAR   PAST 5 YEARS      4/1/1998
--------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                  9.33%         -2.56%          3.11%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)               9.33%         -2.56%          3.06%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                           6.06%         -2.16%          2.64%

S&P 500(R) INDEX(3)                                 10.89%         -2.30%          2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Retailing Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RETAILING FUND                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $140         $434         $750        $1,646

                                                                   PROSPECTUS 89


TECHNOLOGY FUND (RYTIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that may affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TECHNOLOGY FUND

1999        81.16

2000       -38.75

2001       -29.14

2002       -40.38

2003        57.16

2004         0.18

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.74%

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)      39.65%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)      -36.26%

90

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                       SINCE
                                                                                     INCEPTION
                                                      PAST 1 YEAR   PAST 5 YEARS      4/14/1998
-------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                       0.18%        -16.44%          1.86%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                    0.18%        -16.44%          1.86%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                0.12%        -13.08%          1.60%

S&P 500(R) INDEX(3)                                      10.89%         -2.30%          2.75%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Technology Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.46%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.31%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TECHNOLOGY FUND                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $138         $428         $739        $1,623

                                                                   PROSPECTUS 91


TELECOMMUNICATIONS FUND (RYMIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that may affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

92


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TELECOMMUNICATIONS FUND

1999        58.59

2000       -39.41

2001       -46.82

2002       -43.04

2003        31.78

2004        13.26

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -5.79%

HIGHEST QUARTER RETURN
(quarter ended 12/31/2002)      36.36%
LOWEST QUARTER RETURN
(quarter ended 3/31/2001)      -32.86%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                       SINCE
                                                                                     INCEPTION
                                                      PAST 1 YEAR   PAST 5 YEARS      4/1/1998
-------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                      13.26%        -22.82%         -8.74%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                   13.26%        -22.86%         -8.77%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                                8.62%        -17.49%         -7.11%

S&P 500(R) INDEX(3)                                      10.89%         -2.30%          2.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Telecommunications Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.50%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.35%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

                                                                   PROSPECTUS 93


EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TELECOMMUNICATIONS FUND           1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $142         $441         $761        $1,669

94


TRANSPORTATION FUND (RYPIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that may affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

NOVA FUND

1999       -18.36

2000         0.46

2001        -3.48

2002       -13.01

2003        18.56

2004        21.83

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -11.98%

HIGHEST QUARTER RETURN
(quarter ended 12/31/2001)      19.70%
LOWEST QUARTER RETURN
(quarter ended 9/30/1999)      -19.91%

                                                                   PROSPECTUS 95


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                                    SINCE
                                                                                  INCEPTION
                                                    PAST 1 YEAR   PAST 5 YEARS     4/2/1998
--------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                    21.83%          4.03%        -3.22%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                 21.83%          4.03%        -3.22%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                             14.19%          3.46%        -2.70%

S&P 500(R) INDEX(3)                                    10.89%         -2.30%         2.69%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Transportation Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.47%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.32%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TRANSPORTATION FUND               1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $139         $431         $745        $1,635

96


UTILITIES FUND (RYUIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that may affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

UTILITIES FUND

2001       -24.33

2002       -32.37

2003        25.41

2004        16.64

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 12.25%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       20.39%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -23.13%

                                                                   PROSPECTUS 97


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                                                        SINCE
                                                                      INCEPTION
                                                   PAST 1 YEAR         4/3/2000
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   16.64%            -2.39%

RETURN AFTER TAXES ON DISTRIBUTIONS(2)                16.10%            -3.55%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(2)                            10.81%            -2.73%

S&P 500(R) INDEX(3)                                   10.89%            -2.99%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Utilities Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.85%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   1.33%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

UTILITIES FUND                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $140          $434        $750        $1,646

98


U.S. GOVERNMENT MONEY MARKET FUND (RYMXX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The U.S. Government Money Market Fund (the "Money Market Fund") seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Fund's investment adviser to represent minimal credit risk and be of eligible quality. PRINCIPAL RISKS The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.


PERFORMANCE

The bar chart and table show the performance of the Investor Class Shares of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MONEY MARKET FUND

1995        4.93

1996        4.49

1997        4.59

1998        4.72

1999        4.25

2000        5.42

2001        3.33

2002        0.86

2003        0.24

2004        0.44

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 0.93%

HIGHEST QUARTER RETURN
(quarter ended 9/30/1995)         1.51%
LOWEST QUARTER RETURN
(quarter ended 3/31/2004)         0.03%

                                                                   PROSPECTUS 99


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

INVESTOR CLASS SHARES

                                           PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND              0.44%            2.04%           3.28%
90 DAY TREASURY COMPOSITE INDEX(2)             1.30%            2.96%           4.19%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

YIELD

Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the U.S. Government Money Market Fund.

    SHAREHOLDER FEES* ...........................................   NONE
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    MANAGEMENT FEES .............................................   0.50%
    DISTRIBUTION (12B-1) FEES ...................................   NONE
    OTHER EXPENSES ..............................................   0.37%
    TOTAL ANNUAL FUND OPERATING EXPENSES ........................   0.87%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT
MONEY MARKET FUND                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                     $91          $285         $496        $1,101

100


MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK
--------------------------------------------------------------------------------

With the exception of the Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                           BENCHMARK

NOVA FUND                      150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

URSA FUND                      INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                               500(R) INDEX

OTC FUND                       NASDAQ 100 INDEX(R)

ARKTOS FUND                    INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                               NASDAQ 100 INDEX(R)

MEDIUS FUND                    150% OF THE PERFORMANCE OF THE S&P MIDCAP 400(R)
                               INDEX

MEKROS FUND                    150% OF THE PERFORMANCE OF THE RUSSELL 2000(R)
                               INDEX

U.S. GOVERNMENT BOND FUND      120% OF THE PRICE MOVEMENT OF THE LONG TREASURY
                               BOND

JUNO FUND                      INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE LONG
                               TREASURY BOND

LARGE-CAP EUROPE FUND          125% OF THE PERFORMANCE OF THE DOW JONES STOXX 50
                               INDEX(SM)

LARGE-CAP JAPAN FUND           125% OF THE PERFORMANCE OF THE TOPIX 100 INDEX

LARGE-CAP VALUE FUND           S&P 500/BARRA VALUE INDEX

LARGE-CAP GROWTH FUND          S&P 500/BARRA GROWTH INDEX

MID-CAP VALUE FUND             S&P MIDCAP 400/BARRA VALUE INDEX

MID-CAP GROWTH FUND            S&P MIDCAP 400/BARRA GROWTH INDEX

INVERSE MID-CAP FUND           INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                               MIDCAP 400(R) INDEX

SMALL-CAP VALUE FUND           S&P SMALLCAP 600/BARRA VALUE INDEX

SMALL-CAP GROWTH FUND          S&P SMALLCAP 600/BARRA GROWTH INDEX

INVERSE SMALL-CAP FUND         INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                               RUSSELL 2000(R) INDEX

STRENGTHENING DOLLAR FUND      200% OF THE PERFORMANCE OF THE U.S. DOLLAR INDEX

WEAKENING DOLLAR FUND          200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE
                               OF THE U.S. DOLLAR INDEX

                                                                  PROSPECTUS 101


A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").

THE S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 31, 2004, the S&P MidCap 400(R) Index included companies with capitalizations between $272 million and $9 billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 31, 2004, the Russell 2000 Index(R) included companies with capitalizations between $16 million and $6.5 billion.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

DOW JONES STOXX 50 INDEXSM. The Dow Jones Stoxx 50 IndexSM is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 31, 2004, the Dow Jones Stoxx 50 IndexSM included companies with an average capitalization of $1.4 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 31, 2004, the Topix 100 Index included companies with an average capitalization of $184 million.

S&P 500/BARRA VALUE INDEX. The S&P 500/Barra Value Index measures the performance of the companies included in the S&P 500(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P 500/Barra Value Index included companies with capitalizations between $732 million and $233 billion.

S&P 500/BARRA GROWTH INDEX. The S&P 500/Barra Growth Index measures the performance of the companies included in the S&P 500(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P 500/Barra Growth Index included companies with capitalizations between $566 million and $1.6 billion.

S&P MIDCAP 400/BARRA VALUE INDEX. The S&P MidCap 400/Barra Value Index measures the performance of the companies included in the S&P MidCap 400(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Value Index included companies with capitalizations between $272 million and $9 billion.

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102


S&P MIDCAP 400/BARRA GROWTH INDEX. The S&P MidCap 400/Barra Growth Index measures the performance of the companies included in the S&P MidCap 400(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Growth Index included companies with capitalizations between $532 million and $9 billion.

S&P SMALLCAP 600/BARRA VALUE INDEX.The S&P SmallCap 600/Barra Value Index measures the performance of the companies included in the S&P SmallCap 600(R) Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Value Index included companies with capitalizations between $44 million and $3 billion.

S&P SMALLCAP 600/BARRA GROWTH INDEX. The S&P SmallCap 600/Barra Growth Index measures the performance of the companies included in the S&P SmallCap 600(R) Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Growth Index included companies with capitalizations between $109 million and $1 billion.

U.S. DOLLAR INDEX. The U.S. Dollar Index (USDX), provides a general indication of the international value of the U.S. Dollar. The USDX does this by averaging the exchange rates between the U.S. Dollar and six major world currencies (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc). The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

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UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.
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
                                                                  PROSPECTUS 103


ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds - Nova, Medius, Mekros, U.S. Government Bond, Large-Cap Europe, Large-Cap Japan, Strengthening Dollar, and Weakening Dollar Funds - are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, Inverse Mid-Cap, Inverse Small-Cap, Juno, and Weakening Dollar Funds the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE

As discussed in their respective "Fund Information" sections, the Nova, Ursa, Arktos, and Juno Funds pursue their respective investment objectives INDIRECTLY by investing through what is sometimes referred to as a "master-feeder arrangement." The predecessor Nova Fund contributed all of its assets and liabilities to the Nova Master Fund on July 31, 2001, and the predecessor Ursa, Arktos, and Juno Funds contributed all of their assets and liabilities to the Ursa Master, Arktos Master and Juno Master Funds on April 3, 2000 respectively, for an interest in their respective Master Funds. In addition, each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, E.G., the Ursa Fund would act as a "feeder fund,"

104


holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO, U.S. GOVERNMENT BOND, U.S. GOVERNMENT MONEY MARKET, STRENGTHENING DOLLAR, WEAKENING DOLLAR AND COMMODITIES FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND)
- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's

                                                                  PROSPECTUS 105


total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Arktos Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

FIXED INCOME RISK (JUNO AND U.S. GOVERNMENT BOND FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FOREIGN CURRENCY RISK - (LARGE-CAP EUROPE, LARGE-CAP JAPAN, STRENGTHENING DOLLAR, WEAKENING DOLLAR AND SECTOR FUNDS) - The Funds' investments

106


in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK AND COMMODITIES FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts

                                                                  PROSPECTUS 107


traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


SHORT SALES RISK (URSA, ARKTOS, JUNO, INVERSE MID-CAP, INVERSE SMALL-CAP AND WEAKENING DOLLAR FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated

108


to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL AND MEDIUM ISSUER RISK (MEDIUS, MEKROS, MID-CAP VALUE, MID-CAP GROWTH, INVERSE MID-CAP, SMALL-CAP VALUE, SMALL-CAP GROWTH, INVERSE SMALL-CAP AND SECTOR FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

TAX RISK (COMMODITIES FUND) - As noted above, the Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") is not certain. The Fund has not obtained an opinion of counsel,

                                                                  PROSPECTUS 109


and there are no specific Internal Revenue Service ("Service") rulings or pronouncements concerning the appropriate treatment of the income produced by certain commodity-linked derivative instruments under the regulated investment company qualification provisions of the Code. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to the risk of diminished investment returns. See "Tax Information."

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

110


INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Investor Class and H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial professionals.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for Investor Class and H-Class Shares are:

o     $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)

o     $15,000 for accounts managed by a financial professional

For new IRA accounts to meet Investor Class or H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple
IRAs) to open an IRA account with Rydex.

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the

                                                                  PROSPECTUS 111


authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box(es), only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

The U.S. Government Bond Fund and the Juno Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government bond market is closed, including Columbus and Veterans' Day.

112


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CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Large-Cap Europe and Large-Cap Japan Funds, generally values its investment portfolio based on the market price of the securities as of the time a Fund determines NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV. Because the commodities markets typically close at 3:00 p.m. Eastern Time, before the Commodities Fund determines its NAV, the Commodities Fund may be more likely to rely on fair valuation each day when determining its NAV.

The Large-Cap Europe and Large-Cap Japan Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information about the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 113


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
METHOD                        FUND                      CUT-OFF
--------------------------------------------------------------------------------

By Mail                       All Funds                 Market Close

By Phone                      Benchmark Funds           3:45 PM Eastern Time
                              Sector Funds              3:30 PM Eastern Time
                              Money Market Fund**       1:00 PM Eastern Time

By Internet                   Benchmark Funds           3:50 PM Eastern Time
                              Sector Funds              3:45 PM Eastern Time
                              Money Market Fund**       1:00 PM Eastern Time

By Financial Intermediary     All Funds                 Market Close*
--------------------------------------------------------------------------------

* EACH INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M. EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M. EASTERN TIME ARE ENTITLED TO THE CURRENT BUSINESS DAY'S DIVIDEND.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Your transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

114


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES

The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

------------------------------------------------------------------------------------------
                       INITIAL PURCHASE                    SUBSEQUENT PURCHASES
               ---------------------------------------------------------------------------
                Complete the account application  Complete the Rydex investment slip
                that corresponds to the type of   included with your quarterly statement
                account you are opening.          or send written purchase instructions
                                                  that include:
BY MAIL         o MAKE SURE TO DESIGNATE WHICH
                RYDEX FUND(S) YOU WANT TO         o YOUR NAME
IRA AND OTHER   PURCHASE.                         o YOUR SHAREHOLDER ACCOUNT NUMBER
RETIREMENT      o MAKE SURE YOUR INVESTMENT       o WHICH RYDEX FUND(S) YOU WANT TO
ACCOUNTS        MEETS THE ACCOUNT MINIMUM.        PURCHASE.
REQUIRE        ---------------------------------------------------------------------------
ADDITIONAL                    Make your check payable to RYDEX INVESTMENTS
PAPERWORK.     ---------------------------------------------------------------------------
                          Your check must be drawn on a U.S. bank and payable in
CALL RYDEX                                   U.S. Dollars.
SHAREHOLDER    ---------------------------------------------------------------------------
SERVICES TO        Include the name of the Rydex Fund(s) you want to purchase on your
REQUEST A                                       check.
RETIREMENT
ACCOUNT           IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
INVESTOR         INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
APPLICATION                                      FUND.
KIT.           ---------------------------------------------------------------------------
                Mail your application and                Mail your written purchase
                    check to:                            instructions and check to:
               ---------------------------------------------------------------------------
               MAILING ADDRESS:

               Rydex Investments
               Attn: Ops. Dept.
               9601 Blackwell Road, Suite 500
               Rockville, MD 20850
------------------------------------------------------------------------------------------

                                                                  PROSPECTUS 115


------------------------------------------------------------------------------------------
                           INITIAL PURCHASE                  SUBSEQUENT PURCHASES
                  ------------------------------------------------------------------------
                  Obtain an account number by        Be sure to designate in your wire
                  completing the account             instructions which Rydex Fund(s)
                  application that corresponds to    you want to purchase.
                  the type of account you are
                  opening. Then, fax or mail it to
                  Rydex.

                  o MAKE SURE TO DESIGNATE WHICH
BY WIRE           RYDEX FUND(S) YOU WANT TO
                  PURCHASE.
RYDEX FAX         o MAKE SURE YOUR INVESTMENT MEETS
NUMBER:           THE ACCOUNT MINIMUM.
301.296.5103      ------------------------------------------------------------------------
                  To obtain "same-day credit" (to get that Business Day's NAV) for your
RYDEX             purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE
SHAREHOLDER       THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR
SERVICES          THE RYDEX FUND(S) YOU ARE PURCHASING:
PHONE
NUMBER:           o Account Number
800.820.0888      o Fund Name
OR                o Amount of Wire
301.296.5406      o Fed Wire Reference Number (upon request)

                  You will receive a confirmation number to verify that your purchase order has been accepted.

                          IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE
                              INCOMING WIRE, YOUR PURCHASE ORDER WILL NOT BE
                                  PROCESSED UNTIL THE NEXT BUSINESS DAY.
                  ------------------------------------------------------------------------
                  WIRE INSTRUCTIONS:

                  U.S. Bank
                  Cincinnati, OH
                  Routing Number: 0420-00013
                  For Account of: Rydex Investments
                  Account Number: 48038-9030
                  [Your Name]
                  [Your shareholder account number]

                           IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                         PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                    U.S. GOVERNMENT MONEY MARKET FUND.
------------------------------------------------------------------------------------------
BY                              Follow the directions on the Rydex web site -
INTERNET                                  www.rydexinvestments.com
(ACH)
------------------------------------------------------------------------------------------

116


CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent does not receive your wire transfer

o if the transfer agent does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

The Funds offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
              Rydex Investments
              Attn: Ops. Dept.
   MAIL       9601 Blackwell Road, Suite 500
              Rockville, MD 20850
--------------------------------------------------------------------------------
              301.296.5103
              If you send your redemption order by fax, you should call Rydex
    FAX       shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
 TELEPHONE    800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

                                                                  PROSPECTUS 117


o whether you want your sale proceeds sent to you by check, wire or ACH

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.


DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualifed plan or individual retirement account (IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualifed plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from yoru tax-qualified plan or IRA.


RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

REDEEMING SHARES BY CHECKWRITING

If you hold shares directly, you may redeem shares from the Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your Money Market Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be

118


honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

LOW BALANCE ACCOUNTS

The Funds may redeem your shares if the value of your account falls below the required minimum investment amount due to redemption activity. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of Investor Class Shares or H-Class Shares of any Fund for Investor Class Shares or H-Class shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
                Rydex Investments
   MAIL         Attn: Ops. Dept.
                9601 Blackwell Road, Suite 500
                Rockville, MD 20850
--------------------------------------------------------------------------------
                301.296.5103
                If you send your exchange request by fax, you should call Rydex
   FAX          shareholder services at 800.820.0888 to verify that your fax was received.
--------------------------------------------------------------------------------
TELEPHONE       800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
 INTERNET       Follow the directions on the Rydex web site -
                www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

                                                                  PROSPECTUS 119


You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of Investor Class Shares or H-Class Shares of any Fund for Investor Class Shares or H-Class Shares of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow for unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they

120


are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve

                                                                  PROSPECTUS 121


the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

o $15 per year for low balance accounts

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

122


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

OTHER COMPENSATION TO DEALERS

In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market and U.S. Government Bond Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

                                                                  PROSPECTUS 123


DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

124


o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirment account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Series Funds since the Trust's inception over 11 years ago. The Advisor also serves as the investment adviser of the Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, and serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2005, based on the average daily net assets for each Fund, as set forth below:

                                                                  PROSPECTUS 125


FUND                                                           ADVISORY FEE
--------------------------------------------------------------------------------
NOVA* ......................................................       0.75%
URSA* ......................................................       0.90%
OTC ........................................................       0.75%
ARKTOS* ....................................................       0.90%
MEDIUS .....................................................       0.90%
MEKROS .....................................................       0.90%
U.S. GOVERNMENT BOND .......................................       0.50%
JUNO* ......................................................       0.90%
LARGE-CAP EUROPE ...........................................       0.90%
LARGE-CAP JAPAN ............................................       0.90%
LARGE-CAP VALUE ............................................       0.75%
LARGE-CAP GROWTH ...........................................       0.75%
MID-CAP VALUE ..............................................       0.75%
MID-CAP GROWTH .............................................       0.75%
INVERSE MID-CAP ............................................       0.90%
SMALL-CAP VALUE ............................................       0.75%
SMALL-CAP GROWTH ...........................................       0.75%
INVERSE SMALL-CAP ..........................................       0.90%
STRENGTHENING DOLLAR .......................................       0.90%
WEAKENING DOLLAR ...........................................       0.90%
SECTOR FUNDS (EXCEPT COMMODITIES
AND PRECIOUS METALS) .......................................       0.85%
COMMODITIES ................................................       0.75%
PRECIOUS METALS ............................................       0.75%
U.S. GOVERNMENT MONEY MARKET ...............................       0.50%

*THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

126


PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed each of the Funds since their respective inception dates.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University. Mr. Flaig has co-managed each of the Funds (except for the Medius, Mekros, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar and Weakening Dollar Funds) since he joined Rydex in 2000. Mr. Flaig has co-managed the Medius, Mekros, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar and Weakening Dollar Funds since their respective inception dates.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment

                                                                  PROSPECTUS 127


policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their respective inception date except for the Nova, Ursa, OTC, U.S. Government Bond, Juno, U.S. Government Money Market and Precious Metals Funds, which he has co-managed since he joined Rydex in 1996.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' Investor Class Shares or H-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose reports, along with the financial statements and related notes, appear in the Trust's 2005 Annual Reports. The 2005 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2005 Annual Reports are incorporated by reference in the SAI.

128 & 129 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.




                                                    NET REALIZED     NET INCREASE
                        NET ASSET        NET            AND            (DECREASE)       DISTRIBUTIONS     DISTRIBUTIONS
                          VALUE,     INVESTMENT      UNREALIZED       IN NET ASSET         FROM NET          FROM NET
                        BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING      INVESTMENT         REALIZED
                        OF PERIOD     (LOSS)+       ON SECURITIES    FROM OPERATIONS        INCOME        CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
NOVA FUND -- INVESTOR CLASS
  MARCH 31, 2005          $24.12      $ (.11)           $ 1.95            $ 1.84            $   --            $   --
  March 31, 2004           15.54         .07              8.51              8.58                --                --
  March 31, 2003           25.56         .08            (10.10)           (10.02)               --                --
  March 31, 2002           26.85         .12             (1.28)            (1.16)             (.13)               --
  March 31, 2001           41.93         .33            (15.41)           (15.08)               --                --
URSA FUND -- INVESTOR CLASS
  MARCH 31, 2005            9.17        (.04)             (.44)             (.48)               --                --
  March 31, 2004           13.06        (.04)            (3.45)            (3.49)               --              (.40)
  March 31, 2003           10.45         .01              2.67              2.68              (.07)               --
  March 31, 2002           10.43         .16              (.10)              .06              (.04)               --
  March 31, 2001            7.68         .40              2.41              2.81              (.06)               --
OTC FUND -- INVESTOR CLASS
  MARCH 31, 2005            9.73         .04               .17               .21                --                --
  March 31, 2004            7.02        (.09)             2.80              2.71                --                --
  March 31, 2003           10.16        (.08)            (3.06)            (3.14)               --                --
  March 31, 2002           11.19        (.11)             (.92)            (1.03)               --                --
  March 31, 2001           32.40        (.24)           (20.80)           (21.04)               --              (.17)
ARKTOS FUND -- INVESTOR CLASS
  MARCH 31, 2005           25.69        (.11)            (1.03)            (1.14)               --                --
  March 31, 2004           37.79        (.13)           (11.97)           (12.10)               --                --
  March 31, 2003           32.29        7.34              (.70)             6.64             (1.14)               --
  March 31, 2002           35.76        1.01             (4.19)            (3.18)             (.29)               --
  March 31, 2001           17.45        1.08             17.23             18.31                --                --
MEDIUS FUND -- H-CLASS
  MARCH 31, 2005           28.30        (.06)             3.62              3.56                --                --
  March 31, 2004           16.04        (.14)            12.40             12.26                --                --
  March 31, 2003           26.08        (.07)            (9.86)            (9.93)             (.11)               --
  March 31, 2002 *         25.00        (.03)             1.11              1.08                --                --
INVERSE MID-CAP FUND -- H-CLASS
  MARCH 31, 2005           49.01         .18             (5.18)            (5.00)               --                --
  March 31, 2004 *         50.00        (.05)             (.94)             (.99)               --                --

                                                                                      RATIOS TO
                                                                                 AVERAGE NET ASSETS:
                                                                           -----------------------------

                                      NET INCREASE   NET ASSET                                     NET                  NET ASSETS,
                                     (DECREASE) IN     VALUE,    TOTAL                         INVESTMENT  PORTFOLIO      END OF
                           TOTAL        NET ASSET      END OF  INVESTMENT   GROSS       NET      INCOME    TURNOVER    PERIOD (000'S
                       DISTRIBUTIONS     VALUE         PERIOD    RETURN    EXPENSES  EXPENSES    (LOSS)      RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
NOVA FUND -- INVESTOR CLASS
  MARCH 31, 2005           $   --        $ 1.84       $25.96      7.63%     1.21%++   1.21%++    (0.44)%      388%      $  175,042
  March 31, 2004               --          8.58        24.12     55.25%     1.25%++   1.25%++     0.35%       540%         187,051
  March 31, 2003               --        (10.02)       15.54    (39.20)%    1.27%++   1.27%++     0.44%       603%         130,951
  March 31, 2002             (.13)        (1.29)       25.56     (4.36)%    1.16%++   1.16%++     0.44%       401%         222,251
  March 31, 2001               --        (15.08)       26.85    (35.96)%    1.34%     1.33%       0.89%       117%         251,333
URSA FUND -- INVESTOR CLASS
  MARCH 31, 2005               --          (.48)        8.69     (5.23)%    1.38%++   1.38%++    (0.46)%       --          326,085
  March 31, 2004             (.40)        (3.89)        9.17    (26.90)%    1.38%++   1.38%++    (0.37)%       --          353,496
  March 31, 2003             (.07)         2.61        13.06     25.65%     1.41%++   1.41%++     0.06%        --          471,600
  March 31, 2002             (.04)          .02        10.45      0.60%     1.31%++   1.31%++     1.56%        --          214,498
  March 31, 2001             (.06)         2.75        10.43     36.68%     1.37%++   1.37%++     4.69%        --          222,939
OTC FUND -- INVESTOR CLASS
  MARCH 31, 2005               --           .21         9.94      2.16%     1.20%     1.20%       0.40%       132%         801,185
  March 31, 2004               --          2.71         9.73     38.60%     1.22%     1.22%      (0.98)%      139%         858,816
  March 31, 2003               --         (3.14)        7.02    (30.91)%    1.27%     1.27%      (1.08)%      180%         653,999
  March 31, 2002               --         (1.03)       10.16     (9.20)%    1.08%     1.08%      (0.96)%      109%         783,637
  March 31, 2001             (.17)       (21.21)       11.19    (65.19)%    1.16%     1.16%      (1.01)%      228%       1,043,848
ARKTOS FUND -- INVESTOR CLASS
  MARCH 31, 2005               --         (1.14)       24.55     (4.44)%    1.38%++   1.38%++    (0.46)%       --          198,288
  March 31, 2004               --        (12.10)       25.69    (32.02)%    1.40%++   1.40%++    (0.47)%       --          209,994
  March 31, 2003            (1.14)         5.50        37.79     20.39%     1.42%++   1.42%++    18.11%        --          146,416
  March 31, 2002             (.29)        (3.47)       32.29     (8.84)%    1.35%++   1.35%++     3.16%        --          113,904
  March 31, 2001               --         18.31        35.76    104.93%     1.34%++   1.33%++     6.27%     1,788%          79,028
MEDIUS FUND -- H-CLASS
  MARCH 31, 2005               --          3.56        31.86     12.58%     1.62%     1.62%      (0.21)%      669%          59,274
  March 31, 2004               --         12.26        28.30     76.43%     1.66%     1.66%      (0.56)%    1,239%          68,193
  March 31, 2003             (.11)       (10.04)       16.04    (38.11)%    1.69%     1.69%      (0.32)%    2,322%          14,634
  March 31, 2002 *             --          1.08        26.08      4.32%     1.71%**   1.71%**    (0.19)%**    893%         116,176
INVERSE MID-CAP FUND -- H-CLASS
  MARCH 31, 2005               --         (5.00)       44.01    (10.20)%    1.60%     1.60%       0.39%        --           30,073
  March 31, 2004 *             --          (.99)       49.01     (1.98)%    1.54%**   1.54%**    (0.74)%**     --            2,678

  * SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 16, 2001 -- MEDIUS FUND H-CLASS; FEBRUARY 20, 2004 -- INVERSE MID-CAP FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

                                                            PROSPECTUS 130 & 131


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                                   NET REALIZED    NET INCREASE
                          NET ASSET      NET            AND          (DECREASE)     DISTRIBUTIONS  DISTRIBUTIONS
                           VALUE,     INVESTMENT    UNREALIZED      IN NET ASSET      FROM NET       FROM NET       TOTAL
                          BEGINNING     INCOME    GAINS (LOSSES)  VALUE RESULTING    INVESTMENT      REALIZED      DISTRI-
                          OF PERIOD     (LOSS)+   ON SECURITIES   FROM OPERATIONS      INCOME      CAPITAL GAINS   BUTIONS
------------------------------------------------------------------------------------------------------------------------------
MEKROS FUND -- H-CLASS
  MARCH 31, 2005            $26.22      $ (.07)       $ 1.52          $ 1.45          $   --          $ (.16)      $ (.16)
  March 31, 2004             12.94        (.14)        13.42           13.28              --              --           --
  March 31, 2003             22.61        (.03)        (9.60)          (9.63)             --            (.04)        (.04)
  March 31, 2002             19.99         .16          2.46            2.62              --              --           --
  March 31, 2001*            25.00         .42         (5.43)          (5.01)             --              --           --
INVERSE SMALL-CAP -- H-CLASS
  MARCH 31, 2005             48.80         .04         (2.75)          (2.71)             --              --           --
  March 31, 2004*            50.00        (.04)        (1.16)          (1.20)             --              --           --
U.S. GOVERNMENT BOND FUND -- INVESTOR CLASS
  MARCH 31, 2005             11.03         .42            --             .42            (.41)             --         (.41)
  March 31, 2004             10.95         .41           .08             .49            (.41)             --         (.41)
  March 31, 2003              9.12         .41          1.83            2.24            (.41)             --         (.41)
  March 31, 2002              9.82         .43          (.70)           (.27)           (.43)             --         (.43)
  March 31, 2001              9.34         .42           .48             .90            (.42)             --         (.42)
JUNO FUND -- INVESTOR CLASS
  MARCH 31, 2005             19.77        (.08)         (.75)           (.83)             --              --           --
  March 31, 2004             21.23        (.09)        (1.37)          (1.46)             --              --           --
  March 31, 2003             26.40        (.04)        (5.13)          (5.17)             --              --           --
  March 31, 2002 +++         25.59         .27           .54             .81              --              --           --
  March 31, 2001 +++         27.00        1.23         (2.64)          (1.41)             --              --           --
LARGE-CAP EUROPE FUND -- H-CLASS
  MARCH 31, 2005             14.98         .05          2.58            2.63            (.47)           (.01)        (.48)
  March 31, 2004              9.88       (1.65)         7.46            5.81              --            (.71)        (.71)
  March 31, 2003             15.30        (.02)        (5.40)          (5.42)             --              --           --
  March 31, 2002             17.72         .19         (2.61)          (2.42)             --              --           --
  March 31, 2001 *           25.00         .83         (8.11)          (7.28)             --              --           --
LARGE-CAP JAPAN FUND -- H-CLASS
  MARCH 31, 2005             34.60        (.05)        (3.84)          (3.89)           (.56)           (.93)       (1.49)
  March 31, 2004             19.05        (.40)        16.19           15.79              --            (.24)        (.24)
  March 31, 2003 +++         27.27        (.03)        (8.19)          (8.22)             --              --           --
  March 31, 2002 +++         39.12         .48        (12.33)         (11.85)             --              --           --
  March 31, 2001 *+++        75.00        2.07        (37.95)         (35.88)             --              --           --

                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                           --------------------------------------------

                      NET INCREASE   NET ASSET                                                   NET                    NET ASSETS,
                     (DECREASE) IN     VALUE,     TOTAL                                       INVESTMENT    PORTFOLIO     END OF
                       NET ASSET      END OF   INVESTMENT   GROSS       NET       OPERATING     INCOME      TURNOVER   PERIOD (000'S
                         VALUE        PERIOD     RETURN    EXPENSES   EXPENSES   EXPENSESss.    (LOSS)       RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
MEKROS FUND -- H-CLASS
  MARCH 31, 2005         $ 1.29       $27.51       5.52%     1.62%      1.62%       1.62%       (0.26)%       501%      $   68,084
  March 31, 2004          13.28        26.22     102.63%     1.66%      1.66%       1.66%       (0.62)%       965%         174,320
  March 31, 2003          (9.67)       12.94     (42.63)%    1.69%      1.69%       1.69%       (0.20)%       746%          32,101
  March 31, 2002           2.62        22.61      13.11%     1.61%      1.61%       1.61%        0.74%        714%         120,045
  March 31, 2001*         (5.01)       19.99     (20.04)%    1.74%**    1.73%**     1.73%**      4.24%**       --           36,704
INVERSE SMALL-CAP -- H-CLASS
  MARCH 31, 2005          (2.71)       46.09      (5.55)%    1.63%      1.63%       1.63%        0.09%         --           46,832
  March 31, 2004*         (1.20)       48.80      (2.40)%    1.54%**    1.54%**     1.54%**     (0.72)%**      --            5,054
U.S. GOVERNMENT BOND FUND --
INVESTOR CLASS
  MARCH 31, 2005            .01        11.04       4.04%     0.93%      0.93%       0.93%        3.95%        737%          25,992
  March 31, 2004            .08        11.03       4.65%     0.95%      0.95%       0.95%        3.84%      1,143%          25,188
  March 31, 2003           1.83        10.95      24.93%     0.97%      0.97%       0.97%        4.00%      2,404%          51,370
  March 31, 2002           (.70)        9.12      (2.88)%    0.88%      0.88%       0.88%        4.39%        860%          14,138
  March 31, 2001            .48         9.82       9.81%     0.97%      0.96%       0.96%        4.38%      1,107%          80,686
JUNO FUND -- INVESTOR CLASS
  MARCH 31, 2005           (.83)       18.94      (4.20)%    5.11%++    5.11%++     1.32%++     (0.40)%       101%       1,472,040
  March 31, 2004          (1.46)       19.77      (6.88)%    5.57%++@   5.57%++@    1.38%++     (0.45)%       187%         898,294
  March 31, 2003          (5.17)       21.23     (19.53)%    5.65%++@~  5.65%++@~   1.41%++     (0.45)%        --          128,958
  March 31, 2002 +++        .81        26.40       3.17%     1.41%++    1.41%++     1.41%++      1.12%         --           32,293
  March 31, 2001 +++      (1.41)       25.59      (5.22)%    1.33%++    1.33%++     1.33%++      4.61%         --           10,745
LARGE-CAP EUROPE FUND -- H-CLASS
  MARCH 31, 2005           2.15        17.13      17.49%     1.61%      1.61%       1.61%        0.28%         --           62,957
  March 31, 2004           5.10        14.98      58.72%     1.73%      1.73%       1.73%      (11.25)%        --           35,914
  March 31, 2003          (5.42)        9.88     (35.42)%    1.68%      1.68%       1.68%       (0.13)%        --            4,698
  March 31, 2002          (2.42)       15.30     (13.66)%    1.76%      1.76%       1.76%        1.18%         --            9,697
  March 31, 2001 *        (7.28)       17.72     (29.12)%    2.06%**    2.06%**     2.06%**      4.03%**      350%           9,977
LARGE-CAP JAPAN FUND -- H-CLASS
  MARCH 31, 2005          (5.38)       29.22     (11.25)%    1.63%      1.63%       1.63%       (0.17)%        --           34,972
  March 31, 2004          15.55        34.60      83.07%     1.66%      1.66%       1.66%        1.46%         --          177,760
  March 31, 2003 +++      (8.22)       19.05     (30.14)%    1.69%      1.69%       1.69%       (0.06)%        --            2,683
  March 31, 2002 +++     (11.85)       27.27     (30.29)%    1.84%      1.84%       1.84%        1.44%         --           23,873
  March 31, 2001 *+++    (35.88)       39.12     (47.84)%    1.77%**    1.77%**     1.77%**      4.17%**      699%          14,606

  * SINCE THE COMMENCEMENT OF OPERATIONS: MAY 8, 2000 -- LARGE CAP EUROPE FUND -- H-CLASS AND LARGE CAP JAPAN FUND -- H-CLASS; AUGUST 1, 2003 -- U.S. GOVERNMENT BOND FUND ADVISOR CLASS; FEBRUARY 20, 2004 -- INVERSE SMALL-CAP FUND H-CLASS; November 1, 2000 -- Mekros Fund H-Class.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

+++ JUNO FUND - PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2002 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE FEBRUARY 10, 2003.

  @ THE JUNO FUND HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT.THIS RESTATEMENT HAD NO EFFECT ON THE JUNO FUND'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS, AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

  ~   UNAUDITED

 ss.  OPERATING EXPENSES EXCLUDED INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

132 & 133 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.




                                                    NET REALIZED    NET INCREASE
                            NET ASSET      NET          AND          (DECREASE)      DISTRIBUTIONS   DISTRIBUTIONS
                              VALUE,   INVESTMENT    UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                            BEGINNING    INCOME    GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED        TOTAL
                            OF PERIOD    (LOSS)+   ON SECURITIES   FROM OPERATIONS       INCOME      CAPITAL GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND -- H-CLASS
   MARCH 31, 2005             $25.62    $ (.01)        $ 2.76           $ 2.75           $   --         $ (.13)        $ (.13)
   March 31, 2004*             25.00      (.01)           .63              .62               --             --             --
MID-CAP VALUE -- H-CLASS
   MARCH 31, 2005              25.13       .21           2.26             2.47              (--)ss.       (.11)          (.11)
   March 31, 2004*             25.00       .01            .12              .13               --             --             --
LARGE-CAP VALUE FUND -- H-CLASS
   MARCH 31, 2005              24.87       .16           1.58             1.74              (--)ss.       (.05)          (.05)
   March 31, 2004*             25.00       .01           (.14)            (.13)              --             --             --
SMALL-CAP GROWTH FUND -- H-CLASS
   MARCH 31, 2005              25.34      (.23)          3.11             2.88               --           (.25)          (.25)
   March 31, 2004*             25.00      (.02)           .36              .34               --             --             --
MID-CAP GROWTH FUND --  H-CLASS
   MARCH 31, 2005              25.17      (.17)          1.87             1.70               --           (.01)          (.01)
   March 31, 2004*             25.00      (.02)           .19              .17               --             --             --
LARGE-CAP GROWTH FUND -- H-CLASS
   MARCH 31, 2005              24.18       .37           (.06)             .31               --            (--)ss.        (--)ss.
   March 31, 2004*             25.00        --           (.82)            (.82)              --             --             --
U.S. GOVERNMENT MONEY MARKET FUND -- INVESTOR CLASS
   MARCH 31, 2005               1.00       .01             --              .01             (.01)            --           (.01)
   March 31, 2004               1.00        --ss.ss.       --               --ss.ss.       (--)ss.ss.       --            (--)ss.ss.
   March 31, 2003               1.00       .01             --              .01             (.01)            --           (.01)
   March 31, 2002               1.00       .02             --              .02             (.02)            --           (.02)
   March 31, 2001               1.00       .05             --              .05             (.05)            --           (.05)

                                                                              RATIOS TO
                                                                            AVERAGE NET ASSETS:
                                                                    ---------------------------------

                             NET INCREASE    NET ASSET                                          NET                   NET ASSETS,
                            (DECREASE) IN     VALUE,      TOTAL                             INVESTMENT   PORTFOLIO      END OF
                              NET ASSET       END OF    INVESTMENT   GROSS        NET         INCOME      TURNOVER   PERIOD (000'S
                                VALUE         PERIOD      RETURN    EXPENSES    EXPENSES      (LOSS)       RATE***      OMITTED)
----------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND -- H-CLASS
   MARCH 31, 2005              $ 2.62         $28.24      10.73%       1.47%       1.47%       (0.04)%       744%      $   75,748
   March 31, 2004*                .62          25.62       2.48%       1.41%       1.41%**     (0.21)%**     177%          19,900
MID-CAP VALUE -- H-CLASS
   MARCH 31, 2005                2.36          27.49       9.83%       1.46%       1.46%        0.77%        731%         115,660
   March 31, 2004*                .13          25.13       0.52%       1.41%       1.41%**      0.19%**      172%          18,064
LARGE-CAP VALUE FUND -- H-CLASS
   MARCH 31, 2005                1.69          26.56       6.99%       1.47%       1.47%        0.63%        747%          24,974
   March 31, 2004*               (.13)         24.87      (0.52)%      1.41%       1.41%**      0.34%**      202%           8,094
SMALL-CAP GROWTH FUND -- H-CLASS
   MARCH 31, 2005                2.63          27.97      11.38%       1.46%       1.46%       (0.84)%       983%          26,145
   March 31, 2004*                .34          25.34       1.36%       1.41%       1.41%**     (0.85)%**     117%           2,544
MID-CAP GROWTH FUND --  H-CLASS
   MARCH 31, 2005                1.69          26.86       6.75%       1.46%       1.46%       (0.66)%     1,211%          23,733
   March 31, 2004*                .17          25.17       0.68%       1.41%       1.41%**     (0.75)%**     356%             625
LARGE-CAP GROWTH FUND -- H-CLASS
   MARCH 31, 2005                 .31          24.49       1.30%       1.47%      1.47%        1.52%      2,018%          11,762
   March 31, 2004*               (.82)         24.18      (3.28)%      1.41%**    1.41%**     (0.16)%**     296%             793
U.S. GOVERNMENT MONEY MARKET FUND -- INVESTOR CLASS
   MARCH 31, 2005                  --           1.00       0.82%       0.87%      0.87%        0.81%         --        1,196,009
   March 31, 2004                  --           1.00       0.18%       0.90%      0.90%        0.18%         --        1,057,062
   March 31, 2003                  --           1.00       0.71%       0.92%      0.92%        0.71%         --        1,218,676
   March 31, 2002                  --           1.00       2.35%       0.85%      0.85%        2.23%         --          979,433
   March 31, 2001                  --           1.00       5.48%       0.85%      0.85%        5.38%         --          948,275

     * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004 -- SMALL-CAP VALUE FUND H-CLASS, MID-CAP VALUE FUND H-CLASS, LARGE-CAP VALUE FUND H-CLASS, SMALL-CAP GROWTH FUND H-CLASS, MID-CAP GROWTH FUND H-CLASS AND LARGE CAP GROWTH FUND H-CLASS.

    **   ANNUALIZED

   *** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

     +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

   ss. LESS THAN $.01 PER SHARE: LARGE-CAP VALUE FUND A-CLASS AND C-CLASS ACTUAL AMOUNT = $.0001; MID-CAP VALUE FUND A-CLASS AND C-CLASS ACTUAL AMOUNT=$.0007.

ss.ss. LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS ACTUAL AMOUNT = $.0019.

                                                            PROSPECTUS 134 & 135


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.




                                                   NET REALIZED       NET INCREASE
                          NET ASSET       NET            AND           (DECREASE)      DISTRIBUTIONS  DISTRIBUTIONS
                           VALUE,     INVESTMENT     UNREALIZED       IN NET ASSET        FROM NET       FROM NET
                          BEGINNING     INCOME     GAINS (LOSSES)    VALUE RESULTING     INVESTMENT      REALIZED         TOTAL
                          OF PERIOD     (LOSS)+    ON SECURITIES     FROM OPERATIONS       INCOME     CAPITAL GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
BANKING FUND INVESTOR CLASS
  MARCH 31, 2005            $10.25      $  .13         $  .05            $  .18           $ (.26)        $   --           $ (.26)
  March 31, 2004              7.30         .14           2.89              3.03             (.08)            --             (.08)
  March 31, 2003              8.63         .12          (1.24)            (1.12)            (.21)            --             (.21)
  March 31, 2002              8.27         .12            .53               .65             (.29)            --             (.29)
  MARCH 31, 2001              7.31         .14            .82               .96               --             --               --
BASIC MATERIALS FUND INVESTOR CLASS
  MARCH 31, 2005             25.46         .14           5.06              5.20               --             --               --
  March 31, 2004             17.22         .05           8.32              8.37             (.13)            --             (.13)
  March 31, 2003 ++          24.30         .12          (7.17)            (7.05)            (.03)            --             (.03)
  March 31, 2002 ++          21.03         .27           3.27              3.54             (.27)            --             (.27)
  March 31, 2001 ++          23.91         .18          (3.06)            (2.88)              --             --               --
BIOTECHNOLOGY FUND INVESTOR CLASS
  MARCH 31, 2005             20.56        (.24)         (2.73)            (2.97)              --             --               --
  March 31, 2004             13.75        (.24)          7.05              6.81               --             --               --
  March 31, 2003             20.86        (.19)         (6.92)            (7.11)              --             --               --
  March 31, 2002             21.66        (.28)          (.52)             (.80)              --             --               --
  March 31, 2001             28.88        (.35)         (6.87)            (7.22)              --             --               --
CONSUMER PRODUCTS FUND INVESTOR CLASS
  MARCH 31, 2005             28.68         .18           1.65              1.83             (.01)            --             (.01)
  March 31, 2004             20.85         .14           7.74              7.88             (.05)            --             (.05)
  March 31, 2003 ++          25.08         .12          (4.23)            (4.11)            (.12)            --             (.12)
  March 31, 2002 ++          21.54         .12           3.48              3.60             (.06)            --             (.06)
  March 31, 2001 ++          22.68         .21          (1.35)            (1.14)              --             --               --
ELECTRONICS FUND INVESTOR CLASS
  MARCH 31, 2005             13.43        (.08)         (3.04)            (3.12)              --             --               --
  March 31, 2004              8.08        (.15)          5.50              5.35               --             --               --
  March 31, 2003             16.96        (.12)         (8.76)            (8.88)              --             --               --
  March 31, 2002             16.54        (.18)           .60               .42               --             --               --
  March 31, 2001             40.10        (.36)        (23.02)           (23.38)              --           (.18)            (.18)

                                                                           RATIOS TO
                                                                       AVERAGE NET ASSETS:
                                                                 ------------------------------

                           NET INCREASE   NET ASSET                                       NET                  NET ASSETS,
                          (DECREASE) IN    VALUE,      TOTAL                          INVESTMENT  PORTFOLIO      END OF
                             NET ASSET     END OF    INVESTMENT   GROSS       NET       INCOME     TURNOVER   PERIOD (000'S
                              VALUE        PERIOD      RETURN    EXPENSES   EXPENSES    (LOSS)      RATE***      OMITTED)
----------------------------------------------------------------------------------------------------------------------------
BANKING FUND INVESTOR CLASS
  MARCH 31, 2005             $ (.08)       $10.17        1.61%     1.34%      1.34%      1.26%      1,692%      $  4,899
  March 31, 2004               2.95         10.25       41.53%     1.36%      1.36%      1.51%      1,435%        12,504
  March 31, 2003              (1.33)         7.30      (13.15)%    1.38%      1.38%      1.52%      1,495%         7,352
  March 31, 2002                .36          8.63        8.30%     1.50%      1.50%      1.49%      1,292%        28,992
  MARCH 31, 2001                .96          8.27       13.13%     1.30%      1.29%      1.77%      1,394%        38,508
BASIC MATERIALS FUND INVESTOR CLASS
  MARCH 31, 2005               5.20         30.66       20.42%     1.33%      1.33%      0.51%        891%        34,039
  March 31, 2004               8.24         25.46       48.70%     1.38%      1.38%      0.20%      1,669%        29,749
  March 31, 2003 ++           (7.08)        17.22      (29.02)%    1.39%      1.39%      0.53%      1,943%         3,360
  March 31, 2002 ++            3.27         24.30       16.89%     1.41%      1.41%      1.12%      1,523%        45,716
  March 31, 2001 ++           (2.88)        21.03      (12.05)%    1.52%      1.52%      0.79%      2,600%        16,593
BIOTECHNOLOGY FUND INVESTOR CLASS
  MARCH 31, 2005              (2.97)        17.59      (14.45)%    1.33%      1.33%     (1.25)%       585%        74,890
  March 31, 2004               6.81         20.56       49.53%     1.35%      1.35%     (1.31)%       548%       135,619
  March 31, 2003              (7.11)        13.75      (34.08)%    1.38%      1.38%     (1.31)%       477%       111,003
  March 31, 2002               (.80)        20.86       (3.69)%    1.23%      1.23%     (1.20)%       390%       218,263
  March 31, 2001              (7.22)        21.66      (25.00)%    1.24%      1.23%     (1.17)%       305%       283,407
CONSUMER PRODUCTS FUND INVESTOR CLASS
  MARCH 31, 2005               1.82         30.50        6.40%     1.33%      1.33%      0.60%        907%        15,470
  March 31, 2004               7.83         28.68       37.84%     1.36%      1.36%      0.56%        914%        23,560
  March 31, 2003 ++           (4.23)        20.85      (16.38)%    1.39%      1.39%      0.53%      1,205%         1,640
  March 31, 2002 ++            3.54         25.08       16.71%     1.56%      1.56%      0.53%        890%        20,083
  March 31, 2001 ++           (1.14)        21.54       (5.03)%    1.23%      1.22%      0.94%      1,907%         8,503
ELECTRONICS FUND INVESTOR CLASS
  MARCH 31, 2005              (3.12)       $10.31      (23.23)%    1.33%      1.33%     (0.76)%     1,106%        27,150
  March 31, 2004               5.35         13.43       66.21%     1.36%      1.36%     (1.20)%     1,359%        46,200
  March 31, 2003              (8.88)         8.08      (52.36)%    1.39%      1.39%     (1.20)%     2,413%        31,655
  March 31, 2002                .42         16.96        2.54%     1.29%      1.29%     (1.08)%     1,279%        96,671
  March 31, 2001             (23.56)        16.54      (58.48)%    1.36%      1.35%     (1.09)%       705%        70,131

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

136 & 137 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.




                                                    NET REALIZED    NET INCREASE
                           NET ASSET      NET           AND          (DECREASE)      DISTRIBUTIONS   DISTRIBUTIONS
                             VALUE,    INVESTMENT    UNREALIZED     IN NET ASSET        FROM NET        FROM NET
                           BEGINNING     INCOME    GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED         TOTAL
                           OF PERIOD    (LOSS)+    ON SECURITIES   FROM OPERATIONS       INCOME      CAPITAL GAINS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND INVESTOR CLASS
  MARCH 31, 2005           $ 11.94      $   .05       $  5.14          $  5.19          $  (.01)        $    --         $  (.01)
  March 31, 2004              8.80           --          3.17             3.17             (.03)             --            (.03)
  March 31, 2003             11.26          .02         (2.47)           (2.45)            (.01)             --            (.01)
  March 31, 2002             11.43          .12          (.19)            (.07)            (.10)             --            (.10)
  March 31, 2001             10.87         (.08)          .64              .56               --              --              --
ENERGY SERVICES FUND INVESTOR CLASS
  MARCH 31, 2005             21.74         (.22)         8.60             8.38               --              --              --
  March 31, 2004             17.37         (.18)         4.55             4.37               --              --              --
  March 31, 2003++           22.47         (.15)        (4.95)           (5.10)              --              --              --
  March 31, 2002++           27.30         (.18)        (4.65)           (4.83)              --              --              --
  March 31, 2001++           27.93         (.12)         (.51)            (.63)              --              --              --
FINANCIAL SERVICES FUND INVESTOR CLASS
  MARCH 31, 2005             11.09          .10           .29              .39             (.08)             --            (.08)
  March 31, 2004              7.66          .09          3.38             3.47             (.04)             --            (.04)
  March 31, 2003             10.23          .07         (2.62)           (2.55)            (.02)             --            (.02)
  March 31, 2002             10.00          .04           .29              .33             (.10)             --            (.10)
  March 31, 2001              9.48          .06           .46              .52               --              --              --
HEALTH CARE FUND INVESTOR CLASS
  MARCH 31, 2005             12.50         (.05)          .26              .21               --              --              --
  March 31, 2004              9.21         (.07)         3.36             3.29               --              --              --
  March 31, 2003             11.36         (.02)        (2.13)           (2.15)              --              --              --
  March 31, 2002             11.25         (.04)          .15              .11               --              --              --
  March 31, 2001             10.25         (.05)         1.05             1.00               --              --              --
INTERNET FUND INVESTOR CLASS
  MARCH 31, 2005             35.66         (.43)        (2.94)           (3.37)              --              --              --
  March 31, 2004             20.43         (.41)        15.64            15.23               --              --              --
  March 31, 2003             30.55         (.29)        (9.83)          (10.12)              --              --              --
  March 31, 2002             41.80         (.31)       (10.94)          (11.25)              --              --              --
  March 31, 2001*++         200.00        (1.60)      (156.60)         (158.20)              --              --              --

                                                                            RATIOS TO
                                                                      AVERAGE NET ASSETS:
                                                                  ------------------------------

                          NET INCREASE    NET ASSET                                        NET                    NET ASSETS,
                          DECREASE) IN      VALUE,      TOTAL                          INVESTMENT    PORTFOLIO      END OF
                            NET ASSET       END OF   INVESTMENT    GROSS      NET        INCOME      TURNOVER    PERIOD (000'S
                              VALUE         PERIOD     RETURN     EXPENSES  EXPENSES     (LOSS)       RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND INVESTOR CLASS
  MARCH 31, 2005             $  5.18       $ 17.12      43.43%      1.33%     1.33%        0.40%         546%      $111,762
  March 31, 2004                3.14         11.94      36.12%      1.36%     1.36%        0.04%         913%        61,800
  March 31, 2003               (2.46)         8.80     (21.79)%     1.39%     1.39%        0.24%       1,362%         4,703
  March 31, 2002                (.17)        11.26      (0.52)%     1.32%     1.32%        1.06%       1,502%        31,769
  March 31, 2001                 .56         11.43       5.15%      1.64%     1.63%       (0.70)%      1,707%        15,715
ENERGY SERVICES FUND INVESTOR CLASS
  MARCH 31, 2005                8.38         30.12      38.55%      1.31%     1.31%       (0.85)%        501%        99,603
  March 31, 2004                4.37         21.74      25.16%      1.37%     1.37%       (0.96)%      1,009%        47,344
  March 31, 2003++             (5.10)        17.37     (22.70)%     1.39%     1.39%       (0.72)%        971%        15,144
  March 31, 2002++             (4.83)        22.47     (17.69)%     1.54%     1.54%       (0.74)%        949%        51,983
  March 31, 2001++              (.63)        27.30      (2.26)%     1.26%     1.25%       (0.41)%        944%        50,159
FINANCIAL SERVICES FUND INVESTOR CLASS
  MARCH 31, 2005                 .31         11.40       3.46%      1.33%     1.33%        0.91%       1,005%         7,741
  March 31, 2004                3.43         11.09      45.36%      1.36%     1.36%        0.94%       1,200%        34,423
  March 31, 2003               (2.57)         7.66     (24.97)%     1.38%     1.38%        0.82%       2,336%         6,671
  March 31, 2002                 .23         10.23       3.39%      1.51%     1.51%        0.43%       1,110%        25,147
  March 31, 2001                 .52         10.00       5.49%      1.24%     1.23%        0.58%       1,271%        35,190
HEALTH CARE FUND INVESTOR CLASS
  MARCH 31, 2005                 .21         12.71       1.68%      1.34%     1.34%       (0.42)%        610%        35,500
  March 31, 2004                3.29         12.50      35.72%      1.36%     1.36%       (0.56)%      1,204%        19,801
  March 31, 2003               (2.15)         9.21     (18.93)%     1.38%     1.38%       (0.25)%      1,395%        13,400
  March 31, 2002                 .11         11.36       0.98%      1.37%     1.37%       (0.36)%        936%        20,567
  March 31, 2001                1.00         11.25       9.76%      1.55%     1.54%       (0.39)%      1,399%        42,495
INTERNET FUND INVESTOR CLASS
  MARCH 31, 2005               (3.37)        32.29      (9.45)%     1.34%     1.34%       (1.23)%      1,947%         5,210
  March 31, 2004               15.23         35.66      74.55%      1.36%     1.36%       (1.31)%      1,340%        15,292
  March 31, 2003              (10.12)        20.43     (33.13)%     1.38%     1.38%       (1.34)%      2,052%         3,335
  March 31, 2002              (11.25)        30.55     (26.91)%     1.21%     1.21%       (1.15)%      2,186%         3,124
  March 31, 2001*++          (158.20)        41.80     (79.10)%     1.61%**   1.61%**     (1.43)%**    1,937%         1,625

  * SINCE THE COMMENCEMENT OF OPERATIONS:APRIL 16, 2000 -- INTERNET FUND INVESTOR CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                            PROSPECTUS 138 & 139


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.




                                                        NET REALIZED   NET INCREASE
                              NET ASSET      NET            AND          (DECREASE)     DISTRIBUTIONS  DISTRIBUTIONS
                                VALUE,    INVESTMENT      UNREALIZED     IN NET ASSET      FROM NET       FROM NET
                              BEGINNING    INCOME      GAINS (LOSSES)  VALUE RESULTING    INVESTMENT      REALIZED         TOTAL
                              OF PERIOD    (LOSS)+     ON SECURITIES   FROM OPERATIONS      INCOME     CAPITAL GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
LEISURE FUND INVESTOR CLASS
   MARCH 31, 2005              $27.66      $ (.17)         $ 3.01          $ 2.84          $   --         $   --           $   --
   March 31, 2004               17.88        (.06)           9.84            9.78              --             --               --
   March 31, 2003++             24.00        (.15)          (5.97)          (6.12)             --             --               --
   March 31, 2002++             25.56        (.33)          (1.23)          (1.56)             --             --               --
   March 31, 2001++             33.30        (.36)          (7.38)          (7.74)             --             --               --
PRECIOUS METALS FUND INVESTOR CLASS
   MARCH 31, 2005               44.32        (.05)          (8.63)          (8.68)             --             --               --
   March 31, 2004               26.78        (.12)          17.67           17.55            (.01)            --             (.01)
   March 31, 2003               27.90         .03           (1.15)          (1.12)             --             --               --
   March 31, 2002               17.73         .01           10.30           10.31            (.14)            --             (.14)
   March 31, 2001               18.80         .05           (1.12)          (1.07)             --             --               --
REAL ESTATE FUND H-CLASS
   MARCH 31, 2005               26.65         .58             .77            1.35            (.03)          (.12)            (.15)
   March 31, 2004*              25.00         .10            1.55            1.65              --             --               --
RETAILING FUND INVESTOR CLASS
   MARCH 31, 2005               11.74        (.06)            .62             .56              --             --               --
   March 31, 2004                8.00        (.08)           3.82            3.74              --             --               --
   March 31, 2003               11.12        (.07)          (3.05)          (3.12)             --             --               --
   March 31, 2002               10.29        (.10)            .93             .83              --             --               --
   March 31, 2001               13.22        (.09)          (2.84)          (2.93)             --             --               --
TECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2005               11.40         .03           (1.08)          (1.05)             --             --               --
   March 31, 2004                7.11        (.11)           4.40            4.29              --             --               --
   March 31, 2003               11.00        (.09)          (3.80)          (3.89)             --             --               --
   March 31, 2002               12.70        (.15)          (1.55)          (1.70)             --             --               --
   March 31, 2001               31.59        (.24)         (18.65)         (18.89)             --             --               --

                                                                                   RATIOS TO
                                                                              AVERAGE NET ASSETS:
                                                                        ------------------------------

                              NET INCREASE     NET ASSET                                        NET                    NET ASSETS,
                              (DECREASE) IN      VALUE,       TOTAL                          INVESTMENT   PORTFOLIO      END OF
                                NET ASSET        END OF    INVESTMENT    GROSS       NET      INCOME      TURNOVER    PERIOD (000'S
                                  VALUE          PERIOD      RETURN     EXPENSES   EXPENSES   (LOSS)       RATE***       OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE FUND INVESTOR CLASS
   MARCH 31, 2005              $    2.84      $   30.50      10.27%      1.31%      1.31%      (0.57)%      1,046%       $ 15,080
   March 31, 2004                   9.78          27.66      54.70%      1.36%      1.36%      (0.31)%      1,870%         25,030
   March 31, 2003++                (6.12)         17.88     (25.50)%     1.38%      1.38%      (0.65)%      3,179%          2,325
   March 31, 2002++                (1.56)         24.00      (6.10)%     1.57%      1.57%      (1.27)%      2,609%         11,443
   March 31, 2001++                (7.74)         25.56     (23.24)%     1.55%      1.55%      (1.18)%      2,756%          1,277
PRECIOUS METALS FUND INVESTOR CLASS
   MARCH 31, 2005                  (8.68)         35.64     (19.58)%     1.23%      1.23%      (0.12)%        358%        130,718
   March 31, 2004                  17.54          44.32      65.53%      1.26%      1.26%      (0.32)%        550%        236,961
   March 31, 2003                  (1.12)         26.78      (4.01)%     1.27%      1.27%       0.09%         744%         75,185
   March 31, 2002                  10.17          27.90      58.44%      1.39%      1.39%       0.07%         839%         59,625
   March 31, 2001                  (1.07)         17.73      (5.69)%     1.18%      1.17%       0.30%         822%         25,096
REAL ESTATE FUND H-CLASS
   MARCH 31, 2005                   1.20          27.85       5.06%      1.58%      1.58%       2.08%       1,773%          8,186
   March 31, 2004*                  1.65          26.65       6.60%      1.61%**    1.61%**     3.83%**       102%         75,916
RETAILING FUND INVESTOR CLASS
   MARCH 31, 2005                    .56          12.30       4.77%      1.33%      1.33%      (0.54)%      1,505%          7,529
   March 31, 2004                   3.74          11.74      46.75%      1.35%      1.35%      (0.78)%      1,825%         11,738
   March 31, 2003                  (3.12)          8.00     (28.06)%     1.38%      1.38%      (0.82)%      3,788%          2,964
   March 31, 2002                    .83          11.12       8.07%      1.44%      1.44%      (0.92)%      2,030%         21,667
   March 31, 2001                  (2.93)         10.29     (22.16)%     1.51%      1.50%      (0.78)%      3,062%         33,228
TECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2005                  (1.05)         10.35      (9.21)%     1.31%      1.31%       0.33%       1,304%         13,346
   March 31, 2004                   4.29          11.40      60.34%      1.36%      1.36%      (1.07)%      1,853%         17,114
   March 31, 2003                  (3.89)          7.11     (35.36)%     1.38%      1.38%      (1.13)%      1,938%          8,348
   March 31, 2002                  (1.70)         11.00     (13.39)%     1.44%      1.44%      (1.21)%      1,017%         35,815
   March 31, 2001                 (18.89)         12.70     (59.80)%     1.30%      1.30%      (1.01)%      2,202%         26,660

  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004 -- REAL ESTATE FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

140 & 141 PROSPECTUS


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.




                                                     NET REALIZED     NET INCREASE
                           NET ASSET       NET           AND           (DECREASE)      DISTRIBUTIONS   DISTRIBUTIONS
                             VALUE,    INVESTMENT     UNREALIZED      IN NET ASSET        FROM NET        FROM NET
                           BEGINNING     INCOME     GAINS (LOSSES)   VALUE RESULTING     INVESTMENT       REALIZED         TOTAL
                           OF PERIOD     (LOSS)+    ON SECURITIES    FROM OPERATIONS       INCOME      CAPITAL GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
INVESTOR CLASS
  MARCH 31, 2005            $15.48      $  .09          $(1.24)           $(1.15)         $   --           $   --         $   --
  March 31, 2004             10.05          --            5.48              5.48            (.05)              --           (.05)
  March 31, 2003 ++          15.12         .06           (5.13)            (5.07)             --               --             --
  March 31, 2002 ++          24.03        (.12)          (8.70)            (8.82)             --             (.09)          (.09)
  March 31, 2001 ++          61.17        (.30)         (36.84)           (37.14)             --               --             --
TRANSPORTATION FUND
INVESTOR CLASS
  MARCH 31, 2005             18.84        (.11)           3.69              3.58              --               --             --
  March 31, 2004             15.03        (.06)           3.87              3.81              --               --             --
  March 31, 2003 ++          20.85        (.12)          (5.70)            (5.82)             --               --             --
  March 31, 2002 ++          19.26        (.09)           1.68              1.59              --               --             --
  March 31, 2001 ++          18.72          --             .54               .54              --               --             --
UTILITIES FUND INVESTOR
CLASS
  MARCH 31, 2005             20.57         .53            2.82              3.35            (.30)              --           (.30)
  March 31, 2004             16.38         .45            4.71              5.16            (.97)              --           (.97)
  March 31, 2003 ++          25.44         .60           (9.12)            (8.52)           (.54)              --           (.54)
  March 31, 2002 ++          35.52         .60           (9.12)            (8.52)          (1.56)              --          (1.56)
  March 31, 2001 *++         30.00         .54            4.98              5.52              --               --             --

                                                                              RATIOS TO
                                                                          AVERAGE NET ASSETS:
                                                                   ---------------------------------

                           NET INCREASE   NET ASSET                                           NET                    NET ASSETS,
                          (DECREASE) IN    VALUE,        TOTAL                            INVESTMENT     PORTFOLIO     END OF
                             NET ASSET     END OF     INVESTMENT    GROSS       NET         INCOME       TURNOVER   PERIOD (000'S
                               VALUE       PERIOD       RETURN     EXPENSES   EXPENSES       (LOSS)       RATE***      OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
INVESTOR CLASS
  MARCH 31, 2005              $(1.15)      $14.33       (7.43)%      1.35%      1.35%        0.60%        1,142%      $ 6,003
  March 31, 2004                5.43        15.48       54.59%       1.37%      1.37%        0.01%        1,506%       14,406
  March 31, 2003 ++            (5.07)       10.05      (33.53)%      1.38%      1.38%        0.46%        2,431%        9,152
  March 31, 2002 ++            (8.91)       15.12      (36.84)%      1.51%      1.51%        (0.60)%      1,192%        4,530
  March 31, 2001 ++           (37.14)       24.03      (60.72)%      1.37%      1.37%        (0.65)%      1,273%        9,924
TRANSPORTATION FUND
INVESTOR CLASS
  MARCH 31, 2005                3.58        22.42       19.00%       1.32%      1.32%        (0.51)%        929%        7,890
  March 31, 2004                3.81        18.84       25.35%       1.36%      1.36%        (0.34)%      1,624%        3,792
  March 31, 2003 ++            (5.82)       15.03      (27.91)%      1.40%      1.40%        (0.70)%      2,786%          960
  March 31, 2002 ++             1.59        20.85        8.26%       1.56%      1.56%        (0.51)%      1,704%       18,215
  March 31, 2001 ++              .54        19.26        2.88%       1.55%      1.54%        (0.05)%      1,293%        8,246
UTILITIES FUND INVESTOR
CLASS
  MARCH 31, 2005                3.05        23.62       16.35%       1.33%      1.33%        2.46%        1,124%       17,861
  March 31, 2004                4.19        20.57       32.11%       1.35%      1.35%        2.50%        1,609%       19,170
  March 31, 2003 ++            (9.06)       16.38      (33.55)%      1.39%      1.39%        3.24%        3,158%        9,978
  March 31, 2002 ++           (10.08)       25.44      (24.07)%      1.54%      1.54%        2.00%        2,418%       26,539
  March 31, 2001 *++            5.52        35.52       18.40%       1.59%**    1.59%**      1.65%**      1,591%       15,566

  *   SINCE THE COMMENCEMENT OF OPERATIONS:APRIL 3, 2000 -- INVESTOR CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

142


BENCHMARK INFORMATION

STANDARD & POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY, INC., STOXX LIMITED INC., THE TOKYO STOCK EXCHANGE AND THE NEW YORK BOARD OF TRADE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

      o     THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

      o     THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

      o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

      o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

      o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHERS DO NOT:

      o     RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER
            SECURITIES;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

      o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

      o HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

      o HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400," "S&P MIDCAP 400," "STANDARD & POOR'S SMALLCAP 600," AND "S&P SMALLCAP 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

"NEW YORK BOARD OF TRADE," "NYBOT," "THE U.S. DOLLAR INDEX," AND "USDX," ARE TRADEMARKS OR SERVICE MARKS OF THE BOARD OF TRADE OF THE CITY OF NEW YORK, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE NEW YORK BOARD OF TRADE AND THE NEW YORK BOARD OF TRADE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                  PROSPECTUS 143


ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.


YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

144


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                  PROSPECTUS 145


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

[LOGO]RydexInvestments
           Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           www.rydexinvestments.com o 800.820.0888
           RSEIH-1-0805 X0806

                                                                     PROSPECTUS

                                                                 August 1, 2005


                Benchmark Funds
                NOVA MASTER
                URSA MASTER
                ARKTOS MASTER
                JUNO MASTER












                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                             [GRAPHIC OMITTED][GRAPHIC OMITTED]

TABLE OF CONTENTS

         BENCHMARK FUNDS                                      x
                  Common Risk/Return Information              x
                  Nova Master Fund                            x
                  Ursa Master Fund                            x
                  Arktos Master Fund                          x
                  Juno Master Fund                            x

         INVESTMENTS AND RISKS                               XX
         SHAREHOLDER INFORMATION GUIDE                       XX
         DIVIDENDS AND DISTRIBUTIONS                         XX
         TAX INFORMATION                                     XX
         MANAGEMENT OF THE FUNDS                             XX
         FINANCIAL HIGHLIGHTS                                XX
         BENCHMARK INFORMATION                               XX

                               RYDEX SERIES FUNDS

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM



--------------------------------------------------------------------------------

BENCHMARK FUNDS

--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios, four of which are listed below (the "Funds"). Shares of the Funds are available solely through "master-feeder arrangements" with feeder funds of the Trust.

BENCHMARK FUNDS - Nova Master Fund, Ursa Master Fund, Arktos Master Fund, Juno Master Fund

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

RYDEX BENCHMARK FUNDS
--------------------------------------------------------------------------------

NOVA MASTER FUND                            ARKTOS MASTER FUND

URSA MASTER FUND                            JUNO MASTER FUND





COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS


MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.

TRACKING ERROR RISK - The Advisor may not be able to cause a Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause a Fund's performance to be less than you expect.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Funds to decrease.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

NOVA MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Nova Master Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PRINCIPAL INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities and may enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS
In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE
The bar chart and table show the performance of the Nova Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -2.04%

NOVA MASTER FUND
2002       -34.73      HIGHEST QUARTER RETURN         23.49%
                       (quarter ended June 30, 2003)
2003        40.83      LOWEST QUARTER RETURN          -26.43%
                       (quarter ended September 30,
                       2002)
2004        15.98


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)
MASTER SHARES


                                                                    PAST 1 YEAR   SINCE INCEPTION
                                                                                        7/31/2001

--------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      15.98%            -0.68%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   15.68%            -0.96%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           10.37%            -0.76%
S&P 500(R) INDEX(3)                                                      10.89%             1.61%

1  THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2  AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME
   AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL
   TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND
   MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A
   CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND
   DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD,
   AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION,
   AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE
   NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED
   ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
   AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN
   ABOVE.
3  THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED
   OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION
   ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Nova Master Fund.

  SHAREHOLDER FEES                                                                                   NONE

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES ..............................................................................     0.75%
  DISTRIBUTION (12b-1) FEES.....................................................................     NONE
  OTHER EXPENSES................................................................................     0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES..........................................................     0.77%


EXAMPLE
This Example is intended to help you compare the cost of investing in shares of the Nova Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 Nova Master Fund                1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------- ------------ ------------ ------------ ------------
                                  $81         $253         $440         $979

URSA MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Ursa Master Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

PERFORMANCE
The bar chart and table show the performance of the Ursa Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 2.60%

URSA MASTER FUND
2001       17.10       HIGHEST QUARTER RETURN         17.83%
                       (quarter ended September 30,
                       2002)
2002       22.87       LOWEST QUARTER RETURN          -13.73%
                       (quarter ended June 30, 2003)
2003       -23.46

2004       -9.43






AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)
MASTER SHARES

                                                                    PAST 1 YEAR   SINCE INCEPTION
                                                                                        4/03/2000
--------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -9.43%             3.88%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   -9.44%             3.18%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -6.13%             2.90%
S&P 500(R) INDEX(3)                                                      10.89%            -2.88%

1  THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS
   DISTRIBUTIONS.
2  AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME
   AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL
   TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND
   MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A
   CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND
   DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD,
   AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION,
   AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE
   NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED
   ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
   AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN
   ABOVE.
3  THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED
   OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION
   ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Ursa Master Fund.

  SHAREHOLDER FEES                                                                                   NONE
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES...............................................................................     0.90%
  DISTRIBUTION (12b-1) FEES.....................................................................     NONE
  OTHER EXPENSES................................................................................     0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES..........................................................     0.92%


EXAMPLE
This Example is intended to help you compare the cost of investing in the shares of the Ursa Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 Ursa Master Fund               1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------- ------------ ------------ ------------ ------------
                                 $97         $302         $524        $1,162

ARKTOS MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Arktos Master Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of the Arktos Master Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY
Unlike a traditional index fund, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Master Fund is subject to a number of other risks that may affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table show the performance of the Arktos Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS 9.41%

ARKTOS MASTER FUND
2001       16.15       HIGHEST QUARTER RETURN         51.89%
                       (quarter ended September 30,
                       2001)
2002       36.12       LOWEST QUARTER RETURN         -28.83%
                       (quarter ended December 31,
                       2001)
2003      -36.68

2004      -11.16






AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)
MASTER SHARES

                                                                    PAST 1 YEAR   SINCE INCEPTION
                                                                                        4/03/2000
--------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -11.16%             5.23%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                  -11.16%             3.13%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -7.25%             3.58%
NASDAQ 100 INDEX(R)(3)                                                   10.43%           -18.95%

1  THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2  AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME
   AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL
   TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND
   MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A
   CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND
   DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD,
   AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION,
   AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE
   NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED
   ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
   AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN
   ABOVE.
3  THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED
   INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE
   NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES,
   EXPENSES, OR TAXES.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Arktos Master Fund.

  SHAREHOLDER FEES                                                                                   NONE

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES...............................................................................     0.90%
  DISTRIBUTION (12b-1) FEES.....................................................................     NONE
  OTHER EXPENSES................................................................................     0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES..........................................................     0.92%


EXAMPLE
This Example is intended to help you compare the cost of investing in the shares of the Arktos Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 Arktos Master Fund             1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------- ------------ ------------ ------------ ------------
                                  $97         $302         $524        $1,162

JUNO MASTER FUND
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY
FUND OBJECTIVE
The Juno Master Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

Unlike a traditional index fund, the Juno Master Fund's benchmark is to perform exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions and may enter into swap agreements. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

PRINCIPAL RISKS
In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes. These interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

PERFORMANCE
The bar chart and table show the performance of the Juno Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2005 THROUGH JUNE 30, 2005 IS -9.54%

JUNO MASTER FUND
2001       2.34        HIGHEST QUARTER RETURN         6.36%
                       (quarter ended June 30, 2004)
2002     -16.45        LOWEST QUARTER RETURN        -13.12%
                       (quarter ended September 30,
                       2002)
2003      -1.51

2004      -8.34



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)
MASTER SHARES

                                                                    PAST 1 YEAR   SINCE INCEPTION
                                                                                        4/03/2000
--------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -8.34%            -6.23%
RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                   -8.34%            -6.84%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(2)           -5.42%            -5.51%
LEHMAN LONG TREASURY BOND INDEX(3)                                        7.70%             8.84%

1  THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2  AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME
   AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL
   TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND
   MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A
   CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND
   DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD,
   AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION,
   AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE
   NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED
   ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
   AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN
   ABOVE.
3  THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS WIDELY
   RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Juno Master Fund.


  SHAREHOLDER FEES                                                                                   NONE
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES................................................................................    0.90%
  DISTRIBUTION (12b-1) FEES......................................................................    NONE
  OTHER EXPENSES
   SHORT INTEREST EXPENSE ......................................................................     3.79%
   REMAINING OTHER EXPENSES ....................................................................     0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES...........................................................    4.71%

IMPORTANT INFORMATION REGARDING STATED EXPENSES - Short Interest Expense occurs because the Fund short-sells the Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Investment Adviser or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio would have equaled 0.92%.

EXAMPLE This Example is intended to help you compare the cost of investing in the shares of the Juno Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 Juno Master Fund               1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------- ------------ ------------ ------------ ------------
                                 $495        $1,484       $2,475       $4,958

MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
The Funds seek to provide investment results that MATCH the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND                                    BENCHMARK

NOVA MASTER FUND                        150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX
URSA MASTER FUND                        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500(R) INDEX
ARKTOS MASTER FUND                      INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
JUNO MASTER FUND                        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE LONG TREASURY BOND


A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.
--------------------------------------------------------------------------------

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Investments (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

OTHER INVESTMENT PRACTICES AND STRATEGIES
Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO MASTER FUND) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (JUNO MASTER FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

INDUSTRY CONCENTRATION RISK (ARKTOS MASTER FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the Arktos Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

TRACKING ERROR RISK (ALL FUNDS) - While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short- term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     The risks associated with the Funds' use of futures and options contracts include:

     o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

     o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

     o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

     o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

SHORT SALES RISK (ALL FUNDS EXCEPT NOVA MASTER FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

EARLY CLOSING RISK - (ALL FUNDS) The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

SHAREHOLDER INFORMATION GUIDE

PURCHASING AND REDEEMING SHARES
Shares of the Master Funds are offered only to feeder funds in the Trust's "master-feeder" structure.


--------------------------------------------------------------------------------
CALCULATING NAV
The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investment trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT
Dividends and distributions will be paid in the form of additional Master Fund shares.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.


TAX STATUS OF DISTRIBUTIONS

o Each Master Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The distributions by a Master Fund to its feeder funds will either be in the form on income dividends or capital gains distributions, which result from gains on the sale or exchange of the Master Fund's capital assets held by it for more than one year.

TAX STATUS OF SHARE TRANSACTIONS

It is anticipated that the feeder funds will purchase additional shares of a Master Fund when additional investments are made in the feeder funds and redeem shares of a Master Fund in order to satisfy the feeder funds' redemption requests. Each sale, exchange or redemption of shares of a Master Fund by the feeder funds will be taxable events to the feeder funds. Any losses realized by the feeder funds on such sales, exchanges or redemptions may be subject to the limitations on such sales, exchanges or redemptions may be subject to the limitations set forth under the so-called "wash sale" rules.

STATE TAX CONSIDERATIONS
A Master Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Series Funds since the Trust's inception over 11 years ago. The Advisor also serves as the investment adviser of the Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, and serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2005, based on the average daily net assets for each Fund, as set forth below:



FUND                                                       ADVISORY FEE
-------------------------------------------------------------------------
NOVA MASTER                                                   0.75%
URSA MASTER                                                   0.90%
ARKTOS MASTER                                                 0.90%
JUNO MASTER                                                   0.90%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed each of the Funds since their respective inception dates.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University. Mr. Flaig has co-managed each of the Funds since their respective inception dates.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their respective inception dates.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' Shares. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose reports, along with the financial statements and related notes, appear in the Trust's 2005 Annual Reports. The 2005 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2005 Annual Reports are incorporated by reference in the SAI.

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET REALIZED    NET INCREASE
                          NET ASSET       NET           AND         (DECREASE)     DISTRIBUTIONS   DISTRIBUTIONS
                            VALUE,     INVESTMENT   UNREALIZED     IN NET ASSET      FROM NET        FROM NET
                          BEGINNING      INCOME   GAINS (LOSSES) VALUE RESULTING    INVESTMENT       REALIZED          TOTAL
                          OF PERIOD      (LOSS)    ON SECURITIES FROM OPERATIONS      INCOME       CAPITAL GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
NOVA MASTER PORTFOLIO
     MARCH 31, 2005       $    42.41   $      .66   $     2.79     $     3.45       $     (--)#      $   --          $ ( --)#
     March 31, 2004            27.42          .32        14.99          15.31            (.32)           --             (.32)
     March 31, 2003            45.36          .31       (17.94)        (17.63)           (.31)           --             (.31)
     March 31, 2002*           50.00          .34        (4.62)         (4.28)           (.36)           --             (.36)
URSA MASTER PORTFOLIO
     MARCH 31, 2005            59.44          .45        (3.32)         (2.87)             --            --               --
     March 31, 2004            81.01          .06       (21.59)        (21.53)           (.04)           --             (.04)
     March 31, 2003            64.57          .46        16.44          16.90            (.46)           --             (.46)
     March 31, 2002            65.19         1.22         (.35)           .87           (1.49)           --            (1.49)
     March 31, 2001*           49.71         2.80        15.50          18.30           (2.82)           --            (2.82)
ARKTOS MASTER PORTFOLIO
     MARCH 31, 2005            60.55          .37        (2.79)         (2.42)             --            --               --
     March 31, 2004            88.73        (1.93)      (26.25)        (28.18)             --            --               --
     March 31, 2003            85.18         6.71        16.02          22.73          (19.18)           --           (19.18)
     March 31, 2002            96.47         1.37        (8.93)         (7.56)          (3.73)           --            (3.73)
     March 31, 2001*           53.67         3.70        42.92          46.62           (3.82)           --            (3.82)
JUNO MASTER PORTFOLIO
     MARCH 31, 2005            34.90         (.62)        (.69)         (1.31)             --            --               --
     March 31, 2004            37.35         (.61)       (1.84)         (2.45)             --            --               --
     March 31, 2003            46.25         (.41)       (8.49)         (8.90)             --            --               --
     March 31, 2002            45.39          .69         1.14           1.83            (.97)           --             (.97)
     March 31, 2001*           49.91         2.72        (4.45)         (1.73)          (2.79)           --            (2.79)

                                                                                  RATIO TO AVERAGE NET ASSETS:
                                                                   -------------------------------------------------------------
                         NET INCREASE   NET ASSET                                                                        NET
                         (DECREASE)IN     VALUE       TOTAL                                                          INVESTMENT
                          NET ASSET      END OF     INVESTMENT         GROSS            NET          OPERATING         INCOME
                             VALUE       PERIOD       RETURN         EXPENSES        EXPENSES        EXPENSES/         (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
NOVA MASTER PORTFOLIO
     MARCH 31, 2005       $     3.45   $    45.86         8.14%          0.77%           0.77%         0.77%             1.26%
     March 31, 2004            14.99        42.41        55.84%          0.78%           0.78%         0.78%             0.81%
     March 31, 2003           (17.94)       27.42       (38.94)%         0.79%           0.79%         0.79%             0.91%
     March 31, 2002*           (4.64)       45.36        (8.54)%         0.86%**         0.86%**       0.86%**           0.69%**
URSA MASTER PORTFOLIO
     MARCH 31, 2005            (2.87)       56.57        (4.83)%         0.92%           0.92%         0.92%             0.71%
     March 31, 2004           (21.57)       59.44       (26.58)%         0.93%           0.93%         0.93%             0.09%
     March 31, 2003            16.44        81.01        26.21%          0.94%           0.94%         0.94%             0.52%
     March 31, 2002             (.62)       64.57         1.37%          0.94%           0.94%         0.94%             1.90%
     March 31, 2001*           15.48        65.19        38.06%          0.95%**         0.95%**       0.95%**           5.11%**
ARKTOS MASTER PORTFOLIO
     MARCH 31, 2005            (2.42)       58.13        (4.00)%         0.92%           0.92%         0.92%             0.66%
     March 31, 2004           (28.18)       60.55       (31.76)%         0.93%           0.93%         0.93%             0.10%
     March 31, 2003             3.55        88.73        20.95%          0.94%           0.94%         0.94%             0.51%
     March 31, 2002           (11.29)       85.18        (8.03)%         0.94%           0.94%         0.94%             1.63%
     March 31, 2001*           42.80        96.47        91.61%          0.96%**         0.95%**       0.95%**           6.58%**
JUNO MASTER PORTFOLIO
     MARCH 31, 2005            (1.31)       33.59        (3.75)%         4.71%           4.71%         0.92%            (1.93)%
     March 31, 2004            (2.45)       34.90        (6.56)%         5.12%##         5.12%##       0.93%            (3.39)%
     March 31, 2003            (8.90)       37.35       (19.24)%         5.18%##+        5.18%##+      0.94%            (2.72)%
     March 31, 2002              .86        46.25         4.12%          0.93%           0.93%         0.93%             1.61%
     March 31, 2001*           (4.52)       45.39        (3.67)%         0.94%**         0.94%**       0.94%**           5.04%**

                                         NET ASSET
                           PORTFOLIO      END OF
                           TURNOVER    PERIOD (000'S
                            RATE***      OMITTED)
----------------------------------------------------
NOVA MASTER PORTFOLIO
     MARCH 31, 2005              388%  $     295,669
     March 31, 2004              540%        266,248
     March 31, 2003              603%        170,793
     March 31, 2002*             401%        291,992
URSA MASTER PORTFOLIO
     MARCH 31, 2005               --         418,267
     March 31, 2004               --         444,281
     March 31, 2003               --         529,062
     March 31, 2002               --         228,485
     March 31, 2001*              --         225,040
ARKTOS MASTER PORTFOLIO
     MARCH 31, 2005               --         236,748
     March 31, 2004               --         262,356
     March 31, 2003               --         149,147
     March 31, 2002               --         115,929
     March 31, 2001*           1,788%         78,919
JUNO MASTER PORTFOLIO
     MARCH 31, 2005              101%      2,775,592
     March 31, 2004              187%      1,445,842
     March 31, 2003               --         189,968
     March 31, 2002               --          33,105
     March 31, 2001*              --          12,417

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 2000 -- URSA MASTER PORTFOLIO, ARKTOS MASTER PORTFOLIO, AND JUNO MASTER PORTFOLIO; AUGUST 1, 2001-- NOVA MASTER PORTFOLIO.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. THE URSA MASTER PORTFOLIO AND THE ARKTOS MASTER PORTFOLIO TYPICALLY HOLDS MOST OF ITS INVESTMENTS IN OPTIONS AND FUTURES CONTRACTS WHICH ARE DEEMED SHORT-TERM SECURITIES.

  +   UNAUDITED

  #   LESS THAN $.01 PER SHARE: NOVA MASTER PORTFOLIO= $.00009

 ## THE JUNO MASTER PORTFOLIO HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT. THIS RESTATEMENT HAD NO EFFECT ON THE JUNO MASTER PORTFOLIO'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS, AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

  /   OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

BENCHMARK INFORMATION
---------------------

STANDARD &POOR'S AND NASDAQ (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE THE FUNDS AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

         O THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

         O THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

         O THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR
           ANY DATA INCLUDED THEREIN;

         O THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE
           FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

         O THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH
           RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

         O RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER
           SECURITIES;

         O HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT
           THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

         O HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION,
           MANAGEMENT OR MARKETING OF THE FUNDS;

         O CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN
           DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

         O WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY
           ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

         O WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR
           CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500 AND "500," ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

         ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

         YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT,
         YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

         NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

         THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

[GRAPHIC OMITTED]

9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexinvestments.com

                                                                  STRATEGIC FUND
                                                     S&P Diversified Trends Fund

                                                              RYDEX SERIES FUNDS
                                        H-CLASS SHARES PROSPECTUS AUGUST 1, 2005

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]RYDEXINVESTMENTS
                                                ESSENTIAL FOR MODERN MARKETS(TM)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     RYDEX STRATEGIC FUND OVERVIEW                               XX
                 S&P DIVERSIFIED TRENDS FUND                     XX
     INVESTMENTS AND RISKS                                       XX
     SHAREHOLDER INFORMATION                                     XX
     TRANSACTION INFORMATION                                     XX
     BUYING FUND SHARES                                          XX
     SELLING FUND SHARES                                         XX
     EXCHANGING FUND SHARES                                      XX
     RYDEX ACCOUNT POLICIES                                      XX
     DISTRIBUTION AND SHAREHOLDER SERVICES                       XX
     DIVIDENDS AND DISTRIBUTIONS                                 XX
     TAX INFORMATION                                             XX
     MANAGEMENT OF THE FUND                                      XX

                               RYDEX SERIES FUNDS

                                 H-CLASS SHARES
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Rydex S&P Diversified Trends Fund (the "Strategic Fund" or the "Fund").

H-Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries"). Investors may exchange shares of the Fund through the Rydex web site - WWW.RYDEXINVESTMENTS.COM - and over the phone.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

RYDEX S&P DIVERSIFIED TRENDS FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex S&P Diversified Trends Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator (the "underlying benchmark"). The Fund's investment objective and benchmark are non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying benchmark. However, when the value of the underlying benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying benchmark.

PRINCIPAL INVESTMENT STRATEGY

The Fund will invest substantially all (at least 80%) of its assets in the components of the underlying benchmark and/or derivatives and other instruments whose performance is expected to correspond to that of the underlying benchmark. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The components of the underlying benchmark consist of 24 futures contracts, allocated 50% to financial futures, E.G., interest rates and currencies, and 50% to physical commodities, E.G., energy and metals. The 24 futures contracts are grouped into 14 sectors, which are then positioned either long or short based on their prices relative to their moving averages. The Fund intends to enter into short sales, futures, options, swaps and other similar transactions to track the Fund's underlying benchmark. On certain occasions the Fund may employ leveraging techniques to match the corresponding benchmark.

To collateralize Fund transactions on a day-to-day basis, the Fund will hold U.S. Government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less.

PRINCIPAL RISKS

The Rydex S&P Diversified Trends Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Generally, the performance of the various sectors of the commodity markets is cyclical in nature. While the long/short aspect of the S&P Diversified Trends Indicator(R) is designed to seek to provide positive performance in both up and down markets, periods in which the market is non-directional or flat can cause the S&P Diversified Trends Indicator(R) to underperform. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Fund's use of derivatives such as swap agreements to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. Tracking error may cause the Fund's performance to be less than you expect.

INTEREST RATE RISK - As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

                                                                    PROSPECTUS 5


COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

CURRENCY RISK - The Fund's exposure to foreign currencies subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

6


PERFORMANCE

The Rydex S&P Diversified Trends Fund has not commenced operations. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Rydex S&P Diversified Trends Fund.

       SHAREHOLDER FEES*                                                                              X.X%
       ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
       MANAGEMENT FEES___________________________________________________________________________    0.90%
       DISTRIBUTION (12b-1) FEES_________________________________________________________________    0.25%
       OTHER EXPENSES**__________________________________________________________________________     X.X%
       TOTAL ANNUAL FUND OPERATING EXPENSES______________________________________________________     X.X%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

**    OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Rydex S&P Diversified Trends Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       Rydex S&P Diversified Trends Fund      1 YEAR       3 YEARS
       --------------------------------------------------------------
       H-Class                                 $XXX          $XXX

                                                                    PROSPECTUS 7


MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

A BRIEF GUIDE TO THE BENCHMARK

THE S&P DIVERSIFIED TRENDS INDICATOR(R). The indicator follows a quantitative methodology of a diversified portfolio of 24 futures contracts ("components") formed into sectors that are designed to reflect and track (price) trends while maintaining low volatility. Exposure is divided equally 50%/50% between tangible commodities and financials in order to increase the internal non-correlation among the components and to add liquidity to the investment. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional, to gross domestic product (GDP). Components of the Sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor") develops and implements structured investment strategies designed to achieve the Fund's objective.

The Advisor uses quantitative methods to construct a portfolio that correlates highly with the Fund's benchmark. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's benchmark in order to maintain consistency and predictability.

MASTER FEEDER INVESTMENT STRUCTURE

The Fund reserves the right to pursue its investment objective through a "master-feeder arrangement." Under a master-feeder arrangement, a fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, E.G., the Rydex S&P Diversified Trends Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund would have an indirect interest in all of the securities owned by its corresponding master Fund. Because of this indirect interest, the Fund's investment returns should be the same as those of its corresponding master Fund, adjusted for fund expenses.

If the Fund pursues its investment objective through a master-feeder arrangement, the Advisor would manage the investment portfolios of both the Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder fund level. This arrangement avoids a "layering" of fees, E.G., the Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Fund pursued its investment objective directly. The Fund is permitted to change its investment strategy in order to pursue its investment objective through a master-feeder arrangement without shareholder approval, if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, the Fund may discontinue investing through the master-feeder arrangement and pursue its investment objectives directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As indicated below, the Fund is subject to a number of risks that may affect the value of its shares.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day.

8


If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its share may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objectives. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK - The Fund may invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. It may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

      The risks associated with the Fund's use of futures and options contracts include:

      o The Fund experiences losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

      o Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is

                                                                    PROSPECTUS 9


creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

SHORT SALES RISK - Short sales are transactions in which a fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

LIQUIDITY RISK - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

TAX RISK - As noted above, the Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") is not certain. The Fund has not obtained an opinion of counsel, and there are no specific Internal Revenue Service ("Service") rulings or pronouncements concerning the appropriate treatment of the income produced by certain commodity-linked derivative instruments under the regulated investment company qualification provisions of the Code. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to the risk of diminished investment returns. See "Tax Information."

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

10


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at
800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

      --------------------------------------------------------------------------

      MINIMUM AMOUNTS

      The minimum initial investment amount and minimum account balance for H-Class Shares are:

      o $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)

      o $15,000 for accounts managed by a financial professional

      For new IRA accounts to meet the minimum initial investment amount applicable to H-Class Shares, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

      There are no minimum amounts for subsequent investments in the Fund. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.

      --------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

                                                                   PROSPECTUS 11


TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

--------------------------------------------------------------------------------

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

The Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes or a particular small cap security experiences diminished liquidity due to low trading volume throughout the trading day.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

--------------------------------------------------------------------------------

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Fund's transfer agent, distributor, or authorized dealer subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Fund's Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

------------------------------------------------------------------------
FUND                         CUT-OFF TIME (ET)    CUT-OFF TIME (ET)
------------------------------------------------------------------------
ALL STRATEGIC FUNDS                                   3:45 P.M.*
------------------------------------------------------------------------

* FOR INTERNET TRANSACTIONS IN THE STRATEGIC FUNDS, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME.

12


EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Fund. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times.

PURCHASE PROCEDURES

The Fund offers you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

-------------------------------------------------------------------------------------------------
                         INITIAL PURCHASE                   SUBSEQUENT PURCHASES
                 --------------------------------------------------------------------------------
BY MAIL          Complete the account application  Complete the Rydex investment slip
IRA AND OTHER    that corresponds to the type of   included with your quarterly
RETIREMENT       account you are opening.          statement or send written purchase
ACCOUNTS         o MAKE SURE TO DESIGNATE WHICH    instructions that include:
REQUIRE          RYDEX FUND(S) YOU WANT TO         o YOUR NAME
ADDITIONAL       PURCHASE.                         o YOUR SHAREHOLDER ACCOUNT NUMBER
PAPERWORK.       o MAKE SURE YOUR INVESTMENT       o WHICH RYDEX FUND(S) YOU WANT TO
                 MEETS THE ACCOUNT MINIMUM.        PURCHASE.
CALL RYDEX       --------------------------------------------------------------------------------
SHAREHOLDER                   Make your check payable to RYDEX INVESTMENTS.
SERVICES TO      --------------------------------------------------------------------------------
REQUEST A          Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
RETIREMENT       --------------------------------------------------------------------------------
ACCOUNT             Include the name of the Rydex Fund(s) you want to purchase on your
INVESTOR                                          check.
APPLICATION        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
KIT.              INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                             FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
                 --------------------------------------------------------------------------------
                  Mail your application and check        Mail your written purchase instructions
                                to:                      and check to:
                 --------------------------------------------------------------------------------
                 MAILING ADDRESS:

                 Rydex Investments
                 Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
-------------------------------------------------------------------------------------------------

                                                                   PROSPECTUS 13


------------------------------------------------------------------------------------------
                           INITIAL PURCHASE                  SUBSEQUENT PURCHASES
                  ------------------------------------------------------------------------
                  Obtain an account number by         Be sure to designate in your wire
                  completing the account              instructions which Rydex Fund(s)
                  application that corresponds to          you want to purchase.
                  the type of account you are
                  opening. Then, fax or mail it to
                  Rydex.
                  o MAKE SURE TO DESIGNATE WHICH
                  RYDEX FUND(S) YOU WANT TO
                  PURCHASE.
                  o MAKE SURE YOUR INVESTMENT MEETS
                  THE ACCOUNT MINIMUM.
                  ------------------------------------------------------------------------
BY WIRE           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE
RYDEX FAX NUMBER: THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR
301.296.5103      THE RYDEX FUND(S) YOU ARE PURCHASING:
                  o Account Number
RYDEX             o Fund Name
SHAREHOLDER       o Amount of Wire
SERVICES PHONE    o Fed Wire Reference Number (upon request)
NUMBER:           You will receive a confirmation number to verify that your purchase
800.820.0888      order has been accepted.
OR
301.296.5406       IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE,
                  YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
                  ------------------------------------------------------------------------
                  WIRE INSTRUCTIONS:

                  U.S. Bank
                  Cincinnati, OH
                  Routing Number: 0420-00013
                  For Account of: Rydex Investments
                  Account Number: 48038-9030
                  [Your Name]
                  [Your shareholder account number]

                   IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
                   INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                             FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
------------------------------------------------------------------------------------------
BY                Follow the directions on the Rydex web site - www.rydexinvestments.com
INTERNET
(ACH)
------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent does not receive your wire transfer

o if the transfer agent does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

14


SELLING FUND SHARES
--------------------------------------------------------------------------------

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

The Fund offers you the option to send redemption orders by:

--------------------------------------------------------------------------------
        MAIL      Rydex Investments
                  Attn: Ops. Dept.
                  9601 Blackwell Road, Suite 500
                  Rockville, MD 20850
--------------------------------------------------------------------------------
         FAX      301.296.5103
                  If you send your redemption order by fax, you should call
                  Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
      TELEPHONE   800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

                                                                   PROSPECTUS 15


--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

--------------------------------------------------------------------------------

LOW BALANCE ACCOUNTS

The Fund may redeem your shares if the value of your account falls below the required minimum investment amount due to redemption activity. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. In addition, to offset the administrative expense of servicing small accounts, the Fund may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Fund for H-Class, Investor Class or Advisor Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Fund's transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Fund offers you the option to send exchange requests by:

--------------------------------------------------------------------------------
                  Rydex Investments
                  Attn: Ops. Dept.
                  9601 Blackwell Road, Suite 500
        MAIL      Rockville, MD 20850
--------------------------------------------------------------------------------
                  301.296.5103
        FAX       If you send your exchange request by fax, you should call
                  Rydex shareholder services at 800.820.0888 to verify that your fax was received.
--------------------------------------------------------------------------------
     TELEPHONE    800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
      INTERNET    Follow the directions on the Rydex web site -
                  www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

16


EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of H-Class Shares of any Fund for H-Class, Investor Class or Advisor Class Shares of any Rydex Dynamic Fund, Rydex Benchmark Fund, Rydex Sector Fund or Rydex Money Market Fund (collectively, the "Rydex Funds"). The Rydex Funds are separate mutual funds offered through separate prospectuses. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not described in this Prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

                                                                   PROSPECTUS 17


eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

o $15 per year for low balance accounts

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the S&P Diversified Trends Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. Currently, the Fund restricts shareholders to no more than one substantive redemption out of the Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in it sole discretion, could adversely affect management of the Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. The Board of Trustees has approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within 30 days of buying them (either by purchase or exchange) subject to the limitations discussed below. To date, the Fund has not implemented this option nor has it chosen to impose costs or administrative fees on shareholders. In the event that the Fund decides to implement the redemption fee, such fee will be imposed uniformly by the Fund subject to the limitations discussed below. For purposes of applying the Fund's policies, Rydex Investments may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex Investments reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

18

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Fund has adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

OTHER COMPENSATION TO DEALERS

In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customers' assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

                                                                   PROSPECTUS 19
TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). The status as Qualifying Income of the income produced by certain commodity-linked derivative instruments, including commodity swap agreements is not certain and existing authority does not fully address the treatment of the income produced by such swap agreements or other instruments under the Code or, in the case of swap agreements, under related securities laws. As noted above, the Fund has not obtained an opinion of counsel, and there are no specific Service rulings or pronouncements concerning the appropriate treatment of the income produced by certain commodity-linked derivative instruments under the regulated investment company qualification provisions of the Code. If the Fund were to fail to qualify as a regulated investment company in any year, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

TAX STATUS OF DISTRIBUTIONS

o The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

o Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

20

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Fund. The Advisor has served as the investment adviser of the Rydex Series Funds since the Trust's inception over 11 years ago. The Advisor also serves as the investment adviser of the Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, and serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee at an annualized rate, based on the average daily net assets for the Fund, as set forth below:

FUND                                                           ADVISORY FEE
----------------------------------------------------------------------------
S&P Diversified Trends Fund                                            X.XX%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Fund since its inception.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University. Mr. Flaig has co-managed the Fund since its inception.

                                                                   PROSPECTUS 21


JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Fund since its inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

22


BENCHMARK INFORMATION
--------------------------------------------------------------------------------

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P") OR ALPHA FINANCIAL TECHNOLOGIES, INC. ("AFT"), THE OWNER OF THE S&P DTI. S&P AND AFT MAKE NO REPRESENTATION, CONDITION, WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P DTI TO PROVIDE A BASIS FOR SUPERIOR INVESTMENT PERFORMANCE. S&P'S AND AFT'S ONLY RELATIONSHIP TO LICENSEE IS THE LICENSING OF CERTAIN OF THEIR TRADEMARKS AND OF THE S&P DTI, WHICH IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO LICENSEE OR THE FUND. S&P AND AFT HAVE NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P DTI. S&P AND AFT ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. S&P AND AFT HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.

S&P AND AFT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P DTI OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND AFT MAKE NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN. S&P AND AFT MAKE NO EXPRESS OR IMPLIED WARRANTIES OR
CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P DTI OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR AFT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHER IS LOCATED IN THE SAI.

                                                                   PROSPECTUS 23


      ADDITIONAL INFORMATION ABOUT THE FUND IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING
      ADDRESS: PUBLICINFO@SEC.GOV.

      YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

      NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

      THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

24


-----------------------

  [LOGO]RYDEX(R)

-----------------------

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXINVESTMENTS.COM

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):


       NOVA FUND                              ARKTOS MASTER FUND
       URSA FUND                              JUNO MASTER FUND
       OTC FUND                               BANKING FUND
       ARKTOS FUND                            BASIC MATERIALS FUND
       MEDIUS FUND                            BIOTECHNOLOGY FUND
       MEKROS FUND                            COMMODITIES FUND
       U.S. GOVERNMENT BOND FUND              CONSUMER PRODUCTS FUND
       JUNO FUND                              ELECTRONICS FUND
       LARGE-CAP EUROPE FUND                  ENERGY FUND
       LARGE-CAP JAPAN FUND                   ENERGY SERVICES FUND
       LARGE-CAP VALUE FUND                   FINANCIAL SERVICES FUND
       LARGE-CAP GROWTH FUND                  HEALTH CARE FUND
       MID-CAP VALUE FUND                     INTERNET FUND
       MID-CAP GROWTH FUND                    LEISURE FUND
       INVERSE MID-CAP FUND                   PRECIOUS METALS FUND
       SMALL-CAP VALUE FUND                   REAL ESTATE FUND
       SMALL-CAP GROWTH FUND                  RETAILING FUND
       INVERSE SMALL-CAP FUND                 TECHNOLOGY FUND
       STRENGTHENING DOLLAR FUND              TELECOMMUNICATIONS FUND
       WEAKENING DOLLAR FUND                  TRANSPORTATION FUND
       NOVA MASTER FUND                       UTILITIES FUND
       URSA MASTER FUND                       U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's current prospectuses for Advisor Class, Investor Class, A-Class, C-Class and H-Class Shares (the "Prospectuses"). Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference and must be delivered with this SAI.

                     The date of this SAI is August 1, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION ABOUT THE TRUST............................................1


INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS..............................2

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS.................................23

DESCRIPTION OF THE MONEY MARKET FUND..........................................27

INVESTMENT RESTRICTIONS.......................................................27

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................33

MANAGEMENT OF THE TRUST.......................................................40

PRINCIPAL HOLDERS OF SECURITIES...............................................57

DETERMINATION OF NET ASSET VALUE.............................................102

PURCHASE AND REDEMPTION OF SHARES............................................104

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS ..............105

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................108

OTHER INFORMATION............................................................114

INDEX PUBLISHERS.............................................................116

COUNSEL......................................................................117

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND CUSTODIAN.................117

FINANCIAL STATEMENTS.........................................................117


APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.


This SAI relates to the following series of the Trust:

--------------------------------------------------------------------------------
                              THE "BENCHMARK FUNDS"
--------------------------------------------------------------------------------
Nova                                  Mekros                Small-Cap Growth
--------------------------------------------------------------------------------
Ursa                                  Large-Cap Value       Inverse Small-Cap
--------------------------------------------------------------------------------
OTC                                   Large-Cap Growth      Large-Cap Europe*
--------------------------------------------------------------------------------
Arktos                                Mid-Cap Value         Large-Cap Japan*
--------------------------------------------------------------------------------
U.S. Government Bond (the "Bond       Mid-Cap Growth        Strengthening Dollar
Fund")
--------------------------------------------------------------------------------
Juno                                  Inverse Mid-Cap       Weakening Dollar
--------------------------------------------------------------------------------
Medius                                Small-Cap Value
--------------------------------------------------------------------------------

*THE LARGE-CAP EUROPE AND LARGE-CAP JAPAN FUNDS ARE ALSO REFERRED TO AS THE "INTERNATIONAL FUNDS."

--------------------------------------------------------------------------------
                               THE "SECTOR FUNDS"
--------------------------------------------------------------------------------
Banking                               Energy Services       Retailing
--------------------------------------------------------------------------------
Basic Materials                       Financial Services    Technology
--------------------------------------------------------------------------------
Biotechnology                         Health Care           Telecommunications
--------------------------------------------------------------------------------
Commodities                           Internet              Transportation
--------------------------------------------------------------------------------
Consumer Products                     Leisure               Utilities
--------------------------------------------------------------------------------
Electronics                           Precious Metals
--------------------------------------------------------------------------------
Energy                                Real Estate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             THE "MONEY MARKET FUND"
--------------------------------------------------------------------------------
U.S. Government Money Market
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               THE "MASTER FUNDS*"
--------------------------------------------------------------------------------
                                   Nova Master
--------------------------------------------------------------------------------
                                   Ursa Master
--------------------------------------------------------------------------------
                                  Arktos Master
--------------------------------------------------------------------------------
                                   Juno Master
--------------------------------------------------------------------------------

*THESE FUNDS SERVE AS MASTER FUNDS IN A MASTER-FEEDER ARRANGEMENT WITH THE NOVA, URSA, ARKTOS AND JUNO FUNDS, RESPECTIVELY. FOR MORE INFORMATION ON THE MASTER-FEEDER STRUCTURE, SEE "DIVIDENDS, DISTRIBUTIONS, AND TAXES - MASTER-FEEDER STRUCTURE."

Each Fund is an open-end, management investment company. The Trust currently offers Investor Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares and H-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales load is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes." Additional Funds and/or classes of shares may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL


Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The benchmark of the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, OTC Fund, Juno Fund, Juno Master Fund and Bond Fund are fundamental policies which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The investment objective of each remaining Benchmark Fund, Master Fund, and each Sector Fund is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, the corresponding sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.


BORROWING


The Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund,
Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Strengthening Dollar Fund, Weakening Dollar Fund and Sector Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Strengthening Dollar Fund, Weakening Dollar Fund, or Sector Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund,
Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Strengthening Dollar Fund, Weakening Dollar Fund and Sector Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.


CURRENCY TRANSACTIONS


INTERNATIONAL FUNDS. Although the International Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S.
Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

STRENGTHENING DOLLAR FUND AND WEAKENING DOLLAR FUND. The Strengthening Dollar and Weakening Dollar Funds conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Strengthening Dollar and Weakening Dollar Funds may also enter into forward currency contracts.

The Strengthening Dollar and Weakening Dollar Funds may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

The Strengthening Dollar and Weakening Dollar Funds may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Strengthening Dollar and Weakening Dollar Funds may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Strengthening Dollar and Weakening Dollar Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that the Strengthening Dollar and Weakening Dollar Funds may have to limit their currency transactions to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The Strengthening Dollar and Weakening Dollar Funds currently do not intend to enter into a forward currency contract with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Strengthening Dollar and Weakening Dollar Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Strengthening Dollar and Weakening Dollar Funds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency. If the Funds engage in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Strengthening Dollar and Weakening Dollar Funds may convert their holdings of foreign currencies into U.S. Dollars from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

FOREIGN CURRENCY OPTIONS. The Strengthening Dollar and Weakening Dollar Funds may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCIES

The Strengthening Dollar and Weakening Dollar Funds will invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o INFLATION. Exchange rates changes to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds' investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that a Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's net asset value per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Funds will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Funds' assets also will be affected by the net investment income generated by the money market instruments in which the Funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Strengthening Dollar and Weakening Dollar Funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

FOREIGN CURRENCY WARRANTS. The Strengthening Dollar and Weakening Dollar Funds may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM ("CEWsSM") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (I.E., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. The Strengthening Dollar and Weakening Dollar Funds may invest in principal exchange rate linked securities ("PERLs(SM)"). PERLs(SM) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" PERLs(SM) is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLs(SM) are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs(SM) may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER. The Strengthening Dollar and Weakening Dollar Funds may invest in performance indexed paper ("PIP(SM)"). PIP(SM) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIP(SM) is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


FOREIGN ISSUERS


The International and Sector Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE. The Large-Cap Europe Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50SM Index (the "STOXX 50 Index"). The STOXX 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 17 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 17 countries include Switzerland, Norway, and 15 of the 25 countries of the European Union ("EU"); these 15 countries are Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The EU's primary goal is the creation of a single, unified market through which goods, people and capital could move freely.


The EU established a single currency - the Euro, to replace each member country's domestic currencies. On January 1, 1999, the Euro became a currency. After a three-year transition period, the Euro began circulating on January 1, 2002, and replaced the currencies previously used by Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.


The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. Unemployment is relatively high from a historical perspective and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.


RISK FACTORS REGARDING JAPAN. The Large-Cap Japan Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. Japanese stock exchanges are located in eight cities: Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The Tokyo Stock Exchange is the largest of the eight exchanges in Japan. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks, which are traded over-the-counter. Securities are denominated in the official unit of currency, the Japanese Yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices.

While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese  unemployment  levels  are  high and  have  been an area of  increasing concern. The Japanese financial sector is in need of reform involving overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.

Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.


FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds (other than the Money Market Fund) may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Funds use futures and/or options on futures, the Funds will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sell a futures contract, or sell an option thereon, the Funds are required to "cover" their position in order to limit leveraging and related risks. To cover their position, the Funds may maintain with their custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Funds continue to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Funds may undertake and on the potential increase in the speculative character of the Funds' outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Funds may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap

Growth Fund, Inverse Small-Cap Fund, International Funds and Sector Funds may buy call options and write (sell) put options on securities; the Ursa Fund and Arktos Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Strengthening Dollar Fund, Weakening Dollar Fund and Sector Funds may purchase call options and write put options; the Ursa Fund, Arktos Fund, Strengthening Dollar Fund and Weakening Dollar Fund may purchase put options and write call options; The Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, Strengthening Dollar Fund, and Weakening Dollar Fund may buy put and call options, and write (sell) put and call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing a Fund's investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium, therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by a Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Commodities Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

o COMBINED POSITIONS. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

HYBRID INSTRUMENTS

The Commodities Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


ILLIQUID SECURITIES


While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Funds may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds (other than the Bond Fund and Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Nova, Ursa, Arktos and Juno Funds pursue their respective investment goals through a master-feeder arrangement. The Bond Fund and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.


If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.


LENDING OF PORTFOLIO SECURITIES


Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.




PORTFOLIO TURNOVER

As discussed in the Prospectuses, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "Rydex Account Policies" and "Financial Highlights" in the Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.





"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one year.


REAL ESTATE INVESTMENT TRUSTS


The Real Estate Fund will invest a majority of its assets in Real Estate Investment Trusts ("REITs"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and

Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.


REPURCHASE AGREEMENTS

As discussed in the Prospectuses, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Benchmark Funds, Master Funds, Commodities Fund, and Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Ursa Fund, Arktos Fund, Juno Fund, Ursa Master Fund, Arktos Master Fund, Juno Master Fund, Inverse Mid-Cap Fund, Inverse Small-Cap Fund and Weakening Dollar Fund may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security to close out the short sale by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.
Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Ursa Fund, Arktos Fund, Juno Fund, Ursa Master Fund, Arktos Master Fund, Juno Master Fund, Inverse Mid-Cap Fund, Inverse Small-Cap Fund or Weakening Dollar Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The International Funds, Nova Fund, Nova Master Fund, OTC Fund, Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Strengthening Dollar Fund and Sector Funds each may engage in short sales if, at the time of the short sale, a Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, these Funds may make a short sale when a Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.


SWAP AGREEMENTS


The Funds may enter into equity index or interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.


Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.


The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.



TRACKING ERROR


The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover);
(6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Funds' respective benchmark and the time the International Funds price their shares at the close of the NYSE; or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Funds' performance may tend to vary from the closing performance of the International Funds' respective benchmarks. However, each Fund's performance attempts to correlate highly with the movement in its respective benchmark over time.


U.S. GOVERNMENT SECURITIES


The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds may invest in U.S. Government Securities. The Juno Fund, Juno Master Fund, Strengthening Dollar Fund, Weakening Dollar Fund and Commodities Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).


Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Funds will also establish a segregated account with the Funds' custodian bank in which a Fund will maintain cash or liquid securities equal to or greater in value than a Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.


ZERO COUPON BONDS

The Bond Fund, Juno Fund, and Juno Master Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

BASIC MATERIALS FUND

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).


COMMODITIES FUND

The Fund primarily invests in commodity-linked instruments that will provide exposure to the commodities markets. The Fund's investment exposure will be heavily weighted toward oil and other energy-related commodities. The Fund may also be exposed to other commodities including, but not limited to, grain, gold, and livestock.


CONSUMER PRODUCTS FUND


The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (I.E., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.


ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND

The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND

The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.


The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:


      a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

      b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

      c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In  applying  the  gross  revenue  test,  an  issuer's  own   securities-related
activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

REAL ESTATE FUND


The Fund primarily invests in equity securities of publicly traded companies principally engaged in the real estate industry. Companies principally engaged in the real estate industry include REITs, master limited partnerships

("MLPs"), and real estate owners, real estate managers, real estate brokers, and real estate dealers, and may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. It is expected that the majority of the Fund's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, I.E., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Fund will invest primarily in Equity REITs. Shareholders in the Fund should realize that by investing in REITs indirectly through the Fund, they would bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national scale.


RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND


The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's Prospectuses. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.


DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE NOVA FUND, URSA FUND, JUNO FUND, BOND FUND, OTC FUND, ARKTOS FUND, PRECIOUS METALS FUND AND MASTER FUNDS

Each of the Nova, Ursa, Juno, Bond, OTC, Arktos, Precious Metals and Master Funds shall not:


1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except: (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations; (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

2.    Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

      6.1 THE PRECIOUS METALS FUND MAY (A) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (B) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.


7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


      7.1   THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF ITS
            TOTAL  ASSETS  IN  THE   SECURITIES   IN  THE   METALS-RELATED   AND
            MINERALS-RELATED INDUSTRIES.

8. Borrow money, except: (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank; or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

      8.1 THE NOVA FUND, NOVA MASTER FUND, AND BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

      8.2 THE JUNO FUND AND JUNO MASTER FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE

            OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

      9.1 THE URSA FUND, ARKTOS FUND, JUNO FUND, URSA MASTER FUND, ARKTOS MASTER FUND, AND JUNO MASTER FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN: (I) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC; OR (II) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.


FUNDAMENTAL POLICIES OF THE MEDIUS FUND, MEKROS FUND, LARGE-CAP EUROPE FUND, LARGE-CAP JAPAN FUND, LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, MID-CAP GROWTH FUND, INVERSE MID-CAP FUND, SMALL-CAP VALUE FUND, SMALL-CAP GROWTH FUND, INVERSE SMALL-CAP FUND, STRENGTHENING DOLLAR FUND, WEAKENING DOLLAR FUND AND SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND)

Each of the Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar, Weakening Dollar and Sector Funds shall not:

10. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowing exceed 5% of its total assets.

11. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

12. Purchase or sell real estate except that a Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).


13. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

14. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

15. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases except that this restriction does not apply to the Commodities Fund.

16. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund may be concentrated in an industry or group of industries within a sector. This limitation does not apply to investments or obligations of the U.S. Government, or any of its agencies or instrumentalities, or shares of investment companies.


FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

17. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.


18. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

19. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

20.   Write or purchase put or call options.

21. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

22. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

23. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

NON-FUNDAMENTAL POLICIES


The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.


The Funds may not:

1.    Invest in warrants.

2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

3.    Invest in mineral leases.


The Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Strengthening Dollar Fund, Weakening Dollar Fund and Sector Funds may not:


4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.


5. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

6. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

7. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each Sector Fund, except for the Commodities Fund, may not:

8. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The Commodities Fund may not:

9.    Change  its  investment  strategy  to invest at least 80% of its assets in
      commodity-linked   instruments   without   60  days'   prior   notice   to
      shareholders.


The U.S. Government Bond Fund and U.S. Government Money Market Fund may not:


10. Change their investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.


The Large-Cap Europe Fund may not:

11. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Japan Fund may not:

12. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Value Fund may not:

13. Change its investment strategy to invest at least 80% of its net assets in large cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Growth Fund may not:

14. Change its investment strategy to invest at least 80% of its net assets in large cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Mid-Cap Value Fund may not:


15. Change its investment strategy to invest at least 80% of its net assets in mid cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.


The Mid-Cap Growth Fund may not:


16. Change its investment strategy to invest at least 80% of its net assets in mid cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Mid-Cap Fund may not:

17. Change its investment strategy to invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.


The Small-Cap Value Fund may not:

18. Change its investment strategy to invest at least 80% of its net assets in small cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Small-Cap Growth Fund may not:


19. Change its investment strategy to invest at least 80% of its net assets in small cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Small-Cap Fund may not:

20. Change its investment strategy to invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.


With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 8 above under the heading "Fundamental Policies of the Nova Fund, Ursa Fund, Juno Fund, Bond Fund, OTC Fund, Arktos Fund, Precious Metals Fund and Master Funds" and in paragraph 10 above under the heading "Fundamental Policies of the Medius Fund, Mekros Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, Strengthening Dollar Fund, Weakening Dollar Fund and Sector Funds (other than the Precious Metals Fund)." With respect to borrowings in accordance with the limitations set forth in paragraphs 8 and 10, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Funds paid the following brokerage commissions:

--------------------------------------------------------------------------------------------------------------------
                                 FUND        AGGREGATE BROKERAGE     AGGREGATE BROKERAGE      AGGREGATE BROKERAGE
                               INCEPTION      COMMISSIONS DURING      COMMISSIONS DURING      COMMISSIONS DURING
         FUND NAME               DATE       FISCAL YEAR ENDED 2003  FISCAL YEAR ENDED 2004  FISCAL YEAR ENDED 2005
--------------------------------------------------------------------------------------------------------------------
           Nova*               7/12/1993             n/a                   n/a                        n/a
--------------------------------------------------------------------------------------------------------------------
        Nova Master            8/1/2001           $1,531,586              $813,129                 $660,578
--------------------------------------------------------------------------------------------------------------------
           Ursa*               1/7/1994              n/a                   n/a                        n/a
--------------------------------------------------------------------------------------------------------------------
        Ursa Master            4/1/2000            $357,983                $292,882                   n/a
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                 FUND        AGGREGATE BROKERAGE     AGGREGATE BROKERAGE      AGGREGATE BROKERAGE
                               INCEPTION      COMMISSIONS DURING      COMMISSIONS DURING      COMMISSIONS DURING
         FUND NAME               DATE       FISCAL YEAR ENDED 2003  FISCAL YEAR ENDED 2004  FISCAL YEAR ENDED 2005
--------------------------------------------------------------------------------------------------------------------
            OTC                2/14/1994          $1,335,247              $1,202,861              $1,145,560
--------------------------------------------------------------------------------------------------------------------
          Arktos*              9/3/1998              n/a                     n/a                     n/a
--------------------------------------------------------------------------------------------------------------------
       Arktos Master           4/1/2000            $95,468                 $24,212                $61,863
--------------------------------------------------------------------------------------------------------------------
          Medius               8/16/2000           $908,097                $746,572               $384,394
--------------------------------------------------------------------------------------------------------------------
          Mekros               11/1/2000           $782,343               $2,897,247              $1,570,604
--------------------------------------------------------------------------------------------------------------------
   U.S. Government Bond        1/3/1994            $53,129                 $40,539                $44,930
--------------------------------------------------------------------------------------------------------------------
           Juno*               3/3/1995              n/a                     n/a                      n/a
--------------------------------------------------------------------------------------------------------------------
        Juno Master            4/1/2000            $42,113                 $216,639                $779,922
--------------------------------------------------------------------------------------------------------------------
     Large-Cap Europe          5/8/2000             $1,396                   $879                    $280
--------------------------------------------------------------------------------------------------------------------
      Large-Cap Japan          5/8/2000            $13,932                  $9,988                  $21,327
--------------------------------------------------------------------------------------------------------------------
      Large-Cap Value          2/20/2004             n/a                   $37,486                 $319,522
--------------------------------------------------------------------------------------------------------------------
     Large-Cap Growth          2/20/2004             n/a                    $2,631                 $231,506
--------------------------------------------------------------------------------------------------------------------
       Mid-Cap Value           2/20/2004             n/a                   $68,186                 $500,037
--------------------------------------------------------------------------------------------------------------------
      Mid-Cap Growth           2/20/2004             n/a                    $6,730                 $256,276
--------------------------------------------------------------------------------------------------------------------
      Inverse Mid-Cap          2/20/2004             n/a                    $1,353                  $7,501
--------------------------------------------------------------------------------------------------------------------
      Small-Cap Value          2/20/2004             n/a                   $61,740                 $712,496
--------------------------------------------------------------------------------------------------------------------
     Small-Cap Growth          2/20/2004             n/a                    $8,058                 $479,787
--------------------------------------------------------------------------------------------------------------------
     Inverse Small-Cap         2/20/2004             n/a                    $4,575                  $34,389
--------------------------------------------------------------------------------------------------------------------
   Strengthening Dollar        5/25/2005             n/a                     n/a                      n/a
--------------------------------------------------------------------------------------------------------------------
     Weakening Dollar          5/25/2005             n/a                     n/a                      n/a
--------------------------------------------------------------------------------------------------------------------
          Banking              4/1/1998            $457,891                $334,042                $289,916
--------------------------------------------------------------------------------------------------------------------
      Basic Materials          4/1/1998            $694,419                $678,466                $537,481
--------------------------------------------------------------------------------------------------------------------
       Biotechnology           4/1/1998            $634,374               $1,944,957              $1,276,443
--------------------------------------------------------------------------------------------------------------------
        Commodities            5/25/2005                                                              n/a
--------------------------------------------------------------------------------------------------------------------
     Consumer Products         7/6/1998            $416,435                $266,974                $437,217
--------------------------------------------------------------------------------------------------------------------
        Electronics            4/1/1998           $2,839,150              $1,931,256              $1,050,979
--------------------------------------------------------------------------------------------------------------------
          Energy               4/21/1998           $419,904                $449,726                $749,288
--------------------------------------------------------------------------------------------------------------------
      Energy Services          4/1/1998            $541,033                $599,013                $434,546
--------------------------------------------------------------------------------------------------------------------
    Financial Services         4/2/1998           $1,073,709               $680,164                $439,412
--------------------------------------------------------------------------------------------------------------------
        Health Care            4/17/1998           $662,872                $579,664                $285,674
--------------------------------------------------------------------------------------------------------------------
         Internet              4/6/2000            $836,983                $672,904                $897,143
--------------------------------------------------------------------------------------------------------------------
          Leisure              4/1/1998            $427,181                $516,186                $592,812
--------------------------------------------------------------------------------------------------------------------
      Precious Metals          12/1/1993           $611,688               $3,200,840              $2,761,026
--------------------------------------------------------------------------------------------------------------------
        Real Estate            2/20/2004             n/a                   $105,029                $933,601
--------------------------------------------------------------------------------------------------------------------
         Retailing             4/1/1998           $1,261,068               $798,454                $316,027
--------------------------------------------------------------------------------------------------------------------
        Technology             4/14/1998          $1,617,159              $1,974,613              $1,104,524
--------------------------------------------------------------------------------------------------------------------
    Telecommunications         4/1/1998           $1,613,751               $861,064                $429,595
--------------------------------------------------------------------------------------------------------------------
      Transportation           4/2/1998            $431,449                $237,969                $431,454
--------------------------------------------------------------------------------------------------------------------
         Utilities             4/3/2003            $857,227                $701,486                $526,295
--------------------------------------------------------------------------------------------------------------------
    U.S. Government
      Money Market             12/1/1993             n/a                     n/a                      n/a
--------------------------------------------------------------------------------------------------------------------

*THESE FUNDS PURSUE THEIR INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. BROKERAGE COMMISSIONS FOR THE PERIOD WERE PAID BY EACH FUND'S RESPECTIVE MASTER FUND.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.


In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended March 31, 2005, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

--------------------------------------------------------------------------------------------------------------------
                                          TOTAL DOLLAR AMOUNT OF                   TOTAL DOLLAR AMOUNT OF
                                         BROKERAGE COMMISSIONS FOR            TRANSACTIONS INVOLVING BROKERAGE
            FUND NAME                        RESEARCH SERVICES               COMMISSIONS FOR RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------------------
             Banking                              $10,074                               $74,218,947
--------------------------------------------------------------------------------------------------------------------
         Basic Materials                          $16,537                               $101,068,310
--------------------------------------------------------------------------------------------------------------------
          Biotechnology                           $43,616                               $207,854,001
--------------------------------------------------------------------------------------------------------------------
        Consumer Products                         $18,955                               $132,376,173
--------------------------------------------------------------------------------------------------------------------
           Electronics                            $73,864                               $228,574,111
--------------------------------------------------------------------------------------------------------------------
              Energy                              $13,080                               $106,516,460
--------------------------------------------------------------------------------------------------------------------
         Energy Services                          $4,951                                $32,760,731
--------------------------------------------------------------------------------------------------------------------
        Financial Services                        $15,913                               $111,629,103
--------------------------------------------------------------------------------------------------------------------
           Health Care                            $15,184                               $121,654,697
--------------------------------------------------------------------------------------------------------------------
             Internet                             $53,818                               $186,573,487
--------------------------------------------------------------------------------------------------------------------
         Large-Cap Growth                         $12,660                               $97,158,588
--------------------------------------------------------------------------------------------------------------------
         Large-Cap Value                          $16,489                               $112,293,457
--------------------------------------------------------------------------------------------------------------------
             Leisure                              $15,325                               $79,407,033
--------------------------------------------------------------------------------------------------------------------
              Medius                              $11,111                               $65,631,570
--------------------------------------------------------------------------------------------------------------------
              Mekros                              $34,126                               $107,010,040
--------------------------------------------------------------------------------------------------------------------
          Mid-Cap Growth                          $10,488                               $70,522,408
--------------------------------------------------------------------------------------------------------------------
          Mid-Cap Value                           $22,554                               $123,072,332
--------------------------------------------------------------------------------------------------------------------
               Nova                               $26,097                               $178,510,629
--------------------------------------------------------------------------------------------------------------------
               OTC                                $26,202                               $158,953,739
--------------------------------------------------------------------------------------------------------------------
         Precious Metals                          $10,955                               $19,139,379
--------------------------------------------------------------------------------------------------------------------
           Real Estate                            $29,277                               $182,921,230
--------------------------------------------------------------------------------------------------------------------
            Retailing                             $15,500                               $97,969,541
--------------------------------------------------------------------------------------------------------------------
         Small-Cap Growth                         $21,277                               $130,492,733
--------------------------------------------------------------------------------------------------------------------
         Small-Cap Value                          $24,426                               $109,706,451
--------------------------------------------------------------------------------------------------------------------
            Technology                            $74,286                               $293,615,776
--------------------------------------------------------------------------------------------------------------------
        Telecommunications                        $26,973                               $82,969,518
--------------------------------------------------------------------------------------------------------------------
          Transportation                          $15,588                               $88,975,674
--------------------------------------------------------------------------------------------------------------------
            Utilities                             $15,305                               $77,658,819
--------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The members of the Board, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended March 31, 2003, the Funds paid no aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. For the fiscal years ended March 31, 2004 and March 31, 2005, the Funds paid the following brokerage commissions to affiliates.

--------------------------------------------------------------------------------------------------------
                                          TOTAL DOLLAR AMOUNT OF            TOTAL DOLLAR AMOUNT OF
                                      BROKERAGE COMMISSIONS PAID TO     BROKERAGE COMMISSIONS PAID TO
                                      AFFILIATES DURING FISCAL YEAR     AFFILIATES DURING FISCAL YEAR
            FUND NAME                          ENDED 2004                        ENDED 2005
--------------------------------------------------------------------------------------------------------
             Medius                              $1,425                            $3,935
--------------------------------------------------------------------------------------------------------
             Banking                             $1,576                             $743
--------------------------------------------------------------------------------------------------------
         Basic Materials                         $4,542                             $944
--------------------------------------------------------------------------------------------------------
        Consumer Products                        $7,272                            $7,437
--------------------------------------------------------------------------------------------------------
           Electronics                           $30,730                           $18,698
--------------------------------------------------------------------------------------------------------
             Energy                              $3,345                            $5,512
--------------------------------------------------------------------------------------------------------
         Energy Services                         $6,560                            $4,873
--------------------------------------------------------------------------------------------------------
       Financial Services                        $8,750                            $1,731
--------------------------------------------------------------------------------------------------------
           Health Care                           $1,222                              n/a
--------------------------------------------------------------------------------------------------------
            Internet                             $11,397                           $17,380
--------------------------------------------------------------------------------------------------------
             Leisure                             $11,850                           $5,262
--------------------------------------------------------------------------------------------------------
           Real Estate                           $3,402                            $6,529
--------------------------------------------------------------------------------------------------------
            Retailing                            $11,302                            $966
--------------------------------------------------------------------------------------------------------
           Technology                            $50,356                            $782
--------------------------------------------------------------------------------------------------------
       Telecommunications                        $17,467                           $1,149
--------------------------------------------------------------------------------------------------------
         Transportation                          $3,629                            $5,153
--------------------------------------------------------------------------------------------------------
            Utilities                            $17,093                           $7,142
--------------------------------------------------------------------------------------------------------
           Nova Master                           $16,291                           $9,667
--------------------------------------------------------------------------------------------------------
             Mekros                                $0                              $1,477
--------------------------------------------------------------------------------------------------------
         Small-Cap Value                           $0                              $16,622
--------------------------------------------------------------------------------------------------------
        Small-Cap Growth                           $0                              $24,810
--------------------------------------------------------------------------------------------------------
          Mid-Cap Value                            $0                              $14,802
--------------------------------------------------------------------------------------------------------
         Mid-Cap Growth                            $0                              $28,069
--------------------------------------------------------------------------------------------------------
         Large-Cap Value                           $0                              $11,271
--------------------------------------------------------------------------------------------------------
        Large-Cap Growth                           $0                               $9488
--------------------------------------------------------------------------------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2005, the following Funds held the following securities of the Trust's "regular brokers or dealers:"

----------------------------------------------------------------------------------------------------------
                                                                        TOTAL $ AMOUNT OF SECURITIES OF
              FUND NAME               FULL NAME OF BROKER/DEALER        EACH REGULAR BROKER-DEALER HELD
----------------------------------------------------------------------------------------------------------
             NOVA MASTER                Bear Stearns Cos., Inc.                    $3,969,163
                                            Citigroup, Inc.                        $2,976,873
                                            Morgan Stanley                         $2,976,873
                                         Lehman Brothers, Inc.                     $3,326,534
                                         Bank of America Corp.                     $5,403,132
                                        Bear Stearns Cos., Inc.                    $1,365,633
                                             U.S. Bancorp                           $290,794
                                       Merrill Lynch & Co., Inc.                    $246,210
                                       Goldman Sachs Group, Inc.                    $194,902
----------------------------------------------------------------------------------------------------------
             URSA MASTER                Bear Stearns Cos., Inc.                   $56,225,176
                                            Citigroup, Inc.                       $42,168,882
                                            Morgan Stanley                        $42,168,882
                                         Lehman Brothers, Inc.                    $71,409,471
----------------------------------------------------------------------------------------------------------
                 OTC                    Bear Stearns Cos., Inc.                    $1,995,730
                                            Citigroup, Inc.                        $1,496,797
                                            Morgan Stanley                         $1,496,797
                                         Lehman Brothers, Inc.                     $1,672,611
----------------------------------------------------------------------------------------------------------
            ARKTOS MASTER               Bear Stearns Cos., Inc.                   $63,788,025
                                            Citigroup, Inc.                       $47,841,018
                                            Morgan Stanley                        $47,841,018
                                         Lehman Brothers, Inc.                    $71,042,397
----------------------------------------------------------------------------------------------------------
               MEDIUS                   Bear Stearns Cos., Inc.                    $1,808,180
                                            Citigroup, Inc.                        $1,356,135
                                            Morgan Stanley                         $1,356,135
                                         Lehman Brothers, Inc.                     $1,515,425
----------------------------------------------------------------------------------------------------------
               MEKROS                   Bear Stearns Cos., Inc.                    $4,311,456
                                            Citigroup, Inc.                        $3,233,592
                                            Morgan Stanley                         $3,233,592
                                         Lehman Brothers, Inc.                     $3,613,408
----------------------------------------------------------------------------------------------------------
        U.S. GOVERNMENT BOND            Bear Stearns Cos., Inc.                    $1,127,737
                                            Citigroup, Inc.                         $845,803
                                            Morgan Stanley                          $845,803
                                         Lehman Brothers, Inc.                      $945,150
----------------------------------------------------------------------------------------------------------
             JUNO MASTER                Bear Stearns Cos., Inc.                   $216,355,302
                                            Citigroup, Inc.                      $1,018,148,831
                                            Morgan Stanley                        $162,266,478
                                         Lehman Brothers, Inc.                   $1,573,636,217
----------------------------------------------------------------------------------------------------------
          LARGE-CAP EUROPE              Bear Stearns Cos., Inc.                   $16,478,906
                                            Citigroup, Inc.                       $12,359,180
                                            Morgan Stanley                        $12,359,180
                                         Lehman Brothers, Inc.                    $32,060,310
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                        TOTAL $ AMOUNT OF SECURITIES OF
              FUND NAME               FULL NAME OF BROKER/DEALER        EACH REGULAR BROKER-DEALER HELD
----------------------------------------------------------------------------------------------------------
           LARGE-CAP JAPAN              Bear Stearns Cos., Inc.                    $9,026,139
                                            Citigroup, Inc.                        $6,769,604
                                            Morgan Stanley                         $6,769,604
                                         Lehman Brothers, Inc.                    $18,738,631
----------------------------------------------------------------------------------------------------------
               BANKING                   Lehman Brothers, Inc.                      $ 34,748
                                         Bank of America Corp.                     $ 374,674
                                             U.S. Bancorp                           $153,005
----------------------------------------------------------------------------------------------------------
           BASIC MATERIALS               Lehman Brothers, Inc.                      $263,505
----------------------------------------------------------------------------------------------------------
            BIOTECHNOLOGY                Lehman Brothers, Inc.                      $528,254
----------------------------------------------------------------------------------------------------------
          CONSUMER PRODUCTS              Lehman Brothers, Inc.                      $587,342
----------------------------------------------------------------------------------------------------------
             ELECTRONICS                 Lehman Brothers, Inc.                     $ 201,024
----------------------------------------------------------------------------------------------------------
               ENERGY                    Lehman Brothers, Inc.                     $1,205,123
----------------------------------------------------------------------------------------------------------
           ENERGY SERVICES               Lehman Brothers, Inc.                      $228,525
----------------------------------------------------------------------------------------------------------
         FINANCIAL SERVICES              Lehman Brothers, Inc.                      $144,512
                                         Bank of America Corp.                      $282,064
                                       Merrill Lynch & Co., Inc.                    $161,876
                                                UBS AG                              $451,793
                                        Bear Stearns Cos., Inc.                     $78,621
----------------------------------------------------------------------------------------------------------
             HEALTH CARE                 Lehman Brothers, Inc.                      $333,815
----------------------------------------------------------------------------------------------------------
               LEISURE                   Lehman Brothers, Inc.                      $163,202
----------------------------------------------------------------------------------------------------------
           PRECIOUS METALS               Lehman Brothers, Inc.                      $777,697
----------------------------------------------------------------------------------------------------------
             REAL ESTATE                 Lehman Brothers, Inc.                      $131,493
----------------------------------------------------------------------------------------------------------
              RETAILING                  Lehman Brothers, Inc.                      $87,347
----------------------------------------------------------------------------------------------------------
             TECHNOLOGY                  Lehman Brothers, Inc.                      $216,968
----------------------------------------------------------------------------------------------------------
         TELECOMMUNICATIONS              Lehman Brothers, Inc.                       $8,860
----------------------------------------------------------------------------------------------------------
              UTILITIES                  Lehman Brothers, Inc.                      $203,704
----------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT MONEY MARKET         Lehman Brothers, Inc.                    $214,608,466
----------------------------------------------------------------------------------------------------------
           SMALL-CAP VALUE              Bear Stearns Cos., Inc.                     $94,982
                                            Citigroup, Inc.                         $71,237
                                            Morgan Stanley                          $71,237
                                         Lehman Brothers, Inc.                      $79,604
----------------------------------------------------------------------------------------------------------
            MID-CAP VALUE               Bear Stearns Cos., Inc.                     $344,248
                                            Citigroup, Inc.                         $258,186
                                            Morgan Stanley                          $258,186
                                         Lehman Brothers, Inc.                      $288,512
                                         LaBranche & Co., Inc.                      $130,340
----------------------------------------------------------------------------------------------------------
           LARGE-CAP VALUE              Bear Stearns Cos., Inc.                     $748,114
                                            Citigroup, Inc.                         $561,087
                                            Morgan Stanley                          $561,087
                                         Lehman Brothers, Inc.                      $626,991
                                             U.S. Bancorp                           $288,834
                                       Merrill Lynch & Co.; Inc.                    $310,168
                                       Goldman Sachs Group, Inc.                    $286,304
                                    Lehman Brothers Holdings, Inc.                  $136,344
                                        Bear Stearns Cos., Inc.                     $60,739
                                         Bank of America Corp.                      $956,176
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                        TOTAL $ AMOUNT OF SECURITIES OF
              FUND NAME               FULL NAME OF BROKER/DEALER        EACH REGULAR BROKER-DEALER HELD
----------------------------------------------------------------------------------------------------------
          SMALL-CAP GROWTH              Bear Stearns Cos., Inc.                     $39,358
                                            Citigroup, Inc.                         $29,518
                                            Morgan Stanley                          $29,518
                                         Lehman Brothers, Inc.                      $32,985
----------------------------------------------------------------------------------------------------------
           MID-CAP GROWTH               Bear Stearns Cos., Inc.                     $40,342
                                            Citigroup, Inc.                         $30,257
                                            Morgan Stanley                          $30,257
                                         Lehman Brothers, Inc.                      $33,810
----------------------------------------------------------------------------------------------------------
          INVERSE SMALL-CAP             Bear Stearns Cos., Inc.                   $14,533,932
                                            Citigroup, Inc.                       $10,900,448
                                            Morgan Stanley                        $10,900,448
                                         Lehman Brothers, Inc.                    $12,180,810
----------------------------------------------------------------------------------------------------------
           INVERSE MID-CAP              Bear Stearns Cos., Inc.                    $8,870,025
                                            Citigroup, Inc.                        $6,652,519
                                            Morgan Stanley                         $6,652,519
                                         Lehman Brothers, Inc.                     $7,433,921
----------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each Board member is responsible for the 42 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 98 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

INTERESTED TRUSTEES*

CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and

      Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)**

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief
      Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, registered investment adviser, Rydex Capital Partners II, LLC, registered investment adviser, and Rydex Fund Services, Inc., 2003 to present; Secretary of Rydex Distributors, Inc., 1996 to 2004; Investment Representative of Money Management Associates, registered investment adviser, 1992 to 1993.

      *DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

      **MR. BYRUM BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON JUNE 27, 2005.

INDEPENDENT TRUSTEES

COREY A. COLEHOUR (59)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser, 1985 to February 2005; Owner and President of Schield Management Company, registered investment adviser, February 2005 to present.

J. KENNETH DALTON (64)

      Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present;

      Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President of CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (65)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; Retired, 1996 to present; Founder and Chief Executive Officer of Health Cost Controls America, Chicago,
      Illinois, 1987 to 1996; Sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (62)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President and Chief Executive Officer of American Health Resources, Northbrook, Illinois, 1984 to 1986; Founder and Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing, Northbrook, Illinois, 1977 to present.

ROGER SOMERS (60)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President of Arrow Limousine, 1963 to present.

WERNER E. KELLER (65)*

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Keller Partners, LLC, registered investment adviser, 2005 to present; Retired, 2001 to 2005; Chairman of Centurion Capital Management, registered investment advisor, 1991 to 2001.

THOMAS F. LYDON (45)*

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Global Trends Investments, registered investment advisor, 1996 to present; Director of U.S. Global Investors, Inc., 1997 to present; Chairman of Make-A-Wish Foundation of Orange County, 1999 to present.

      *MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any
      qualifications  in  the  independent   auditors'
      opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

      NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the
      Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. The Nominating Committee also reviews the compensation for the Board. Messrs. Colehour, Dalton, Demaret, McCarville and Somers currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. The investment advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the members of the Board who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Board uses this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this years meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices  (including any soft dollar  arrangements) and investment  strategies;
(e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisors' reputation, expertise and resources in domestic financial markets; and
(k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Funds in respect of such matters as managing the Funds' portfolios in a manner consistent with the Funds' respective investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Funds were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and (c) agreed to renew the investment advisory agreement for another year.





FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of each Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

  -------------------------------------------------------------------------------------------------------------
                                                                                   AGGREGATE DOLLAR RANGE OF
                                           DOLLAR RANGE OF FUND SHARES             SHARES IN ALL RYDEX FUNDS
               NAME                         (RYDEX SERIES FUNDS ONLY)                 OVERSEEN BY TRUSTEE
  -------------------------------------------------------------------------------------------------------------
                                          $10,001-$50,000 - Mekros Fund
                                  $1-$10,000 - U.S. Government Money Market Fund
                                              $1-$10,000 - Juno Fund
                                              $1-$10,000 - OTC Fund
        Carl G. Verboncoeur             $1-$10,000 - Large-Cap Japan Fund                over $100,000
                                        $1-$10,000 - Sector Rotation Fund
                                           $10,001-$50,000 - Nova Fund
                                         $1-$10,000 - Biotechnology Fund
                                        $10,001-$50,000 - Health Care Fund
  -------------------------------------------------------------------------------------------------------------
                                     $50,001-$100,000 - U.S. Government Money
                                                   Market Fund
         Michael P. Byrum*                    $1-$10,000 - Juno Fund                     over $100,000
                                        $1-$10,000 - Large-Cap Europe Fund
                                        $1-$10,000 - Large-Cap Japan Fund
                                        $1-$10,000 - Precious Metals Fund
                                              $1-$10,000 - Ursa Fund
                                             $1-$10,000 - Arktos Fund
                                             $1-$10,000 - Energy Fund
  -------------------------------------------------------------------------------------------------------------
                                        $10,001-$50,000 - Electronics Fund
                                        $10,001-$50,000 - Technology Fund
                                    $10,001-$50,000 - Financial Services Fund
                                     $10,001-$50,000 - Large-Cap Europe Fund
         Corey A. Colehour              $1-$10,000 - Large-Cap Japan Fund                over $100,000
                                       $10,001-$50,000 -Mid-Cap Value Fund
                                      $10,001-$50,000 - Transportation Fund
                                      $10,001-$50,000 - Small-Cap Value Fund
                                      $10,001-$50,000 - Large-Cap Value Fun
  -------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------
                                                                                   AGGREGATE DOLLAR RANGE OF
                                           DOLLAR RANGE OF FUND SHARES             SHARES IN ALL RYDEX FUNDS
               NAME                         (RYDEX SERIES FUNDS ONLY)                 OVERSEEN BY TRUSTEE
  -------------------------------------------------------------------------------------------------------------
         J. Kenneth Dalton                 $10,001-$50,000 - Juno Fund                  $10,001-$50,000
  -------------------------------------------------------------------------------------------------------------
                                            $10,001-$50,000 - OTC Fund
          John O. Demaret               $10,001-$50,000 - Technology Fund                over $100,000
  -------------------------------------------------------------------------------------------------------------
                                              $1-$10,000 - Nova Fund
                                              $1-$10,000 - OTC Fund
       Patrick T. McCarville          $10,001-$50,000 - Sector Rotation Fund
                                           $10,001-$50,000 - Juno Fund                 $50,001-$100,000
  -------------------------------------------------------------------------------------------------------------
                                          $10,001-$50,000 - Mekros Fund
                                          $50,001-$100,000 - Medius Fund
                                              $1-$10,000 - Juno Fund
           Roger Somers                      over $100,000 -Nova Fund                    over $100,000
                                          $10,001-$50,000 - Energy Fund
  -------------------------------------------------------------------------------------------------------------
        Werner E. Keller**         over $100,000 - U.S. Government Money Market          over $100,000
  -------------------------------------------------------------------------------------------------------------
         Thomas F. Lydon**                    $1-$10,000 - Nova Fund                      $1-$10,001
  -------------------------------------------------------------------------------------------------------------

*MR. BYRUM BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON JUNE 27, 2005.

**MR. KELLER AND MR. LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of the members of the Board serving during the fiscal year ended March 31, 2005, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust.




------------------------------------------------------------------------------------------------------------
                                                    PENSION OR
                                                    RETIREMENT                                 TOTAL
                                 AGGREGATE       BENEFITS ACCRUED        ESTIMATED          COMPENSATION
                               COMPENSATION          AS PART OF       ANNUAL BENEFITS        FROM FUND
           NAME                  FROM TRUST      TRUST'S EXPENSES      UPON RETIREMENT        COMPLEX*
------------------------------------------------------------------------------------------------------------
    Carl Verboncoeur +              n/a                 n/a                 n/a                 n/a
------------------------------------------------------------------------------------------------------------
   Michael P. Byrum +**             n/a                 n/a                 n/a                 n/a
------------------------------------------------------------------------------------------------------------
     Corey A. Colehour            $47,500               $0                  $0                $86,500
------------------------------------------------------------------------------------------------------------
     J. Kenneth Dalton            $47,500               $0                  $0                $86,500
------------------------------------------------------------------------------------------------------------
       Roger Somers               $47,500               $0                  $0                $86,500
------------------------------------------------------------------------------------------------------------
      John O. Demaret             $47,500               $0                  $0                $92,500
------------------------------------------------------------------------------------------------------------
   Patrick T. McCarville          $47,500               $0                  $0                $86,500
------------------------------------------------------------------------------------------------------------
    Werner E. Keller***             n/a                 n/a                 n/a                $7,000
------------------------------------------------------------------------------------------------------------
    Thomas F. Lydon***              n/a                 n/a                 n/a                $7,000
------------------------------------------------------------------------------------------------------------

*REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, RYDEX ETF TRUST AND, WITH RESPECT TO MESSRS. DEMARET, BYRUM, KELLER, AND LYDON, COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX CAPITAL PARTNERS SPHINX FUND.

+ AS OFFICERS OF THE ADVISOR, MESSRS. VERBONCOEUR AND BYRUM DO NOT RECEIVE COMPENSATION FROM THE TRUST.

**MR. BYRUM BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON JUNE 27, 2005.

***MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005. THEREFORE, THEY DID NOT RECEIVE COMPENSATION FROM THE TRUST FOR THE FISCAL YEAR ENDED MARCH 31, 2005.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trust for their services.

CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital Partners I, LLC, investment adviser, and Rydex Capital Partners II, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)

      Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, investment adviser, and Rydex Capital Partners II, LLC, investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, and Rydex Fund Services, Inc., 2003 to present;
      Secretary  of  Rydex   Distributors,   Inc.,  1996  to  2004;   Investment
      Representative, Money Management Associates, a registered investment adviser, 1992 to 1993.

NICK BONOS (42)

      Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Treasurer and Principal Financial Officer of Rydex Capital Partners SPhinX Fund, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present;

      Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.


JOANNA M. HAIGNEY (38)



      Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present; Vice President of Rydex Fund Services, Inc., 2004 to present; Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.






CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, servicer and distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.


THE ADVISORY AGREEMENT


PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor dated April 30, 2004, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. As of July 8, 2005 assets under management of the Advisor were approximately $13.5 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Advisor received the following investment advisory fees:

  ----------------------------------------------------------------------------------------------------------
                                                      ADVISORY FEES        ADVISORY        ADVISORY FEES
                              FUND                   PAID FOR FISCAL     FEES PAID FOR    PAID FOR FISCAL
                            INCEPTION   ADVISORY       YEAR ENDED         FISCAL YEAR        YEAR ENDED
         FUND NAME            DATE         FEE            2003            ENDED 2004            2005
  ----------------------------------------------------------------------------------------------------------
           Nova*           7/12/1993       n/a             n/a                n/a               n/a
  ----------------------------------------------------------------------------------------------------------
        Nova Master         8/1/2001      0.75%        $1,439,326         $1,849,182         $2,553,536
  ----------------------------------------------------------------------------------------------------------
           Ursa*            1/7/1994       n/a             n/a                n/a               n/a
  ----------------------------------------------------------------------------------------------------------
        Ursa Master         4/1/2000      0.90%        $3,997,936         $4,424,893         $4,196,787
  ----------------------------------------------------------------------------------------------------------
            OTC            2/14/1994      0.75%        $4,004,889         $6,736,768         $7,056,687
  ----------------------------------------------------------------------------------------------------------
          Arktos*           9/3/1998       n/a             n/a                n/a               n/a
  ----------------------------------------------------------------------------------------------------------
       Arktos Master        4/1/2000      0.90%        $1,367,917         $1,469,947         $2,040,941
  ----------------------------------------------------------------------------------------------------------
          Medius           8/16/2001      0.90%         $349,631           $569,478           $642,577
  ----------------------------------------------------------------------------------------------------------
          Mekros           11/1/2000      0.90%         $533,595          $1,622,332         $1,727,754
  ----------------------------------------------------------------------------------------------------------
   U.S. Government Bond     1/3/1994      0.50%         $259,870           $290,892           $529,565
  ----------------------------------------------------------------------------------------------------------
           Juno*            3/3/1995       n/a             n/a                n/a               n/a
  ----------------------------------------------------------------------------------------------------------
        Juno Master         4/1/2000      0.90%         $686,240          $6,682,440        $23,980,129
  ----------------------------------------------------------------------------------------------------------
     Large-Cap Europe       5/8/2000      0.90%         $130,445           $299,158           $509,159
  ----------------------------------------------------------------------------------------------------------
      Large-Cap Japan       5/8/2000      0.90%         $149,901           $416,090           $609,738
  ----------------------------------------------------------------------------------------------------------
      Large-Cap Value      2/20/2004      0.75%            n/a              $11,760           $510,432
  ----------------------------------------------------------------------------------------------------------
     Large-Cap Growth      2/20/2004      0.75%            n/a               $499             $176,237
  ----------------------------------------------------------------------------------------------------------
       Mid-Cap Value       2/20/2004      0.75%            n/a              $12,905           $480,840
  ----------------------------------------------------------------------------------------------------------
      Mid-Cap Growth       2/20/2004      0.75%            n/a               $775             $230,429
  ----------------------------------------------------------------------------------------------------------
      Inverse Mid-Cap      2/20/2004      0.90%            n/a              $3,821            $95,929
  ----------------------------------------------------------------------------------------------------------
      Small-Cap Value      2/20/2004      0.75%            n/a              $6,635            $605,378
  ----------------------------------------------------------------------------------------------------------
     Small-Cap Growth      2/20/2004      0.75%            n/a              $1,101            $451,892
  ----------------------------------------------------------------------------------------------------------
     Inverse Small-Cap     2/20/2004      0.90%            n/a              $8,059            $298,350
  ----------------------------------------------------------------------------------------------------------
   Strengthening Dollar     5/25/05       0.90%            n/a                n/a               n/a
  ----------------------------------------------------------------------------------------------------------
     Weakening Dollar       5/25/05       0.90%            n/a                n/a               n/a
  ----------------------------------------------------------------------------------------------------------
          Banking           4/1/1998      0.85%         $235,472           $186,086           $148,382
  ----------------------------------------------------------------------------------------------------------
      Basic Materials       4/1/1998      0.85%         $174,818           $276,304           $398,276
  ----------------------------------------------------------------------------------------------------------
       Biotechnology        4/1/1998      0.85%        $1,281,682         $1,465,991         $1,129,588
  ----------------------------------------------------------------------------------------------------------
        Commodities         5/25/05       0.75%            n/a                n/a               n/a
  ----------------------------------------------------------------------------------------------------------
     Consumer Products      7/6/1998      0.85%         $264,410           $182,937           $386,508
  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------
                                                      ADVISORY FEES        ADVISORY        ADVISORY FEES
                              FUND                   PAID FOR FISCAL     FEES PAID FOR    PAID FOR FISCAL
                            INCEPTION   ADVISORY       YEAR ENDED         FISCAL YEAR        YEAR ENDED
         FUND NAME            DATE         FEE            2003            ENDED 2004            2005
  ----------------------------------------------------------------------------------------------------------
        Electronics         4/1/1998      0.85%         $404,121           $642,976           $364,895
  ----------------------------------------------------------------------------------------------------------
          Energy           4/21/1998      0.85%         $193,050           $334,204          $1,129,087
  ----------------------------------------------------------------------------------------------------------
      Energy Services       4/1/1998      0.85%         $284,470           $333,075           $598,570
  ----------------------------------------------------------------------------------------------------------
    Financial Services      4/2/1998      0.85%         $330,898           $413,137           $352,666
  ----------------------------------------------------------------------------------------------------------
        Health Care        4/17/1998      0.85%         $381,970           $385,890           $449,221
  ----------------------------------------------------------------------------------------------------------
         Internet           4/6/2000      0.85%          $95,955           $171,983           $184,568
  ----------------------------------------------------------------------------------------------------------
          Leisure           4/1/1998      0.85%          $92,939           $135,799           $323,122
  ----------------------------------------------------------------------------------------------------------
      Precious Metals      12/1/1993      0.75%         $592,246          $1,411,039         $1,439,490
  ----------------------------------------------------------------------------------------------------------
        Real Estate        2/20/2004      0.85%            n/a              $24,660           $346,730
  ----------------------------------------------------------------------------------------------------------
         Retailing          4/1/1998      0.85%         $203,991           $281,858           $134,814
  ----------------------------------------------------------------------------------------------------------
        Technology         4/14/1998      0.85%         $291,573           $458,225           $422,999
  ----------------------------------------------------------------------------------------------------------
    Telecommunications      4/1/1998      0.85%         $170,536           $192,153           $153,471
  ----------------------------------------------------------------------------------------------------------
      Transportation        4/2/1998      0.85%          $88,445            $91,820           $288,747
  ----------------------------------------------------------------------------------------------------------
         Utilities          4/3/2000      0.85%         $145,230           $221,222           $250,823
  ----------------------------------------------------------------------------------------------------------
     U.S. Government
      Money Market         12/1/1993      0.50%        $8,267,843         $7,920,008         $7,699,470
  ----------------------------------------------------------------------------------------------------------

* THESE FUNDS PURSUE THEIR INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. THE ADVISORY FEES ARE PAID BY EACH FUND'S RESPECTIVE MASTER FUND.

PORTFOLIO MANAGERS

This  section  includes   information  about  each  Fund's  portfolio  managers,
including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

-----------------------------------------------------------------------------------------------------------------------
                          REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                               COMPANIES(1,2)                     VEHICLES(1)                   OTHER ACCOUNTS(1)
                       ------------------------------------------------------------------------------------------------
                        NUMBER
                          OF                            NUMBER OF                         NUMBER OF
      NAME             ACCOUNTS      TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------
Michael P. Byrum          91            $12.6 B             2             < $5 M              8            < $5 M
-----------------------------------------------------------------------------------------------------------------------
William E. Flaig Jr.      91            $12.6 B             0               N/A              14            < $5 M
-----------------------------------------------------------------------------------------------------------------------
 James R. King            91            $12.6 B             0               N/A               3            < $5 M
-----------------------------------------------------------------------------------------------------------------------

(1)   INFORMATION PROVIDED IS AS OF APRIL 12, 2005.

(2) THE PORTFOLIO MANAGERS MANAGE ONE ACCOUNT THAT IS SUBJECT TO A PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.1 M IN ASSETS UNDER MANAGEMENT AS OF APRIL 12, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to a Fund managed by the portfolio manager. Mutual fund peers do not exist for all of the Funds. Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "Investments and Risk - A Brief Guide to the Benchmarks" in the Prospectuses. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

---------------------------------------------------------------------------------------------------
       PORTFOLIO MANAGER                   FUND NAME                 DOLLAR RANGE OF SHARES OWNED
---------------------------------------------------------------------------------------------------
                                 U.S. Government Money Market             $10,001 - $50,000
                                             Juno                            $1 - $10,000
                                       Large-Cap Europe                      $1 - $10,000
                                        Large-Cap Japan                      $1 - $10,000
       Michael P. Byrum                 Precious Metals                      $1 - $10,000
                                             Ursa                            $1 - $10,000
                                            Arktos                           $1 - $10,000
                                            Energy                           $1 - $10,000
---------------------------------------------------------------------------------------------------
     William E. Flaig, Jr.       U.S. Government Money Market             $10,001 - $50,000
---------------------------------------------------------------------------------------------------
         James R. King                       None                                n/a
---------------------------------------------------------------------------------------------------


THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT


General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.


Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.


In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund except the U.S. Government Bond and U.S. Government Money Market Funds which have an annual rate of 0.20% of the daily net assets of the Funds.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Servicer received the following service fees:

  --------------------------------------------------------------------------------------------------------------
                                               ADMINISTRATIVE       ADMINISTRATIVE          ADMINISTRATIVE
                                                SERVICE FEES       SERVICE FEES PAID      SERVICE FEES PAID
                                   FUND        PAID FOR FISCAL      FOR FISCAL YEAR        FOR FISCAL YEAR
                                 INCEPTION       YEAR ENDED              ENDED                  ENDED
           FUND NAME               DATE             2003                 2004                    2005
  --------------------------------------------------------------------------------------------------------------
              Nova               7/12/1993        $479,921             $616,131                $850,815
  --------------------------------------------------------------------------------------------------------------
         Nova Master *           8/1/2001            n/a                  n/a                    n/a
  --------------------------------------------------------------------------------------------------------------
              Ursa               1/7/1994        $1,110,714           $1,228,644              $1,165,305
  --------------------------------------------------------------------------------------------------------------
         Ursa Master *           4/1/2000            n/a                  n/a                    n/a
  --------------------------------------------------------------------------------------------------------------
              OTC                2/14/1994       $1,335,851           $2,245,589              $2,352,229
  --------------------------------------------------------------------------------------------------------------
             Arktos              9/3/1998         $379,917             $408,220                $566,785
  --------------------------------------------------------------------------------------------------------------
        Arktos Master *          4/1/2000            n/a                  n/a                    n/a
  --------------------------------------------------------------------------------------------------------------
             Medius              8/16/2001         $97,202             $158,188                $178,494
  --------------------------------------------------------------------------------------------------------------
             Mekros              11/1/2000        $148,344             $450,648                $479,932
  --------------------------------------------------------------------------------------------------------------
      U.S. Government Bond       1/3/1994         $103,996             $116,357                $211,826
  --------------------------------------------------------------------------------------------------------------
              Juno               3/3/1995         $190,896            $1,855,610              $6,658,694
  --------------------------------------------------------------------------------------------------------------
         Juno Master *           4/1/2000            n/a                  n/a                    n/a
  --------------------------------------------------------------------------------------------------------------
        Large-Cap Europe         5/8/2000          $36,248              $83,099                $141,433
  --------------------------------------------------------------------------------------------------------------
        Large-Cap Japan          5/8/2000          $41,678             $115,581                $169,372
  --------------------------------------------------------------------------------------------------------------
        Large-Cap Value          2/20/2004           n/a                $3,920                 $170,144
  --------------------------------------------------------------------------------------------------------------
        Large-Cap Growth         2/20/2004           n/a                 $166                  $58,746
  --------------------------------------------------------------------------------------------------------------
         Mid-Cap Value           2/20/2004           n/a                $4,302                 $160,280
  --------------------------------------------------------------------------------------------------------------
         Mid-Cap Growth          2/20/2004           n/a                 $258                  $76,810
  --------------------------------------------------------------------------------------------------------------
        Inverse Mid-Cap          2/20/2004           n/a                $1,062                 $26,647
  --------------------------------------------------------------------------------------------------------------
        Small-Cap Value          2/20/2004           n/a                $2,212                 $201,793
  --------------------------------------------------------------------------------------------------------------
        Small-Cap Growth         2/20/2004           n/a                 $367                  $150,631
  --------------------------------------------------------------------------------------------------------------
       Inverse Small-Cap         2/20/2004           n/a                $2,239                 $82,875
  --------------------------------------------------------------------------------------------------------------
      Strengthening Dollar       5/25/2005           n/a                  n/a                    n/a
  --------------------------------------------------------------------------------------------------------------
        Weakening Dollar         5/25/2005           n/a                  n/a                    n/a
  --------------------------------------------------------------------------------------------------------------
            Banking              4/1/1998          $69,322              $54,731                $43,642
  --------------------------------------------------------------------------------------------------------------
        Basic Materials          4/1/1998          $51,486              $81,266                $117,140
  --------------------------------------------------------------------------------------------------------------
         Biotechnology           4/1/1998         $377,194             $431,174                $332,232
  --------------------------------------------------------------------------------------------------------------
          Commodities            5/25/2005           n/a                  n/a                    n/a
  --------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------
                                               ADMINISTRATIVE       ADMINISTRATIVE          ADMINISTRATIVE
                                                SERVICE FEES       SERVICE FEES PAID      SERVICE FEES PAID
                                   FUND        PAID FOR FISCAL      FOR FISCAL YEAR        FOR FISCAL YEAR
                                 INCEPTION       YEAR ENDED              ENDED                  ENDED
           FUND NAME               DATE             2003                 2004                    2005
  --------------------------------------------------------------------------------------------------------------
       Consumer Products         7/6/1998          $77,847              $53,805                $113,679
  --------------------------------------------------------------------------------------------------------------
          Electronics            4/1/1998         $118,950             $189,111                $107,322
  --------------------------------------------------------------------------------------------------------------
             Energy              4/21/1998         $56,823              $98,295                $332,084
  --------------------------------------------------------------------------------------------------------------
        Energy Services          4/1/1998          $83,751              $97,963                $176,050
  --------------------------------------------------------------------------------------------------------------
       Financial Services        4/2/1998          $97,398             $121,511                $103,725
  --------------------------------------------------------------------------------------------------------------
          Health Care            4/17/1998        $112,414             $113,497                $132,124
  --------------------------------------------------------------------------------------------------------------
            Internet             4/6/2000          $28,226              $50,583                $54,285
  --------------------------------------------------------------------------------------------------------------
            Leisure              4/1/1998          $27,374              $39,941                $95,036
  --------------------------------------------------------------------------------------------------------------
        Precious Metals          12/1/1993        $197,508             $470,346                $479,830
  --------------------------------------------------------------------------------------------------------------
          Real Estate            2/20/2004           n/a                $7,253                 $101,979
  --------------------------------------------------------------------------------------------------------------
           Retailing             4/1/1998          $60,069              $82,899                $39,651
  --------------------------------------------------------------------------------------------------------------
           Technology            4/14/1998         $85,797             $134,772                $124,412
  --------------------------------------------------------------------------------------------------------------
       Telecommunications        4/1/1998          $50,170              $56,516                $45,139
  --------------------------------------------------------------------------------------------------------------
         Transportation          4/2/1998          $26,066              $27,006                $84,926
  --------------------------------------------------------------------------------------------------------------
           Utilities             4/3/2000          $42,752              $65,065                $73,771
  --------------------------------------------------------------------------------------------------------------
  U.S. Government Money Market   12/1/1993       $3,303,268           $3,168,003              $3,079,788
  --------------------------------------------------------------------------------------------------------------

* THESE FUNDS PURSUE THEIR INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER-FEEDER ARRANGEMENT". THE ADMINISTRATIVE SERVICE FEES ARE PAID BY THE FEEDER FUND.

Pursuant to an Accounting Services Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Servicer received the following accounting services fees:

  ----------------------------------------------------------------------------------------------------------------------
                                                        ACCOUNTING             ACCOUNTING
                                                    SERVICE FEES PAID      SERVICE FEES PAID      ACCOUNTING SERVICE
                                                     FOR FISCAL YEAR        FOR FISCAL YEAR          FEES PAID FOR
                                                          ENDED                  ENDED             FISCAL YEAR ENDED
          FUND NAME          FUND INCEPTION DATE           2003                   2004                   2005
  ----------------------------------------------------------------------------------------------------------------------
            Nova                  7/12/1993              $191,427               $240,577               $317,349
  ----------------------------------------------------------------------------------------------------------------------
        Nova Master *             8/1/2001                 n/a                    n/a                     n/a
  ----------------------------------------------------------------------------------------------------------------------
            Ursa                  1/7/1994               $383,247               $419,179               $406,038
  ----------------------------------------------------------------------------------------------------------------------
        Ursa Master *             4/1/2000                 n/a                    n/a                     n/a
  ----------------------------------------------------------------------------------------------------------------------
             OTC                  2/14/1994              $447,781               $607,118               $619,070
  ----------------------------------------------------------------------------------------------------------------------
           Arktos                 9/3/1998               $151,916               $163,001               $224,325
  ----------------------------------------------------------------------------------------------------------------------
       Arktos Master *            4/1/2000                 n/a                    n/a                     n/a
  ----------------------------------------------------------------------------------------------------------------------
           Medius                 8/16/2001              $38,848                $63,275                 $71,397
  ----------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
                                                        ACCOUNTING             ACCOUNTING
                                                    SERVICE FEES PAID      SERVICE FEES PAID      ACCOUNTING SERVICE
                                                     FOR FISCAL YEAR        FOR FISCAL YEAR          FEES PAID FOR
                                                          ENDED                  ENDED             FISCAL YEAR ENDED
          FUND NAME          FUND INCEPTION DATE           2003                   2004                   2005
  ----------------------------------------------------------------------------------------------------------------------
           Mekros                 11/1/2000              $59,288                $178,672               $188,566
  ----------------------------------------------------------------------------------------------------------------------
    U.S. Government Bond          1/3/1994               $51,974                $58,178                $105,913
  ----------------------------------------------------------------------------------------------------------------------
            Juno                  3/3/1995               $76,345                $513,259              $1,135,845
  ----------------------------------------------------------------------------------------------------------------------
        Juno Master *             4/1/2000                 n/a                    n/a                     n/a
  ----------------------------------------------------------------------------------------------------------------------
      Large-Cap Europe            5/8/2000               $14,494                $33,240                 $56,573
  ----------------------------------------------------------------------------------------------------------------------
       Large-Cap Japan            5/8/2000               $16,656                $46,232                 $67,749
  ----------------------------------------------------------------------------------------------------------------------
       Large-Cap Value            2/20/2004                n/a                   $1,568                 $68,058
  ----------------------------------------------------------------------------------------------------------------------
      Large-Cap Growth            2/20/2004                n/a                    $66                   $23,498
  ----------------------------------------------------------------------------------------------------------------------
        Mid-Cap Value             2/20/2004                n/a                   $1,721                 $64,112
  ----------------------------------------------------------------------------------------------------------------------
       Mid-Cap Growth             2/20/2004                n/a                    $103                  $30,724
  ----------------------------------------------------------------------------------------------------------------------
       Inverse Mid-Cap            2/20/2004                n/a                    $425                  $10,659
  ----------------------------------------------------------------------------------------------------------------------
       Small-Cap Value            2/20/2004                n/a                    $885                  $80,717
  ----------------------------------------------------------------------------------------------------------------------
      Small-Cap Growth            2/20/2004                n/a                    $147                  $60,252
  ----------------------------------------------------------------------------------------------------------------------
      Inverse Small-Cap           2/20/2004                n/a                    $895                  $33,150
  ----------------------------------------------------------------------------------------------------------------------
    Strengthening Dollar           5/25/05                 n/a                    n/a                     n/a
  ----------------------------------------------------------------------------------------------------------------------
      Weakening Dollar             5/25/05                 n/a                    n/a                     n/a
  ----------------------------------------------------------------------------------------------------------------------
           Banking                4/1/1998               $27,703                $21,893                 $17,457
  ----------------------------------------------------------------------------------------------------------------------
       Basic Materials            4/1/1998               $20,567                $32,506                 $46,856
  ----------------------------------------------------------------------------------------------------------------------
        Biotechnology             4/1/1998               $150,780               $172,446               $132,893
  ----------------------------------------------------------------------------------------------------------------------
         Commodities               5/25/05                 n/a                    n/a                     n/a
  ----------------------------------------------------------------------------------------------------------------------
      Consumer Products           7/6/1998               $31,107                $21,522                 $45,472
  ----------------------------------------------------------------------------------------------------------------------
         Electronics              4/1/1998               $47,544                $75,644                 $42,929
  ----------------------------------------------------------------------------------------------------------------------
           Energy                 4/21/1998              $22,712                $39,318                $132,834
  ----------------------------------------------------------------------------------------------------------------------
       Energy Services            4/1/1998               $33,467                $39,185                 $70,420
  ----------------------------------------------------------------------------------------------------------------------
     Financial Services           4/2/1998               $38,929                $48,604                 $41,490
  ----------------------------------------------------------------------------------------------------------------------
         Health Care              4/17/1998              $44,938                $45,399                 $52,849
  ----------------------------------------------------------------------------------------------------------------------
          Internet                4/6/2000               $11,289                $20,233                 $21,714
  ----------------------------------------------------------------------------------------------------------------------
           Leisure                4/1/1998               $10,934                $15,976                 $38,014
  ----------------------------------------------------------------------------------------------------------------------
       Precious Metals            12/1/1993              $78,966                $186,438               $191,417
  ----------------------------------------------------------------------------------------------------------------------
         Real Estate              2/20/2004                n/a                   $2,901                 $40,792
  ----------------------------------------------------------------------------------------------------------------------
          Retailing               4/1/1998               $23,999                $33,160                 $15,861
  ----------------------------------------------------------------------------------------------------------------------
         Technology               4/14/1998              $34,303                $53,909                 $49,765
  ----------------------------------------------------------------------------------------------------------------------
     Telecommunications           4/1/1998               $20,063                $22,606                 $18,055
  ----------------------------------------------------------------------------------------------------------------------
       Transportation             4/2/1998               $10,405                $10,802                 $33,970
  ----------------------------------------------------------------------------------------------------------------------
          Utilities               4/3/2000               $17,086                $26,026                 $29,509
  ----------------------------------------------------------------------------------------------------------------------
      U.S. Government
       Money Market              12/1/1993              $830,951               $813,399               $798,770
  ----------------------------------------------------------------------------------------------------------------------

* THESE FUNDS PURSUE THEIR INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER-FEEDER ARRANGEMENT". THE ACCOUNTING SERVICE FEES ARE PAID BY THE FEEDER FUND.

DISTRIBUTION


Pursuant to a Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Funds' current distribution and shareholder services plans, as well as a description of the services performed under each, is described below.

ADVISOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for Advisor Class Shares (the "Advisor Class Plan"). Under the Advisor Class Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Advisor Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Advisor Class Plan permits the payment of up to 0.25% of each Fund's assets attributable to Advisor Class Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.


Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

For the fiscal year ended March 31, 2005, the Funds paid the following fees pursuant to the plans described above:

  -------------------------------------------------------------------------------------------------------------
                                                  ADVISOR
                                    FUND           CLASS          A-CLASS          C-CLASS         H-CLASS
                                  INCEPTION     (0.25% 12B-     (0.25% 12B-      (1.00% 12B-       (0.25%
            FUND NAME               DATE          1 FEE)           1 FEE)          1 FEE)        12B-1 FEE)
  -------------------------------------------------------------------------------------------------------------
               Nova               7/12/1993      $328,765         $20,375         $421,645           n/a
  -------------------------------------------------------------------------------------------------------------
               Ursa               1/7/1994       $220,436         $10,544         $439,222           n/a
  -------------------------------------------------------------------------------------------------------------
               OTC                2/14/1994      $210,012          $2,703         $172,196           n/a
  -------------------------------------------------------------------------------------------------------------
              Arktos              9/3/1998        $89,078          $6,028         $199,923           n/a
  -------------------------------------------------------------------------------------------------------------
              Medius              8/16/2001         n/a            $1,330         $150,661        $139,498
  -------------------------------------------------------------------------------------------------------------
              Mekros              11/1/2000         n/a            $4,443         $312,635        $397,330
  -------------------------------------------------------------------------------------------------------------
       U.S. Government Bond       1/3/1994       $301,492          $1,253          $92,489           n/a
  -------------------------------------------------------------------------------------------------------------
               Juno               3/3/1995       $701,775         $293,210       $8,586,841          n/a
  -------------------------------------------------------------------------------------------------------------
         Large-Cap Europe         5/8/2000          n/a             $243           $35,619        $132,285
  -------------------------------------------------------------------------------------------------------------
         Large-Cap Japan          5/8/2000          n/a             $559           $54,779        $155,118
  -------------------------------------------------------------------------------------------------------------
         Large-Cap Value          2/20/2004         n/a             $192           $33,973        $161,459
  -------------------------------------------------------------------------------------------------------------
         Large-Cap Growth         2/20/2004         n/a             $33            $22,741         $53,027
  -------------------------------------------------------------------------------------------------------------
          Mid-Cap Value           2/20/2004         n/a             $358           $26,431        $153,314
  -------------------------------------------------------------------------------------------------------------
          Mid-Cap Growth          2/20/2004         n/a             $190           $12,671         $73,451
  -------------------------------------------------------------------------------------------------------------
         Inverse Mid-Cap          2/20/2004         n/a             $252           $5,003          $25,145
  -------------------------------------------------------------------------------------------------------------
         Small-Cap Value          2/20/2004         n/a             $232           $20,333        $196,477
  -------------------------------------------------------------------------------------------------------------
         Small-Cap Growth         2/20/2004         n/a             $96            $28,433        $143,427
  -------------------------------------------------------------------------------------------------------------
        Inverse Small-Cap         2/20/2004         n/a             $743          $103,455         $56,268
  -------------------------------------------------------------------------------------------------------------
       Strengthening Dollar       5/24/2005         n/a             n/a              n/a             n/a
  -------------------------------------------------------------------------------------------------------------
         Weakening Dollar         5/24/2005         n/a             n/a              n/a             n/a
  -------------------------------------------------------------------------------------------------------------
             Banking              4/1/1998        $30,598           $32            $11,400           n/a
  -------------------------------------------------------------------------------------------------------------
         Basic Materials          4/1/1998        $46,324           $393           $58,302           n/a
  -------------------------------------------------------------------------------------------------------------
          Biotechnology           4/1/1998        $64,785           $88            $42,903           n/a
  -------------------------------------------------------------------------------------------------------------
           Commodities            5/24/2005         n/a             n/a              n/a             n/a
  -------------------------------------------------------------------------------------------------------------
        Consumer Products         7/6/1998        $97,564           $47            $33,788           n/a
  -------------------------------------------------------------------------------------------------------------
           Electronics            4/1/1998        $36,518            $4            $16,459           n/a
  -------------------------------------------------------------------------------------------------------------
              Energy              4/21/1998       $89,513           $390          $116,106           n/a
  -------------------------------------------------------------------------------------------------------------
         Energy Services          4/1/1998        $77,359           $137           $62,686           n/a
  -------------------------------------------------------------------------------------------------------------
        Financial Services        4/2/1998       $133,834           $24            $22,083           n/a
  -------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------
                                                  ADVISOR
                                    FUND           CLASS          A-CLASS          C-CLASS         H-CLASS
                                  INCEPTION     (0.25% 12B-     (0.25% 12B-      (1.00% 12B-       (0.25%
            FUND NAME               DATE          1 FEE)           1 FEE)          1 FEE)        12B-1 FEE)
  -------------------------------------------------------------------------------------------------------------
           Health Care            4/17/1998      $105,434           $18            $42,729        n/a
  -------------------------------------------------------------------------------------------------------------
             Internet             4/6/2000        $29,732           $425           $19,946        n/a
  -------------------------------------------------------------------------------------------------------------
             Leisure              4/1/1998        $92,072            $8            $25,215        n/a
  -------------------------------------------------------------------------------------------------------------
         Precious Metals          12/1/1993       $28,306           $180          $180,758        n/a
  -------------------------------------------------------------------------------------------------------------
           Real Estate            2/20/2004         n/a             $145           $15,088        $98,063
  -------------------------------------------------------------------------------------------------------------
            Retailing             4/1/1998        $32,700            $2            $15,028        n/a
  -------------------------------------------------------------------------------------------------------------
            Technology            4/14/1998      $102,321           $18            $17,405        n/a
  -------------------------------------------------------------------------------------------------------------
        Telecommunications        4/1/1998        $20,169            $9            $17,675        n/a
  -------------------------------------------------------------------------------------------------------------
          Transportation          4/2/1998        $57,847           $68            $17,154        n/a
  -------------------------------------------------------------------------------------------------------------
            Utilities             4/3/2000        $26,342           $238           $35,585        n/a
  -------------------------------------------------------------------------------------------------------------
   U.S. Government Money Market   12/1/1993     $1,108,031        $10,641        $1,645,489       n/a
  -------------------------------------------------------------------------------------------------------------


COSTS AND EXPENSES


Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; fees and expenses of non-interested Board members; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the members of the Board who are not affiliated with, or interested persons of, the Advisor.


BUSINESS CONTINUITY AND DISASTER RECOVERY


The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of a Service Provider, or the reckless disregard of their respective obligations, a Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES


As of July 8, 2005 the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.



---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
LARGE -CAP                        60,211.85          83.49  NATIONAL INVESTOR           55 WATER STREET,32ND FLOOR
EUROPE                                                      SERVICES                    NEW YORK NY 10041
A-CLASS
---------------------------------------------------------------------------------------------------------------------
                                   4,308.17           5.97  FIRST CLEARING, LLC         118 FOREST GROVE RD
                                                            DAVID W DIETZ III R/O       CORAOPOLIS, PA 15108-3722
                                                            IRA
                                                            ADVEST INC CUSTODIAN
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP JAPAN                   34,087.74          80.41  NATIONAL INVESTOR           55 WATER STREET, 32ND
                                                            SERVICES                    FLOOR
A-CLASS                                                                                 NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------
MEKROS                           111,762.58          65.61  CITIGROUP GLOBAL            333 WEST 34TH STREET -
A-CLASS                                                     MARKETS INC.                3RD FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                  10,494.22           6.16  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------
MEDIUS                            16,157.81          28.80  FIRST CLEARING, LLC         2501 HAYMAKER RD
A-CLASS                                                     RAYETTE M HARTLE            MONROEVILLE PA
                                                            TTEE TRUST                  15146-3507
                             ----------------------------------------------------------------------------------------
                                   5,941.00          10.59  JOHNSTON ,BRANDON P.
                             ----------------------------------------------------------------------------------------
                                   5,095.04           9.08  FERRIS, BAKER WATTS, INC    7A ST GEORGES SQUARE
                                                            MARY K BLAIR                LONDON  SW1V2HX
                                                                                        UNITED KINGDOM
                             ----------------------------------------------------------------------------------------
                                   5,001.47           8.91  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                   4,937.08           8.80  LORI RUBINO LIVING TRUST    1066 ROUND LAKE RD
                                                            LORI RUBINO TTEE            WHITE LAKE, MI 48386
                                                            DTD 3/17/1994
                             ----------------------------------------------------------------------------------------
                                   3,702.77           6.60  UBS FINANCIAL SERVICES      1 INDEPENDENT DRSTE 3000
                                                            INC. FBO                    JACKSONVILLE  FL 32202-5024
                                                            DAVID F CHILDERS, JR.
                             ----------------------------------------------------------------------------------------
                                   3,246.79           5.79  BEAR STEARNS                1 METROTECH CENTER NORTH
                                                            SECURITIES CORP.            BROOKLYN, NY 11201-3859
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                4,897,824.74          51.61  DEAN WITTER FOR THE         P.O. BOX 250 CHURCH
MONEY MARKET                                                BENEFIT OF RENE PLANTE      STREET STATION
A-CLASS                                                     MARITAL TRUST U/W           NEW YORK, NY 10008-0250
---------------------------------------------------------------------------------------------------------------------
                               1,644,625.06          17.33  RBC DAIN RAUSCHER INC       MUNI BOND ACCOUNT
                                                            FBO  GERALD G REUHL,        5124 TANGLE LANE
                                                            ELLEN ANN REUHL
                                                            COMM PROP
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND              28,446.76          42.05  PERSHING LLC                P.O. BOX 2052
A-CLASS                                                                                 JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                   8,606.38          12.72  FIRST CLEARING, LLC         2501 HAYMAKER RD
                                                            ERMA M HARTLE TTEE          MONROEVILLE PA
                                                            HARTLE FAM TRUST            15146-3507
                             ----------------------------------------------------------------------------------------
                                   8,358.74          12.36  NFSC FEBO                   4 BRANCH AVE
                                                            JOHN E HAYES                LINCOLN  RI 02865
                             ----------------------------------------------------------------------------------------
                                   5,855.53           8.66  SOUTHWEST SECURITIES INC    P.O. BOX 509002
                                                            FBO
                                                            MARIAM E HOLMAN
                                                            SOUTHWEST SECURITIES,
                                                            INC.
                                                            AS IRA CUSTODIAN            DALLAS TX 75250
                             ----------------------------------------------------------------------------------------
                                   4,537.70           6.71  NFS LLC FEBO                JUDY L SMITH
                                                                                        35 SHEA ROAD
                                                            GEORGE G SMITH              CAMBRIDGE  MA 02140
---------------------------------------------------------------------------------------------------------------------
JUNO                           1,425,012.64          15.96  DEAN WITTER FOR THE         LORRAINE STILLWAUGH
A-CLASS                                                     BENEFIT OF                  P.O. BOX 250 CHURCH
                                                                                        STREET STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                               1,325,925.85          14.85  CITIGROUP GLOBAL            333 WEST 34TH STREET - 3RD
                                                            MARKETS INC.                FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                               1,271,634.40          14.24  UBS FINANCIAL               9 AVENUE DE
                                                            SERVICES INC. FBO           BRETEUIL 75007
                                                            LUCIEN S TOUTOUNJI          PARIS  FRANCE
                             ----------------------------------------------------------------------------------------
                                 691,909.44           7.75  FIRST CLEARING, LLC         35 CRYSTAL LN
                                                            LINDSEY RUSTAD &            CUMBERLAND ME
                                                            LOU ZAMBELLO JT TEN         04021-3917
                             ----------------------------------------------------------------------------------------
                                 447,436.98           5.01  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
NOVA                             679,528.32          61.92  CITIGROUP GLOBAL            333 WEST 34TH STREET -
A-CLASS                                                     MARKETS INC.                3RD FLOOR
                                                                                        NEW YORK, NEW YORK 10001
---------------------------------------------------------------------------------------------------------------------
                                 126,664.87          11.54  OPPENHEIMER & CO INC        P.O. BOX 2166
                                                            CUSTODIAN FBO MICHAEL       NEW MILFORD CT 06776
                                                            SUMPLE SEP IRA
---------------------------------------------------------------------------------------------------------------------
PRECIOUS METALS                    2,689.65          44.71  PERSHING LLC                P.O. BOX 2052
A-CLASS                                                                                 JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                   1,328.24          22.08  SOUTHWEST SECURITIES INC    P.O. BOX 509002
                                                            FBO  VOTE RSV LIVING        DALLAS TX 75250
                                                            TRUST RAYMOND VOTE
                                                            SANDRA VOTE TTEE
                             ----------------------------------------------------------------------------------------
                                   1,130.12          18.79  DEAN WITTER FOR THE         P.O. BOX 250 CHURCH STREET
                                                            BENEFIT OF ELAINE M         STATION
                                                            PLANTE REVOCABLE TRUST      NEW YORK, NY 10008-0250
---------------------------------------------------------------------------------------------------------------------
URSA                             286,256.34          21.92  CITIGROUP GLOBAL            333 WEST 34TH STREET - 3RD
A-CLASS                                                     MARKETS INC.                FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                 122,699.39           9.40  UBS FINANCIAL SERVICES      108 SHASTA
                                                            INC. FBO
                                                            PAUL B  LOYD JR             HOUSTON  TX 77024-6914
                             ----------------------------------------------------------------------------------------
                                 115,207.37           8.82  UBS FINANCIAL SERVICES      ISIDORA GOYENECHEA
                                                            INC. FBO                    3642 PISO 7
                                                            LAS BARDENAS CHILE S.A.     LAS CONDES
                                                                                        SANTIAGO  CHILE
                             ----------------------------------------------------------------------------------------
                                 107,772.00           8.25  UBS FINANCIAL SERVICES      C/O ANALYTIC ASSET
                                                            INC. FBO                    MANAGEMNT
                                                            THE COUNTESS* MOIRA         600 THIRD AVE 17TH  FLR
                                                            CHRTBL FDN                  NEW YORK,  NY 10016-1919
                             ----------------------------------------------------------------------------------------
                                 107,268.36           8.21  UBS FINANCIAL SERVICES      P.O. BOX 3321,
                                                            INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO  MR
                                                            MARK E RABBE
                             ----------------------------------------------------------------------------------------
                                  95,620.81           7.32  UBS FINANCIAL SERVICES      14160 DALLAS PKWY, STE 500
                                                            INC. FBO                    DALLAS  TX 75254-7302
                                                            MR CHARLES D WOOD JR.
                                                            SPEC ACCT NO 1
                             ----------------------------------------------------------------------------------------
                                  84,087.39           6.44  NFSC FEBO                   896 MAIN ST
                                                            NFS/FMTC IRA FBO            MANCHESTER,  CT 06040
                                                            REVEREND DOUGLAS P
                                                            CLANCY
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
OTC                               79,535.42          37.04  CAPITAL BANK & TRUST        C/O PLAN PREMIER/FASCORP
A-CLASS                                                     COMPANY FBO VINING          8515 E ORCHARD ROAD, 2T2
                                                            SPARKS IBG, LP 401K         ENGLEWOOD, CO 80111
                                                            PLAN
                             ----------------------------------------------------------------------------------------
                                  28,326.61          13.19  NFSC FEBO                   4 BRANCH AVE
                                                            JOHN E HAYES                LINCOLN  RI 02865
                             ----------------------------------------------------------------------------------------
                                  24,703.56          11.50  MORGAN KEEGAN &             50 NORTH FRONT STREET
                                                            COMPANY, INC.               MEMPHIS, TN 38103
                             ----------------------------------------------------------------------------------------
                                  15,901.44           7.41  PERSHING LLC                JERSEY CITY, NJ 07303-2052
                                                            P.O. BOX 2052
                             ----------------------------------------------------------------------------------------
                                  15,540.56           7.24  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET -
                                                            INC.                        3RD FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                  12,293.07           5.73  FIRST CLEARING, LLC         510 GOLDSMITH RD
                                                            CHARLES A STAHL ROTH IRA    PITTSBURGH PA
                                                            ADVEST INC CUSTODIAN        15237-3703
---------------------------------------------------------------------------------------------------------------------
ARKTOS                            41,532.59          34.76  CITIGROUP GLOBAL            333 WEST 34TH STREET -
A-CLASS                                                     MARKETS INC.                3RD FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                  13,246.83          11.09  A G EDWARDS & SONS INC      1 NORTH JEFFERSON
                                                            FBO DANIEL SALVUCCI         ST LOUIS, MO 63103
                                                            CARL MARTIGNETTI TTEE
                             ----------------------------------------------------------------------------------------
                                  11,866.22           9.93  FIRST CLEARING, LLC         4217 20TH STREET NORTHEAST
                                                            THOMAS A DUCKENFIELD IRA    WASHINGTON DC  20018
                                                            FCC AS CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                   7,689.52           6.44  DEAN WITTER                 WINIFRED RUPERT TTEE
                                                                                        P.O. BOX 250 CHURCH
                                                                                        STREET STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                   7,661.44           6.41  UBS FINANCIAL SERVICES      P.O. BOX 3321,
                                                            INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO          WEEHAWKEN  NJ 07086-8154
                                                            BARBARA JANNY
                             ----------------------------------------------------------------------------------------
                                   6,604.37           5.53  NFS LLC FEBO                JUDY L SMITH
                                                            GEORGE G SMITH              35 SHEA ROAD
                                                                                        CAMBRIDGE  MA 02140
                             ----------------------------------------------------------------------------------------
                                   6,261.09           5.24  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-2052
                             ----------------------------------------------------------------------------------------
                                   6,092.61           5.10  UBS FINANCIAL SERVICES      68 LYMAN ROAD
                                                            INC. FBO                    NORTHAMPTON, MA 01060-4228
                                                            GLASS FAMILY LIMITED
                                                            PARTNERSHIP DATED 12/5/01
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
ENERGY                           119,103.37          65.49  PERSHING LLC                P.O. BOX 2052
A-CLASS                                                                                 JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                  23,754.37          13.06  SOUTHWEST SECURITIES INC    P.O. BOX 509002
                                                            FBO
                                                            RONALD A CHRISMAN           DALLAS TX 75250
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                38,215.78          97.44  PENSON FINANCIAL            1700 PACIFIC AVENUE
                                                                                        SUITE 1400
                                                            SERVICES, INC.
A-CLASS                                                                                 DALLAS  TX 75201
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE                       15,470.85          34.86  SOUTHWEST SECURITIES        P.O. BOX 509002
A-CLASS                                                     INC FBO                     DALLAS TX 75250
                                                            DAVID D RELIHAN
                                                            SOUTHWEST SECURITIES
                                                            INC AS IRA
                                                            ROLLOVER CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                   5,330.83          12.01  BEAR STEARNS SECURITIES     1 METROTECH CENTER NORTH
                                                            CORP.                       BROOKLYN, NY 11201-3859
                             ----------------------------------------------------------------------------------------
                                   3,806.54           8.58  DAVID N FAIRBANKS (RIRA)    13013 N PANORAMA # 111
                                                                                        FOUNTAIN HILLS, AZ 85268
                             ----------------------------------------------------------------------------------------
                                   3,087.61           6.96  NFSC FEBO                   45 CELESTE DRIVE
                                                            SUSAN E GARDNER             RENSSELAER  NY 12144
                             ----------------------------------------------------------------------------------------
                                   2,832.53           6.38  NFS LLC FEBO                JUDY L SMITH
                                                            GEORGE G SMITH              35 SHEA ROAD
                                                                                        CAMBRIDGE  MA 02140
                             ----------------------------------------------------------------------------------------
                                   2,640.70           5.95  GARY COLICK (RIRA)          6841 E ACOMA DR
                                                                                        SCOTTSDALE, AZ 85254
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                         2,963.10          66.41  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
A-CLASS                                                                                 SAN DIEGO, CA  92121-1968
                             ----------------------------------------------------------------------------------------
                                     734.77          16.47  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                     656.67          14.72  GEORGIA K KROUSTALIS        4715 HEARTHSTONE
                                                            OR SPYROS N KROUSTALIS      RD.CLEMMONS, NC 27012
---------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS                    2,885.14          51.91  PERSHING LLC                P.O. BOX 2052
A-CLASS                                                                                 JERSEY CITY,  NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                     989.78          17.81  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO, CA  92121-1968
                             ----------------------------------------------------------------------------------------
                                     876.58          15.77  NFS LLC FEBO                JUDY L SMITH
                                                                                        35 SHEA ROAD
                                                            GEORGE G SMITH              CAMBRIDGE,  MA 02140
                             ----------------------------------------------------------------------------------------
                                     315.96           5.68  A G EDWARDS & SONS C/F      15911 LINNET STREET NW
                                                            PHILIP S GRABER
                                                            IRA ACCOUNT                 ANDOVER MN  55304-2563
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                 34,218.91          88.65  PENSON FINANCIAL            1700 PACIFIC AVENUE
A-CLASS                                                     SERVICES, INC.              SUITE 1400  DALLAS,  TX
                                                                                        75201
---------------------------------------------------------------------------------------------------------------------
LEISURE                              270.82          86.94  UBS FINANCIAL SERVICES      12750 KELLY GREENS BLVD.
A-CLASS                                                     INC. FBO STEVE J.           FORT MYERS,
                                                            PERRI TTEE STEVE J.         FL 33908-5970
                                                            PERRI TRUST U/A DTD
                                                            10/14/1994
                             ----------------------------------------------------------------------------------------
                                      40.67          13.06  PADCO ADVISORS INC.         SUITE 500
                                                            SECTOR FUND ACCOUNT         9601 BLACKWELL ROAD
                                                                                        ROCKVILLE, MD 20850
---------------------------------------------------------------------------------------------------------------------
RETAILING                            404.71          50.43  WILLIAM H BOUGHER           1720 FLORIDA DR
A-CLASS                                                     OR KAREN D BOUGHER          FORT WAYNE, IN 46805
                             ----------------------------------------------------------------------------------------
                                     195.40          24.35  RYAN W GOLDACKER            6717 HURSH RD
                                                                                        FORT WAYNE, IN 46845
                             ----------------------------------------------------------------------------------------
                                      95.69          11.92  PADCO ADVISORS INC.         SUITE 500
                                                            SECTOR FUND ACCOUNT         9601 BLACKWELL ROAD
                                                                                        ROCKVILLE, MD 20850
                             ----------------------------------------------------------------------------------------
                                      44.93           5.60  LEE FELDMAN (IRA)           3100 GAYLORD AVE
                                                                                        PITTSBURGH, PA 15216
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                73.80              93.95  PADCO ADVISORS INC.         SUITE 500
A-CLASS                                                     SECTOR FUND ACCOUNT         9601 BLACKWELL ROAD
                                                                                        ROCKVILLE, MD 20850
                             ----------------------------------------------------------------------------------------
                                   4.76               6.05  CHARLES E TWIGGS (ROTH)     5344 MOUNT VERNON PRESERVE
                                                                                        CT. MURRAYVILLE,
                                                                                        GA 30564
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                     1,898.78          37.44  RBC DAIN RAUSCHER           2119 WASHINGTON LANE SW
A-CLASS                                                     CUSTODIAN                   ROCHESTER MN 55902-2227
                                                            JACQUELINE S PURCELL
                                                            INDIVIDUAL RETIREMENT
                                                            ACCOUNT
                             ----------------------------------------------------------------------------------------
                                   1,858.45          36.64  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                     420.26           8.29  A G EDWARDS & SONS C/F      862 RICHLAND EAST DRIVE
                                                            BEVERLY M HEMPHILL          RICHLAND MS  39218-9532
                                                            SEP IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                     367.48           7.25  RBC DAIN RAUSCHER INC       1916 46TH ST NW
                                                            FBO  COREY M MCGLONE        ROCHESTER  MN  55901
                                                            ELIZABETH A MCGLONE
                                                            JT TEN/WROS
---------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES                    3,410.04          18.19  DEAN WITTER FOR THE         P.O. BOX 250 CHURCH STREET
                                                            BENEFIT OF JAMES HYLAND     STATION NEW YORK,
A-CLASS                                                     TTEE                        NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                   2,797.96          14.93  DAVID N FAIRBANKS (RIRA)    13013 N PANORAMA # 111
                                                                                        FOUNTAIN HILLS, AZ 85268
                             ----------------------------------------------------------------------------------------
                                   1,960.98          10.46  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA  92121-1968
                             ----------------------------------------------------------------------------------------
                                   1,632.92           8.71  RBC DAIN RAUSCHER INC       THE REICH CHILDREN'S TRUST
                                                            FBO  VICTORIA J REICH       U/A DTD 12/24/1990
                                                            SUSAN M MEYER TTEES         875 MELLODY ROAD
                             ----------------------------------------------------------------------------------------
                                   1,078.19           5.75  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
BANKING                            2,064.77          56.91  UBS FINANCIAL SERVICES      P.O. BOX 3321,
A-CLASS                                                     INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO  MARK    WEEHAWKEN  NJ 07086-8154
                                                            E. MILLER
                             ----------------------------------------------------------------------------------------
                                     549.19          15.14  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA  92121-1968
                             ----------------------------------------------------------------------------------------
                                     500.08          13.78  FIRST CLEARING, LLC         RITA MAZZELLA TRUSTEE
                                                            RITA MAZZELLA DEF BENEFIT   DTD 01/01/1999
                                                            PLAN
                             ----------------------------------------------------------------------------------------
                                     411.98          11.36  STIFEL NICOLAUS & CO INC    501 NORTH BROADWAY
                                                            BATTCHER FAMILY REV
                                                            LIVING TR                   ST LOUIS,  MO  63102
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      5,482.46          18.28  SUSANNE S WALKER &          P O BOX 3447
A-CLASS                                                     LANCE WALKER SR JTTEN       WINTER PARK FL  32790-3447
                             ----------------------------------------------------------------------------------------
                                   3,943.72          13.15  PIPER JAFFRAY & CO.         800 NICOLLET MALL
                                                                                        MINNEAPOLIS, MN 55402
                             ----------------------------------------------------------------------------------------
                                   3,371.47          11.24  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY,  NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                   2,749.89           9.17  FIRST CLEARING, LLC         10700 WHEAT FIRST DRIVE
                                                            KRALING FAMILY TRUST        GLEN ALLEN, VA 23060
                                                            ALAN R KRALING TTEE
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                          500.24          43.59  JEROME R MADSON (RIRA)      15013 W. FAIRMOUNT
A-CLASS                                                                                 GOODYEAR, AZ 85338
                             ----------------------------------------------------------------------------------------
                                     383.92          33.45  WILLIAM H BOUGHER           1720 FLORIDA DR
                                                            OR KAREN D BOUGHER          FORT WAYNE, IN 46805
                             ----------------------------------------------------------------------------------------
                                     116.85          10.18  RYAN W GOLDACKER            6717 HURSH RD
                                                                                        FORT WAYNE, IN 46845
                             ----------------------------------------------------------------------------------------
                                     108.46           9.45  PADCO ADVISORS INC.         SUITE 500
                                                            SECTOR FUND ACCOUNT         9601 BLACKWELL ROAD
                                                                                        ROCKVILLE, MD 20850
---------------------------------------------------------------------------------------------------------------------
INTERNET                           2,075.05          93.63  BEAR STEARNS                1 METROTECH CENTER NORTH
A-CLASS                                                     SECURITIES CORP.            BROOKLYN NY 11201-3859
---------------------------------------------------------------------------------------------------------------------
UTILITIES                         11,143.47          30.07  PERSHING LLC                P.O. BOX 2052
A-CLASS                                                                                 JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
                                  10,826.37          29.22  UBS FINANCIAL SERVICES      68 LYMAN ROAD
                                                            INC. FBO                    NORTHAMPTON, MA 01060-4228
                                                            GLASS FAMILY LIMITED
                                                            PARTNERSHIP DATED 12/5/01
                             ----------------------------------------------------------------------------------------
                                   5,420.16          14.63  NFSC FEBO                   792 OCEAN AVE
                                                            NFS/FMTC IRA FBO KIM A      WELLS  ME 04090
                                                            CARBONE
                             ----------------------------------------------------------------------------------------
                                   3,032.29           8.18  PIPER JAFFRAY & CO.         800 NICOLLET MALL
                                                                                        MINNEAPOLIS MN 55402
                             ----------------------------------------------------------------------------------------
                                   2,387.11           6.44  NFS LLC FEBO                35 SHEA ROAD
                                                            NFS/FMTC ROTH IRA FBO       CAMBRIDGE  MA 02140
                                                            GEORGE G SMITH
                             ----------------------------------------------------------------------------------------
                                   1,925.82           5.20  JOHN L BUSENBARK            1333 NORTH LAVEEN DRIVE
                                                            OR LYNN M BUSENBARK         CHANDLER, AZ 85226
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                       15,056.02          73.74  NATIONAL INVESTOR           55 WATER STREET,32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
A-CLASS
                             ----------------------------------------------------------------------------------------
                                   1,411.87           6.92  NFSC                        1632 VIA BARLOVENTO LAKE
                                                            BILLEE L JOHNS TTEE  FBO    SAN MARCOS, CA 92078
                                                            BILLEE L JOHNS TRUST
                                                            U/A 9/18/90
---------------------------------------------------------------------------------------------------------------------
INVERSE SMALL-CAP                 54,075.07          90.20  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
A-CLASS                                                     SERVICES                    NEW YORK,NY 10041
                             ----------------------------------------------------------------------------------------
                                   3,335.34           5.56  FIRST CLEARING, LLC         2502 FOXBRIAR CT
                                                            LINDA SCALISE JACKSON       WEXFORD PA 15090-7813
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE                   90,457.91          69.09  NATIONAL INVESTOR           55 WATER STREET,32ND FLOOR
A-CLASS                                                     SERVICES FBO                NEW YORK NY 10041
                                                            507-80102-11
                             ----------------------------------------------------------------------------------------
                                  38,347.53          29.29  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY,  NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH                 10,6818.60          97.51  NATIONAL INVESTOR           55 WATER STREET, 32ND
A-CLASS                                                     SERVICES                    FLOOR
                                                                                        NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE                     86,793.24          80.34  NATIONAL INVESTOR           55 WATER STREET, 32ND
A-CLASS                                                     SERVICES                    FLOOR
                                                                                        NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                   7,379.74           6.83  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH                    87,610.06          80.78  NATIONAL INVESTOR           55 WATER STREET, 32ND
A-CLASS                                                     SERVICES                    FLOOR
                                                                                        NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  15,054.57          13.88  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
---------------------------------------------------------------------------------------------------------------------
INVERSE MID-CAP                      427.44          34.23  RBC DAIN RAUSCHER INC       C/O FORTUNA ENERGY 203
A-CLASS                                                     FBO                         COLONIAL DR, 101
                                                            JUDY HARDING                HORSEHEADS, NY 14845-0000
                             ----------------------------------------------------------------------------------------
                                     384.25          30.77  INTERSTATE BATTERY          C/O JEAN A KLARE
                                                                                        1011 SOUTH 117TH COURT
                                                            SYSTEM OF OMAHA INC         OMAHA NE 68154-3467
                             ----------------------------------------------------------------------------------------
                                     192.20          15.39  WILLIAM JIBEAULT
                             ----------------------------------------------------------------------------------------
                                     159.76          12.79  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                      85.20           6.82  FIRST CLEARING, LLC SUSAN   7 DORCHESTER DRIVE APT 513
                                                            M RATICA IRA ADVEST INC
                                                            CUSTODIAN
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE                   95,218.57          78.28  NATIONAL INVESTOR           55 WATER STREET, 32ND
A-CLASS                                                     SERVICES                    FLOOR
                                                                                        NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  22,753.34          18.70  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH                   2,599.29          25.33  D. CHRIS LLOYD (ROTH)       P.O. BOX 62
A-CLASS                                                                                 CIMARRON, NM 87714
                             ----------------------------------------------------------------------------------------
                                   2,261.80          22.04  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA  92121-1968
                             ----------------------------------------------------------------------------------------
                                   1,435.22          13.99  A G EDWARDS & SONS INC      1 NORTH JEFFERSON
                                                            MJA FAMILY LIMITED PART     ST LOUIS, MO 63103
                             ----------------------------------------------------------------------------------------
                                   1,383.15          13.48  FIRST CLEARING, LLC         10700 WHEAT FIRST DRIVE
                                                            TRACIE ANN MYHRER           GLEN ALLEN, VA 23060
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
WEAKENING DOLLAR                   4,205.21          98.12  MESIROW FINANCIAL INC       350 NORTH CLARK STREET
A-CLASS                                                     LAWRENCE M COHEN TRUST      CHICAGO IL 60610-4796
---------------------------------------------------------------------------------------------------------------------
STRENGTHENING DOLLAR               368.46            50.68  FIRST CLEARING, LLC         8801 NW 15TH ST
A-CLASS                                                     WALLACE GARDEN              DORAL FL 33172-3027
                             ----------------------------------------------------------------------------------------
                                   190.62            26.22  WELLS FARGO INVESTMENTS     625 MARQUETTE AVE S 13TH
                                                            LLC                         FLOOR
                                                                                        MINNEAPOLIS, MN 55402
                             ----------------------------------------------------------------------------------------
                                                            GEORGIA K KROUSTALIS        4715 HEARTHSTONE
                                   129.81          17.86  OR SPYROS N KROUSTALIS      RD.CLEMMONS, NC 27012
                             ----------------------------------------------------------------------------------------
                                    38.10           5.24  DYNAMIC CAPITAL, LLC        12501 PROSPERITY DR. SUITE
                                                                                        250 SILVER SPRING,
                                                                                        MD 20904-1689
---------------------------------------------------------------------------------------------------------------------
COMMODITIES                        1,642.94          26.31  RBC DAIN RAUSCHER INC       KATHLEEN D KENNEDY
A-CLASS                                                     FBO                         TENANT COMMON
                                                            JOHN W KENNEDY              6513 CYPRESS PNT
                                                                                        PLANO TX 75093
                             ----------------------------------------------------------------------------------------
                                   1,209.82          19.37  BEAR STEARNS SECURITIES     1 METROTECH CENTER NORTH
                                                            CORP.                       BROOKLYN NY 11201-3859
                             ----------------------------------------------------------------------------------------
                                   1,168.31          18.71  RBC DAIN RAUSCHER           190 BLUEWATER
                                                            CUSTODIAN                   HOLLY LAKE RAN TX 75765
                                                            DANIEL J DOLEZAL
                                                            INDIVIDUAL RETIREMENT
                                                            ACCOUNT
                             ----------------------------------------------------------------------------------------
                                   1,058.95          16.96  FIRST CLEARING, LLC         14 TRAILWOOD CIR
                                                            ANTHONY S ALAIMO TTEE       ROCHESTER NY 14618-4812
                                                            ANTHONY S ALAIMO MPP PLAN
                             ----------------------------------------------------------------------------------------
                                     511.14           8.19   RBC DAIN RAUSCHER INC      BRENDA G TABAKA
                                                             FBO                        JT TEN/WROS
                                                             PAUL M TABAKA              14119 MANOR
                                                                                        LEAWOOD KS 66224
                             ----------------------------------------------------------------------------------------
                                     491.70           7.87  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                48,605,837.2          26.91  NATIONAL FINANCIAL          200 LIBERTY STREET
MONEY MARKET                                                SERVICES, LLC.              1 WORLD FINANCIAL CENTER
ADVISOR CLASS                                               FOR THE EXCLUSIVE BENEFIT   NEW YORK, NY 10281
                                                            OF:
                                                            OUR CUSTOMERS
                                                            ATTN.: MUTUAL FUND DEPT.
                                                            (5TH FLR)
                             ----------------------------------------------------------------------------------------
                               23,041,213.7          12.76  TRUST COMPANY OF AMERICA    P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80155
                             ----------------------------------------------------------------------------------------
                               20,445,216.0          11.32  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND           4,531,711.29          40.00  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
ADVISOR CLASS                                               FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                               1,589,259.25          14.03  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 754,573.78           6.66  TRUST COMPANY OF AMERICA
---------------------------------------------------------------------------------------------------------------------
JUNO                           2,635,272.22          35.07  MORGAN STANLEY DW INC       GLORIA A SCHNIEPP
ADVISOR CLASS                                               CUST FOR                    P.O. BOX 250 CHURCH STREET
                                                                                        STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                 586,575.40           7.81  UBS FINANCIAL SERVICES      P.O. BOX 3321,
                                                            INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO  JIM W
                                                            KULP
                             ----------------------------------------------------------------------------------------
                                 380,161.15           5.06  PIPER JAFFRAY & CO.         800 NICOLLET MALL
                                                                                        MINNEAPOLIS MN 55402
---------------------------------------------------------------------------------------------------------------------
NOVA                             367,216.21          15.78  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
ADVISOR CLASS                                               SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                 207,505.54           8.92  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET - 3RD
                                                            INC.                        FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                 150,582.10           6.47  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER CO80217-3736-3736
                             ----------------------------------------------------------------------------------------
                                 138,381.57           5.95  UBS FINANCIAL SERVICES      P.O. BOX 3321,
                                                            INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO  MR
                                                            MICHAEL D. HARRIGAN
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
PRECIOUS METALS                   98,118.85          36.89  FTC & CO                    P.O. BOX 173736
ADVISOR CLASS                                               DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                  83,966.66          31.57  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                  19,747.94           7.43  MORGAN STANLEY DW INC       EDWARD CARCHIA JR
                                                            CUST FOR                    P.O. BOX 250 CHURCH STREET
                                                                                        STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                  18,043.82           6.78  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  16,507.29           6.21  NATIONAL INVESTOR           55 WATER STREET,32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------
URSA                             592,052.29          13.55  UBS FINANCIAL SERVICES      P.O. BOX 3321,
ADVISOR CLASS                                               INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO  MR      WEEHAWKEN NJ 07086-8154
                                                            BRYAN E HOPKINS
                             ----------------------------------------------------------------------------------------
                                 462,721.70          10.59  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET - 3RD
                                                            INC.                        FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                 352,752.17           8.07  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 269,593.17           6.17  RICHMAND
---------------------------------------------------------------------------------------------------------------------
OTC                              473,429.61          11.71  FTC & CO                    P.O. BOX 173736
ADVISOR CLASS                                               DATALYNX                    DENVER, CO 80217-3736-3736
                             ----------------------------------------------------------------------------------------
                                 253,382.24           6.27  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 251,243.61           6.21  TRUST COMPANY OF AMERICA    P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
ARKTOS                            96,381.58          20.14  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
ADVISOR CLASS                                               SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  72,061.73          15.06  A G EDWARDS & SONS INC      1 NORTH JEFFERSON
                                                            ROBERT A GONZAGOWSKI        ST LOUIS, MO 63103
                                                            SARSEP IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                  68,253.46          14.26  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
                             ----------------------------------------------------------------------------------------
                                  64,143.14          13.40  UBS FINANCIAL SERVICES      P.O. BOX 3321,
                                                            INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO          WEEHAWKEN NJ 07086-8154
                                                            WILLIAM H TRIPP
                             ----------------------------------------------------------------------------------------
                                  34,408.00           7.19  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                  34,297.10           7.17  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET - 3RD
                                                            INC.                        FLOOR
                                                                                        NEW YORK, NEW YORK 10001
---------------------------------------------------------------------------------------------------------------------
ENERGY                           38,7980.43          26.20  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
ADVISOR CLASS                                               OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGMENT                   PHOENIX, AZ 85012
                             ----------------------------------------------------------------------------------------
                                 264,219.93          17.84  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                 181,012.34          12.22  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
---------------------------- --------------- -------------- --------------------------- -----------------------------
FINANCIAL SERVICES               945,173.55          38.08  GE FINANCIAL TRUST  /B/O    3200 N CENTRAL AVENUE
ADVISOR CLASS                                               OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGMENT                   PHOENIX, AZ 85012
                             ----------------------------------------------------------------------------------------
                                 801,314.60          32.29  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE                      554,727.55          34.70  GE FINANCIAL TRUST  /B/O    3200 N CENTRAL AVENUE
ADVISOR CLASS                                               OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGMENT                   PHOENIX, AZ 85012
                             ----------------------------------------------------------------------------------------
                                 167,146.24          10.45  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                  80,248.73           5.02  TRUST COMPANY OF AMERICA    7103 S. REVERE PARKWAY
                                                                                        P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                       798,540.95          63.21  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
ADVISOR CLASS                                               OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGMENT                   PHOENIX, AZ 85012
---------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS                   24,386.92          16.69  COUNSEL TRUST CO FBO        235 ST CHARLES WAY, SUITE
ADVISOR CLASS                                               FTJFC                       100
                                                                                        YORK, PA 17402
                             ----------------------------------------------------------------------------------------
                                  20,372.84          13.94  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
                             ----------------------------------------------------------------------------------------
                                  19,322.81          13.22  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                   8,664.46           5.93  A G EDWARDS & SONS INC      1 NORTH JEFFERSON
                                                            WILLIAM J BURKE JR          ST LOUIS, MO 63103
                                                            IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                   8,209.72           5.62  FIRST SOUTHWEST COMPANY     DALLAS, TX 75201-3852
                                                            FBO
                                                            STERLING TRUST CO TTEE
                                                            325 N. ST. PAUL  SUITE 800
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                200,543.64          24.93  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
ADVISOR CLASS                                               CORP                        NEW YORK, NY 10281
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 191,704.09          23.83  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
                                                            OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGEMENT                  PHOENIX, AZ 85012
                             ----------------------------------------------------------------------------------------
                                 177,104.05          22.01  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                  4,7945.50           5.96  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
LEISURE                          333,367.48          33.46  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
ADVISOR CLASS                                               FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 162,302.53          16.29  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 149,733.51          15.03  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
                                                            OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGEMENT                  PHOENIX, AZ 85012
                             ----------------------------------------------------------------------------------------
                                 122,459.83          12.29  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------
RETAILING                        338,271.55          31.14  FTC & CO                    P.O. BOX 173736
ADVISOR CLASS                                               DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                 266,983.41          24.58  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
                                                            OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGEMENT                  PHOENIX, AZ 85012
                             ----------------------------------------------------------------------------------------
                                  77,062.30           7.09  COUNSEL TRUST CO FBO        235 ST CHARLES WAY, SUITE
                                                            FTJFC                       100
                                                                                        YORK, PA 17402
                             ----------------------------------------------------------------------------------------
                                  56,810.88           5.23  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS               57,276.44          28.58   NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
ADVISOR CLASS                                               SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  48,595.09         24.25   COUNSEL TRUST CO FBO        235 ST CHARLES WAY, SUITE
                                                            FTJFC                       100
                                                                                        YORK, PA 17402
                             ----------------------------------------------------------------------------------------
                                  15,131.31          7.55   WELLS FARGO INVESTMENTS     625 MARQUETTE AVE S 13TH
                                                            LLC                         FLOOR
                                                                                        MINNEAPOLIS, MN 55402
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                    32,768.82          25.28  COUNSEL TRUST CO FBO        235 ST CHARLES WAY, SUITE
ADVISOR CLASS                                               FTJFC                       100
                                                                                        YORK, PA 17402
                             ----------------------------------------------------------------------------------------
                                  10,312.89           7.96  TRUST COMPANY OF AMERICA    P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
                             ----------------------------------------------------------------------------------------
                                   8,595.65           6.63  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
---------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES                  34,9548.74          40.77  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
ADVISOR CLASS                                               FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                  83,072.41           9.69  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE,
                                                                                        SAN DIEGO CA 92121-1968
                             ----------------------------------------------------------------------------------------
                                  64,084.73           7.47  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                  43,166.58           5.03  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
                                                            OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGEMENT                  PHOENIX, AZ 85012
---------------------------------------------------------------------------------------------------------------------
BANKING                           66,542.82          26.90  COUNSEL TRUST CO FBO        235 ST CHARLES WAY, SUITE
ADVISOR CLASS                                               FTJFC                       100
                                                                                        YORK, PA 17402
                             ----------------------------------------------------------------------------------------
                                  23,662.25           9.56  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                  13,829.33           5.59  AMERITRADE INC              P.O. BOX 2226
                                                                                        OMAHA, NE 68103-2226
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                    157,793.07          22.05  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
ADVISOR CLASS                                               SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 107,657.38          15.04  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
                             ----------------------------------------------------------------------------------------
                                  85,680.47          11.97  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  64,270.25           8.98  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE          NEW YORK, NY 10281
                                                            BENEFIT OF OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  58,534.50           8.18  TRUST COMPANY OF AMERICA    7103 S. REVERE PARKWAY
                                                                                        P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
                             ----------------------------------------------------------------------------------------
                                  38,514.16           5.38  MORGAN STANLEY DW INC       P.O. BOX 250 CHURCH STREET
                                                            CUST FOR TONI DOYLE         STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                  36,597.22           5.11  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                      897,351.29          63.81  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
ADVISOR CLASS                                               FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 190,411.22          13.54  TRUST COMPANY OF AMERICA    P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
                             ----------------------------------------------------------------------------------------
                                 112,716.01           8.01  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
---------------------------------------------------------------------------------------------------------------------
INTERNET                           7,254.31           8.81  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
ADVISOR CLASS                                               CORP FOR EXCLUSIVE          NEW YORK, NY 10281
                                                            BENEFIT OF OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                   6,588.93           8.00  WELLS FARGO INVESTMENTS     625 MARQUETTE AVE S 13TH
                                                            LLC                         FLOOR
                                                                                        MINNEAPOLIS, MN 55402
                             ----------------------------------------------------------------------------------------
                                   5,813.71           7.06  TRUST COMPANY OF AMERICA    P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
---------------------------------------------------------------------------------------------------------------------
UTILITIES                        102,660.42          18.08  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
ADVISOR CLASS                                               SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  70,458.77          12.41  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
                                                            OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGEMENT                  PHOENIX, AZ 85012
                             ----------------------------------------------------------------------------------------
                                  63,647.81          11.21  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                  44,855.68           7.90  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP EUROPE                  40,125.95          19.01  PERSHING LLC                P.O. BOX 2052
C-CLASS                                                                                 JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                  30,477.70          14.44  FIRST CLEARING, LLC         220 BOYLSTON ST APT 9007
                                                            LINDA SCHWABE IRA  ADVEST   BOSTON, MA 02116-3948
                                                            INC CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                  12,130.63           5.75  NFSC FEBO                   7 ARMOR LANE
                                                            NFS/FMTC ROLLOVER IRA       NORTH EASTON MA 02356
                                                            FBO DAWN MCBRIDE
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP JAPAN                   26,175.36          25.26  FIRST CLEARING, LLC         15742 SPRINGFIELD DR
C-CLASS                                                     ARTHUR R TOUSSAINT (IRA)    SUGAR LAND, TX 77478-7155
                                                            FCC AS CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                  11,307.44          10.91  RBC DAIN RAUSCHER           PELORUS EQUIPMENT INC SEP
                                                            CUSTODIAN                   IRA
                                                            ANN D PRESTON               5 WILSON ROAD-1338
                             ----------------------------------------------------------------------------------------
                                   7,521.77           7.26  MORGAN STANLEY DW INC       THOMAS F WARNER
                                                            CUST FOR                    P.O. BOX 250 CHURCH STREET
                                                                                        STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                   6,489.74           6.26  A G EDWARDS & SONS INC      9 APPLE RIDGE LANE
                                                            C/F                         LITTLETON MA 01460-2232
                                                            WILLIAM J CRONIN JR
                                                            ROLLOVER IRA ACCOUNT
---------------------------------------------------------------------------------------------------------------------
MEKROS                           138,598.21          11.83  KAUFMAN JAY RATION          17548 PALORA STREET
C-CLASS                                                     JAY KAUFMAN TTEE            ENCINO CA 91316-3737
                                                            ELLEN KAUFMAN TTEE
                             ----------------------------------------------------------------------------------------
                                 123,855.32          10.57  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 117,176.60          10.00  KENNETH SEGAL               4 CAMPUS DRIVE
                                                            SUMMIT EQUITIES INC.        PARSIPPANY, NJ 07054
                                                            COLLATERAL
                                                            ACCOUNT FBO KENNETH SEGAL
                             ----------------------------------------------------------------------------------------
                                  86,896.45           7.42  A G EDWARDS & SONS INC      7922 BOZMAN NEAVITT ROAD
                                                            C/F                         BOZMAN MD 21612-9701
                                                            DOROTHY A WHITE
                                                            IRA ACCOUNT
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
MEDIUS                           163,451.43          25.71  FIRST CLEARING, LLC         304 BOLINAS AVENUE
C-CLASS                                                     STEVEN LUDWIG               SAN ANSELMO, CA 94960-2910
                                                            REBECCA LUDWIG  JTWROS
                             ----------------------------------------------------------------------------------------
                                  54,546.89           8.58  A G EDWARDS & SONS INC      10360 REDFIELD DRIVE AMELIA
                                                            C/F                         CRT HS VA 23002-3818
                                                            CARLTON ARCHER
                                                            ROLLOVER IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                  50,254.20           7.91  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  42,241.42           6.64  TRUST COMPANY OF AMERICA    P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                14,838,788.8          10.26  A G EDWARDS & SONS INC C/F  540 LLANO ST.
MONEY MARKET                                                DOUGLAS W. FLEENOR          PASADENA TX 77504-1523-1523
C-CLASS                                                     ROLLOVER IRA ACCOUNT


                             ----------------------------------------------------------------------------------------
                               7,468,663.22           5.16  FIRST CLEARING, LLC JEFF    4811 CAMBRIDGE ST
                                                            MEGNA                       SUGAR LAND TX 77479-3950
                                                            JEANNE MEGNA
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND              57,414.58           5.28  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
C-CLASS                                                     SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  55,716.43           5.13  RESOURCES TRUST COMPANY     P.O. BOX 5900
                                                            FBO DOUGLAS J PARENT        DENVER, CO 80217

---------------------------------------------------------------------------------------------------------------------
JUNO                           7,909,858.91          17.94  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET - 3RD
C-CLASS                                                     INC.                        FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                               4,920,627.04          11.16  FIRST CLEARING, LLC         907 IDA BELLE ST APT 211
                                                            CLARENCE AND LEONA BYMA     SUNNYSIDE, WA 98944-9061
                                                            TRUST
                             ----------------------------------------------------------------------------------------
                               4,816,146.47          10.92  MARIAN M EVERETT            P.O. BOX 250 CHURCH STREET
                                                                                        STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                               4,776,190.06          10.83  A G EDWARDS & SONS INC      6644 LIEBLER ROAD
                                                            C/F                         BOSTON NY 14025-9628
                                                            CAROL A KEESLER
                                                            ROLLOVER IRA ACCOUNT
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
NOVA                             438,061.31          21.18  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET - 3RD
C-CLASS                                                     INC.                        FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                 244,914.10          11.84  FIRST CLEARING, LLC         10700 WHEAT FIRST DRIVE
                                                            PATRICIA L WILLIAMS         GLEN ALLEN, VA 23060
                                                            TRUST
                                                            PATRICIA L WILLIAMS
                             ----------------------------------------------------------------------------------------
                                 221,197.17          10.70  A G EDWARDS & SONS INC FBO  ONE NORTH JEFFERSON
                                                            ALLEN NIEMEYER              ST LOUIS MO 63103-2287-2287
                             ----------------------------------------------------------------------------------------
                                 144,819.95           7.00  MORGAN STANLEY DW INC       WARNEST H PIERCE
                                                            CUST FOR                    P.O. BOX 250 CHURCH STREET
                                                                                        STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                 129,572.39           6.27  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 109,069.38           5.27  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE SAN
                                                                                        DIEGO, CA 92121-1968
---------------------------- --------------- -------------- --------------------------- -----------------------------
PRECIOUS METALS                  120,196.99          21.30  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
C-CLASS                                                     SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 111,757.92          19.81  FIRST CLEARING, LLC         6006 HEATHMOOR LN
                                                            AARON M DOWTY &             HOUSTON TX 77084-6457
                                                            KAREN A DOWTY - JT WROS
                             ----------------------------------------------------------------------------------------
                                  60,577.52          10.74  A G EDWARDS & SONS INC C/F  ROTH ROLLOVER ACCOUNT
                                                            CRAIG P NAKAMURA            ONE NORTH JEFFERSON-2287
                             ----------------------------------------------------------------------------------------
                                  60,279.75          10.68  MORGAN STANLEY DW INC       DOUG BAILEY
                                                            CUST FOR                    P.O. BOX 250 CHURCH STREET
                                                                                        STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                  31,004.91           5.49  NFSC FEBO                   5 STAR LANDSCAPING INC
                                                            NFS/FMTC SIMPLE IRA         FBO JOHN A RAKOUSKAS
                                                                                        55 OLD BAY ROAD
                                                                                        BELCHERTOWN MA 01007
                             ----------------------------------------------------------------------------------------
                                  28,627.47           5.07  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
URSA                             913,691.71          16.58  CITIGROUP GLOBAL MKT
C-CLASS
                             ----------------------------------------------------------------------------------------
                                 586,335.54          10.64  GREENE  DAVID B
                             ----------------------------------------------------------------------------------------
                                 571,316.31          10.37  A G EDWARDS & SONS INC      2590 HUNTERS POINT CT. N
                                                            C/F                         WEXFORD, PA 15090-7988
                                                            DEBORAH J. WATSON
                                                            ROLLOVER IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                 440,666.22           8.00  UBS FINANCIAL SERVICES      P.O. BOX 3321,
                                                            INC. FBO                    1000 HARBOR BLVD
                                                            UBS-FINSVC CDN FBO          WEEHAWKEN NJ 07086-8154
                                                            STEPHEN A SCOTT
                             ----------------------------------------------------------------------------------------
                                  408574.78           7.42  MORGAN STANLEY DW INC       P.O. BOX 250 CHURCH STREET
                                                            CUST FOR CAROLYN Y          STATION
                                                            GOLOBIF                     NEW YORK, NY 10008-0250
---------------------------------------------------------------------------------------------------------------------
OTC                              214,075.11          13.81  A G EDWARDS & SONS INC      1 NORTH JEFFERSON
C-CLASS                                                     FREDERIC L ROHLFING TTEE    ST LOUIS, MO 63103
                                                            FREDERIC L ROHLFING GRTR
                             ----------------------------------------------------------------------------------------
                                 201,910.52          13.02  DEAN WITTER FOR THE         P.O. BOX 250 CHURCH STREET
                                                            BENEFIT OF CHRISTOPHER      STATION
                                                            BRUBAKER
                             ----------------------------------------------------------------------------------------
                                 151,323.75           9.76  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 130,051.83           8.39  FIRST CLEARING, LLC         1334 COLONIAL CT
                                                            DR MELVIN E BENOWITZ IRA    MAMARONECK, NY 10543-4244
                                                            FCC AS CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                  90,055.74           5.81  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET - 3RD
                                                            INC.                        FLOOR
                                                                                        NEW YORK, NEW YORK 10001
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
ARKTOS                           154,774.47          21.12  CITIGROUP GLOBAL MARKETS    333 WEST 34TH STREET - 3RD
C-CLASS                                                     INC.                        FLOOR
                                                                                        NEW YORK, NEW YORK 10001
                             ----------------------------------------------------------------------------------------
                                  61,613.90           8.41  MORGAN STANLEY DW INC.
                                                            FBO
                                                            JOHN C LOUISEAU JTTEN
                                                            TOD
                                                            HARBORSIDE FINANCIAL
                                                            CNTR., PLAZA 3
                                                            JERSEY CITY, NJ 07311
                             ----------------------------------------------------------------------------------------
                                  57,787.41           7.89  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  55,614.44           7.59  A G EDWARDS & SONS INC      5445 ZUMBRA DRIVE
                                                            C/F                         EXCELSIOR MN 55331-7756
                                                            WILLIAM J WILSON
                                                            ROLLOVER IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                  51,290.32           7.00  FIRST CLEARING, LLC         15 HILLCREST AVE
                                                            ZBIGNIEW WORONKO R/O IRA    HAVERHILL MA 01832-4509
                                                            FCC AS CUSTODIAN
---------------------------------------------------------------------------------------------------------------------
ENERGY                           176,039.30          15.24  A G EDWARDS & SONS C/F      10314 DEMOCRACY LANE
C-CLASS                                                     ROBERT S KASS               POTOMAC MD 20854-4034
                                                            ROLLOVER IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                 111,958.21           9.69  FIRST CLEARING, LLC         8255 TOLL HOUSE RD
                                                            JOHN A JOHNSON SIMPLE       ANNANDALE VA 22003-4627
                                                            IRA
                                                            FCC AS CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                 104,306.11           9.03  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  80,190.68           6.94  MORGAN STANLEY DW INC       P.O. BOX 250 CHURCH STREET
                                                            CUST FOR                    STATION
                                                            GARY F RAWNSLEY             NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                  76,321.54           6.61  NFSC FEBO                   FBO KATHLEEN A ESPANET
                                                            NFS/FMTC IRA                50 WESTCOTT ROAD
                                                                                        HOPEDALE MA 01747
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE                       84,540.95          14.05  FIRST CLEARING, LLC         P.O. BOX 2071
C-CLASS                                                     SON HWA CHO LESLIE SEP      AIEA HI 96701-8071
                                                            IRA
                                                            FCC AS CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                  67,172.23          11.16  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  44,362.98           7.37  A G EDWARDS & SONS C/F      56 SUTTON TRAIL
                                                            LARRY C DELUCCA             HOPATCONG NJ 07843-1737
                                                            ROLLOVER IRA ACCOUNT
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                        13,167.10          11.29  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
C-CLASS                                                                                 SAN DIEGO CA 92121-1968
                             ----------------------------------------------------------------------------------------
                                  10,480.30           8.98  FIRST CLEARING CORPORATION  20 PROUTY PARKWAY
                                                            GARY L CLAIRMONT &          SO BURLINGTON VT 05403
                                                            PATRICIA S CLAIRMONT
                             ----------------------------------------------------------------------------------------
                                   9,296.47           7.97  A G EDWARDS & SONS C/F      4 HARPER FERRY COURT
                                                            FREDERICK M. NISULA         MEDFORD, NJ 08055-8603
                                                            IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                   8,569.60           7.35  BEAR STEARNS SECURITIES     1 METROTECH CENTER NORTH
                                                            CORP.                       BROOKLYN, NY 11201-3859
                             ----------------------------------------------------------------------------------------
                                   7,195.01           6.17  NFSC FEBO                   58 ELM ROAD
                                                            NFS/FMTC SEP IRA FBO        BRIARCLIFF MANOR, NY 10510
                                                            HOWARD S CAGAN
                             ----------------------------------------------------------------------------------------
                                   6,269.51           5.37  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
---------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS                   31,564.95          20.30  OFFUTT & LINDA, VIRG
C-CLASS
                             ----------------------------------------------------------------------------------------
                                  22,228.65          14.30  FIRST CLEARING, LLC         10700 WHEAT FIRST DRIVE
                                                            D DELUCA M DELUCA           GLEN ALLEN, VA 23060
                                                            CO-TTEES DELCO PACKAGIN
                             ----------------------------------------------------------------------------------------
                                  17,697.76          11.38  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                 20,002.31          22.05  NFSC                        9331 TOWN PLACE DRIVE
C-CLASS                                                     NFS/FMTC SEP IRA FBO        OWINGS MILLS MD 21117
                                                            EVELYN BRUNNER
                             ----------------------------------------------------------------------------------------
                                  11,760.23          12.96  A G EDWARDS & SONS C/F      10 JEFFERSON DR
                                                            ROBERT HAMM                 MERRIMACK NH 03054-2416
                                                            IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                   5,502.71           6.07  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                   5,077.72           5.60  FIRST CLEARING, LLC         20 HIDDEN GLEN RD
                                                            MICHAEL H FRIEDMAN          SCARSDALE NY 10583-1229
                             ----------------------------------------------------------------------------------------
                                   4,718.98           5.20  SOUTHWEST SECURITIES INC    P.O. BOX 509002
                                                            FBO                         DALLAS TX 75250
                                                            OWEN WAYNE SILL
                                                            & WANDA LOU SILLJTWROS
---------------------------------------------------------------------------------------------------------------------
LEISURE                           12,305.54          13.49  SOUTHWEST SECURITIES INC    P.O. BOX 509002
C-CLASS                                                     FBO                         DALLAS TX 75250
                                                            PAULA JEAN LEFFMANN
                                                            TRUST
                                                            PAULA JEAN LEFFMANN
                                                            AMENDED  FEB 10, 2003
                             ----------------------------------------------------------------------------------------
                                   5,270.25           5.78  FIRST CLEARING, LLC         3 BYRON RD
                                                            DENNIS P RODANO SR IRA      N CALDWELL, NJ 07006-4203
                                                            FCC AS CUSTODIAN
                             ----------------------------------------------------------------------------------------
                                   5,162.75           5.66  AG EDWARDS & SONS C/F       P.O. BOX 1386
                                                            PAUL FORTINI DECD IRA FBO   DUXBURY MA 02331-1386
                                                            KENNETH FORTINI
                                                            BENEFICIARY ACCOUNT
---------------------------------------------------------------------------------------------------------------------
RETAILING                         74,890.07          33.10  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
C-CLASS                                                     SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  12,680.98           5.60  FIRST CLEARING CORPORATION  20 PROUTY PARKWAY
                                                            GARY L CLAIRMONT &          SO BURLINGTON, VT 05403
                                                            PATRICIA S CLAIRMONT
                             ----------------------------------------------------------------------------------------
                                  12,644.20           5.59  OPPENHEIMER & CO INC.       125 BROAD STREET
                                                            FBO                         NEW YORK, NY 10004
                                                            HENRY J CIBOROWSKI
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS C-CLASS        16,725.46          19.76  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                  10,669.69          12.61  FERRIS, BAKER WATTS, INC    251 MANOR ROAD
                                                            BARRY REPKO IRA             WEXFORD PA 15090-8701
                             ----------------------------------------------------------------------------------------
                                   5,744.22           6.79  NFSC FEBO                   WAYMATIC INC PENPL & TR
                                                            MIKE EASTERWOOD TTEE        P.O. BOX 5320
                                                                                        SOUTH FULTON TN 38257
                             ----------------------------------------------------------------------------------------
                                   4,733.49           5.59  FIRST CLEARING, LLC         322 SLEEPY HOLLOW FARM RD
                                                            MICHAEL PRESCOTT IRA        WARWICK RI 02886-0409
                                                            ADVEST INC CUSTODIAN
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                     7,684.10          20.34  SHIRLEY J KIRSHNER          6800 W. CENTRAL AVE G-2
C-CLASS                                                                                 TOLEDO, OH 43617-1164
                             ----------------------------------------------------------------------------------------
                                   4,363.17          11.55  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                   3,631.24           9.61  FIRST CLEARING CORPORATION  20 PROUTY PARKWAY
                                                            GARY L CLAIRMONT &          SO BURLINGTON, VT 05403
                                                            PATRICIA S CLAIRMONT
                             ----------------------------------------------------------------------------------------
                                   2,643.03           7.00  BEAR STEARNS SECURITIES     1 METROTECH CENTER NORTH
                                                            CORP.                       BROOKLYN, NY 11201-3859
---------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES                   58,073.20          14.43  FIRST CLEARING, LLC         10700 WHEAT FIRST DRIVE
C-CLASS                                                     FRANK D'ANNOLFO IRA         GLEN ALLEN, VA 23060
                             ----------------------------------------------------------------------------------------
                                  47,494.31          11.80  A G EDWARDS & SONS INC      1 NORTH JEFFERSON
                                                            WILLY K FRANK &             ST LOUIS, MO 63103
                                                            MARGRIT H FRANK
                             ----------------------------------------------------------------------------------------
                                  21,902.65           5.44  CORDANOF
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
BANKING                           12,826.55          14.02  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
C-CLASS                                                     SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  11,452.95          12.52  NFSC FEBO                   214 HURTVILLE LANE
                                                            NFS/FMTC ROLLOVER IRA FBO   REEDS SPRING, MO 65737
                                                            DAVID C LAURIN
                             ----------------------------------------------------------------------------------------
                                   7,483.54           8.18  J.J.B.HILLIARD,W.L.LYONS,INC501 S. 4TH STREET
                                                            ANDREW M TAIT AND           LOUISVILLE KY 40202
                             ----------------------------------------------------------------------------------------
                                   6,050.23           6.61  THE CROSSING CHURCH         P.O. BOX 10
                                                            ATTN: PAUL BERSCHE          FARMINGTON, MI 48332-0010
                             ----------------------------------------------------------------------------------------
                                   4,585.69           5.01  A G EDWARDS & SONS C/F      7844 AKRON RD RTE 93
                                                            JAMES E BROWN               LOCKPORT NY 14094-9311
                                                            IRA ACCOUNT
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                     28,946.28          10.88  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
C-CLASS                                                     SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  24,767.86           9.31  FIRST CLEARING, LLC         352 BEACON STREET
                                                            SUZANNE M CHAPMAN CUST      BOSTON MA 02116-1019
                                                            JOHN WYATT CHAPMAN
                             ----------------------------------------------------------------------------------------
                                  22,550.98           8.47  HARDING  ER INC.            P.O. BOX 1476
                                                                                        BALTIMORE, MD 21202
                             ----------------------------------------------------------------------------------------
                                  15,968.21           6.00  CASTNER AND JAMES
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                       4,0486.20          19.60  RBC DAIN RAUSCHER           9913 COLONY ROAD
C-CLASS                                                     CUSTODIAN                   FAIRFAX, VA 22030-1842
                                                            JAMIE CONIGLIO INDIVIDUAL
                                                            RETIREMENT ACCOUNT
                             ----------------------------------------------------------------------------------------
                                  24,452.18          11.84  A G EDWARDS & SONS C/F      27 MALVINA LANE
                                                            JOYCE E JONES               NEWARK DE 19713-1811
                                                            ROLLOVER IRA ACCOUNT
                             ----------------------------------------------------------------------------------------
                                  17,534.24           8.49  FIRST CLEARING CORPORATION  20 PROUTY PARKWAY
                                                            GARY L CLAIRMONT &          SO BURLINGTON VT 05403
                                                            PATRICIA S CLAIRMONT
                             ----------------------------------------------------------------------------------------
                                  15,502.73           7.50  FAHNESTOCK & CO. INC.       210 WEST 101 STREET #7H NEW
                                                            OPPENHEIMER & COINC         YORK, NY 10025
                                                            CUSTODIAN
                                                            FBO YEHUDA FISHMAN IRA
                             ----------------------------------------------------------------------------------------
                                  14,766.52           7.15  SOUTHWEST SECURITIES INC    P.O. BOX 509002
                                                            FBO                         DALLAS TX 75250
                                                            PATRICIA E ALLEN
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
INTERNET                          16,762.79          28.17  DEAN WITTER FOR THE         P.O. BOX 250 CHURCH STREET
C-CLASS                                                     BENEFIT OF                  STATION
                                                            J DROTOS & J DROTOS         NEW YORK, NY 10008-0250
                                                            CO-TTEE
                             ----------------------------------------------------------------------------------------
                                   6,438.69          10.82  UBS FINANCIAL SERVICES      9441 LBJ FREEWAY SUITE 605
                                                            INC. FBO                    DALLAS TX 75243-4636
                                                            PAUL B MASON
                                                            DOROTHY M MASON TEN COMM
                             ----------------------------------------------------------------------------------------
                                   4,575.30           7.69  BEAR STEARNS SECURITIES     1 METROTECH CENTER NORTH
                                                            CORP.                       BROOKLYN NY 11201-3859
                             ----------------------------------------------------------------------------------------
                                   4,009.77           6.74  FAHNESTOCK & CO. INC.  FBO  NEW YORK, NY 1000418
                                                            FAHNESTOCK & CO INC         CUSHNOC LANE BRUNSWICK, ME
                                                            CUSTODIAN                   04011
                                                            FBO HEIDI M GANNON IRA
                             ----------------------------------------------------------------------------------------
                                   3,980.21           6.69  FIRST CLEARING CORPORATION  20 PROUTY PARKWAY
                                                            GARY L CLAIRMONT &          SO BURLINGTON, VT 05403
                                                            PATRICIA S CLAIRMONT
---------------------------------------------------------------------------------------------------------------------
UTILITIES                         4,4261.23          11.78  NFSC                        FBO RALPH CONDIS
C-CLASS                                                     NFS/FMTC ROTH IRA           44 MOORE AVENUE
                                                                                        DUMONT NJ 07628
                             ----------------------------------------------------------------------------------------
                                  4,2774.59          11.38  FIRST CLEARING, LLC FRANK   10700 WHEAT FIRST DRIVE
                                                            D'ANNOLFO IRA               GLEN ALLEN, VA 23060
                             ----------------------------------------------------------------------------------------
                                  3,4774.84           9.26  NFS LLC FEBO                JANET R PUTKO
                                                            EUGENE S PUTKO              6 HANOVER RIDGE RD
                                                                                        BROOKFIELD, CT 06804
                             ----------------------------------------------------------------------------------------
                                  30,886.42           8.22  CARTER, PHILIP L
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                        7,165.46          10.34  CONLEY, JUDITH C
C-CLASS
                             ----------------------------------------------------------------------------------------
                                   4,741.12           6.84  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                   3,825.35           5.52  RESOURCES TRUST COMPANY     P.O. BOX 5900
                                                            FBO DOUGLAS J PARENT        DENVER, CO 80217

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
INVERSE SMALL-CAP                 15,552.78          36.62  BEAR STEARNS SECURITIES     1 METROTECH CENTER NORTH
C-CLASS                                                     CORP.                       BROOKLYN, NY 11201-3859
                             ----------------------------------------------------------------------------------------
                                   5,840.91          13.75  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE SAN
                                                                                        DIEGO, CA 92121-1968
                             ----------------------------------------------------------------------------------------
                                   3,057.79           7.20  RHODES TTEE, DARREL
                             ----------------------------------------------------------------------------------------
                                   2,716.64           6.40  H&R BLOCK FINANCIAL         THE DIME BUILDING
                                                            ADVISORS                    719 GRISWOLD STREET, STE
                                                                                        1700
                                                                                        DETROIT, MI 48226
                             ----------------------------------------------------------------------------------------
                                   2,416.12           5.69  NFSC                        GAIL ANDREA SPAGNOLI
                                                            ROBERT ANTHONY SPAGNOLI     224 DORADO CT N
                                                                                        MIDDLE ISLAND NY 11953
                             ----------------------------------------------------------------------------------------
                                   2,309.35           5.44  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE                    8,316.94           9.72  SOUTHWEST SECURITIES INC    P.O. BOX 509002
C-CLASS                                                     FBO                         DALLAS TX 75250
                                                            JOHN PATRICK SHIFFER
                                                            SOUTHWEST SECURITIES,
                                                            INC.
                                                            AS IRA ROLLOVER CUSTODIAN
---------------------------------------------------------------------------------------------------------------------
                                   5,764.82           6.73  PALMER ,KATHY J
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH                  15,426.74          32.45  NFSC                        FBO DONALD P JOHNSTON
C-CLASS                                                     NFS/FMTC ROLLOVER IRA       106 STEWART ST
                                                                                        FREEPORT PA 16229
                             ----------------------------------------------------------------------------------------
                                   3,333.07           7.01  LEGG MASON WOOD WALKER      P.O. BOX 1476
                                                            INC.                        BALTIMORE, MD 21202
                             ----------------------------------------------------------------------------------------
                                   2,892.35           6.08  THE CROSSING CHURCH         P.O. BOX 10
                                                            ATTN: PAUL BERSCHE          FARMINGTON, MI 48332-0010
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE                     25,857.05           7.71  CELIA EVERSON TRUST         2411 RIVIERA DR
C-CLASS                                                     DAVID OWEN TRUSTEE          MIRAMAR, FL 33023
                                                            DTD 4/8/1991
                             ----------------------------------------------------------------------------------------
                                  24,145.29           7.20  PALMER ,KATHY J
---------------------------------------------------------------------------------------------------------------------
INVERSE MID-CAP                      523.71          15.82  FIRST CLEARING, LLC         10 BIRCHLANE
C-CLASS                                                     CATHERINE RENNHACK          COLTS NECK NJ 07722-2018
                             ----------------------------------------------------------------------------------------
                                     493.29          14.90  THE ELAINE ANITA SCHOCH     948 DARLENE CT.
                                                            LIVING TRUST  ELAINE        UPLAND, CA 91784
                                                            ANITA SCHOCH TTEE
                                                            DTD 9/25/02
                             ----------------------------------------------------------------------------------------
                                     314.44           9.50  E. DREWRY POLLARD III       1535 N COGSWELL ST.
                                                                                        SUITE C15
                                                                                        ROCKLEDGE, FL 32955
                             ----------------------------------------------------------------------------------------
                                     300.53           9.08  ROBERT R SMEDLEY (RIRA)     790 HAWKSBILL ISLAND DR
                                                                                        SATELLITE BEACH, FL 32937
                             ----------------------------------------------------------------------------------------
                                     202.52           6.12  A G EDWARDS & SONS INC      ONE NORTH JEFFERSON
                                                            FBO                         ST LOUIS MO 63103-2287
                                                            JAMES P REILLY
                             ----------------------------------------------------------------------------------------
                                     200.45           6.06  E TRADE CLEARING LLC        IRA CUSTODIAN
                                                                                        P.O. BOX 989030
                                                                                        WEST SACRAMENTO CA
                                                                                        95798-9030
                             ----------------------------------------------------------------------------------------
                                     190.46           5.75  RICHARD HIPSKY (RIRA)       208 MARBLE VIEW DRIVE
                                                                                        KINGSTON, TN 37763
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH                  10,092.73           8.38  SOUTHWEST SECURITIES INC    P.O. BOX 509002
C-CLASS                                                     FBO                         DALLAS TX 75250
                                                            L SCOTT POOL
                                                            SOUTHWEST SECURITIES,
                                                            INC.
                                                            AS SEP CUSTODIAN
---------------------------------------------------------------------------------------------------------------------
WEAKENING DOLLAR                     994.19          33.37  RESOURCES TRUST COMPANY     717 17TH ST STE 1700
C-CLASS                                                     FBO GWENDOLYN YOUNG GIBBS   DENVER, CO 80202
                             ----------------------------------------------------------------------------------------
                                     609.82          20.47  GARY W LYNN (SEP)           1162 EQUESTRIAN DRIVE
                                                                                        SOUTH LYON, MI 48178
---------------------------------------------------------------------------------------------------------------------
STRENGTHENING DOLLAR              45,277.93          90.70  TRUST COMPANY OF AMERICA    P.O. BOX 6503
C-CLASS                                                                                 ENGLEWOOD, CO 80155
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
COMMODITIES                        7,274.17          27.87  FIRST CLEARING, LLC         688 COUNTRY CLUB DR EGG
C-CLASS                                                     ROBERT J FELBINGER  TOD     HARBOR CY, NJ 08215-5102
                                                            ACCT
                             ----------------------------------------------------------------------------------------
                                   2,914.21          11.17  SOUTHWEST SECURITIES INC    P.O. BOX 509002
                                                            FBO                         DALLAS TX 75250
                                                            ANNETTE BIGGINS REVOCABLE
                                                            TRUST
                                                            ANNETTE BIGGINS TTEE
                                                            UAD MAR 24, 1998
                             ----------------------------------------------------------------------------------------
                                   2,211.13           8.47  AMERITRADE INC              P.O. BOX 2226
                                                                                        OMAHA NE 68103-2226-2226
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP EUROPE                 778,148.55          28.47  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 535,284.46          19.58  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 350,465.34          12.82  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                 142,773.03           5.22  SCOTTRADE INC (FBO)         P O BOX 31759
                                                            SANDRA HEINKE ROLLOVER      ST LOUIS MO 63131-0759
                                                            IRA
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP JAPAN                  161,464.10          21.33  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                  71,435.46           9.44  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  65,929.20           8.71  DEAN WITTER FOR THE         CAROLYN OTTER CUST FOR
                                                            BENEFIT OF                  P.O. BOX 250 CHURCH STREET
                                                                                        STATION
                                                                                        NEW YORK, NY 10008-0250
                             ----------------------------------------------------------------------------------------
                                  50,475.80           6.67  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                  42,517.13           5.62  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                  42,167.63           5.57  MERRILL LYNCH  FENNER &     4800 DEER LAKE DRIVE E, 3RD
                                                            SMITH                       FLOOR
                                                            FINANCIAL DATA SERVICES     JACKSONVILLE, FL 32246
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
MEKROS                           801,627.50          17.36  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
H-CLASS                                                     CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 373,439.34           8.09  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                 291,219.67           6.31  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
                                                            FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
---------------------------------------------------------------------------------------------------------------------
MEDIUS                           430,136.56          20.44  FTC & CO                    P.O. BOX 173736
H-CLASS                                                     DATALYNX                    DENVER, CO 80217-3736-3736
                             ----------------------------------------------------------------------------------------
                                 238,816.21          11.35  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 152,672.04           7.26  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                      569,376.31          29.86  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
H-CLASS                                                     CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 518,523.33          27.19  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                  164562.54           8.63  NATIONAL INVESTOR           55 WATER STREET,32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------
INVERSE SMALL-CAP                279,909.57          38.66  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
H-CLASS                                                     SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                  99,141.14          13.69  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  42,303.38           5.84  PERSHING LLC                JERSEY CITY, NJ 07303-9998
                                                            P.O. BOX 2052
                             ----------------------------------------------------------------------------------------
                                  38,901.52           5.37  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE SAN
                                                                                        DIEGO, CA 92121-1968
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE                1,386,059.26          60.87  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 293,716.22          12.90  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 166,058.44           7.29  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH               1,659,428.10          61.96  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 473,661.43          17.69  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 149,073.57           5.57  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
---------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE                  3,290,968.13          64.42  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 675,780.92          13.23  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 256,946.84           5.03  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
---------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH                 1,506,741.74          65.41  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 450,164.59          19.54  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 189,020.89           8.21  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
INVERSE MID-CAP                   21,079.79          18.44  PERSHING LLC                P.O. BOX 2052
H-CLASS                                                                                 JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                  13,079.29          11.44  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                  12,376.20          10.83  TRUST COMPANY OF AMERICA    P.O. BOX 6503
                                                                                        ENGLEWOOD, CO 80112
                             ----------------------------------------------------------------------------------------
                                   8,562.91           7.49  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                   7,430.46           6.50  MERRILL LYNCH  FENNER &     4800 DEER LAKE DRIVE E, 3RD
                                                            SMITH                       FLOOR
                                                            FINANCIAL DATA SERVICES     JACKSONVILLE, FL 32246
                             ----------------------------------------------------------------------------------------
                                   7,024.09           6.15  A G EDWARDS & SONS INC      IRA ACCOUNT
                                                            C/F                         ONE NORTH JEFFERSON
                                                            NEAL N NUSHART              ST LOUIS MO 63103-2287
                             ----------------------------------------------------------------------------------------
                                   6,319.73           5.53  FIRST CLEARING, LLC         4171 ESSEN LN STE 450 BATON
                                                            MILFORD WAMPOLD III         ROUGE LA 70809
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE                1,081,661.12          56.04  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 225,208.01          11.67  NATIONWIDE INSURANCE CO,    P.O. BOX 182029
                                                            QPVA                        COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 212,763.26          11.02  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH                 983,944.47          56.08  NATIONWIDE TRUST COMPANY,   P.O. BOX 182029
H-CLASS                                                     FSB                         COLUMBUS, OH 43218-2029
                                                            C/O: IPO PORTFOLIO
                                                            ACCOUNTING
                             ----------------------------------------------------------------------------------------
                                 404,554.60          23.06  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736-3736
                             ----------------------------------------------------------------------------------------
                                 139,235.77           7.94  TRUST COMPANY OF AMERICA
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
WEAKENING DOLLAR                  52,609.77          26.32  PERSHING LLC                P.O. BOX 2052
H-CLASS                                                                                 JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                  42,483.01          21.25  DYNAMIC CAPITAL, LLC        12501 PROSPERITY DR. SUITE
                                                                                        250
                                                                                        SILVER SPRING, MD 20904-1689
                             ----------------------------------------------------------------------------------------
                                  29,898.52          14.96  LARRY J TRAUB  (403-B)      4271 PROVIDENCE POINT DR SE
                                                                                        ISSAQUAH, WA 98029
                             ----------------------------------------------------------------------------------------
                                  17,978.64           8.99  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  10,353.98           5.18  LETA D TRAUB  (403-B)       4271 PROVIDENCE POINT DR SE
                                                                                        ISSAQUAH, WA 98029
---------------------------- --------------- -------------- --------------------------- -----------------------------
STRENGTHENING DOLLAR             289,482.53          41.31  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
H-CLASS                                                     CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 230,127.25          32.84  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  57,395.19           8.19  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                  37,666.90           5.38  DYNAMIC CAPITAL, LLC        12501 PROSPERITY DR. SUITE
                                                                                        250
                                                                                        SILVER SPRING, MD 20904-1689
                             ----------------------------------------------------------------------------------------
                                  35,934.84           5.13  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
---------------------------------------------------------------------------------------------------------------------
COMMODITIES                       37,273.50          30.79  DYNAMIC CAPITAL, LLC        12501 PROSPERITY DR. SUITE
H-CLASS                                                                                 250
                                                                                        SILVER SPRING, MD 20904-1689
                             ----------------------------------------------------------------------------------------
                                  11,264.97           9.31  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
                             ----------------------------------------------------------------------------------------
                                  11,080.05           9.15  DAVID M GLASSMAN            3055 HARBOR DRIVE #1101
                                                            INTERVIVOS                  FORT LAUDERDALE, FL 33316
                                                            DEC OF TRUST DTD
                                                            04/10/1974
                                                            DAVID M GLASSMAN, TRUSTEE
                             ----------------------------------------------------------------------------------------
                                   9,227.37           7.62  TRISTAN SAVATIER            25 BAKER ST, #4
                                                                                        SAN FRANCISCO, CA 94117
                             ----------------------------------------------------------------------------------------
                                   6,081.99           5.02  PADCO 401(k)                11710 OLD GEORGETOWN RD
                                                            FBO: JOE SCHAFFER           UNIT 828
                                                                                        NORTH BETHESDA, MD 20852
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                 102,934,299           9.73  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
MONEY MARKET                                                CORP                        NEW YORK, NY 10281-9999
INVESTOR CLASS                                              FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND             597,079.49          22.28  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 208,568.84           7.78  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
---------------------------------------------------------------------------------------------------------------------
JUNO                           1,612,5436.9          24.18  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                               11,330,346.4          16.99  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281
                                                            EXCLUSIVE BENEFIT OF OUR
                                                            CUSTOMERS
                                                            SAL VELLA
                             ----------------------------------------------------------------------------------------
                               5,492,342.67           8.24  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                               5,431,697.00           8.15  MERRILL LYNCH  FENNER &     4800 DEER LAKE DRIVE E, 3RD
                                                            SMITH                       FLOOR
                                                            FINANCIAL DATA SERVICES     JACKSONVILLE, FL 32246
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
NOVA                           1,387,944.84          22.38  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR                    NEW YORK, NY 10281-9999
                                                            EXCLUSIVE BENEFIT OF
                                                            OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 844,520.87          13.62  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                 438,815.65           7.08  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736-3600
                             ----------------------------------------------------------------------------------------
                                 367,886.05           5.93  DONALDSON LUFKIN JENRETTE   P. O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
---------------------------------------------------------------------------------------------------------------------
PRECIOUS METALS                  874,839.50          16.74  STERLINGWORTH, LLC
INVESTOR CLASS
                             ----------------------------------------------------------------------------------------
                                 561,141.55          10.74  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP                        NEW YORK, NY 10281-9999
                                                            FOR EXCLUSIVE BENEFIT OF
                                                            OUR
                                                            CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 491,213.09           9.40  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 403,178.65           7.71  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                 397,211.64           7.60  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
URSA                            9326,544.96          22.86  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                               7,870,772.31          19.29  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                               4,115,020.74          10.08  OMNIBUS ACCOUNT             P.O. BOX 9130
                                                            C/O INVESTORS BANK & TRUST  FPG90
                                                                                        BOSTON, MA 02117-9130
                             ----------------------------------------------------------------------------------------
                               3,382,534.90           8.29  DONALDSON LUFKIN JENRETTE   P. O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
---------------------------------------------------------------------------------------------------------------------
OTC                            27,806,660.8          32.34  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                               16,033,497.9          18.65  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                               8,084,727.38           9.40  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            PERSHING DIVISION           JERSEY CITY, NJ 07303
                                                            ATTN:MUTUAL FDS,7TH FLOOR
                             ----------------------------------------------------------------------------------------
                               7,287,451.12           8.48  GE Financial Trust  /B/O    3200 N CENTRAL AVENUE
                                                            OMNIBUS/CENTURION CAPITAL   6TH FLOOR
                                                            MANAGMENT                   PHOENIX, AZ 85012
---------------------------------------------------------------------------------------------------------------------
ARKTOS                         1,590,870.78          19.82  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                               1,156,921.37          14.41  OMNIBUS ACCOUNT             P.O. BOX 9130
                                                            C/O INVESTORS BANK & TRUST  FPG90 BOSTON, MA 02117-9130
                             ----------------------------------------------------------------------------------------
                               1,097,347.95          13.67  SCHWAB SPECIAL CUSTODY      ATTN: MUTUAL FUNDS TEAM E
                                                            ACCOUNT - REINV             101 MONTGOMERY STREET
                                                            FOR BENEFIT OF CUSTOMERS    SAN FRANCISCO, CA 94104-4122
                             ----------------------------------------------------------------------------------------
                                 958,922.55          11.95                              P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
ENERGY                         1,829,237.54          25.38  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE          NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                               1,727,476.74          23.97  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                               1,223,673.57          16.98  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                 364,292.27           5.05  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES               117,578.15          16.59  FTC & CO                    P.O. BOX 173736
INVESTOR CLASS                                              DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                 102,021.51          14.39  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 100,492.09          14.18  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE          NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  68,307.01           9.64  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE                    2,887,489.89          43.68  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                               1,132,346.55          17.13  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                                 773,491.40          11.70  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 428,313.91           6.48  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------
                                 357,094.14           5.40  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                     1,032,370.13          39.91  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                                 799,680.81          30.91  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                 310,380.51          12.00  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968-6717
---------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS                  149,786.99          17.60  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                                 131,823.72          15.49  ROBERT M SHAW (SEP)         1535 MINT SPRINGS RD
                                                                                        CROZET, VA 22932
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                240,441.26          54.43  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                  65,988.10          14.94  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                                  33,270.50           7.53  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
---------------------------------------------------------------------------------------------------------------------
LEISURE                           69,646.78          29.37  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
---------------------------------------------------------------------------------------------------------------------
                                  40,025.79          16.88  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
                             ----------------------------------------------------------------------------------------
                                  15,707.95           6.62  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                  13,167.66           5.55  LPL FINANCIAL SERVICES      9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1968
---------------------------------------------------------------------------------------------------------------------
RETAILING                        274,133.05          25.49  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
INVESTOR CLASS                                              SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                 104,293.50           9.70  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                 100,657.72           9.36  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE BENEFIT  NEW YORK, NY 10281-9999
                                                            OF OUR CUSTOMERS RUSS
                                                            LENNON
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS               375,603.75          34.39  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR                    NEW YORK, NY 10281-9999
                                                            EXCLUSIVE BENEFIT OF
                                                            OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 366,889.32          33.59  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736-3736
                             ----------------------------------------------------------------------------------------
                                  96,295.13           8.82  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                    99,375.60          27.27  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                  88,595.91          24.31  PERSHING LLC                P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998
                             ----------------------------------------------------------------------------------------
                                  35,630.35           9.78  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE          NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  19,774.19           5.43  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES                1,017,600.10          30.15  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE          NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 356,598.58          10.56  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                 219,879.98           6.51  DONALDSON LUFKIN JENRETTE   P. O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 180,993.14           5.36  FTC & CO DATALYNX           P. O. BOX 173736
                                                            ATTN: DATALYNX # 00703      DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
BANKING                           87,115.12          14.06  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE          NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  79,961.01          12.91  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  61,481.58           9.92  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
                                                            SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                  33,143.94           5.35  ARBOR PLACE LIMITED         P.O. BOX 986
                                                            PARTNERSHIP                 SALEM, MA 01970
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                  1,772,788.43          28.42  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                               1,467,427.50          23.52  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE          NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 495,300.87           7.94  DONALDSON LUFKIN JENRETTE   P.O. BOX 2052
                                                            SECURITIES CORPORATION      JERSEY CITY, NJ 07303-9998
                                                            INC.
                             ----------------------------------------------------------------------------------------
                                 316,601.71           5.08  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE
    FUND NAME AND SHARE        NUMBER OF        OF FUND         NAME OF BENEFICIAL         ADDRESS OF BENEFICIAL
           CLASS                 SHARES         SHARES                OWNER                        OWNER
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                      841,742.86          21.07  SCHWAB                      ATTN: MUTUAL FUNDS TEAM E
INVESTOR CLASS                                              SPECIAL CUSTODY ACCOUNT -   101 MONTGOMERY STREET
                                                            REINV                       SAN FRANCISCO, CA 94104-4122
                                                            FOR BENEFIT OF CUSTOMERS
                             ----------------------------------------------------------------------------------------
                                 726,101.16          18.17  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736
                             ----------------------------------------------------------------------------------------
                                 693,039.60          17.34  NATIONAL FINANCIAL SVCS       200 LIBERTY STREET
                                                            CORP FOR EXCLUSIVE            NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
---------------------------------------------------------------------------------------------------------------------
INTERNET                          62,169.64          31.24  NATIONAL FINANCIAL SVCS     200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE          NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                  20,000.87          10.05  NATIONAL INVESTOR           55 WATER STREET, 32ND FLOOR
                                                            SERVICES                    NEW YORK NY 10041
                             ----------------------------------------------------------------------------------------
                                  14,513.79           7.29  MESIROW FINANCIAL INC       350 NORTH CLARK STREET
                                                            CAPITAL PRESERVATION FUND   CHICAGO IL 60610-4796
                                                            LP
---------------------------------------------------------------------------------------------------------------------
UTILITIES                        830,752.41          37.14  NATIONAL FINANCIAL SVCS       200 LIBERTY STREET
INVESTOR CLASS                                              CORP FOR EXCLUSIVE            NEW YORK, NY 10281-9999
                                                            BENEFIT OF OUR CUSTOMERS
                                                            RUSS LENNON
                             ----------------------------------------------------------------------------------------
                                 245,231.11          10.96  FTC & CO                    P.O. BOX 173736
                                                            DATALYNX                    DENVER, CO 80217-3736-3736
---------------------------------------------------------------------------------------------------------------------


DETERMINATION OF NET ASSET VALUE


The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating NAV." The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.


The International Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The STOXX 50 Index is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Bond Fund, Juno Fund or Juno Master Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund, Juno Fund and the Juno Master Fund which are traded on the Chicago Board of Trade ("CBOT") are valued at the earlier of: (i) the time of the execution of the last trade of the day for the Bond Fund, Juno Fund and Juno Master Fund in those CBOT-traded portfolio securities; or (ii) the last price reported by an independent pricing service before the calculation of a Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund, Juno Fund and the Juno Master Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund, Juno Fund and the Juno Master Fund will be the last price reported by an independent pricing service before the calculation of a Fund's NAV.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq Small Cap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.


The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The  Money  Market  Fund  may  only  purchase  "Eligible  Securities."  Eligible
Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Boards' oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.




PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance


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

(due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES


Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.


SUSPENSION OF THE RIGHT OF REDEMPTION


The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), Chicago Board of Trade ("CBOT"), or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.


HOLIDAYS


The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time. In addition, as of December 6, 2004, the U.S. bond market will likely close early the day before Columbus Day and Veterans' Day, as recommended by the Bond Market Association.


The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation
Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND


The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of

$250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally allowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is allowed to dealers as a percentage of the offering price of A-Class Shares.

------------------------------------------------------------------------------
                                                 AUTHORIZED DEALER COMMISSION
         AMOUNT OF INVESTMENT                       AS % OF OFFERING PRICE
------------------------------------------------------------------------------
          Less than $100,000                                4.00%
------------------------------------------------------------------------------
    $100,000 but less than $250,000                         3.00%
------------------------------------------------------------------------------
    $250,000 but less than $500,000                         2.25%
------------------------------------------------------------------------------
   $500,000 but less than 1,000,000                         1.20%
------------------------------------------------------------------------------
        Greater than $1,000,000                             1.00%
------------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in its prospectus), calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

      AGGREGATING ACCOUNTS (GROUP PURCHASES)

      1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class shares (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in the prospectus) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

      o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

      o     solely controlled business accounts;

      o     single participant retirement plans; or

      o endowments or foundations established and controlled by you or your immediate family.

      2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

      3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

      SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

      CALCULATING THE INITIAL SALES CHARGE:

      o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the prospectus).

      o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

      o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

      CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

      o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

      FULFILLING THE INTENDED INVESTMENT

      o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

      o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

      CANCELING THE LOI

      o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

      o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES


DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.


The Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly or upon redemption. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.


The Board may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Board may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the Code, as described immediately below under "Regulated Investment Company Status," and to avoid federal income tax at the level of the Bond Fund. Shareholders of the Bond Fund will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS


A fund that qualifies as a regulated investment company ("RIC") will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test"). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from "securities" for purposes of the 90% test. Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Except for the Bond Fund, all or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


Shareholders of the Money Market Fund and the Bond Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Money Market Fund and the Bond Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Money Market Fund's and the Bond Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations. Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Money Market Fund intends to maintain a stable $1.00 net asset value per share, shareholders of that Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.


The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.


SPECIAL TAX CONSIDERATIONS



INTERNATIONAL, STRENGTHENING DOLLAR, WEAKENING DOLLAR AND SECTOR FUNDS. As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Strengthening Dollar and Weakening Dollar Funds, it is possible that the amount of their qualifying income would no longer satisfy the 90% Test and the Funds would fail to qualify as RICs.

It is also possible that the Strengthening Dollar and Weakening Dollar Funds' strategy of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Funds invest are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test. The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under "Regulated Investment Company Status".

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

The International Funds and Sector Funds may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.


COMMODITIES FUND. One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). As described in the Prospectuses, the Commodities Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Code is not certain. The Fund has filed a private letter ruling request with the Internal Revenue Service ("Service") concerning the appropriate treatment of the income produced by certain commodity-linked derivative instruments under the regulated investment company qualification provision of the Code. There is no assurance that the Service will rule favorably on the issues presented in the ruling request. If the Service were not to rule favorably on one or more of the issues presented in the ruling request, the Fund may need to alter the commodity-linked instruments in which it invests in order to continue to be assured of qualification as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund, would be subject to diminished investment returns.


OPTIONS TRANSACTIONS BY THE FUNDS


If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in a Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

Each of the Nova, Nova Master, Ursa, Ursa Master, Arktos, Arktos Master, Medius, Mekros, International, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar, Weakening Dollar and Sector Funds in its
operations also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Nova, Nova Master, Ursa, Ursa Master, Arktos, Arktos Master, Medius, Mekros, International, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Inverse Mid-Cap, Small-Cap Value, Small-Cap Growth, Inverse Small-Cap, Strengthening Dollar, Weakening Dollar and Sector Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

A Fund's transactions in certain options, under some circumstances, could preclude a Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.


MASTER-FEEDER STRUCTURE

The Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund are each feeder funds in a master-feeder structure. The corresponding Master Funds for these Funds are the Nova Master Fund, Ursa Master Fund, Arktos Master Fund and the Juno Master Fund, respectively. Each master fund is taxable for federal income tax purposes as a corporation and each has made an election to be treated as a regulated investment company.

Each of the Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund will receive dividend and capital gain distributions from the Nova Master Fund, Ursa Master Fund, Arktos Master Fund and the Juno Master Fund, respectively. Such dividend and capital gain distributions will then be distributed by the Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund to their respective shareholders.

BACK-UP WITHHOLDING

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES


Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.


OTHER INFORMATION


PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of August 1, 2005, Fund portfolio holdings information is disclosed to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research,
Thomson Financial, Bloomberg, Standard & Poor's and Investor Responsibility Research Center.

The Funds' Chief Compliance Officer, or his or her compliance personnel designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund.

In addition to the permitted disclosures described above, the Funds must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.


VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.


As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.




REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You  may  visit  the  Trust's  Web  site  at  WWW.RYDEXINVESTMENTS.COM  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS


The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Dow Jones, or the Board of Trade of the City of New York, Inc ("NYBOT"). S&P, Dow Jones and NYBOT make no representation or warranty, express or implied, to the owners of the Rydex Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex Funds particularly or the ability of the S&P and/or NYBOT Indexes to track general stock market performance. S&P, Dow Jones, and NYBOT's only relationship to Rydex Investments is the licensing of certain trademarks and trade names of S&P, Dow Jones, NYBOT and of the S&P Indexes,

Dow Jones Industrial Average(SM) and NYBOT Indexes which are determined, composed and calculated by S&P, Dow Jones, and NYBOT, respectively, without regard to Rydex Investments or the Rydex Funds. S&P, Dow Jones and NYBOT have no obligation to take the needs of Rydex Investments or the owners of the Rydex Funds into consideration in determining, composing or calculating the S&P
Indexes, the Dow Jones Industrial Average(SM), or the NYBOT Indexes, respectively. S&P, Dow Jones and NYBOT are not responsible for and have not participated in the determination of the prices and amount of the Rydex Funds, the timing of the issuance or sale of the Rydex Funds, or in the determination or calculation of the net asset value of the Rydex Funds. S&P, Dow Jones and NYBOT have no obligation or liability in connection with the administration, marketing or trading of the Rydex Funds.

S&P, DOW JONES AND NYBOT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES, DOW JONES INDUSTRIAL Average(SM), OR NYBOT INDEXES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN AND S&P, DOW JONES AND NYBOT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P, DOW JONES AND NYBOT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE RYDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES, DOW JONES INDUSTRIAL Average(SM) , OR NYBOT INDEXES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. S&P, DOW JONES AND NYBOT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES, DOW JONES INDUSTRIAL Average(SM) , OR NYBOT INDEXES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P, DOW JONES OR NYBOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND RYDEX INVESTMENTS.


COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, MD 21201, is the independent registered public accounting firm of the Trust and each of the Funds. For the years ended March 31, 2003 and prior, Deloitte & Touche LLP, Two World Financial Center, New York, NY 10021, was the independent registered public accounting firm of the Trust.

U.S. Bank, N.A. (the "Custodian") 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. The custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended March 31, 2005, including notes thereto and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI. A copy of the Trust's 2005 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:


      o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

      o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

      o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies


            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.


            The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

      B.    Proxy Voting Procedures


            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

      o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

      o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

      o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

      o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.


III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:


      o Managing a pension plan for a company whose management is soliciting proxies;

      o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

      o     Rydex Investments,  its employees or affiliates having a business or
            personal   relationship   with  participants  in  a  proxy  contest,
            corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:


      o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

      o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

      o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

      o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS


      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.


V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)     The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii)   The  Council  on  Uniform   Security   Identification   Procedures
              ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)    The shareholder meeting date;

      (v)     A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;


      (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and


      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.  DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION


      Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.


      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)     A copy of this Policy;

      (ii)    Proxy Statements received regarding client securities;

      (iii)   Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)     Records of client requests for proxy voting information.


      With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.


      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


      Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.


BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                         Vote With Mgt.
B.  Chairman and CEO is the Same Person                                Vote With Mgt.
C.  Majority of Independent Directors                                  Vote With Mgt.
D.  Stock Ownership Requirements                                       Vote With Mgt.
E.  Limit Tenure of Outside Directors                                  Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection      Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                     Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election                 Vote With Mgt.
B.  Reimburse Proxy Solicitation                                       Vote With Mgt.

AUDITORS

A.  Ratifying Auditors                                                 Vote With Mgt.

PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                                 Vote With Mgt.
B.  Cumulative Voting                                                  Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                       Vote With Mgt.

TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                    Case-by-Case
B.  Fair Price Provisions                                              Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                         Vote With Mgt.
        To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                         Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.  Confidential Voting                                                Vote With Mgt.
B.  Equal Access                                                       Vote With Mgt.
C.  Bundled Proposals                                                  Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                                         Vote With Mgt.
B.  Stock Splits                                                       Vote With Mgt.
C.  Reverse Stock Splits                                               Vote With Mgt.
D.  Preemptive Rights                                                  Vote With Mgt.
E.  Share Repurchase Programs                                          Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and                       Case-by-Case
         Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes              Vote With Mgt.
C.  Employee Stock Ownership Plans                                     Vote With Mgt.
D.  401(k) Employee Benefit Plans                                      Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                                     Vote With Mgt.
B.  Voting on Reincorporation Proposals                                Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                           Case-by-Case
B.  Corporate Restructuring                                            Vote With Mgt.
C.  Spin-Offs                                                          Vote With Mgt.
D.  Liquidations                                                       Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                              Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):

                              SECTOR ROTATION FUND
                                CORE EQUITY FUND


This SAI is not a prospectus. It should be read in conjunction with the Funds' current prospectuses for A-Class, C-Class and H-Class Shares, dated August 1, 2005, (the "Prospectuses"). Copies of the Funds' Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference and must be delivered with this SAI.

                     The date of this SAI is August 1, 2005

                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION ABOUT THE TRUST........................................- 1 -

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS..........................- 1 -

INVESTMENT RESTRICTIONS...................................................- 11 -

BROKERAGE ALLOCATION AND OTHER PRACTICES..................................- 13 -

MANAGEMENT OF THE TRUST...................................................- 16 -

PRINCIPAL HOLDERS OF SECURITIES...........................................- 29 -

DETERMINATION OF NET ASSET VALUE..........................................- 32 -

PURCHASE AND REDEMPTION OF SHARES.........................................- 33 -

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS............- 34 -

DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................- 37 -

OTHER INFORMATION.........................................................- 41 -

COUNSEL...................................................................- 43 -

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN...............- 43 -

FINANCIAL STATEMENTS......................................................- 43 -

APPENDIX A.....................................................................1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.


This SAI relates to the following series of the Trust: Sector Rotation Fund and Core Equity Fund (the "Strategic Funds"). Each Fund is an open-end management investment company. The Strategic Funds currently offer A-Class Shares, C-Class Shares and H-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales load is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the A-Class and C-Class Prospectus. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes." Additional funds and/or classes of shares may be created from time to time.


INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL


Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the corresponding sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without violating the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.


BORROWING

The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.


Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.


FOREIGN ISSUERS


The Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Funds use futures and/or options on futures, the Funds will do so in accordance with Rule
4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Funds purchase or sell a futures contract, or sell an option thereon, the Funds are required to "cover" their position in order to limit leveraging and related risks. To cover its position, the Funds may maintain with their custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Funds continue to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Funds may undertake and on the potential increase in the speculative character of the Funds' outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Funds may cover their sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Funds may also cover their sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Funds may cover their sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

The Funds may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Funds may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


ILLIQUID SECURITIES


While none of the Funds anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Funds may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Advisor.


INVESTMENTS IN OTHER INVESTMENT COMPANIES


While the Funds do not anticipate doing so, the Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.


LENDING OF PORTFOLIO SECURITIES


Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) a Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) a Fund must be able to terminate the loan on demand; (iv) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) a Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, a Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.




SWAP AGREEMENTS


The Funds may enter into equity index or interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").


A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.


Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.


The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER




A change in the securities held by a fund is known as "portfolio turnover." In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Funds expect to use all short-term instruments, the Funds' reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of each Fund, the higher these transaction costs borne by the Funds generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).


"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS


As discussed in the Trust's Prospectuses, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Funds may use reverse repurchase agreements as part of a Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to a Fund. The Funds will establish a segregated account with the Trust's custodian bank in which the Funds will maintain cash or cash equivalents or other portfolio securities equal in value to the Funds' obligations in respect of reverse repurchase agreements.


SHORT SALES




The Funds also may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

STOCK INDEX FUTURES CONTRACTS

A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.


INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy; or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund shall not:


1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


NON-FUNDAMENTAL POLICIES


The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board and, with respect to the policy to invest at least 80% of a Fund's assets in securities of companies in a specific sector, subject to 60 days prior notice to shareholders.

Each Fund shall not:


1.    Invest in warrants.

2.    Invest in real estate limited partnerships.

3.    Invest in mineral leases.

4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

5.    Invest in companies for the purpose of exercising control.

6. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Core Equity Fund may not:


9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Funds paid the following brokerage commissions:

---------------------------------------------------------------------------------------------------------------
                                          AGGREGATE BROKERAGE      AGGREGATE BROKERAGE    AGGREGATE BROKERAGE
                              FUND        COMMISSIONS DURING       COMMISSIONS DURING     COMMISSIONS DURING
     FUND NAME             INCEPTION       FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                              DATE               2003                     2004                   2005
---------------------------------------------------------------------------------------------------------------
  Sector Rotation           3/22/02            $431,092                 $432,593               $358,868
---------------------------------------------------------------------------------------------------------------
    Core Equity             9/23/02             $57,777                 $244,745               $191,415
---------------------------------------------------------------------------------------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.


In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:


------------------------------------------------------------------------------------------------------------------
          FUND NAME                TOTAL DOLLAR AMOUNT OF BROKERAGE          TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                   COMMISSIONS FOR RESEARCH SERVICES         INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                      RESEARCH SERVICES
------------------------------------------------------------------------------------------------------------------
       Sector Rotation                         $15,815                                  $96,500,886
------------------------------------------------------------------------------------------------------------------
         Core Equity                            $3,135                                  $17,028,381
------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The members of the Board, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended March 31, 2004, the Core Equity Fund paid $16,005 in brokerage commissions to affiliates. For the fiscal year ended March 31, 2005, the Sector Rotation Fund paid $4,056 and the Core Equity Fund paid $12,909 in brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2005, the following Funds held securities of the Trust's "regular brokers or dealers:"

----------------------------------------------------------------------------------------------------
       FUND NAME            FULL NAME OF BROKER/DEALER         TOTAL AMOUNT OF SECURITIES OF EACH
                                                                   REGULAR BROKER-DEALER HELD
----------------------------------------------------------------------------------------------------
    Sector Rotation            Lehman Brothers, Inc.                        $649,679
----------------------------------------------------------------------------------------------------
      Core Equity             Bear Stearns Cos., Inc.                       $243,183
                                  Citigroup, Inc.                           $182,388
                                  Morgan Stanley                            $182,388
                               Lehman Brothers, Inc.                        $203,811
                                   U.S. Bancorp                              $52,913
                                  Morgan Stanley                             $66,811
                          Lehman Brothers Holdings, Inc.                     $68,454
                             Merrill Lynch & Co., Inc.                       $48,846
----------------------------------------------------------------------------------------------------


MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each Board member is responsible for the 42 Funds in the

Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 98 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

INTERESTED TRUSTEES*

CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)**

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief
      Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc.,

      Rydex Capital Partners I, LLC, registered investment adviser, Rydex Capital Partners II, LLC, registered investment adviser, and Rydex Fund Services, Inc., 2003 to present; Secretary of Rydex Distributors, Inc., 1996 to 2004; Investment Representative of Money Management Associates, registered investment adviser, 1992 to 1993.

      * DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

      ** MR. BYRUM BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON JUNE 27, 2005.

INDEPENDENT TRUSTEES

COREY A. COLEHOUR (59)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser, 1985 to February 2005; Owner and President of Schield Management Company, registered investment adviser, February 2005 to present.

J. KENNETH DALTON (64)

      Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President of CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (65)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; Retired, 1996 to present; Founder and Chief Executive Officer of Health Cost Controls America, Chicago,
      Illinois, 1987 to 1996; Sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (62)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President and Chief Executive Officer of American Health Resources, Northbrook, Illinois, 1984 to 1986; Founder and Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing, Northbrook, Illinois, 1977 to present.

ROGER SOMERS (60)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President of Arrow Limousine, 1963 to present.

WERNER E. KELLER (65)*

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Keller Partners, LLC, registered investment adviser, 2005 to present; Retired, 2001 to 2005; Chairman of Centurion Capital Management, registered investment advisor, 1991 to 2001.

THOMAS F. LYDON (45)*

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Global Trends Investments, registered investment advisor, 1996 to present; Director of U.S. Global Investors, Inc., 1997 to present; Chairman of Make-A-Wish Foundation of Orange County, 1999 to present.

      *     MESSRS.  KELLER AND LYDON  BECAME  INDEPENDENT  TRUSTEES ON JUNE 27,
            2005.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

      NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the
      Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. The Nominating Committee also reviews the compensation for the Board. Messrs. Colehour, Dalton, Demaret, McCarville and Somers currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. The investment advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the members of the Board who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Board uses this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this years meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices  (including any soft dollar  arrangements) and investment  strategies;
(e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisors' reputation, expertise and resources in domestic financial markets; and
(k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Funds in respect of such matters as managing the Funds' portfolios in a manner consistent with the Funds' respective investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Funds were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of each Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

  -------------------------------------------------------------------------------------------------------------
               NAME                         DOLLAR RANGE OF FUND SHARES              AGGREGATE DOLLAR RANGE OF
                                             (RYDEX SERIES FUNDS ONLY)               SHARES IN ALL RYDEX FUNDS
                                                                                        OVERSEEN BY TRUSTEE
  -------------------------------------------------------------------------------------------------------------
        Carl G. Verboncoeur                $10,001-$50,000 - Mekros Fund                   over $100,000
                                   $1-$10,000 - U.S. Government Money Market Fund
                                               $1-$10,000 - Juno Fund
                                               $1-$10,000 - OTC Fund
                                         $1-$10,000 - Large-Cap Japan Fund
                                         $1-$10,000 - Sector Rotation Fund
                                            $10,001-$50,000 - Nova Fund
                                          $1-$10,000 - Biotechnology Fund
                                         $10,001-$50,000 - Health Care Fund
  -------------------------------------------------------------------------------------------------------------
         Michael P. Byrum*            $50,001-$100,000 - U.S. Government Money             over $100,000
                                                    Market Fund
                                               $1-$10,001 - Juno Fund
                                         $1-$10,000 - Large-Cap Europe Fund
                                         $1-$10,000 - Large-Cap Japan Fund
                                         $1-$10,000 - Precious Metals Fund
                                               $1-$10,000 - Ursa Fund
                                              $1-$10,000 - Arktos Fund
                                              $1-$10,000 - Energy Fund
  -------------------------------------------------------------------------------------------------------------
         Corey A. Colehour               $10,001-$50,000 - Electronics Fund                over $100,000
                                         $10,001-$50,000 - Technology Fund
                                     $10,001-$50,000 - Financial Services Fund
                                      $10,001-$50,000 - Large-Cap Europe Fund
                                         $1-$10,000 - Large-Cap Japan Fund
                                        $10,001-$50,000 -Mid-Cap Value Fund
                                       $10,001-$50,000 - Transportation Fund
                                       $10,001-$50,000 - Small-Cap Value Fund
                                       $10,001-$50,000 - Large-Cap Value Fun
  -------------------------------------------------------------------------------------------------------------
         J. Kenneth Dalton                  $10,001-$50,000 - Juno Fund                   $10,001-$50,000
  -------------------------------------------------------------------------------------------------------------
          John O. Demaret                    $10,001-$50,000 - OTC Fund                    over $100,000
                                         $10,001-$50,000 - Technology Fund
  -------------------------------------------------------------------------------------------------------------
                                               $1-$10,000 - Nova Fund
                                               $1-$10,000 - OTC Fund
       Patrick T. McCarville           $10,001-$50,000 - Sector Rotation Fund            $50,001-$100,000
                                            $10,001-$50,000 - Juno Fund
  -------------------------------------------------------------------------------------------------------------
                                           $10,001-$50,000 - Mekros Fund
                                           $50,001-$100,000 - Medius Fund
           Roger Somers                        $1-$10,000 - Juno Fund                      over $100,000
                                              over $100,000 -Nova Fund
                                           $10,001-$50,000 - Energy Fund
  -------------------------------------------------------------------------------------------------------------
        Werner E. Keller**          over $100,000 - U.S. Government Money Market           over $100,000
  -------------------------------------------------------------------------------------------------------------
         Thomas F. Lydon**                     $1-$10,000 - Nova Fund                       $1-$10,001
  -------------------------------------------------------------------------------------------------------------

*     MR. BYRUM BECAME AN  INTERESTED  TRUSTEE,  AS DEFINED  ABOVE,  ON JUNE 27,
      2005.

**    MR. KELLER AND MR. LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of the members of the Board serving during the fiscal year ended March 31, 2005, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust.

----------------------------------------------------------------------------------------------------------------
                                                     PENSION OR
          NAME                   AGGREGATE          RETIREMENT         ESTIMATED ANNUAL           TOTAL
                               COMPENSATION       BENEFITS ACCRUED       BENEFITS UPON      COMPENSATION FROM
                                 FROM TRUST      AS PART OF TRUST'S        RETIREMENT         FUND COMPLEX*
                                                       EXPENSES
----------------------------------------------------------------------------------------------------------------
    Carl Verboncoeur +               n/a                  n/a                  n/a                  n/a
----------------------------------------------------------------------------------------------------------------
   Michael P. Byrum +**              n/a                  n/a                  n/a                  n/a
----------------------------------------------------------------------------------------------------------------
     Corey A. Colehour             $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
     J. Kenneth Dalton             $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
       Roger Somers                $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
      John O. Demaret              $47,500                $0                    $0                $92,500
----------------------------------------------------------------------------------------------------------------
   Patrick T. McCarville           $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
    Werner E. Keller***              n/a                  n/a                  n/a                $7,000
----------------------------------------------------------------------------------------------------------------
    Thomas F. Lydon***               n/a                  n/a                  n/a                $7,000
----------------------------------------------------------------------------------------------------------------

* REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, RYDEX ETF TRUST AND, WITH RESPECT TO MESSRS. DEMARET, BYRUM, KELLER, AND LYDON, COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX CAPITAL PARTNERS SPHINX FUND.

+ AS OFFICERS OF THE ADVISOR, MESSRS. VERBONCOEUR AND BYRUM DO NOT RECEIVE COMPENSATION FROM THE TRUST.

**    MR. BYRUM BECAME AN  INTERESTED  TRUSTEE,  AS DEFINED  ABOVE,  ON JUNE 27,
      2005.

**** MESSRS. KELLER AND. LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005. THEREFORE, THEY DID NOT RECEIVE COMPENSATION FROM THE TRUST FOR THE FISCAL YEAR ENDED MARCH 31, 2005.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trust for their services.

CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital Partners I, LLC, investment adviser, and Rydex Capital Partners II, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)

      Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, investment adviser, and Rydex Capital Partners II, LLC, investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, and Rydex Fund Services, Inc., 2003 to present;
      Secretary  of  Rydex   Distributors,   Inc.,  1996  to  2004;   Investment
      Representative, Money Management Associates, a registered investment adviser, 1992 to 1993.

NICK BONOS (42)

      Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Treasurer and Principal Financial Officer of Rydex Capital Partners SPhinX Fund, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present; Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.

JOANNA M. HAIGNEY (38)

      Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present. Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, servicer and distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at WWW.SEC.GOV.

THE ADVISORY AGREEMENT

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Under an investment advisory agreement with the Advisor dated April 30, 2004, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. As of July 8, 2005 assets under management of the Advisor were approximately $13.5 billion.


ADVISORY FEE. Pursuant to the advisory agreement with the Advisor (i) the Sector Rotation Fund pays the Advisor a fixed fee of 0.90% at an annualized rate, based on the average daily net assets for the Fund, and (ii) the Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Core Equity Fund's fee structure is described below.

The Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee.

PERFORMANCE ADJUSTMENT EXAMPLE. The following hypothetical example illustrates the application of the performance adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Core Equity Fund are treated as if reinvested in shares of the Core Equity Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

The example also makes these assumptions:

                                                               Fund's
                                Fund's        Index's        performance
For the rolling 12-month     investment      cumulative       relative
performance Period           performance       change       to the Index
------------------           -----------       ------       ------------

January 1                       $50.00         100.00
December 31                     $55.25         110.20
Absolute change                 +$5.25        +$10.20
Actual change                   +10.50%        +10.20%          +0.30%

Based on these assumptions, the Core Equity Fund calculates the Advisor's management fee rate for the last month of the performance period as follows:

      o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

      o The +0.30% difference between the performance of the Core Equity Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

      o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

      o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

If the record of the Index during the performance period exceeded the Core Equity Fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the Core Equity Fund and the record of the Index, the controlling factor is not whether the Core Equity Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Therefore, it is possible that the Fund will pay a positive performance adjustment even during periods of negative Fund performance. Moreover, the comparative investment performance of the Core Equity Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Core Equity Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Core Equity Fund's performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to the Advisor in the future since it will depend on the performance of the Core Equity Fund relative to the record of the Index.

Under the terms of the advisory contract, the Core Equity Fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current semi-annual period. The management fee is computed and accrued daily, and the entire management fee is paid monthly.


For the fiscal years ended March 31, 2003, 2004 and 2005, the Advisor received the following investment advisory fees from the Funds:


-----------------------------------------------------------------------------------------------------------
                           FUND        ADVISORY FEES       ADVISORY FEES      ADVISORY FEES
      FUND NAME         INCEPTION      PAID FOR FISCAL     PAID FOR FISCAL    PAID FOR FISCAL
                           DATE        YEAR ENDED 2003     YEAR ENDED 2004    YEAR ENDED 2005
-----------------------------------------------------------------------------------------------------------
    Sector Rotation      3/22/02         $631,572            $840,645           $1,102,581
--------------------------------------------------------------------------------------------------------
      Core Equity        9/23/02         $73,449            $374,291            $642,796
-----------------------------------------------------------------------------------------------------------

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This  section  includes   information  about  each  Fund's  portfolio  managers,
including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

--------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT             OTHER ACCOUNTS(1)
                          COMPANIES(1,2)                     VEHICLES(1)

                  --------------------------------------------------------------------------------------------------
                   NUMBER OF       TOTAL ASSETS      NUMBER OF       TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
     NAME          ACCOUNTS                          ACCOUNTS                          ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
  Michael P.          91            $12.6 B             2              < $5 M             8             < $5 M
     Byrum
--------------------------------------------------------------------------------------------------------------------
  William E.          91            $12.6 B             0               N/A               14            < $5 M
   Flaig Jr.
--------------------------------------------------------------------------------------------------------------------
 James R. King        91            $12.6 B             0               N/A               3             < $5 M
--------------------------------------------------------------------------------------------------------------------

(1)   INFORMATION PROVIDED IS AS OF APRIL 12, 2005.

(2)   THE  PORTFOLIO   MANAGERS   MANAGE  ONE  ACCOUNT  THAT  IS  SUBJECT  TO  A
      PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.1 M IN ASSETS UNDER MANAGEMENT AS OF APRIL 12, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to a Fund managed by the portfolio manager. Mutual fund peers do not exist for all of the Funds. Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
     PORTFOLIO MANAGER           FUND NAME         DOLLAR RANGE OF SHARES OWNED
--------------------------------------------------------------------------------
     Michael P. Byrum               None                        n/a
--------------------------------------------------------------------------------
   William E. Flaig, Jr.            None                        n/a
--------------------------------------------------------------------------------
       James R. King                None                        n/a
--------------------------------------------------------------------------------


THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT


General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Funds under the service agreement.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Servicer received the following service fees:

------------------------------------------------------------------------------------------------------------------

                                                  ADMINISTRATIVE          ADMINISTRATIVE         ADMINISTRATIVE
            FUND NAME                 FUND       SERVICE FEES PAID      SERVICE FEES PAID    SERVICE FEES PAID FOR
                                   INCEPTION   FOR FISCAL YEAR ENDED  FOR FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                      DATE             2003                  2004                   2005
------------------------------------------------------------------------------------------------------------------
         Sector Rotation            3/22/02          $175,485              $233,513               $306,273
------------------------------------------------------------------------------------------------------------------
           Core Equity              9/23/02           $20,403              $128,033               $193,112
------------------------------------------------------------------------------------------------------------------

Pursuant to an Accounting Services Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. For the fiscal years ended March 31, 2003, 2004 and 2005, the Servicer received the following accounting service fees:

----------------------------------------------------------------------------------------------------------------
                                FUND       ACCOUNTING SERVICE      ACCOUNTING SERVICE      ACCOUNTING SERVICE
        FUND NAME            INCEPTION    FEES PAID FOR FISCAL    FEES PAID FOR FISCAL    FEES PAID FOR FISCAL
                                DATE         YEAR ENDED 2003         YEAR ENDED 2004         YEAR ENDED 2005
----------------------------------------------------------------------------------------------------------------
   Sector Rotation            3/22/02            $70,175                 $93,405                $122,509
----------------------------------------------------------------------------------------------------------------
     Core Equity              9/23/02            $8,161                  $51,213                 $77,245
----------------------------------------------------------------------------------------------------------------

DISTRIBUTION


Pursuant to a Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly-owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Funds' current distribution and shareholder services plans, as well as a description of the services performed under each, is described below.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated service providers, may receive up to 0.25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated service providers, may receive up to 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated service providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated service providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.


For the fiscal year ended March 31, 2005, the Funds paid the following fees pursuant to the plans described above:

  ----------------------------------------------------------------------------------------------------
           FUND NAME        A-CLASS (0.25% 12B-1      C-CLASS (1.00% 12B-1     H-CLASS (0.25% 12B-1
                                    FEE)                      FEE)                     FEE)
  ----------------------------------------------------------------------------------------------------
        Sector Rotation            $4,210                   $538,432                 $167,454
  ----------------------------------------------------------------------------------------------------
          Core Equity              $1,250                   $287,982                 $119,867
  ----------------------------------------------------------------------------------------------------


COSTS AND EXPENSES


Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; fees and expenses of non-interested Board members; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the trustees of the Trust who are not affiliated with, or interested persons of, the Advisor.


BUSINESS CONTINUITY AND DISASTER RECOVERY


The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.


PRINCIPAL HOLDERS OF SECURITIES


As of July 8, 2005 the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

--------------------------------------------------------------------------------------------------------------------
 FUND NAME AND SHARE     NUMBER OF   PERCENTAGE OF          NAME OF BENEFICIAL OWNER        ADDRESS OF BENEFICIAL
        CLASS          FUND SHARES    FUND SHARES                                                    OWNER
--------------------------------------------------------------------------------------------------------------------
SECTOR                  144,715.73        37.88          PERSHING LLC                          P.O. BOX 2052
ROTATION                                                                                       JERSEY CITY, NJ
A-CLASS                                                                                        07303-9998
--------------------------------------------------------------------------------------------------------------------
                         75,852.12        19.86          FIRST CLEARING, LLC JOHN E            2002 13 1/2 STREET
                                                         PINKERTON                             BEAVER FALLS,PA
                                                                                               15010-2604
                      ----------------------------------------------------------------------------------------------
                         23,270.67        6.09           BEAN & NINA JAYNE
                      ----------------------------------------------------------------------------------------------
                         19,665.21        5.15           MORGAN STANLEY DW INC CUST            P.O. BOX 250
                                                         FOR TIMOTHY J MULDER                  CHURCH STREET
                                                                                               STATION
                                                                                               NEW YORK, NY
                                                                                               10008-0250
--------------------------------------------------------------------------------------------------------------------
CORE EQUITY              24,145.64        29.83          FIRST CLEARING, LLC                   25 WOODBINE
A-CLASS                                                  STEVEN A MILLER (SEP IRA)             ROAD, APT 6
                                                         ADVEST, INC. AS CUSTODIAN             NATICK MA 01760-
                                                                                               4050
                      ----------------------------------------------------------------------------------------------
                         16,254.12        20.08          PERSHING LLC                          P.O. BOX 2052
                                                                                               JERSEY CITY, NJ
                                                                                               07303-9998
                      ----------------------------------------------------------------------------------------------
                        12,846.14        15.87          J.J.B.HILLIARD,W.L.LYONS,INC          501 S.4TH STREET
                                                        FBO JOSEPH B HADDAD                   LOUISVILLE, KY
                                                                                              40202
--------------------------------------------------------------------------------------------------------------------
SECTOR                  963,134.39       18.60          FIRST CLEARING, LLC                   10700 WHEAT FIRST
ROTATION                                                PAMELA E MORRELL PAMELA E             DRIVE
C-CLASS                                                 SEP FCC AS CUSTODIAN                  GLEN ALLEN, VA
                                                                                              23060
                      ----------------------------------------------------------------------------------------------
                        587,193.08       11.34          A G EDWARDS & SONS INC C/F            8620 SO. 84 TH CT
                                                        LUCILLE A VOLANTI                     HICKORY HILLS IL
                                                        ROLLOVER IRA ACCOUNT                  60457-1126
                      ----------------------------------------------------------------------------------------------
                        550,224.59       10.63          MORGAN STANLEY DW INC CUST            P.O. BOX 250
                                                        FOR NELLIE R RAINWATER                CHURCH STREET
                                                                                              STATION
                                                                                              NEW YORK, NY
                                                                                              10008-0250
                      ----------------------------------------------------------------------------------------------
                        424,365.28       8.20           LPL FINANCIAL SERVICES                9785 TOWNE
                                                                                              CENTRE DRIVE
                                                                                              SAN DIEGO CA
                                                                                              92121-1968
                      ----------------------------------------------------------------------------------------------
                        380,889.85       7.36           PERSHING LLC                          P.O. BOX 2052
                                                                                              JERSEY CITY, NJ
                                                                                              07303
                      ----------------------------------------------------------------------------------------------
                        380,795.52       7.36           RBC DAIN RAUSCHER                     188535 STILLPOINT
                                                        CUSTODIAN                             TRAIL
                                                        LEONA J SMITH SEGREGATED
                                                        ROLLOVER IRA
--------------------------------------------------------------------------------------------------------------------
CORE EQUITY             286,031.29       13.08          A G EDWARDS & SONS INC                1 NORTH
C-CLASS                                                 SALENA M. JOHNSON                     JEFFERSON
                                                                                              ST LOUIS, MO 63103
                      ----------------------------------------------------------------------------------------------
                        277,842.75       12.70          FIRST CLEARING, LLC                   10700 WHEAT FIRST
                                                        MICHELE CAHIER                        DRIVE
                                                                                              GLEN ALLEN, VA
                                                                                              23060
                      ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 FUND NAME AND SHARE     NUMBER OF   PERCENTAGE OF          NAME OF BENEFICIAL OWNER        ADDRESS OF BENEFICIAL
        CLASS          FUND SHARES    FUND SHARES                                                    OWNER
--------------------------------------------------------------------------------------------------------------------
                        234,913.41       10.74          DONALDSON LUFKIN JENRETTE             P. O. BOX 2052
                                                        SECURITIES CORPORATION INC.           JERSEY CITY, NJ
                                                                                              07303-9998
                      ----------------------------------------------------------------------------------------------
                        225,914.77       10.33          COHEN LYNN
                      ----------------------------------------------------------------------------------------------
                        206,051.79       9.42           RBC DAIN RAUSCHER                     2006 W. GAMBRELL
                                                        CUSTODIAN SUZANNE W                   GREENWOOD       MO
                                                        REASBECK INDIVIDUAL                   64034-9710
                                                        RETIREMENT ACCOUNT
                      ----------------------------------------------------------------------------------------------
                        195,132.44       8.92           BEAR STEARNS SECURITIES CORP.         1 METROTECH
                                                                                              CENTER NORTH
                                                                                              BROOKLYN, NY
                                                                                              11201-3859
                      ----------------------------------------------------------------------------------------------
                         132,981.36       6.08           PIPER JAFFRAY & CO.                   800 NICOLLET MALL
                                                                                               MINNEAPOLIS MN
                                                                                               55402
--------------------------------------------------------------------------------------------------------------------
SECTOR                   860,109.30       16.30          SCHWAB SPECIAL CUSTODY                ATTN: MUTUAL
ROTATION                                                 ACCOUNT - REINV FOR BENEFIT           FUNDS TEAM E
H-CLASS                                                  OF CUSTOMERS                          101 MONTGOMERY
                                                                                               STREET
                                                                                               SAN FRANCISCO, CA
                                                                                               94104-4122
                      ----------------------------------------------------------------------------------------------
                         808,986.46       15.33          LPL FINANCIAL SERVICES                9785 TOWNE
                                                                                               CENTRE DRIVE
                                                                                               SAN DIEGO, CA
                                                                                               92121-1968
                      ----------------------------------------------------------------------------------------------
                         486,766.45       9.22           DONALDSON LUFKIN JENRETTE             P. O. BOX 2052
                                                         SECURITIES CORPORATION INC.           JERSEY CITY, NJ
                                                                                               07303-9998
                      ----------------------------------------------------------------------------------------------
                         391,997.65       7.43           NATIONAL FINANCIAL SVCS               200 LIBERTY STREET
                                                         CORP FOR EXCLUSIVE BENEFIT            NEW YORK, NY
                                                         OF OUR CUSTOMERS RUSS                 10281-9999
                                                         LENNON
                      ----------------------------------------------------------------------------------------------
                         309,904.14       5.87           NATIONAL INVESTOR SERVICES            55 WATER STREET,
                                                                                               32ND FLOOR
                                                                                               NEW YORK, NY
                                                                                               10041
--------------------------------------------------------------------------------------------------------------------
CORE EQUITY              610,347.94       18.72          DONALDSON LUFKIN JENRETTE             P. O. BOX 2052
H-CLASS                                                  SECURITIES CORPORATION INC.           JERSEY CITY, NJ
                                                                                               07303-9998
                      ----------------------------------------------------------------------------------------------
                         438,433.77       13.45          SCHWAB SPECIAL CUSTODY                ATTN: MUTUAL
                                                         ACCOUNT - REINV FOR BENEFIT           FUNDS TEAM E
                                                         OF CUSTOMERS                          101 MONTGOMERY
                                                                                               STREET
                                                                                               SAN FRANCISCO, CA
                                                                                               94104-4122
                      ----------------------------------------------------------------------------------------------
                         378,259.49       11.60          NATIONAL FINANCIAL SVCS               200 LIBERTY STREET
                                                         CORP FOR EXCLUSIVE BENEFIT            NEW YORK, NY
                                                         OF OUR CUSTOMERS RUSS                 10281-9999
                                                         LENNON
                      ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 FUND NAME AND SHARE     NUMBER OF   PERCENTAGE OF          NAME OF BENEFICIAL OWNER        ADDRESS OF BENEFICIAL
        CLASS          FUND SHARES    FUND SHARES                                                    OWNER
--------------------------------------------------------------------------------------------------------------------
                         320,393.71       9.83           LPL FINANCIAL SERVICES                9785 TOWNE
                                                                                               CENTRE DRIVE
                                                                                               SAN DIEGO, CA
                                                                                               92121-1968
                      ----------------------------------------------------------------------------------------------
                         199,584.52       6.12           NATIONAL INVESTOR SERVICES            55 WATER STREET,
                                                                                               32ND FLOOR
                                                                                               NEW YORK, NY
                                                                                               10041
                      ----------------------------------------------------------------------------------------------
                         186,748.79       5.73           RESOURCES TRUST COMPANY               P.O. BOX 5900
                                                         FBO KATHLEEN W CHAN                   DENVER, CO 80217
--------------------------------------------------------------------------------------------------------------------


DETERMINATION OF NET ASSET VALUE


The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating NAV." The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.


Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.


OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes, which may be necessary to assure that the investments of the Funds are valued at fair value.


PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES


Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.


SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation
Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS


INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.


Selling dealers are normally allowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is allowed to dealers as a percentage of the offering price of A-Class Shares.


  -----------------------------------------------------------------------------------------------------
            AMOUNT OF INVESTMENT         AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
  -----------------------------------------------------------------------------------------------------
  Less than $100,000                                            4.00%
  -----------------------------------------------------------------------------------------------------
  $100,000 but less than $250,000                               3.00%
  -----------------------------------------------------------------------------------------------------
  $250,000 but less than $500,000                               2.25%
  -----------------------------------------------------------------------------------------------------
  $500,000 but less than $1,000,000                             1.20%
  -----------------------------------------------------------------------------------------------------
  Greater than $1,000,000                                       1.00%
  -----------------------------------------------------------------------------------------------------


REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION


You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own, calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

      AGGREGATING ACCOUNTS (GROUP PURCHASES)


      1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class share made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:


      o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

      o     solely controlled business accounts;

      o     single participant retirement plans; or

      o endowments or foundations established and controlled by you or your immediate family.

      2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

      3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

      SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

      CALCULATING THE INITIAL SALES CHARGE:


      o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectus).


      o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

      o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

      CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

      o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

      FULFILLING THE INTENDED INVESTMENT

      o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

      o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

      CANCELING THE LOI

      o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

      o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.


FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.


The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


REGULATED INVESTMENT COMPANY STATUS


     A fund that qualifies as a regulated investment company ("RIC") will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the fund's shareholders. Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the

     Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test.


In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.


Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.


Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund's shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.


The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.


SPECIAL TAX CONSIDERATIONS


Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.


The Funds may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

OPTIONS TRANSACTIONS BY THE FUNDS


If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short- term capital gain to a Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in a Fund's judgment, will be most favorable to a majority of investors in a Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by a Fund.


Each of the Funds, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.


The trading strategies of each of the Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions.

A Fund's transactions in certain options, under some circumstances, could preclude a Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.


A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

BACK-UP WITHHOLDING

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES


Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.


OTHER INFORMATION


PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of August 1, 2005 Fund portfolio holdings information is disclosed to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg, Standard & Poor's and Investor Responsibility Research Center.

The Funds' Chief Compliance Officer, or his or her compliance personnel designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the

Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.


VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.


As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.




REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES


You  may  visit  the  Trust's  web  site  at  WWW.RYDEXINVESTMENTS.COM  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.


COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent registered public accounting firm of the Trust and each of the Funds. For the years ended March 31, 2003 and prior, Deloitte & Touche LLP, Two World Financial Center, New York, NY 10021, was the independent registered public accounting firm of the Trust.

U.S. Bank, N.A. (the "Custodian") 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. The custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal years ended March 31, 2005, including notes thereto and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI. A copy of the Trust's 2005 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION


      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:


      o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

      o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

      o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies

            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

      The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

      B.    Proxy Voting Procedures

            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

      o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

      o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

      o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

      o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.


III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:


      o Managing a pension plan for a company whose management is soliciting proxies;

      o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

      o     Rydex Investments,  its employees or affiliates having a business or
            personal   relationship   with  participants  in  a  proxy  contest,
            corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:


      o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

      o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

      o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

      o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS


      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.


V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)   The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;


      (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and


      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.  DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION


      Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.


      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)   Records of client requests for proxy voting information.


      With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.


      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


      Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.


BOARD OF DIRECTORS
A.  Director Nominees in Uncontested Elections                            Vote With Mgt.
B.  Chairman and CEO is the Same Person                                   Vote With Mgt.
C.  Majority of Independent Directors                                     Vote With Mgt.
D.  Stock Ownership Requirements                                          Vote With Mgt.
E.  Limit Tenure of Outside Directors                                     Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection         Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                        Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election                    Vote With Mgt.
B.  Reimburse Proxy Solicitation                                          Vote With Mgt.

AUDITORS

A.  Ratifying Auditors                                                    Vote With Mgt.

PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                                    Vote With Mgt.
B.  Cumulative Voting                                                     Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                          Vote With Mgt.

TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                       Case-by-Case
B.  Fair Price Provisions                                                 Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                            Vote With Mgt.
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                            Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.  Confidential Voting                                         Vote With Mgt.
B.  Equal Access                                                Vote With Mgt.
C.  Bundled Proposals                                           Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                                  Vote With Mgt.
B.  Stock Splits                                                Vote With Mgt.
C.  Reverse Stock Splits                                        Vote With Mgt.
D.  Preemptive Rights                                           Vote With Mgt.
E.  Share Repurchase Programs                                   Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and                Case-by-Case
    Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes       Vote With Mgt.
C.  Employee Stock Ownership Plans                              Vote With Mgt.
D.  401(k) Employee Benefit Plans                               Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                              Vote With Mgt.
B.  Voting on Reincorporation Proposals                         Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                    Case-by-Case
B.  Corporate Restructuring                                     Vote With Mgt.
C.  Spin-Offs                                                   Vote With Mgt.
D.  Liquidations                                                Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                       Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolio (the "Fund") of Rydex Series Funds (the "Trust"):

                        RYDEX S&P DIVERSIFIED TRENDS FUND

This SAI is not a prospectus. It should be read in conjunction with the Fund's current prospectus for H-Class Shares (the "Prospectus"). Copies of the Fund's Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference and must be delivered with this SAI.

                     The date of this SAI is August 1, 2005

                                TABLE OF CONTENTS

                                                                           PAGE
GENERAL INFORMATION ABOUT THE TRUST...........................................1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS.............................1

DESCRIPTION OF THE UNDERLYING INDEX..........................................14

INVESTMENT RESTRICTIONS......................................................15

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................17

MANAGEMENT OF THE TRUST......................................................19

DETERMINATION OF NET ASSET VALUE.............................................30

PURCHASE AND REDEMPTION OF SHARES............................................31

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................32

OTHER INFORMATION............................................................36

COUNSEL......................................................................38

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN..................38

APPENDIX A..................................................................A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust: Rydex S&P Diversified Trends Fund. The Fund is a diversified, open-end, management investment company. The S&P Diversified Trends Fund is not currently offering Shares. Additional Funds and/or classes of shares may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

The  Fund's  investment  objective  and  principal  investment   strategies  are
described in the Prospectus. The following information supplements, and should be read in conjunction with, the corresponding sections of the Prospectus.

Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectus may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without violating the Fund's fundamental investment policies. There is no assurance that any of the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

BORROWING

The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage.

Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. Borrowing for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

FOREIGN CURRENCIES

The Fund will invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o Inflation. Exchange rates changes to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund's investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's net asset value per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. The Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund may also enter into forward currency contracts. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may convert its holdings of foreign currencies into U.S. Dollars from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Options. The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (I.E., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" PERLs(SM) is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLs(SM) are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs(SM) may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper ("PIP(SM)") is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIP(SM) is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FUTURES AND OPTIONS TRANSACTIONS

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Risks Associated With Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

o Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

o Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

o Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

o Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

HYBRID INSTRUMENTS

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

A change in the securities held by a fund is known as "portfolio turnover." In general, the Advisor manages the Fund without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Fund expects to use all short-term instruments, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While the Fund does not currently expect to do so, the Fund may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

SWAP AGREEMENTS

The Fund may enter into equity index or interest rate swap agreements. The Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of the Fund to achieve correlation with the performance of its benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; or (9) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

DESCRIPTION OF THE UNDERLYING INDEX

INDEX DESCRIPTION. The S&P Diversified Trends Indicator(R) is a diversified, investable methodology that attempts to capture profits from trending prices in futures markets. It consists of 24 futures contracts ("components"), allocated 50% to financials (I.E., interest rates and currencies) and 50% to commodities

(energy, metals, etc.). These components are grouped into 14 sectors (weighted by relative significance) which will be positioned either long or short based on their prices relative to their moving averages (energy is never short, but will go flat if a short indicator is present).

INDEX CALCULATION. Of the factors considered in determining the S&P Diversified Trends Indicator(R) components and weights, liquidity--the volume and notional size of futures contracts traded--is one of the most important. Liquidity is an indication both of the significance of a particular market and the ability to trade with minimal market impact. All the components of the indicator are consistently in the lists of top contracts traded in the U.S. Investability is another important consideration. Other liquid contracts may exist, but exceptionally large contract values (I.E., $1,000,000 per contract for Eurodollar futures) would make the cost to replicate the indicator very inefficient. Contracts are limited to those traded on U.S. exchanges to minimize any impact from major differences in trading hours, avoid currency exchange calculations, and allow for similar closing times and holiday schedules.

Weightings of the financial sectors are based on, but not directly proportional, to GDP. Instead, the financials of the countries with a GDP of greater than $3 trillion are placed into tier 1 and countries with a GDP of less than $3 trillion are placed in tier 2. Tier 1 financials are meant to be close in weight, with slight relative tilts towards those from the larger economies. Thus, the U.S.-based financials have a higher importance than the euro currency. Tier 2 markets are weighted approximately proportionate to each other, but have some adjustments for liquidity, trading significance, and potential correlation to tier 1 markets. For example, the Canadian Dollar component receives a 1% weighting due to Canada's historical economic connection with the U.S. By not weighting the financials of the largest GDP countries so high, the tier weighting approach increases diversification.

Commodity weights are based on generally known world production levels. A reasonability test is to compare weights with established commodity-specific indices, such as the Goldman Sachs Commodity Index (GSCI) and Dow Jones-AIG Commodity Index (DJ-AIG). When divided in half to match the fact that commodities are only half the weight of the S&P Diversified Trends Indicator(R), the production allocations compare fairly closely. The exception to this is the significantly higher Energy weighting in the GSCI due to strict adherence to production figures.

REBALANCING. Rebalancing is regularly scheduled. The 14 sectors are rebalanced monthly to their fixed weights. The 24 components that comprise the sectors are rebalanced at the end of each year. Rebalancing the components annually allows market actions to determine which components are relatively more important.

DATE OF THE UNDERLYING INDEX'S COMMENCEMENT. The commencement date for the Underlying Index was __________.

INDEX AVAILABILITY. The Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund shall not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board and, with respect to the policy to invest at least 80% of the Fund's assets in securities of companies in a specific sector, subject to 60 days prior notice to shareholders.

The Fund shall not:

1.    Invest in real estate limited partnerships.

2. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Change its investment strategy to invest at least 80% of its assets in the components of the underlying benchmark and/or derivatives and other instruments whose performance is expected to correspond to that of the underlying benchmark, without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 2 above, under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in Paragraph 2, in the event that such asset coverage shall at any time fall below 300 per centum, the Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The members of the Board, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each Board member is responsible for the 42 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 98 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

INTERESTED TRUSTEES*

CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)**

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief
      Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, registered investment adviser, Rydex Capital Partners II, LLC, registered investment adviser, and Rydex Fund Services, Inc., 2003 to present; Secretary of Rydex Distributors, Inc., 1996 to 2004; Investment Representative of Money Management Associates, registered investment adviser, 1992 to 1993.

      * DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

      ** MR. BYRUM BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON JUNE 27, 2005.

INDEPENDENT TRUSTEES

COREY A. COLEHOUR (59)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser, 1985 to February 2005; Owner and President of Schield Management Company, registered investment adviser, February 2005 to present.

J. KENNETH DALTON (64)

      Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President of CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (65)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; Retired, 1996 to present; Founder and Chief Executive Officer of Health Cost Controls America, Chicago,
      Illinois, 1987 to 1996; Sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (62)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President and Chief Executive Officer of American Health Resources, Northbrook, Illinois, 1984 to 1986; Founder and Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing, Northbrook, Illinois, 1977 to present.

ROGER SOMERS (60)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President of Arrow Limousine, 1963 to present.

WERNER E. KELLER (65)*

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Keller Partners, LLC, registered investment adviser, 2005 to present; Retired, 2001 to 2005; Chairman of Centurion Capital Management, registered investment advisor, 1991 to 2001.

THOMAS F. LYDON (45)*

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Global Trends Investments, registered investment advisor, 1996 to present; Director of U.S. Global

      Investors, Inc., 1997 to present; Chairman of Make-A-Wish Foundation of Orange County, 1999 to present.

      *     MESSRS.  KELLER AND LYDON  BECAME  INDEPENDENT  TRUSTEES ON JUNE 27,
            2005.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

      NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the
      Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. The Nominating Committee also reviews the compensation for the Board. Messrs. Colehour, Dalton, Demaret, McCarville and Somers currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually:
(i) by the vote of the Board or by a vote of the  shareholders  of the Fund; and
(ii) by the vote of a majority of the members of the Board who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Board uses this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before initially approving the advisory agreement with respect to the Fund, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the Advisor's compliance systems; (h) the Advisor's policies on and compliance procedures for personal securities transactions; and (i) the Advisor' reputation, expertise and resources in domestic financial markets.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Fund in respect of such matters as managing the Fund's portfolios in a manner consistent with the Fund's investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Fund were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and
(c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board and officers of the Trust own less than 1% of the outstanding shares of the Trust.

----------------------------------------------------------------------------------------------------------------
                                  DOLLAR RANGE OF FUND SHARES
           NAME                  (RYDEX S&P DIVERSIFIED TRENDS         AGGREGATE DOLLAR RANGE OF SHARES IN ALL
                                          FUND ONLY)                       RYDEX FUNDS OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
    Carl G. Verboncoeur                       $0                                     over $100,000
----------------------------------------------------------------------------------------------------------------
     Michael P. Byrum*                        $0                                     over $100,000
----------------------------------------------------------------------------------------------------------------
     Corey A. Colehour                        $0                                     over $100,000
----------------------------------------------------------------------------------------------------------------
     J. Kenneth Dalton                        $0                                   $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------
      John O. Demaret                         $0                                     over $100,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                  DOLLAR RANGE OF FUND SHARES
           NAME                  (RYDEX S&P DIVERSIFIED TRENDS         AGGREGATE DOLLAR RANGE OF SHARES IN ALL
                                          FUND ONLY)                       RYDEX FUNDS OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
   Patrick T. McCarville                      $0                                   $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------
       Roger Somers                           $0                                     over $100,000
----------------------------------------------------------------------------------------------------------------
    Werner E. Keller**                        $0                                     over $100,000
----------------------------------------------------------------------------------------------------------------
     Thomas F. Lydon**                        $0                                       $1-$10,001
----------------------------------------------------------------------------------------------------------------

*     MR. BYRUM BECAME AN  INTERESTED  TRUSTEE,  AS DEFINED  ABOVE,  ON JUNE 27,
      2005.

**    MR. KELLER AND MR. LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of the members of the Board serving during the fiscal year ended March 31, 2005, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust.

----------------------------------------------------------------------------------------------------------------
                                                     PENSION OR
                                                     RETIREMENT
          NAME                   AGGREGATE        BENEFITS ACCRUED      ESTIMATED ANNUAL          TOTAL
                               COMPENSATION      AS PART OF TRUST'S      BENEFITS UPON      COMPENSATION FROM
                                 FROM TRUST            EXPENSES             RETIREMENT         FUND COMPLEX*
----------------------------------------------------------------------------------------------------------------
    Carl Verboncoeur +               n/a                  n/a                  n/a                  n/a
----------------------------------------------------------------------------------------------------------------
   Michael P. Byrum +**              n/a                  n/a                  n/a                  n/a
----------------------------------------------------------------------------------------------------------------
     Corey A. Colehour             $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
     J. Kenneth Dalton             $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
       Roger Somers                $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
      John O. Demaret              $47,500                $0                    $0                $92,500
----------------------------------------------------------------------------------------------------------------
   Patrick T. McCarville           $47,500                $0                    $0                $86,500
----------------------------------------------------------------------------------------------------------------
    Werner E. Keller***              n/a                  n/a                  n/a                 $7,000
----------------------------------------------------------------------------------------------------------------
    Thomas F. Lydon***               n/a                  n/a                  n/a                 $7,000
----------------------------------------------------------------------------------------------------------------

* REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, RYDEX ETF TRUST AND, WITH RESPECT TO MESSRS. DEMARET, BYRUM, KELLER, AND LYDON, COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX CAPITAL PARTNERS SPHINX FUND.

+ AS OFFICERS OF THE ADVISOR, MESSRS. VERBONCOEUR AND BYRUM DO NOT RECEIVE COMPENSATION FROM THE TRUST.

**    MR. BYRUM BECAME AN  INTERESTED  TRUSTEE,  AS DEFINED  ABOVE,  ON JUNE 27,
      2005.

**** MESSRS. KELLER AND. LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005. THEREFORE, THEY DID NOT RECEIVE COMPENSATION FROM THE TRUST FOR THE FISCAL YEAR ENDED MARCH 31, 2005.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trust for their services.

CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and

      Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital Partners I, LLC, investment adviser, and Rydex Capital Partners II, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)

      Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, investment adviser, and Rydex Capital Partners II, LLC, investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, and Rydex Fund Services, Inc., 2003 to present;
      Secretary  of  Rydex   Distributors,   Inc.,  1996  to  2004;   Investment
      Representative, Money Management Associates, a registered investment adviser, 1992 to 1993.

NICK BONOS (42)

      Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Treasurer and Principal Financial Officer of Rydex Capital Partners SPhinX Fund, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present; Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.

JOANNA M. HAIGNEY (38)

      Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present. Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, servicer and distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISORY AGREEMENT

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to the Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Under an investment advisory agreement with the Advisor dated April 30, 2004, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Board and the officers of the Trust. As of July 8, 2005 assets under management of the Advisor were approximately $13.5 billion.

ADVISORY FEE. Pursuant to the advisory agreement with the Advisor the Rydex S&P Diversified Trends Fund pays the Advisor a fixed fee of 0.90% at an annualized rate, based on the average daily net assets for the Fund.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

----------------------------------------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT           OTHER POOLED INVESTMENT             OTHER ACCOUNTS(1)
                            COMPANIES(1,2)                     VEHICLES(1)

----------------------------------------------------------------------------------------------------------------------
                       NUMBER                          NUMBER                            NUMBER
                         OF      TOTAL ASSETS             OF       TOTAL ASSETS            OF           TOTAL ASSETS
      NAME            ACCOUNTS                         ACCOUNTS                         ACCOUNTS
----------------------------------------------------------------------------------------------------------------------
Michael P. Byrum         91            $12.6 B            2              < $5 M             8             < $5 M
----------------------------------------------------------------------------------------------------------------------
William E. Flaig Jr.     91            $12.6B             0               N/A              14            < $5 M
----------------------------------------------------------------------------------------------------------------------
 James R. King           91            $12.6 B            0               N/A               3             < $5 M
----------------------------------------------------------------------------------------------------------------------

(1)   INFORMATION PROVIDED IS AS OF APRIL 12, 2005.

(2)   THE  PORTFOLIO   MANAGERS   MANAGE  ONE  ACCOUNT  THAT  IS  SUBJECT  TO  A
      PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.1 M IN ASSETS UNDER MANAGEMENT AS OF APRIL 12, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Fund. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio manager. Mutual fund peers do not exist for all of the Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
     PORTFOLIO MANAGER          FUND NAME        DOLLAR RANGE OF FUND SHARES
--------------------------------------------------------------------------------
     Michael P. Byrum              None                      n/a
--------------------------------------------------------------------------------
   William E. Flaig, Jr.           None                      n/a
--------------------------------------------------------------------------------
       James R. King               None                      n/a
--------------------------------------------------------------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

Pursuant to an Accounting Services Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions.

DISTRIBUTION

Pursuant to a Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholloy-owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plan, as well as a description of the services performed, is described below.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - The Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of the Fund's assets attributable to H-Class Shares to designated service providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Fund.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; fees and expenses of non-interested Board members; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the trustees of the Trust who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV." The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund's pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.

OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and

Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation
Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the same Fund.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the fund's shareholders. The Fund will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test.

In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund's shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the

Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

Foreign Currency Transactions. Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Commodities. One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). As described in the Prospectus, the Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Code is not certain. The Fund has filed a private letter ruling request with the Internal Revenue Service ("Service") concerning the appropriate treatment of the income produced by certain commodity-linked derivative instruments under the regulated investment company qualification provision of the Code. There is no assurance that the Service will rule favorably on the issues presented in the ruling request. If the Service were not to rule favorably on one or more of the issues presented in the ruling request, the Fund may need to alter the commodity-linked instruments in which it invests in order to continue to be assured of qualification as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund, would be subject to diminished investment returns.

OPTIONS TRANSACTIONS BY THE FUND

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, or the principal underwriter.

Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of August 1, 2005, the Fund had not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity.

The Fund's Chief Compliance Officer, or his or her compliance personnel designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board will exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserves the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You  may  visit  the  Trust's  web  site  at  www.rydexinvestments.com  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent registered public accounting firm of the Trust and the Fund.

U. S. Bank (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. The custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

      o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

      o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

      o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies

            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

      The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

      B.    Proxy Voting Procedures

            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as

Schedule A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

      o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

      o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

      o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

      o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

      o Managing a pension plan for a company whose management is soliciting proxies;

      o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

      o     Rydex Investments,  its employees or affiliates having a business or
            personal   relationship   with  participants  in  a  proxy  contest,
            corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

      o Refer Proposal to the Client - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

      o Obtain Client Ratification - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

      o Use an Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

      o Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS

      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)   The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

      (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.  DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)   Records of client requests for proxy voting information.

      With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

      Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                         Vote With Mgt.
B.  Chairman and CEO is the Same Person                                Vote With Mgt.
C.  Majority of Independent Directors                                  Vote With Mgt.
D.  Stock Ownership Requirements                                       Vote With Mgt.
E.  Limit Tenure of Outside Directors                                  Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection      Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                     Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election                 Vote With Mgt.
B.  Reimburse Proxy Solicitation                                       Vote With Mgt.

AUDITORS

A.  Ratifying Auditors                                                 Vote With Mgt.

PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                                 Vote With Mgt.
B.  Cumulative Voting                                                  Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                       Vote With Mgt.

TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                    Case-by-Case
B.  Fair Price Provisions                                              Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                         Vote With Mgt.
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                         Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.  Confidential Voting                                      Vote With Mgt.
B.  Equal Access                                             Vote With Mgt.
C.  Bundled Proposals                                        Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                               Vote With Mgt.
B.  Stock Splits                                             Vote With Mgt.
C.  Reverse Stock Splits                                     Vote With Mgt.
D.  Preemptive Rights                                        Vote With Mgt.
E.  Share Repurchase Programs                                Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and             Case-by-Case
    Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes    Vote With Mgt.
C.  Employee Stock Ownership Plans                           Vote With Mgt.
D.  401(k) Employee Benefit Plans                            Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                           Vote With Mgt.
B.  Voting on Reincorporation Proposals                      Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                 Case-by-Case
B.  Corporate Restructuring                                  Vote With Mgt.
C.  Spin-Offs                                                Vote With Mgt.
D.  Liquidations                                             Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                    Vote With Mgt.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS:

(a)(1) Certificate of Trust dated February 10, 1993 of Rydex Series Trust (the "Registrant" or the "Trust") is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 27 to this Registration Statement, filed with the U.S. Securities and Exchange Commission ("SEC") on October 30, 1996.

(a)(2) Declaration of Trust dated March 13, 1993 of the Registrant is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 27 to this Registration Statement, filed with the SEC on October 30, 1996.

(a)(3) Amendment dated November 2, 1993 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 40 to this Registration Statement, filed with the SEC on August 1, 2000.

(a)(4) Amendment dated February 25, 2000 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 40 to this Registration Statement, filed with the SEC on August 1, 2000.

(b) By-Laws of the Registrant are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 27 to this Registration Statement, filed with the SEC on October 30, 1996.

(c)               Not applicable.

(d)(1) Advisory Agreement dated April 30, 2004 between the Registrant and PADCO Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement, filed with the SEC on July 29, 2004.

(d)(2) Amendment dated May 23, 2005 to the Advisory Agreement dated April 30, 2004 between the Registrant and PADCO Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(d)(3) Form of Advisory Agreement dated May 23, 2005 between the Registrant and PADCO Advisors, Inc., relating to the Structured Beta Series Funds, is incorporated herein by reference to Post-Effective Amendment No. 59 to this Registration Statement, filed with the SEC on June 15, 2005.

(e)(1) Distribution Agreement dated February 25, 2000 between the Registrant and PADCO Financial Services, Inc., for shares of the International Funds, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 40 to this Registration Statement, filed with the SEC on August 1, 2000.

(e)(2) Distribution Agreement dated December 16, 2003 between the Registrant and Rydex Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(f)               Not applicable.

(g) Custody Agreement dated November 30, 1993 between the Registrant and Star Bank, N.A. is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 27 to this Registration Statement, filed with the SEC on October 30, 1996.

(h)(1) Amended and Restated Service Agreement dated November 15, 2004 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(h)(2) Amendment dated May 23, 2005 to the Amended and Restated Service Agreement dated November 15, 2004 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(h)(3) Accounting Services Agreement dated September 25, 1996 between the Registrant and PADCO Service Company, Inc. d/b/a Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit (9)(d) of Post-Effective Amendment No. 27 to this Registration Statement, filed with the SEC on October 30, 1996.

(h)(4) Amendment dated August 11, 1998 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(h)(5) Amendment dated December 11, 1998 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit (4)(h) of Post-Effective Amendment No. 35 to this Registration Statement, filed with the SEC on July 30, 1999.

(h)(6) Amendment dated February 25, 2000 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 40 to this Registration Statement, filed with the SEC on August 2, 2000.

(h)(7) Amendment dated May 21, 2001 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(7) of Post- Effective Amendment No. 43 to this Registration Statement, filed with the SEC on July 30, 2001.

(h)(8) Amendment dated August 20, 2001 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(h)(9) Amendment dated November 5, 2001 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 45 to this Registration Statement, filed with the SEC on February 7, 2002.

(h)(10) Amendment dated May 20, 2002 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc., is incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed with the SEC on July 29, 2002.

(h)(11) Amendment dated November 10, 2003 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement, filed with the SEC on July 29, 2004.

(h)(12) Amendment dated May 23, 2005 to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(i) Opinion and consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP, is filed herewith.

(k)               Not applicable.

(l)               Not applicable.

(m)(1) Amended and Restated Distribution and Shareholder Services Plan for Advisor Class Shares and C Class Shares dated August 28, 2000 is incorporated herein by reference to Exhibit
                  (m)(11) of Post-Effective Amendment No. 43 to this Registration Statement, filed with the SEC on July 30, 2001.

(m)(2) Amendment dated May 21, 2001 to the Amended and Restated Distribution and Shareholder Services Plan dated August 28, 2000 for Advisor Class Shares and C Class Shares is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 43 to this Registration Statement, filed with the SEC on July 30, 2001.

(m)(3) Distribution Plan for H Class Shares dated February 25, 2000 is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 40 to this Registration Statement, filed with the SEC on August 2, 2000.

(m)(4) Amendment dated November 5, 2001 to the Amended and Restated Distribution and Shareholder Services Plan for Advisor Class Shares and C Class Shares dated August 28, 2000 is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(m)(5) Amendment dated May 20, 2002 to the Amended and Restated Distribution and Shareholder Services Plan for Advisor Class Shares and C Class Shares dated August 28, 2000 is incorporated herein by reference to Post- Effective Amendment No. 48 to this Registration Statement, filed with the SEC on July 29, 2002.

(m)(6) Amendment dated May 21, 2001 to the Distribution Plan for H Class Shares dated February 25, 2000 is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(m)(7) Amendment dated November 5, 2001 to the Distribution Plan for H Class Shares dated February 25, 2000 is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(m)(8) Distribution Plan for A Class Shares dated November 5, 2001 is incorporated herein by reference to Post- Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(m)(9) Amendment dated May 20, 2002 to the Distribution Plan for H Class Shares dated August 28, 2000 is incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed with the SEC on July 29, 2002.

(m)(10) Amendment dated May 20, 2002 to the Distribution Plan for A Class Shares dated November 5, 2001 is incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed with the SEC on July 29, 2002.

(m)(11) Amendment dated November 18, 2002 to the Distribution Plan for A Class Shares dated November 5, 2001 is incorporated herein by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed with the SEC on July 31, 2003.

(m)(12) Amendment dated November 10, 2003 to the Distribution and Shareholder Services Plan for Advisor Class Shares and C Class Shares dated August 28, 2000, is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement, filed with the SEC on July 29, 2004.

(m)(13) Amendment dated November 10, 2003 to the Distribution Plan for H Class Shares dated August 28, 2000, is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement, filed with the SEC on July 29, 2004.

(m)(14) Amendment dated November 10, 2003 to the Distribution Plan for A Class Shares dated November 5, 2001 is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(m)(15) Amendment dated May 23, 2005 to the Amended and Restated Distribution and Shareholder Services Plan for Advisor Class Shares and C Class Shares dated August 28, 2000 is incorporated herein by reference to Post- Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(m)(16) Amendment dated May 23, 2005 to the Distribution Plan for H Class Shares dated February 25, 2000 is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(m)(17) Amendment dated May 23, 2005 to the Distribution Plan for A Class Shares dated November 5, 2001 is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(n)(1) Amended and Restated Rule 18f-3 Plan dated August 30, 2004 is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(n)(2) Amendment dated May 23, 2005 to the Amended and Restated Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

(o)               Not applicable.

(p) Combined Code of Ethics for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Rydex Capital Partners SPhinX Fund, PADCO Advisors, Inc. d/b/a Rydex Investments, PADCO Advisors II, Inc. d/b/a Rydex Investments, Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, Rydex Distributors, Inc., and Rydex Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed with the SEC on May 24, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 25. INDEMNIFICATION:

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of March 13, 1993 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

         (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

         (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

         (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER:
-------  ---------------------------------------------------------

ADVISER

PADCO Advisors I, Inc., d/b/a Rydex Investments, (the "Advisor") is the investment adviser for the Trust. The principal address of the Advisor is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Advisor is an investment adviser registered under the Investment Advisers Act of 1940.

The officers and directors of the Advisor are as follows:

         NAME                              POSITION
         Carl G. Verboncoeur               Chief Executive Officer and Treasurer
         Michael P. Byrum                  President and Secretary

Additional information as to any other business, profession, vocation or employment of substantial nature engaged in by each such officer and director is included in the Trust's Statement of Additional Information.


ITEM 27. PRINCIPAL UNDERWRITERS:

(a) Rydex Distributors, Inc. (formerly, PADCO Financial Services, Inc.) serves as the principal underwriter for the Registrant, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.

Name and Principal       Positions and Offices With        Positions and Offices
Business Address         Underwriter                       with Registrant
--------------------     -----------------------------     ----------------------------

Carl G. Verboncoeur      President, CEO, and Treasurer     President and CEO

Michael P. Byrum         None                              Vice President

Nick Bonos               None                              Vice President and Treasurer

Joanna M. Haigney        None                              Secretary


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

ITEM 29. MANAGEMENT SERVICES:

There are no management-related service contracts not discussed in Parts A and B.

ITEM 30. UNDERTAKINGS:

None.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 60 to Registration Statement 033-59692 to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on this 29th day of July, 2005.


                                                         RYDEX SERIES FUNDS

                                                         /S/ CARL G. VERBONCOEUR
                                                         -----------------------
                                                         Carl G. Verboncoeur
                                                         President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

SIGNATURES                          TITLE                                               DATE

/S/ CARL G. VERBONCOEUR             President and Chief Executive Officer               July 29, 2005
-----------------------
Carl G. Verboncoeur

/S/ MICHAEL P. BYRUM                Member of the Board of Trustees                     July 29, 2005
--------------------
Michael P. Byrum

            *                       Member of the Board of Trustees                     July 29, 2005
---------------------------
Corey A. Colehour

            *                       Member of the Board of Trustees                     July 29, 2005
---------------------------
J. Kenneth Dalton

            *                       Member of the Board of Trustees                     July 29, 2005
---------------------------

Roger Somers

            *                       Member of the Board of Trustees                     July 29, 2005
---------------------------
John O. Demaret

            *                       Member of the Board of Trustees                     July 29, 2005
---------------------------
Patrick T. McCarville

/S/ THOMAS F. LYDON                 Member of the Board of Trustees                     July 29, 2005
---------------------------
Thomas F. Lydon

/S/ WERNER E. KELLER                Member of the Board of Trustees                     July 29, 2005
----------------------------
Werner E. Keller




*By /S/ CARL G. VERBONCOEUR
    -----------------------
Carl G. Verboncoeur, Attorney-in-Fact, pursuant to powers of attorney for Carl
G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick
T. McCarville, and Roger Somers which is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 43 to this Registration Statement, filed with the SEC on July 30, 2001.

                               RYDEX SERIES FUNDS
                                  EXHIBIT INDEX

NUMBER         EXHIBIT:

EX-99.I           Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP.
EX-99.J           Consent of independent registered public accounting firm,
                  PricewaterhouseCoopers LLP.